Registration No. 02-35570

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

POST-EFFECTIVE AMENDMENT NO. 67 TO
FORM N-1A
REGISTRATION STATEMENT
under
THE SECURITIES ACT OF 1933
and
REGISTRATION STATEMENT
under
THE INVESTMENT COMPANY ACT OF 1940

PRINCIPAL VARIABLE CONTRACTS FUND, INC.
(Exact name of Registrant as specified in Charter)
The Principal Financial Group
Des Moines, Iowa 50392
(Address of principal executive offices)

Telephone Number (515) 248-3842

MICHAEL D. ROUGHTON	Copy to:
The Principal Financial Group	John W. Blouch, Esq.
Des Moines, Iowa 50392	Dykema Gossett PLLC
Franklin Square
1300 I Street, N.W., Suite 300 West
Washington, DC 20005-3306
(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)of Rule 485

☑	on April 30, 2008 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PRINCIPAL VARIABLE CONTRACTS FUND, INC.
Effective May 17, 2008, this fund will be known as
Principal Variable Contracts Funds, Inc.

(“the Fund”)

ACCOUNTS OF THE FUND

Equity Accounts	Fixed-Income Accounts
Capital Value Account	Bond Account
Diversified International Account	Government & High Quality Bond Account
Equity Growth Account	Income Account
Equity Income Account I	Money Market Account
Equity Value Account	Mortgage Securities Account
Growth Account	Short-Term Bond Account
International Emerging Markets Account	Short-Term Income Account
International SmallCap Account
LargeCap Blend Account	Asset Allocation Accounts
LargeCap Stock Index Account	Asset Allocation Account
LargeCap Value Account	Balanced Account
MidCap Account	Principal LifeTime Accounts
MidCap Growth Account	2010 Account
MidCap Stock Account	2020 Account
MidCap Value Account	2030 Account
Real Estate Securities Account	2040 Account
SmallCap Account	2050 Account
SmallCap Growth Account	Strategic Income Account
SmallCap Value Account	Strategic Asset Management Portfolios
West Coast Equity Account	Balanced Portfolio
Conservative Balanced Portfolio
Conservative Growth Portfolio
Flexible Income Portfolio
Strategic Growth Portfolio

This prospectus describes a mutual fund organized by Principal Life Insurance Company® (“Principal Life”). The Fund provides a choice of investment objectives through the Accounts listed above.

The date of this Prospectus is April 30, 2008.

As with all mutual funds, neither the Securities and Exchange Commission (“SEC”) nor any State Securities Commission has approved or disapproved these securities or determined whether this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

2	Principal Variable Contracts Fund

Principal Variable Contracts Fund	3

ACCOUNT DESCRIPTIONS

Effective May 17, 2008, Principal Variable Contracts Fund, Inc. (the “Fund”) will change its name to Principal Variable Contracts Funds, Inc. Each Account has its own investment objective. The Fund’s principal underwriter is Principal Funds Distributor, Inc. (the “Distributor”). The Fund has hired Principal Management Corporation (“Principal”)* to provide investment advisory and other services to each of the Accounts. Principal seeks to provide a wide range of investment approaches through the Fund.

Principal has selected a Sub-Advisor for each Account based on the Sub-Advisor’s experience with the investment strategy for which it was selected. The Sub-Advisors and the Account each sub-advises are:

Sub-Advisor	Account(s)

AllianceBernstein L.P.	LargeCap Value

American Century Investment Management, Inc.	Equity Value

Columbus Circle Investors*	Growth

Edge Asset Management, Inc.*	Equity Income I Income MidCap Stock Mortgage Securities Short-Term Income Strategic Asset Management Portfolios West Coast Equity

Emerald Advisers, Inc.	SmallCap Growth

Essex Investment Management Company, LLC	SmallCap Growth

Jacobs Levy Equity Management, Inc.	MidCap Value

J.P. Morgan Investment Management, Inc.	SmallCap Value

Mellon Capital Management Corporation	MidCap Growth SmallCap Value

Morgan Stanley Investment Management Inc. d/b/a Van Kampen	Asset Allocation

Neuberger Berman Management, Inc.	MidCap Value

Principal Global Investors, LLC*	Balanced
Bond
Capital Value
Diversified International
Government & High Quality Bond
International Emerging Markets
International SmallCap
LargeCap Stock Index
MidCap
Money Market
Principal LifeTime Accounts
Short-Term Bond
SmallCap

Principal Real Estate Investors, LLC*	Real Estate Securities

T. Rowe Price Associates, Inc.	Equity Growth LargeCap Blend

UBS Global Asset Management (Americas), Inc.	SmallCap Growth

*	Principal Management Corporation; Columbus Circle Investors; Edge Asset Management, Inc. Principal Global Investors, LLC; Principal Real Estate Investors, LLC; and Principal Funds Distributor, Inc. are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group®.

4 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

All of the Accounts described in this prospectus offer Class 1 shares. Certain of the Accounts described in this prospectus also offer Class 2 shares.

Main Strategies and Risks
Each Account’s investment objective is described in the summary description of each Account. The Board of Directors may change an Account’s investment objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Account. If there is a material change to the Account’s investment objective or investment strategies, you should consider whether the Account remains an appropriate investment for you. There is no guarantee that an Account will meet its investment objective.

The summary of each Account also describes each Account’s primary investment strategies (including the type or types of securities in which the Account invests), any policy of the Account to concentrate in securities of issuers in a particular industry, group of industries or geographical region and the main risks associated with an investment in the Account. A more detailed discussion of risks appears later in the Prospectus under the caption “Certain Investment Strategies and Related Risks.”

Each Account may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions as more fully described under the caption “Certain Investment Strategies and Related Risks-Temporary Defensive Measures.”

Each Account is designed to be a portion of an investor’s portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions. The value of your investment in an Account changes with the value of the investments held by that Account. Many factors affect that value, and it is possible that you may lose money by investing in the Accounts. An investment in an Account is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Account seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Account.

Factors that may adversely affect a particular Account as a whole are called “principal risks.” The principal risks of investing in the Accounts are stated as to each Account in the Account’s description. In addition to the risks identified in each Account’s description, each of the Accounts is also subject to Liquidity Risk (all Accounts except the Money Market Account) Management Risk, Market Risk, and Securities Lending Risk (all Accounts except the Money Market Account). Each Account is also subject to underlying fund risk to the extent a Principal LifeTime Account or Strategic Asset Management Portfolio invests in the Account. Additional descriptions of the risks associated with investing in the Accounts are provided in “Certain Investment Strategies and Risks” and in Appendix A to this prospectus.

Investment Results
A bar chart and a table are included with the description of each Account that has annual returns for a full calendar year. They show the Account’s annual returns and its long-term performance. The chart shows how the Account’s performance has varied from year-to-year. The table compares the Account’s performance over time to that of:

•	a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
•	an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 5

The prospectus contains information on the historical performance of each Account’s Class 1 and, for those Accounts that issue them, Class 2 shares. Performance for periods prior to the date on which an Account’s Class 2 shares began operations, January 8, 2007, is based on the performance of the Account’s Class 1 shares adjusted to reflect the expenses of the Account’s Class 2 shares. The adjustments result in performance that is no higher than the historical performance of the applicable Class 1 shares.

The performance information for Class 1 and Class 2 shares of each of the Equity Income I, MidCap Stock, Short-Term Income, Mortgage Securities, and West Coast Equity Accounts, and each of the Strategic Asset Management Portfolios, reflect the historical performance of a predecessor fund acquired by each such Account in connection with a shareholder-approved reorganization. The performance of the Class 2 shares of each predecessor fund, for the periods prior to its introduction, is based on the historical returns of the Class 1 shares of the predecessor fund adjusted to reflect the higher operating expenses for the Class 2 shares. The adjustment results in performance that is no higher than the historical performance of the applicable Class 1 shares.

Call the Principal Variable Contracts Fund at 1-800-852-4450 to get the current 7-day yield for the Money Market Account.

Fees and Expenses
The annual operating expenses for each Account are deducted from that Account’s assets. Each Account’s operating expenses are shown with the description of the Account and are stated as a percentage of Account assets. These fees and expenses do not include the effect of any sales charges, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges were included, overall expenses would be higher and performance would be lower.

The description of each Account includes examples of the costs associated with investing in the Account. The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The examples shown would not change, however, if you continued to hold all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return each year and that the Account’s operating expenses remain the same. Your actual costs of investing in a particular Account may be higher or lower than the costs assumed for purposes of the examples.

NOTE:

•	No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, Principal, any Sub-Advisor, or the Distributor.

6 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Asset Allocation Account

Sub-Advisor(s):	Morgan Stanley Investment Management Inc. d/b/a Van Kampen (“Van Kampen”)

Objective:	The Account seeks to generate a total investment return consistent with preservation of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking a moderate risk approach towards long-term growth.

Main Strategies and Risks
The Account invests in a portfolio of securities that is broadly diversified by asset class, global region, country, economic sector, and currency. The Account’s portfolio manager makes broad asset allocation decisions and delegates responsibility for selection of specific individual securities to the internal, active management teams of the Sub-Advisor, Van Kampen.

In deciding how to allocate the Account’s assets, Van Kampen assesses three sets of factors:

•	the relative value of the stock, bond and money markets in the various regions, countries, and economic sectors;
•	the long-term dynamic forces that are driving economies, economic sectors, and companies; and
•	the short-term technical forces that are affecting market pricing.
Factors evaluated include growth rates in gross domestic product, inflation and corporation earnings, labor market conditions, interest rate levels, sales growth, return on equity, dividend yields, price to book ratios, and currency valuations.

From time-to-time, Van Kampen changes the Account’s allocation of assets in various ways, including by asset class, global region, country, economic sector, and currency, in order to keep the portfolio in alignment with global investment outlook.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account’s assets among different types of investments in different markets. Van Kampen reallocates among asset classes and eliminates asset classes for a period of time, when in its judgment the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt reallocations among asset classes will not occur.

Van Kampen does not allocate a specific percentage of the Account’s assets to a class. Over time, it expects the asset mix to be within the following ranges:

•	25% to 75% in equity securities;
•	20% to 60% in fixed-income securities; and
•	0% to 40% in money market instruments.
The Account may invest up to 25% of its assets in foreign securities.

Allowable instruments include individual securities (stocks, without regard to the market capitalization of the issuing company, and bonds), equity and interest rate futures, currency forward contracts, futures contracts, fixed-income structured investments, and listed options. The Account may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition. Van Kampen may utilize currency contracts, currency or index futures, or other derivatives for hedging or other purposes, including modifying the Account’s exposure to various currency, equity, or fixed-income market.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Fixed-Income Securities Risk
•	Derivatives Risk
•	U.S. Government Sponsored Securities Risk
•	Initial Public Offerings Risk
•	Foreign Securities Risk
•	High Yield Securities Risk
•	Mid Cap Stock Risk
•	Exchange Rate Risk
•	U.S. Government Securities Risk
•	Active Trading Risk
•	Small Company Risk

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 7

Van Kampen has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year
(Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	12.11%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-12.41%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
Asset Allocation Account - Class 1	11.78	11.96	6.91
S&P 500 Index(1)	5.49	12.83	5.91
Lehman Brothers Aggregate Bond Index(1)	6.97	4.42	5.97
MSCI EAFE (Europe, Australia, Far East) NDTR-D Index(1)	11.17	21.59	8.66
Morningstar Moderate Allocation Category Average	5.99	10.24	5.99

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from the Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1
Management Fees	0.80%
Other Expenses	0.02
Acquired Fund Fee and Expenses	0.03

Total Annual Account Operating Expenses	0.85%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Asset Allocation Account - Class 1	$87	$271	$471	$1,049

8 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Balanced Account

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks to generate a total return consisting of current income and capital appreciation.

Investor Profile:	The Account may be an appropriate investment for investors seeking current income as well as long-term growth of capital.

Main Strategies and Risks
The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities), and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account’s assets. The remainder of the Account’s assets is invested in bonds and cash. The Account may invest up to 25% of its assets in foreign securities, and up to 10% of its assets in below investment grade securities (“junk bonds”). The Account may engage in certain options transactions, enter into financial futures contracts, and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts, and related options for the purpose of currency hedging. The Account may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Account’s investment strategies. Examples of derivatives include options, futures, swaps, and forward currency exchange agreements. The Account may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Account, to replace non-traditional direct investments, or to obtain exposure to certain markets. The Account may invest in smaller capitalization companies through the asset allocation process. Also, the account may actively trade securities in an attempt to achieve its objective.

The Sub-Advisor, PGI, utilizes an asset allocation approach to the management and development of a diversified balanced account. The strategy incorporates a wide range of asset classes and investment styles with primary emphasis placed on equity versus fixed income allocation decisions. Secondary focus is then placed on growth versus value, large cap versus small cap, and domestic versus international equity exposure. Strategic or long-term asset class targets are determined with gradual adjustments to the mix to enhance risk-adjusted results over time. Any asset allocation adjustments fall within a predetermined range and do not deviate by more than 10% of the long-term asset class targets.

All marginal shifts in the asset mix are based on a consistent three-dimensional analytical framework. First, securities are reviewed based on price, earnings, and yield measures relative to long-term historical norms. Next, fundamental economic and market conditions are analyzed to identify opportunities, and finally, market trends are used to compare relative price strength and investor sentiment.

During the fiscal year ended December 31, 2007, the average ratings of the fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

66.52% in securities rated Aaa
3.94% in securities rated Aa
7.85% in securities rated A
14.94% in securities rated Baa
4.11% in securities rated Ba
2.57% in securities rated B
0.07% in securities rated Caa
0.00% in securities rated Ca
0.00% in securities rated C

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Fixed-Income Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Small Company Risk
•	High Yield Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	U.S. Government Securities Risk
•	Duration Risk
•	Market Segment Risk
•	U.S. Government Sponsored Securities Risk

PGl has been the Account’s Sub-Advisor since its inception.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 9

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year
(Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	9.82%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-9.61%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
Balanced Account - Class 1	5.38	10.40	4.27
60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index(1)	6.47	9.65	6.36
Morningstar Moderate Allocation Category Average	5.99	10.24	5.99

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1
Management Fees	0.60%
Other Expenses	0.03

Total Annual Account Operating Expenses	0.63%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Balanced Account - Class 1	$64	$202	$351	$786

10 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Bond Account
(effective 05/17/2008, this Account will be known as Bond & Mortgage Securities Account)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Investor Profile:	The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). The Account considers the term “bond” to mean any debt security. Under normal circumstances, the Account invests in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	mortgage-backed securities representing an interest in a pool of mortgage loans;
•	debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody’s or, if not rated, in the opinion of PGI of comparable quality; and
•	securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Account’s assets may be invested in:

•	common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
•	securities rated less than the four highest grades of S&P or Moody’s (i.e. less than investment grade (commonly known as “junk bonds”)) but not lower than CCC-(S&P) or Caa (Moody’s).

The Account may also enter into reverse repurchase agreements to attempt to enhance portfolio return and income and may lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Account’s investment strategies. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Account may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Account, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Account may actively trade securities in an attempt to achieve its investment objective.

During the fiscal year ended December 31, 2007, the average ratings of the Account’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

63.90% in securities rated Aaa
5.14% in securities rated Aa
8.44% in securities rated A
13.38% in securities rated Baa
4.71% in securities rated Ba
4.20% in securities rated B
0.16% in securities rated Caa
0.06% in securities rated Ca
0.01% in securities rated C

The above percentage for Aaa rated securities included unrated securities in the amount of 0.03% which have been determined by PGI to be of comparable quality.

Among the principal risks of investing in the Account are:

•	Fixed-Income Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	U.S. Government Sponsored Securities Risk
•	Portfolio Duration Risk
•	Underlying Fund Risk
•	High Yield Securities Risk
•	Credit and Counterparty Risk
•	Municipal Securities Risk
•	U.S. Government Securities Risk
•	Prepayment Risk

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 11

PGI has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year
(Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ’02	4.30%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-2.33%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
Bond Account - Class 1	3.41	4.02	5.02
Lehman Brothers Aggregate Bond Index(1)	6.97	4.42	5.97
Morningstar Intermediate-Term Bond Category Average	4.70	4.07	5.16

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1
Management Fees	0.41%
Other Expenses	0.01

Total Annual Account Operating Expenses	0.42%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Bond Account - Class 1	$43	$135	$235	$530

12 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Capital Value Account
(effective 05/17/2008, this Account will be known as LargeCap Value Account)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index, which as of the most recent calendar year end ranged between approximately $0.5 billion and $527.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:

•	determination that a stock is selling below its fair market value;
•	early recognition of changes in a company’s underlying fundamentals;
•	evaluation of the sustainability of fundamental changes; and
•	monitoring a stock’s behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Market Segment (Large Cap) Risk
•	Value Stock Risk

PGI has been the Account’s Sub-Advisor since its inception.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 13

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year
(Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.52%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-15.10%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
Capital Value Account - Class 1	-0.10	12.53	4.76
Russell 1000 Value Index(1)	-0.17	14.63	7.68
Morningstar Large Value Category Average	1.42	13.16	6.67

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account Assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1
Management Fees	0.59%
Other Expenses	0.01

Total Annual Account Operating Expenses	0.60%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Capital Value Account - Class 1	$61	$192	$335	$750

14 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Diversified International Account

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office is outside the U.S.;
•	the company’s principal securities trading market is outside the U.S.; and
•	the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced or sales made outside the U.S.

Primary consideration is given to securities of corporations of Western Europe, Canada, Australia, New Zealand, and the Pacific Islands. Changes in investments are made as prospects change for particular countries, industries or companies. The Account may invest in smaller capitalization companies.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its net assets (plus any borrowings for investment purposes) invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

In choosing investments for the Account, PGI pays particular attention to the long-term earnings prospects of the various companies under consideration. PGI then weighs those prospects relative to the price of the security.

The Account may actively trade securities in an attempt to achieve its investment objective. The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Small Company Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Underlying Fund Risk
•	Market Segment Risk
•	Active Trading Risk

PGI has been the Account’s Sub-Advisor since its inception.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 15

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year
(Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	17.25%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-18.68%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
Diversified International - Class 1	16.09	24.12	9.04
Diversified International - Class 2(1)	15.80	23.85	8.75
Citigroup BMI Global ex-US Index(2)	16.70	25.36	10.85
MSCI ACWI Ex-US Index(2)(3)	16.65	24.00	9.80
Morningstar Foreign Large Blend Category Average	12.71	20.31	7.94

(1)	Class 1 shares began operations on May 2, 1994 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

(3)	Effective September 30, 2007, the Diversified International Account will be compared against the MSCI ACWI Ex-Us Index because the Sub-Advisor believes recent changes to the MSCI ACWI Ex-Us Index make it a more representative index to use than the current Citigroup Index.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1	Class 2
Management Fees	0.81%	0.81%
12b-1 Fees	N/A	0.25
Other Expenses	0.09	0.09

Total Annual Account Operating Expenses	0.90%	1.15%

16 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Diversified International Account - Class 1	$92	$287	$498	$1,108
Diversified International Account - Class 2	117	365	633	1,398

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 17

Equity Growth Account
(effective 05/17/2008, this Account will be known as LargeCap Growth Account I)

Sub-Advisor(s):	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Objective:	The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies with large market capitalizations that exhibit strong growth and free cash flow potential. These companies are generally characterized as “growth” companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations within the range of companies in the Russell 1000® Growth Index (as of the most recent calendar year end, this range was between approximately $0.6 billion and $527.8 billion) at the time of purchase. The Account’s investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.

The market capitalization of companies in the Account’s portfolio and the Russell index will change over time, and the Account will not automatically sell or cease to purchase the stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range.

T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices and foreign currencies.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Exchange Rate Risk
•	Foreign Securities Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Underlying Fund Risk
•	Market Segment (Large Cap) Risk
•	Active Trading Risk

T. Rowe Price became the Account’s Sub-Advisor on August 24, 2004.

18 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year
(Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’98	22.68%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-18.25%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
Equity Growth - Class 1	8.52	11.29	4.41
Russell 1000 Growth Index(1)	11.81	12.11	3.83
Morningstar Large Growth Category Average	13.35	12.75	5.28

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1
Management Fees	0.75%
Other Expenses	0.00

Total Annual Account Operating Expenses	0.75%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Equity Growth Account - Class 1	$77	$240	$417	$930

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 19

Equity Income Account I
(effective 05/17/2008, this Account will be known as Equity Income Account)

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Account seeks to provide a relatively high level of current income and long-term growth of income and capital.

Investor Profile:	The Account may be an appropriate investment for investors who seek dividends to be reinvested for growth and who can accept fluctuations in the value of investments and the risks of investing in real estate investment trust (“REIT”) securities, below-investment grade bonds, or foreign securities.

Main Strategies and Risks
The Account invests primarily (normally at least 80% of its net assets (plus any borrowings for investment purposes)) in dividend-paying common stocks and preferred stocks. The Account may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities, and asset-backed securities. The Account may also invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called “junk bonds”). The Account may purchase or sell U.S. government securities or collateralized mortgage obligations on a “when-issued” or “delayed-delivery” basis in an aggregate of up to 20% of the market value of its total net assets. The Account may invest up to 20% of its assets in REIT securities. The Account may write (sell) and purchase covered call and put options. The Account may invest up to 25% of its assets in securities of foreign issuers.

The Account’s investments may also include convertible securities, repurchase agreements, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

In selecting investments for the Account, Edge looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in “value” stocks currently selling for less than Edge believes they are worth.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Fixed-Income Securities Risk
•	Underlying Fund Risk
•	U.S. Government Sponsored Securities Risk
•	Real Estate Securities Risk
•	Value Stock Risk
•	Foreign Securities Risk
•	High Yield Securities Risk
•	U.S. Government Securities Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Prepayment Risk

Edge has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

20 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.69%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-14.67%

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Account(2)
Equity Income Account I - Class 1	5.24	16.27	9.85
Equity Income Account I - Class 2(3)	5.00	15.97	9.60
S&P 500 Index(4)	5.49	12.83	4.59
S&P 500/Citigroup Value Index(4)	1.99	14.96	5.57
Morningstar Large Value Category Average	1.42	13.16	5.24

(1)	Performance reflects the performance of the predecessor fund. The predecessor fund’s performance in 1998 benefited from the agreement of Edge Asset Management, Inc. and its affiliates to limit the Account’s expenses.

(2)	Lifetime results are measured from the date the account was first sold (April 30, 1998).

(3)	Class 1 shares began operations on April 28, 1998 and Class 2 shares began operations on May 1, 2001. The returns for Class 2 shares for the periods prior to May 1, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

(4)	Index performance does not reflect deductions for fees, expenses or taxes. Until December 16, 2005, when Standard & Poor’s changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1	Class 2
Management Fees	0.49%	0.49%
12b-1 Fees	N/A	0.25
Other Expenses	0.00	0.00

Total Annual Account Operating Expenses	0.49%	0.74%

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 21

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Equity Income Account I - Class 1	$50	$157	$274	$616
Equity Income Account I - Class 2	76	237	411	918

22 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Equity Value Account
(effective 05/17/2008, this Account will be known as LargeCap Value Account II)

Sub-Advisor(s):	American Century Investment Management, Inc. (“American Century”)

Objective:	The Account seeks long-term growth of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies
The Account invests primarily in common stocks and other equity securities of large capitalization companies. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies with market capitalizations similar to companies in the Russell 1000® Index (as of the most recent calendar year end, this range was between approximately $0.5 billion and $527.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, American Century, uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until they have returned to favor in the market and their price has increased to, or is higher than, a level American Century believes more accurately reflects the fair value of the company. American Century may sell stocks from the Account’s portfolio if it believes a stock no longer meets its valuation criteria. American Century does not attempt to time the market. The Account may actively trade securities in an attempt to achieve its investment objective.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies’ stock prices. American Century also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase. Futures contracts, a type of derivative security, can help the Account’s cash assets remain liquid while performing more like stocks. American Century has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

When American Century believes it is prudent, the Account may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.

In the event of exceptional market or economic conditions, the Account may as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities, or short-term debt securities. To the extent the Account assumes a defensive position, it will not be pursuing its objective of capital growth.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Derivatives Risk
•	U.S. Government Sponsored Securities Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Value Stock Risk
•	Exchange Rate Risk
•	Market Segment (Large Cap) Risk
•	U.S. Government Securities Risk

American Century has been the Account’s Sub-Advisor since its inception.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 23

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year
(Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’06	7.34%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-6.11%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Life of Account(1)
Equity Value Account - Class 1	-1.32	9.75
Russell 1000 Value Index(2)	-0.17	12.12
Morningstar Large Value Category Average	1.42	10.72

(1)	Lifetime results are measured from the date the Account was first sold (August 30, 2004).

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1
Management Fees	0.85%
Other Expenses	0.06

Total Annual Account Operating Expenses	0.91%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Equity Value Account - Class 1	$93	$290	$504	$1,120

24 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Government & High Quality Bond Account

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks a high level of current income, liquidity and safety of principal.

Investor Profile:	The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Account seeks to achieve its investment objective by investing primarily at least 80% of its assets (plus any borrowing for investment purposes) in securities that are AAA rated or issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor’s Corporation or Aaa by Moody’s Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, PGI, to be of equivalent quality.

PGI seeks undervalued securities that represent good long-term investment opportunities. Securities may be sold when PGI believes they no longer represent good long-term value. The Account may actively trade securities in an attempt to achieve its investment on objective. The Account may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Account’s investment strategies. Examples of derivatives include options, futures, swaps, and forward currency exchange agreements. The Account may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Account, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Account may enter into reverse repurchase agreements and may lend its portfolio securities to brokers, dealers and other financial institutions. The Account may use futures, options, swaps and other derivative instruments to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates.

Among the principal risks of investing in the Account are:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Credit and Counterparty Risk
•	Portfolio Duration Risk
•	Prepayment Risk

PGI has been the Account’s Sub-Advisor since its inception.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 25

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year
(Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	4.41%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.48%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
Government & High Quality Bond Account - Class 1	4.90	3.30	5.18
Lehman Brothers Government/Mortgage Index(1)	7.72	4.28	5.90
Morningstar Intermediate Government Category Average	6.09	3.27	4.93

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1
Management Fees	0.45%
Other Expenses	0.00

Total Annual Account Operating Expenses	0.45%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Government & High Quality Bond Account - Class 1	$46	$144	$252	$567

26 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Growth Account
(effective 05/17/2008, this Account will be known as LargeCap Growth Account)

Sub-Advisor(s):	Columbus Circle Investors (“CCI”)

Objective:	The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Growth Index (as of the most recent calendar year end this range was between approximately $0.6 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Account may invest up to 25% of its assets in foreign securities. The Account may engage in certain options transactions, for the purpose of portfolio hedging, and may invest in Initial Public Offerings.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI seeks to select companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results. The Account may actively trade securities in an attempt to achieve its investment objective.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Market Segment (Large Cap) Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk

CCI became the Account’s Sub-Advisor on January 5, 2005.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 27

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’98	21.35%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-23.55%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
Growth Account - Class 1	23.20	15.99	3.48
Growth Account - Class 2(1)	22.85	15.69	3.18
Russell 1000 Growth Index(2)	11.81	12.11	3.83
Morningstar Large Growth Category Average	13.35	12.75	5.28

(1)	Class 1 shares began operations on May 2, 1994 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1	Class 2
Management Fees	0.68%	0.68%
12b-1 Fees	N/A	0.25
Other Expenses	0.00	0.00

Total Annual Account Operating Expenses	0.68%	0.93%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Growth Account - Class 1	$69	$218	$379	$847
Growth Account - Class 2	95	296	515	1,143

28 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Income Account

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Account seeks to provide a high level of current income consistent with preservation of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund, and who are willing to accept the risks associated with investing in “junk bonds,” foreign securities, and real estate investment trust (“REIT”) securities.

Main Strategies and Risks
Under normal circumstances, the Account invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities (including collateralized mortgage obligations), up to 35% of which may be in below investment-grade fixed-income securities (sometimes called “junk bonds”). The Account may also invest in convertible securities and REIT securities.

The Account may also invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies. The Account may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Account may enter into dollar roll transactions, which may involve leverage and purchase and sell interest rate futures and options.

The Account may lend its portfolio securities to brokers, dealers and other financial institutions. The Account may use futures, options, swaps and derivative instruments to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk.

During the fiscal year ended December 31, 2007, the average rating of the fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

34.08% in securities rated Aaa
7.62% in securities rated Aa
10.53% in securities rated A
33.67% in securities rated Baa
3.41% in securities rated Ba
6.38% in securities rated B
4.13% in securities rated Caa
0.11% in securities rated Ca
0.07% in securities rated C

The above percentage for Aaa, B, Ca and Caa rated securities include unrated securities in the amount of 0.12%, 0.09%, 0.11% and 0.04% respectively, which have been determined by Edge to be of comparable quality.

Among the principal risks of investing in the Account are:

•	Fixed-Income Securities Risk
•	Exchange Rate Risk
•	Prepayment Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Underlying Fund Risk
•	High Yield Securities Risk
•	Portfolio Duration Risk
•	Real Estate Securities Risk
•	Foreign Securities Risk
•	U.S. Government Securities Risk

Edge has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 29

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	5.00%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-2.66%

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
Income Account - Class 1	5.90	5.68	6.13
Income Account - Class 2(2)	5.77	5.41	5.87
Citigroup Broad Investment-Grade Bond Index(3)	7.22	4.55	6.03
Morningstar Intermediate-Term Bond Category Average	4.70	4.07	5.16

(1)	Performance reflects the performance of the predecessor fund.

(2)	Class 1 shares began operations on May 7, 1993, and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1	Class 2
Management Fees	0.50%	0.50%
12b-1 Fees	N/A	0.25
Other Expenses	0.00	0.00

Total Annual Account Operating Expenses	0.50%	0.75%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Income Account - Class 1	$51	$160	$280	$628
Income Account - Class 2	77	240	417	930

30 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

International Emerging Markets Account

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks long-term growth of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. Under normal conditions, at least 80% of the Account’s net assets (plus any borrowings for investment purposes) are invested in emerging market country equity securities. For this Account, the term “emerging market country” means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Account invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office is in emerging market countries;
•	the company’s principal securities trading market is an emerging market country; and
•	the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

The Account may invest assets in smaller or mid capitalization companies. PGI defines a smaller capitalization company as having a market capitalization between approximately $50 million and $3.8 billion. PGI defines a mid capitalization company as having a market capitalization between approximately $1.2 billion and $21.8 billion.

The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Market Segment (Small Cap and Mid Cap) Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Emerging Market Risk
•	Small Company Risk
•	Active Trading Risk
•	Underlying Fund Risk

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 31

PGI has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year
(Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	26.63%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-23.90%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Account(1)
International Emerging Markets - Class 1	42.11	38.96	22.51
MSCI Emerging Markets Free Index - NDTR(2)	39.39	37.00	21.86
Morningstar Diversified Emerging Markets Category Average	36.68	35.18	20.62

(1)	Lifetime results are measured from the date the Account was first sold (October 24, 2000).

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1
Management Fees	1.25%
Other Expenses	0.16

Total Annual Account Operating Expenses	1.41%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
International Emerging Markets Account - Class 1	$144	$446	$771	$1,691

32 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

International SmallCap Account

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies similar in size to companies included in the Citigroup Extended Market Index (EMI) World ex US (as of the most recent calendar year end this range was between approximately $15.9 million and $27.8 billion). Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Account invests in securities of:

•	companies with their principal place of business or principal office outside the U.S.;
•	companies for which the principal securities trading market is outside the U.S.; and
•	companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have a improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Small Company Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Market Segment (Small Cap) Risk
•	Active Trading Risk

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 33

PGI has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year
(Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	36.59%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-21.49%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Account(1)
International SmallCap Account - Class 1	9.23	29.84	14.54
Citigroup Extended Market Index (EMI) World ex-US(2)	7.31	27.38	10.72
Morningstar Foreign Small/Mid Growth Category Average	12.03	28.08	12.59

(1)	Lifetime results are measured from the date the Account was first sold (May 1, 1998).

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1
Management Fees	1.17%
Other Expenses	0.09

Total Annual Account Operating Expenses	1.26%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
International SmallCap Account - Class 1	$128	$400	$692	$1,523

34 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

LargeCap Blend Account
(effective 05/17/2008, this Account will be known as LargeCap Blend Account II)

Sub-Advisor(s):	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Objective:	The Account seeks long-term growth of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Account pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of the most recent calendar year end this range was between approximately $0.7 billion and $511.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Account will generally remain fully invested (less than 5% cash reserves) and will have approximately the same industry weightings as compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Account objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The market capitalization of companies in the Account’s portfolio and the S&P 500 Index will change over time, and the Account will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range. In addition, the Account has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.

T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe Price generally purchases for the Account securities issued by companies in the S&P 500 Index, and therefore, its stock selection process will result in the purchase of both growth and value stocks.

A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Account. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Account seeks to take full advantage of the analysts’ focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Account and coordinating Account investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.

In pursuing its investment objective, the Account’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 35

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Value Stock Risk
•	Underlying Fund Risk

•	Market Segment (Large Cap) Risk

•	Growth Stock Risk

T. Rowe Price became the Account’s Sub-Advisor on March 9, 2004.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.07%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’03	-3.91%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Account(1)
LargeCap Blend Account - Class 1	5.21	11.74	7.06
LargeCap Blend Account - Class 2(2)	4.93	11.50	6.86
S&P 500 Index(3)	5.49	12.83	7.57
Morningstar Large Blend Category Average	6.16	12.63	6.96

(1)	Lifetime results are measured by the date the Account was first sold (May 1, 2002).

(2)	Class 1 shares began operations on May 1, 2002 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1	Class 2
Management Fees	0.74%	0.74%
12b-1 Fees	N/A	0.25
Other Expenses	0.00	0.00

Total Annual Account Operating Expenses	0.74%	0.99%

36 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
LargeCap Blend Account - Class 1	$76	$237	$411	$918
LargeCap Blend Account - Class 2	101	315	547	1,213

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 37

LargeCap Stock Index Account
(effective 05/17/2008, this Account will be known as LargeCap S&P 500 Index Account)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks long-term growth of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks
Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that compose the S&P 500 Index. PGI attempts to mirror the investment performance of the Index by allocating the Account’s assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of the most recent calendar year end, the market capitalization range of the Index was between approximately $0.7 billion and $511.9 billion. Over the long-term, PGI seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P 500. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Account and Index performance may be affected by the Account’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account’s portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account’s ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Account’s assets. PGI may also elect to omit any S&P 500 stocks from the Account if such stocks are issued by an affiliated company.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Market Segment (Large Cap) Risk
•	Underlying Fund Risk

NOTE:	“Standard & Poor’s 500” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Account is not sponsored, endorsed, sold, or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Account.

PGI has been the Account’s Sub-Advisor since its inception.

38 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Return (%) as of December 31 each year
(Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.28%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-17.27%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Account(1)
LargeCap Stock Index Account - Class 1	5.15	12.45	2.19
S&P 500 Index(2)	5.49	12.83	2.76
Morningstar Large Blend Category Average	6.16	12.63	2.55

(1)	Lifetime results are measured from the date the Account was first sold (May 3, 1999).

(2)	Index performance; does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1
Management Fees	0.25%
Other Expenses	0.01

Total Annual Account Operating Expenses	0.26%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
LargeCap Stock Index Account - Class 1	$27	$84	$146	$331

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 39

LargeCap Value Account
(effective 05/17/2008, this Account will be known as LargeCap Value Account III)

Sub-Advisor(s):	AllianceBernstein L.P. (“AllianceBernstein”)

Objective:	The Account seeks long-term growth of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, AllianceBernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its net assets (less any borrowings for investment purposes) in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of the most recent calendar year end, this range was between approximately $0.05 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

AllianceBernstein employs an investment strategy, generally described as “value” investing. The firm seeks securities that exhibit low financial ratios, can be acquired for less than what AllianceBernstein believes is the issuer’s intrinsic value, or whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong “sell discipline” in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of “special situation” companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer’s intrinsic value involves fundamental research about such companies and issuers.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Foreign Exchange Risk
•	Derivatives Risk
•	Value Stock Risk
•	Market Segment (Large Cap) Risk
•	Foreign Securities Risk

AllianceBernstein has been the Account’s Sub-Advisor since its inception.

40 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year
(Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	16.19%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-7.99%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Account(1)
LargeCap Value Account - Class 1	-3.71	12.31	7.82
Russell 1000 Value Index(2)	-0.17	14.63	8.03
Morningstar Large Value Category Average	1.42	13.16	7.53

(1)	Lifetime results are measured from the date the Account was first sold (May 1, 2002).

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1
Management Fees	0.75%
Other Expenses	0.00

Total Annual Account Operating Expenses	0.75%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
LargeCap Value Account - Class 1	$77	$240	$417	$930

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 41

MidCap Account
(effective 05/17/2008, this Account will be known as MidCap Blend Account)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks to achieve capital appreciation.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Main Strategies and Risks
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap® Index (as of the most recent calendar year end, this range was between approximately $0.5 billion and $42.1 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Account assets may be invested in foreign securities. The Account may use futures, options, swaps, and related instruments for the purpose of portfolio management.

In selecting securities for investment, the Sub-Advisor, PGI, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Account, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

PGI believes that superior stock selection is the key to consistent out-performance. PGI seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research.

PGI focuses its stock selections on established companies that it believes have a sustainable competitive advantage. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Account may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Growth Stock Risk
•	Underlying Fund Risk
•	Active Trading Risk
•	Mid Cap Stock Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Value Stock Risk
•	Market Segment (Mid Cap) Risk
•	Derivatives Risk
•	Initial Public Offerings Risk

PGI has been the Account’s Sub-Advisor since its inception.

42 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year
(Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	23.31%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’98	-20.01%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
MidCap Account - Class 1	9.45	16.38	9.68
Russell Midcap Index(1)	5.60	18.21	9.91
Morningstar Mid-Cap Blend Category Average	4.85	15.64	8.98

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1
Management Fees	0.55%
Other Expenses	0.01

Total Annual Account Operating Expenses	0.56%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
MidCap Account - Class 1	$57	$179	$313	$701

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 43

MidCap Growth Account
(effective 05/17/2008, this Account will be known as MidCap Growth Account I)

Sub-Advisor(s):	Mellon Capital Management Corporation (“Mellon Capital”)

Objective:	The Account seeks long-term growth of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

Main Strategies and Risks
Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap® Growth Index (as of the most recent calendar year end, this range was between approximately $0.6 billion and $42.1 billion)) at the time of purchase. In the view of the Mellon Capital, many medium-sized companies:

•	are in fast growing industries,
•	offer superior earnings growth potential, and
•	are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Account may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Capital uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.

The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings “buy,” “sell,” or “hold.” The decision to buy, sell or hold is made by Mellon Capital based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Capital manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.

The Account may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Mid Cap Stock Risk
•	Market Segment (Mid Cap) Risk
•	Initial Public Offerings Risk
•	Emerging Market Risk

Mellon Equity has been the Account’s Sub-Advisor since its inception. On December 31, 2007, Mellon Equity was merged with its affiliate Mellon Capital Management Corporation. Mellon Capital is the Account’s Sub-Advisor.

44 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year
(Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	24.12%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-25.25%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Account(1)
MidCap Growth Account - Class 1	10.78	16.77	4.55
Russell Midcap Growth Index(2)	11.43	17.90	6.46
Morningstar Mid-Cap Growth Category Average	15.09	16.33	6.65

(1)	Lifetime results are measured from the date the Account was first sold (May 1, 1998).

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1
Management Fees	0.90%
12b-1 Fees	N/A
Other Expenses	0.01

Total Annual Account Operating Expenses	0.91%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
MidCap Growth Account - Class 1	$93	$290	$504	$1,120

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 45

MidCap Stock Account

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Account seeks to provide long-term capital appreciation.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth and the risk of investing in real estate investment trust (“REIT”) and foreign securities.

Main Strategies and Risks
The Account invests primarily in common stocks of U.S. companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P MidCap 400 Index, which as of the most recent calendar year end ranged between approximately $0.3 billion and $12.4 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Account may invest up to 20% of its assets in REIT securities. The Account may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called “junk bonds”). The Account may also invest in money market instruments for temporary or defensive purposes.

The Account may purchase or sell U.S. government securities and collateralized mortgage obligations on a “when-issued” or “delayed-delivery” basis in an aggregate of up to 20% of the market value of its total assets. The Account may invest up to 25% of its assets in the securities of foreign issuers.

In selecting investments for the Account, Edge looks for equity investments in companies that have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long run. In determining whether securities should be sold, Edge considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Account will not necessarily dispose of a security merely because its issuer’s market capitalization is no longer in the range represented by the S&P MidCap 400 Index.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Small Company Risk
•	Underlying Fund Risk
•	Mid Cap Stock Risk
•	U.S. Government Securities Risk
•	Foreign Securities Risk
•	Real Estate Securities Risk
•	Exchange Rate Risk
•	High Yield Securities Risk
•	Market Segment (Mid Cap) Risk
•	Derivatives Risk
•	Fixed-Income Securities Risk
•	Prepayment Risk

Edge has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

46 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	14.46%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-13.54%

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Account(2)
MidCap Stock Account - Class 1	-7.86	12.32	10.21
MidCap Stock Account - Class 2(3)	-8.10	12.03	9.95
S&P MidCap 400 Index(4)	7.98	16.20	9.06
Morningstar Mid-Cap Blend Category Average	4.85	15.64	6.83

(1)	Performance reflects the performance of the predecessor fund.

(2)	Lifetime results are measured by the date the Account was first sold (May 1, 2000).

(3)	Class 1 shares began operations on May 1, 2000 and Class 2 shares began operations on May 1, 2001. The returns for Class 2 shares for the periods prior to May 1, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

(4)	Index performance does not reflect deductions for fees, expenses or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1	Class 2
Management Fees	0.75%	0.75%
12b-1 Fees	N/A	0.25
Other Expenses	0.00	0.00

Total Annual Account Operating Expenses	0.75%	1.00%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
MidCap Stock Account - Class 1	$77	$240	$417	$930
MidCap Stock Account - Class 2	102	318	552	1,225

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 47

MidCap Value Account
(effective 05/17/2008, this Account will be known as Midcap Value Account II)

Sub-Advisor(s):	Neuberger Berman Management, Inc. (“Neuberger Berman”) and Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)

Objective:	The Account seeks long-term growth of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

Main Strategies and Risks
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap® Value Index (as of the most recent calendar year end, this range was between approximately $0.5 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Companies may range from the well-established and well-known to the new and unseasoned. The Account may invest up to 25% of its assets in securities of foreign companies.

Each of the Sub-Advisors selects stocks using a value oriented investment approach. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:

•	strong fundamentals, such as a company’s financial, operational, and competitive positions;
•	consistent cash flow; and
•	a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.

Jacobs Levy selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as “disentangling.” The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.

Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including financial statements, analyst forecasts, corporate management signals, economic releases, and security prices.

The Account may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Principal determines the portion of the Account’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Account assets among the Sub- Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment stategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among

48 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Small Company Risk
•	Initial Public Offerings Risk
•	Value Stock Risk

•	Mid Cap Stock Risk

•	Market Segment (Mid Cap) Risk

•	Underlying Fund Risk

Neuberger Berman has been a Sub-Advisor of the Account since its inception. Jacobs Levy has been a Sub-Advisor of the Account since June 30, 2006.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year
(Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.93%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-14.54%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Account(1)
MidCap Value Account - Class 1	-1.04	15.72	11.80
Russell Midcap Value Index(2)	-1.42	17.92	10.45
Morningstar Mid-Cap Value Category Average	0.83	15.55	9.16

(1)	Lifetime results are measured from the date the Account was first sold (May 3, 1999).

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1
Management Fees	1.05%
Other Expenses	0.01

Total Annual Account Operating Expenses	1.06%

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 49

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
MidCap Value Account - Class 1	$108	$337	$585	$1,294

50 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Money Market Account

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

Investor Profile:	The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk. As with all mutual funds, the value of the Account’s assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Main Strategies and Risks
The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Account purchases each security, it is an “eligible security” as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:

•	to take advantage of market variations;
•	to generate cash to cover sales of Account shares by its shareholders; or
•	upon revised credit opinions of the security’s issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the redemption of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:

•	securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
•	securities issued or guaranteed by agencies or instrumentalities of the U.S. government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
•	bank obligations including:

•	certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or,
•	bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.

•	commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
•	corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
•	repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
•	taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 51

Among the principal risks of investing in the Account are:

•	Municipal Securities Risk
•	Fixed-Income Securities Risk
•	Underlying Fund Risk
•	Eurodollar and Yankee Obligations Risk
•	U.S. Government Sponsored Securities Risk

PGI has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 and Q4 ’00	1.56%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’03, Q1 ’04 and Q2 ’04	0.15%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
Money Market Account - Class 1	4.94	2.78	3.53
Money Market Account - Class 2(1)	4.68	2.43	3.18
Lehman Brothers U.S. Treasury Bellwethers 3 Month Index(2)	5.11	3.08	3.80

(1)	Class 1 shares began operations on March 18, 1983 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.
To obtain the Account’s current yield information, call 1-800-852-4450

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1	Class 2
Management Fees	0.46%	0.46%
12b-1 Fees	N/A	0.25
Other Expenses	0.01	0.01

Total Annual Account Operating Expenses	0.47%	0.72%

52 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Money Market Account - Class 1	$48	$151	$263	$591
Money Market Account - Class 2	74	230	401	894

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 53

Mortgage Securities Account

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Account seeks to provide a high level of current income consistent with safety and liquidity.

Investor Profile:	The Account may be appropriate for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Account invests primarily in mortgage-backed securities, including collateralized mortgage obligations. The Account may also invest in dollar rolls, which may involve leverage.

Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements. The Account may also invest in U.S. government securities. Certain issuers of U.S. government securities are sponsored or chartered by Congress but their securities are neither issued or guaranteed by the U.S. Treasury.

The Account invests in mortgage securities which represent good longer term value, taking into account potential returns, prepayment and credit risk as well as deal-structure where appropriate. The Account also invests in Treasury and Agency securities primarily for duration and liquidity management purposes.

Among the principal risks of investing in the Account are:

•	Fixed-Income Securities Risk
•	Portfolio Duration Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	U.S. Government Securities Risk
•	Credit and Counterparty Risk
•	Prepayment Risk
•	Underlying Fund Risk

Edge has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	4.24%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.26%

54 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
Mortgage Securities Account - Class 1	6.58	3.83	5.27
Mortgage Securities Account - Class 2(2)	6.21	3.57	5.01
Citigroup Mortgage Index(3)	6.99	4.54	5.95
Morningstar Short Government Category Average	5.87	2.66	4.31
Morningstar Intermediate Government Category Average	6.09	3.27	4.93

(1)	Performance reflects the performance of the predecessor fund. The Fund’s performance in 1998 benefited from the agreement of Edge Asset Management and its affiliates to limit the Fund’s expenses. On March 1, 2004, the investment policies of the predecessor Fund were modified. As a result, the predecessor Fund’s performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(2)	Class 1 shares began operations on May 6, 1993 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1	Class 2
Management Fees	0.50%	0.50%
12b-1 Fees	N/A	0.25
Other Expenses	0.00	0.00

Total Annual Account Operating Expenses	0.50%	0.75%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Mortgage Securities Account - Class 1	$51	$160	$280	$628
Mortgage Securities Account - Class 2	77	240	417	930

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 55

Principal LifeTime Accounts

The Fund offers Accounts that are designed to meet the needs of an investor who wants an investment option that is suited to the investor’s particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Accounts to align, over time, underlying investments with the changing risk tolerance of the investor. These Accounts are sometimes referred as “target date funds.” The target date Accounts offered by the Fund are: Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, and Principal LifeTime Strategic Income (the “Principal LifeTime Accounts”).

Objective:	The investment objective of each of the Principal LifeTime 2010, 2020, 2030, 2040, and 2050 Accounts is to seek a total return consisting of long-term growth of capital and current income.

The investment objective of the Principal LifeTime Strategic Income Account is to seek current income.

Main Strategies and Risks
To pursue its goal, each Principal LifeTime Account invests in other Fund Accounts and funds of Principal Investors Fund, Inc. (together, the “underlying funds”) that Principal Management Corporation (“Principal”), the manager of the Fund and Principal Investors Fund, and Principal Global Investors, LLC (“PGI”), the Accounts’ Sub-Advisor, consider appropriate based on the remaining time horizon of a particular Principal LifeTime Account and the expected risk tolerance of those investors who have chosen that time horizon. Each of the Principal Life Time Accounts may invest in any of the Class 1 shares of the equity accounts or fixed-income accounts of Principal Variable Contracts Fund, Inc., at the sub-advisor’s discretion. The underlying funds provide each Account with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-income securities. In the case of Principal LifeTime Strategic Income Account, most of the Account’s assets are invested in underlying funds which are intended primarily to give the Account broad exposure to income-producing securities through their investments in fixed-income securities, “hybrid” securities - such as real estate securities and preferred securities, which may produce current income as well as capital gains — and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the Principal LifeTime Accounts. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each Principal LifeTime Account. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Account assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of an Account or market forces or Account circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time without shareholder approval, add, remove, or substitute underlying funds in which a Principal LifeTime Account invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund’s Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a Principal LifeTime Account must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund’s appropriate benchmark and peer group.

56 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Over time, PGI intends to gradually shift the asset allocation targets of each Principal LifeTime Account (other than the Principal LifeTime Strategic Income Account) to accommodate investors progressing from asset accumulation years to income-generation years. It is expected that, within 10 to 15 years after its target year, a Principal LifeTime Account’s underlying fund allocation will match that of the Principal LifeTime Strategic Income Account. At that time the Principal LifeTime Account may be combined with the Principal LifeTime Strategic Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.

There can be no assurance that any Principal LifeTime Account will achieve its investment objective. The net asset value of each of the Principal LifeTime Account’s shares is affected by changes in the value of the securities it owns. The Account’s performance is directly related to the performance of the underlying funds. The ability of each Principal LifeTime Account to meet its investment objective depends on the ability of the underlying fund to achieve their investment objectives.

The broad diversification of each Principal LifeTime Account is designed to cushion severe losses in any one investment sector and moderate the Account’s overall price swings. However, the Account’s share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a Principal LifeTime Account’s assets rise or fall, the Account’s share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Each Principal LifeTime Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. The primary risks associated with investing in the underlying funds are identified in the summary of each underlying funds in this prospectus.

The greater the investment by each Principal LifeTime Account in Accounts that invest primarily in stocks, the greater the potential exposure to the following risks:

•	Equity Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Growth Stock Risk
•	Market Segment (Large Cap) Risk
•	Underlying Fund Risk
•	Value Stock Risk
•	Exchange Rate Risk

The greater the investment by each Principal LifeTime Account in Accounts that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks:

•	Fixed-Income Risk
•	U.S. Government Sponsored Securities Risk
•	Municipal Securities Risk
•	High Yield Securities Risk
•	Portfolio Duration Risk
•	U.S. Government Securities Risk

The greater the investment by each Principal LifeTime Account in Accounts that invest in foreign investments, the greater the potential exposure to the following risks:

•	Foreign Securities Risk
•	Market Segment Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Small Company Risk

Each Principal LifeTime Account is also subject to the following risks:

Payment in Kind Liquidity Risk. Under certain circumstances, an underlying fund may determine to pay a redemption request by a Principal LifeTime Account wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Principal LifeTime Accounts may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Principal LifeTime Accounts serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Principal LifeTime Accounts and the underlying funds. Because Principal and its affiliated companies earn different fees from the underlying funds in which the Principal LifeTime Accounts invest, there may be a conflict between the interests of the Principal LifeTime Accounts and the economic interests of Principal and its affiliates.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 57

Investment Company Securities Risk. Certain Accounts invest in securities of other investment companies. The total return on such investments reflects the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

PGI has provided investment advice to each Principal LifeTime Fund since its inception.

As of December 31, 2007, each Principal LifeTime Account’s assets were allocated among the underlying funds as identified in the table below.

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Account	Account	Account	Account	Account	Account
Bond Account	27.68%	20.79%	11.72%	5.53%	2.27%	44.61%
Capital Value Account	2.49	3.05	3.84	4.32	4.62	1.51
Disciplined LargeCap Blend Fund	9.23	11.14	12.75	12.85	12.80	3.59
Equity Growth Account	4.17	5.49	6.40	7.60	7.92	1.62
Growth Account	4.21	5.11	6.36	6.85	7.54	1.90
High Yield Fund	2.69	3.75	4.18	4.44	4.79	—
Inflation Protection Fund	3.60	—	—	—	—	12.83
International Emerging Markets Fund	2.63	3.46	4.00	4.46	4.67	—
International Growth Fund	8.33	11.01	12.60	13.66	14.44	3.68
LargeCap Value Account	2.40	3.13	3.63	4.29	4.47	1.55
Partners International Fund	4.89	5.96	6.82	7.66	7.75	2.34
Partners LargeCap Blend Fund I	4.79	5.57	6.00	6.44	6.36	1.97
Partners LargeCap Value Fund I	2.43	3.10	3.63	4.15	4.48	—
Partners MidCap Growth Fund	—	1.44	1.75	1.84	1.94	—
Partners MidCap Value Fund I	—	1.13	1.50	1.60	1.66	—
Partners SmallCap Growth Fund I	—	—	1.12	1.50	1.82	—
Partners SmallCap Growth Fund III	1.45	1.85	1.55	1.64	1.71	—
Preferred Securities Fund	6.27	5.35	4.36	3.47	2.74	6.41
Real Estate Securities Account	5.75	4.89	4.06	3.50	3.68	4.37
SmallCap S&P 600 Index Fund	2.22	2.04	1.29	1.30	1.11	1.53
SmallCap Value Account	—	—	0.98	1.35	1.62	—
SmallCap Value Fund	1.37	1.74	1.46	1.55	1.61	—
Ultra Short Bond Fund	3.40	—	—	—	—	12.09

TOTAL	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Historical Performance
The following bar charts and tables show the historical investment performance of each Principal LifeTime Account. The bar chart for each Account shows how the Account’s total return has varied year-by-year, and the table for the Account shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Account. An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Each Account’s investment return is net of the operating expenses of each of the underlying funds. Separate account and cost of insurance and other contract level expenses are not reflected in Principal LifeTime Account performance. Total returns would be lower if such expenses were included.

58 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Principal LifeTime 2010 Account

Principal Investment Strategies
The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account’s asset allocation will become more conservative over time.

Calendar Year Total Returns (%) as of December 31 each year
(Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’06	5.11%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-2.41%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Life of Account(1)
Principal LifeTime 2010 - Class 1	3.74	9.31
S&P 500 Index(2)	5.49	10.98
Lehman Brothers Aggregate Bond Index(2)	6.97	4.48
MSCI EAFE (Europe, Australia, Far East) NDTR-D Index(2)	11.17	20.98
Russell 3000 Index(2)(3)	5.14	11.66
Principal LifeTime 2010 Blended Index(2)(4)	7.02	8.45
Morningstar Target-Date 2000-2014 Category Average	5.22	7.17

(1)	Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

(3)	The Manager and Portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(4)	The weightings for this blended index as of March 31, 2008, were 40.9% Russell 3000 Index, 14.6% MSCI EAFE NDTR-D Index, and 44.5% Lehman Brothers Aggregate Bond Index.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 59

Principal LifeTime 2020 Account

Principal Investment Strategies
The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account’s asset allocation will become more conservative over time.

Calendar Year Total Returns (%) as of December 31 each year
(Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’06	6.11%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-2.60%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Life of Account(1)
Principal LifeTime 2020 - Class 1	4.87	11.23
S&P 500 Index(2)	5.49	10.98
Lehman Brothers Aggregate Bond Index(2)	6.97	4.48
MSCI EAFE (Europe, Australia, Far East) NDTR-D Index(2)	11.17	20.98
Russell 3000 Index(2)(3)	5.14	11.66
Principal LifeTime 2020 Blended Index(2)(4)	7.00	10.08
Morningstar Target-Date 2015-2029 Category Average	6.05	10.44

(1)	Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

(3)	The Manager and Portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(4)	The weightings for this blended index as of March 31, 2008, were 50.4% Russell 3000 Index, 19.1% MSCI EAFE NDTR-D Index, and 30.5% Lehman Brothers Aggregate Bond Index.

60 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Principal LifeTime 2030 Account

Principal Investment Strategies
The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account’s asset allocation will become more conservative over time.

Calendar Year Total Returns (%) as of December 31 each year
(Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’06	6.54%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-2.71%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Life of Accounts(1)
Principal LifeTime 2030 - Class 1	5.97	11.47
S&P 500 Index(2)	5.49	10.98
Lehman Brothers Aggregate Bond Index(2)	6.97	4.48
MSCI EAFE (Europe, Australia, Far East) NDTR-D Index(2)	11.17	20.98
Russell 3000 Index(2)(3)	5.14	11.66
Principal LifeTime 2030 Blended Index(2)(4)	6.94	10.89
Morningstar Target-Date 2030+ Category Average	6.54	12.39

(1)	Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

(3)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(4)	The weightings for this blended index as of March 31, 2008, were 56.7% Russell 3000 Index, 22.3% MSCI EAFE NDTR-D Index, and 21.0% Lehman Brothers Aggregate Bond Index.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 61

Principal LifeTime 2040 Account

Principal Investment Strategies
The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account’s asset allocation will become more conservative over time.

Calendar Year Total Returns (%) as of December 31 each year
(Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’06	7.00%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-2.91%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Life of Account(1)
Principal LifeTime 2040 - Class 1	6.54	12.26
S&P 500 Index(2)	5.49	10.98
Lehman Brothers Aggregate Bond Index(2)	6.97	4.48
MSCI EAFE (Europe, Australia, Far East) NDTR-D Index(2)	11.17	20.98
Russell 3000 Index(2)(3)	5.14	11.66
Principal LifeTime 2040 Blended Index(2)(4)	6.88	11.69
Morningstar Target-Date 2030+ Category Average	6.54	12.39

(1)	Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

(3)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(4)	The weightings for this blended index as of March 31, 2008, were 61.4% Russell 3000 Index, 24.6% MSCI EAFE NDTR-D Index, and 14.0% Lehman Brothers Aggregate Bond Index.

62 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Principal LifeTime 2050 Account

Principal Investment Strategies
The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account’s asset allocation will become more conservative over time.

Calendar Year Total Returns (%) as of December 31 each year
(Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’06	7.46%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-2.95%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Life of Account(1)
Principal LifeTime 2050 - Class 1	6.62	12.47
S&P 500 Index(2)	5.49	10.98
Lehman Brothers Aggregate Bond Index(2)	6.97	4.48
MSCI EAFE (Europe, Australia, Far East) NDTR-D Index(2)	11.17	20.98
Russell 3000 Index(2)(3)	5.14	11.66
Principal LifeTime 2050 Blended Index(2)(4)	6.89	12.51
Morningstar Target-Date 2030+ Category Average	6.54	12.39

(1)	Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

(3)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(4)	The weightings for this blended index as of March 31, 2008, were 64.2% Russell 3000 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0% Lehman Brothers Aggregate Bond Index.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 63

Principal LifeTime Strategic Income Account

Principal Investment Strategies
The Account invests primarily in underlying fixed-income Accounts, but also invests in underlying equity and hybrid accounts according to an asset allocation strategy designed for investors seeking current income from their investment.

Calendar Year Total Returns (%) as of December 31 each year
(Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’05	3.87%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’05	-1.78%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Life of Account(1)
Principal LifeTime Strategic Income - Class 1	2.12	7.48
S&P 500 Index(2)	5.49	10.98
Lehman Brothers Aggregate Bond Index(2)	6.97	4.48
MSCI EAFE (Europe, Australia, Far East) NDTR-D Index(2)	11.17	20.98
Russell 3000 Index(2)(3)	5.14	11.66
Principal LifeTime Strategic Income Blended Index(2)(4)	7.10	7.03
Morningstar Target-Date 2000-2014 Category Average	5.22	7.17

(1)	Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

(3)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(4)	The weightings for this blended index as of March 31, 2008, were 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Lehman Brothers Aggregate Bond Index.

64 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Fees and Expenses of the Principal LifeTime Accounts
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the Principal LifeTime Accounts during the fiscal year ended December 31, 2007. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the Principal LifeTime Accounts through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended December 31, 2007.

These fees and expenses shown in the table and included in the examples do not include the effect of any sales charge, separate account expenses or contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the performance shown.

	Annual Account Operating Expenses
	(Expenses that are deducted from Account assets)
						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
CLASS 1	Account	Account	Account	Account	Account	Account
Management Fees	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%
Other Expenses	0.01	0.00	0.01	0.01	0.01	0.01

Total Gross Operating Fees and Expenses	0.13%	0.12%	0.13%	0.13%	0.13%	0.13%
Expense Reimbursement at Principal LifeTime Account Level(1)	N/A	N/A	N/A	0.00	0.01	0.00
Net Operating Fees and Expenses	0.13	0.12	0.13	0.13	0.12	0.13
Acquired Fund (Underlying Fund) Operating Expenses	0.63	0.68	0.71	0.74	0.76	0.52

Total Annual Account Operating Expenses	0.76%	0.80%	0.84%	0.87%	0.88%	0.65%

(1)	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 30, 2009. The expense limits will maintain a total level of operating expenses, not including underlying fund expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.13% for the Principal LifeTime 2040 Account, 0.12% for the Principal LifeTime 2050 Account, 0.14% for the Principal LifeTime Strategic Income Account.

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Accounts operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
Class 1 Shares	1 Year	3 Years	5 Years	10 Years
Principal LifeTime 2010	$78	$243	$422	$942
Principal LifeTime 2020	82	255	444	990
Principal LifeTime 2030	86	268	466	1037
Principal LifeTime 2040	89	278	482	1073
Principal LifeTime 2050	90	282	492	1095
Principal LifeTime Strategic Income	66	208	362	810

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 65

Real Estate Securities Account

Sub-Advisor(s):	Principal Real Estate Investors, LLC (“Principal - REI”)

Objective:	The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

Investor Profile:	The Account may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Account’s investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Account may invest in smaller capitalization companies.

Real estate investment trusts (“REITs”) are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:

•	equity REITs, which primarily own property and generate revenue from rental income;
•	mortgage REITs, which invest in real estate mortgages; and
•	hybrid REITs, which combine the characteristics of both equity and mortgage REITs.
In selecting securities for the Account, the Sub-Advisor focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies. The Account is “non-diversified,” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Account is subject to non-diversification risk.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Sector Risk
•	Prepayment Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Underlying Fund Risk
•	Non-Diversification Risk
•	Small Company Risk
•	Real Estate Securities Risk
•	Active Trading Risk

Principal - REI has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

66 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	17.84%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-11.72%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Account(1)
Real Estate Securities Account - Class 1	-17.69	19.47	13.26
Real Estate Securities Account - Class 2(2)	-17.92	19.19	13.03
MSCI US REIT Index(3)	-16.82	17.91	11.24
Morningstar Specialty - Real Estate Category Average	-14.66	17.70	11.48

(1)	Lifetime results are measured from date the Account was first sold (May 1,1998).

(2)	Class 1 shares began operations on May 1, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1	Class 2
Management Fees	0.85%	0.85%
12b-1 Fees	N/A	0.25
Other Expenses	0.01	0.01

Total Annual Account Operating Expenses	0.86%	1.11%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Real Estate Securities Account - Class 1	$88	$274	$477	$1,061
Real Estate Securities Account - Class 2	113	353	612	1,352

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 67

Short-Term Bond Account
(effective 05/17/2008, this Account will be known as Short-Term Bond Account)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks to provide current income.

Investor Profile:	The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Account invests primarily in short-term fixed-income securities. Under normal circumstances, the Account maintains an effective maturity of four years or less and a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Account’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect the judgment of PGI regarding the likelihood of the security being called or prepaid. The Account considers the term “bond” to mean any debt security. Under normal circumstances, it invests at least 80% of its net assets (plus any borrowings for investment purposes) in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	debt securities of U.S. issuers rated in the four highest grades by Standard & Poor’s Rating Service or Moody’s Investors Service, Inc. or, if unrated, in the opinion of PGI of comparable quality; and
•	mortgage-backed securities representing an interest in a pool of mortgage loans.

The Account may invest up to 15% of its assets in below-investment-grade fixed-income securities (“junk bonds”) into reverse repurchase agreements and lend its portfolio securities to brokers, dealers and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Account’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Account may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Account, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Account may actively trade securities in an attempt to achieve its investment objective.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

64.54% in securities rated Aaa
5.42% in securities rated Aa
6.56% in securities rated A
17.75% in securities rated Baa
3.69% in securities rated Ba
2.00% in securities rated B

0.03% in securities rated Caa
0.00% in securities rated Ca
0.01% in securities rated C

The above percentage for Aaa, Aa, Ba, and B rated securities include unrated securities in the amount of 0.05%, 0.13%, 0.02%, and 0.01%, respectively, which have been determined by PGI to be comparable quality.

Among the principal risks of investing in the Account are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	Credit and Counterparty Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	U.S. Government Securities Risk
•	Active Trading Risk
•	Prepayment Risk
•	Real Estate Securities Risk

68 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

PGI has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year
(Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ’06	2.21%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.58%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Life of Account(1)
Short-Term Bond Account - Class 1	3.07	2.43
Lehman Brothers MF (1-3) US Government Credit Index(2)	6.83	3.34
Morningstar Short-Term Bond Category Average	4.29	2.70

(1)	Lifetime results are measured from the date the Account was first sold (May 1, 2003).

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1
Management Fees	0.49%
Other Expenses	0.00

Total Annual Account Operating Expenses	0.49%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Short-Term Bond Account - Class 1	$50	$157	$274	616

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 69

Short-Term Income Account

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Account seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

Investor Profile:	The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Account invests in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations (”NRSRO”) or, in the opinion of Edge, are of comparable quality (”investment-grade”). Under normal circumstances, the Account maintains an effective maturity of five years or less and a dollar-weighted average duration of three years or less. The Account’s investments may also include corporate securities, U.S. and foreign government securities, repurchase agreements, mortgage-backed and asset-backed securities, and real estate investment trust securities.

The Account may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. The Account may invest up to 5% of its assets in preferred stock. The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Account may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Account may borrow money, enter into reverse repurchase agreements, and/or dollar roll transactions in aggregate of up to 33 1/3% of its total assets. The Account may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.

Among the principal risks of investing in the Account are:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	Foreign Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	Exchange Rate Risk
•	Underlying Fund Risk
•	Prepayment Risk
•	Real Estate Securities Risk

Edge has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

70 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	3.20%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.41%

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
Short-Term Income Account - Class 1	4.50	3.65	4.89
Short-Term Income Account - Class 2(2)	4.24	3.45	4.65
Citigroup Broad Investment-Grade Credit 1-3 Years Index(3)	5.75	3.94	5.50
Morningstar Short-Term Bond Category Average	4.29	2.88	4.41

(1)	Performance reflects the performance of the predecessor fund. The predecessor fund’s performance between 1996 and 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund’s expenses.

(2)	Class 1 shares began operations on January 12, 1994 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustments results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1	Class 2
Management Fees	0.50%	0.50%
12b-1 Fees	N/A	0.25
Other Expenses	0.00	0.00

Total Annual Account Operating Expenses	0.50%	0.75%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Short-Term Income Account - Class 1	$51	$160	$280	$628
Short-Term Income Account - Class 2	77	240	417	930

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 71

SmallCap Account
(Closed to new investors as of the close of business on November  18, 2007)
(effective 05/17/2008, this Account will be known as SmallCap Blend Account)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks long-term growth of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Index (as of the most recent calendar year end, this range was between approximately $0.03 billion and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Account, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

PGI may purchase securities issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition.

The account may use futures, options, swaps, and related instruments for the purpose of hedging.

Among the principal risks of investing in the Account are:

•	Equity Securities Risks
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Active Trading Risk
•	Underlying Fund Risk
•	Market Segment (Small Cap) Risk
•	Value Stock Risk
•	Initial Public Offerings Risk

PGI has been the Account’s Sub-Advisor since its inception.

72 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year
(Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’99	26.75%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-25.61%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Account(1)
SmallCap Account - Class 1	1.65	14.99	4.35
Russell 2000 Index(2)	-1.57	16.25	6.22
Morningstar Small Blend Category Average	-1.10	15.72	8.01

(1)	Lifetime results are measured from the date the Account was first sold (May 1, 1998).

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1
Management Fees	0.85%
12b-1 Fees	N/A
Other Expenses	0.01
Acquired Fund Fees and Expenses	0.05

Total Annual Account Operating Expenses	0.91%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
SmallCap Account - Class 1	$93	$290	$504	$1,120

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 73

SmallCap Growth Account
(effective 05/17/2008, this Account will be known as SmallCap Growth Account II)

Sub-Advisor(s):	UBS Global Asset Management (Americas), Inc. (“UBS Global AM”), Emerald Advisers, Inc. (“Emerald”), and Essex Investment Management Company, LLC (“Essex”)

Objective:	The Account seeks long-term growth of capital

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000® Growth Index at the time of purchase (as of the most recent calendar year end, this range was between approximately $0.05 billion and $8.4 billion)). Market capitalization is defined as total current market value of a company’s outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies. The Account may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.

UBS Global AM may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Account’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Account may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Account, to replace more traditional direct investments, or to obtain exposure to certain markets.

Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.

Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company’s future growth potential. Ordinarily, the Account will invest in companies from all sectors of the market based on Essex’s fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Account will sell a stock when the catalysts for improved growth are no longer valid, or if the valuation is no longer attractive relative to Essex’s long-term growth expectations.

Principal determines the portion of the Account’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of

74 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk

•	Mid Cap Stock Risk

•	Derivatives Risk
•	Growth Stock Risk
•	Small Company Risk
•	Underlying Fund Risk

•	Market Segment (Small Cap) Risk

•	Initial Public Offerings Risk
•	Sector Risk

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002. Emerald was added as an additional Sub-Advisor on August 26, 2004. Essex was added as an additional Sub-Advisor on June 30, 2006.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	59.52%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-37.66%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Account(1)
SmallCap Growth Account - Class 1	5.00	14.61	2.44
SmallCap Growth Account - Class 2(2)	4.71	14.27	2.20
Russell 2000 Growth Index(3)	7.05	16.50	3.20
Morningstar Small Growth Category Average	7.59	15.63	6.99

(1)	Lifetime results are measured from the date the Account was first sold (May 1, 1998).

(2)	Class 1 shares began operations on May 1, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 75

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1	Class 2
Management Fees	0.99%	0.99%
12b-1 Fees	N/A	0.25
Other Expenses	0.02	0.02

Total Annual Account Operating Expenses	1.01%	1.26%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
SmallCap Growth Account - Class 1	$103	$322	$558	$1,236
SmallCap Growth Account - Class 2	128	400	692	1,523

76 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

SmallCap Value Account
(effective 05/17/2008, this Account will be known as SmallCap Value Account I)

Sub-Advisor(s):	Mellon Capital Management Corporation (“Mellon Capital”) and J.P. Morgan Investment Management, Inc. (“J.P. Morgan”)

Objective:	The Account seeks long-term growth of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

Main Strategies and Risks
The Account invests primarily in a diversified group of equity securities of U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Value Index (as of the most recent calendar year end, this range was between approximately $0.03 billion and $6.1 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25% of the Account’s assets may be invested in foreign securities. The Account may also purchase securities issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition.

The J.P. Morgan investment process starts with a disciplined quantitative ranking methodology that identifies stocks in each economic sector that have positive trends with attractive relative valuations. We then use a quadratic optimization to create a portfolio of well-diversified, compensated bets that seeks to deliver consistent returns with style characteristics similar to the Russell 2000 Value Index. For each trade suggested by the optimization, the portfolio managers do in-depth fundamental research to ensure that the trade meets our original investment thesis (strong trends with attractive relative valuation). Finally, sophisticated trading techniques ensure that the trades are executed in a cost-effective manner, ensuring that the alpha of the strategy is not unduly encumbered by trading costs.

The J.P. Morgan process seeks to generate excess returns purely through stock selection. As a result, the portfolio tends to be largely sector neutral.

The portion of the Account managed by J.P. Morgan seeks to provide full exposure to the equity market by investing in derivative securities such as index futures that reduce the impact of cash positions on performance relative to the benchmark.

In selecting investments for the Account, Mellon Capital uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. Undervalued stocks are those selling at a low price relative to their profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.

Rather than using broad economic or market trends, Mellon Capital selects stocks on a company-by-company basis. To ensure ample diversification, the portion of the Account’s assets managed by Mellon Capital are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.

Since the Account has a long-term investment perspective, Mellon Capital does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 77

Principal determines the portion of the Account’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Mid Cap Stock Risk
•	Derivatives Risk
•	Value Stock Risk
•	Small Company Risk
•	Underlying Fund Risk
•	Market Segment (Small Cap) Risk
•	Initial Public Offerings Risk
•	Sector Risk

J.P. Morgan has been the Account’s Sub-Advisor since its inception. On August 8, 2005, Mellon Equity also became Sub-Advisor to the Account. On December  31, 2007, Mellon Equity was merged with its affiliate Mellon Capital Management Corporation. Mellon Capital is one of the Account’s Sub-Advisors.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year
(Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	23.76%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-17.74%

Average Annual Total Returns (%)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Account(1)
SmallCap Value Account - Class 1	-9.52	16.15	10.45
SmallCap Value Account - Class 2(2)	-9.74	15.90	10.26
Russell 2000 Value Index(3)	-9.78	15.80	8.43
Morningstar Small Value Category Average	-6.08	14.58	8.39

(1)	Lifetime results are measured from the date the Account was first sold (May 1, 1998).

(2)	Class 1 shares began operations on May 1, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

78 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets(1)

For the year ended December 31, 2007	Class 1	Class 2
Management Fees	1.07%	1.07%
12b-1 Fees	N/A	0.25
Other Expenses	0.02	0.02
Acquired Fund Fees and Expenses	0.03	0.03

Total Annual Account Operating Expenses	1.12%	1.37%
Expense Reimbursement	0.08	0.08

Net Expenses	1.04%	1.29%

(1)	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 30, 2009. The expense limits will maintain a total level of operating expenses, not including acquired fund fees and expenses or interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 1.01% for Class 1 shares and 1.26% for Class 2 shares.

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
SmallCap Value Account - Class 1	$106	$345	$607	$1,354
SmallCap Value Account - Class 2	131	423	740	1,637

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 79

Strategic Asset Management (“SAM”) Portfolios

Principal Variable Contracts Fund provides a broad selection of investment choices, including asset allocation strategies available through the SAM Flexible Income, SAM Conservative Balanced, SAM Balanced, SAM Conservative Growth, and SAM Strategic Growth Portfolios (each a “Portfolio,” collectively the “Portfolios”). The SAM Portfolios offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return. Each of the SAM Portfolios may invest, at the Sub-Advisor’s discretion, in the Class 1 shares of any equity Accounts or fixed-income Accounts of Principal Variable Contracts Fund as well as Institutional Class shares issued by any of the investment portfolios of Principal Investors Fund, Inc. (collectively, the “underlying funds”). The Sub-Advisor for the SAM Portfolios is Edge Asset Management, Inc. (“Edge”).

Main Strategies for the Portfolios
In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the underlying funds described in this prospectus. The Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each underlying fund, and the varying degrees of potential investment risk and reward represented by each Portfolio’s investments in those market segments and their corresponding underlying funds. Without shareholder approval, Edge may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the underlying funds in accordance with its investment objective, Edge’s outlook for the economy and the financial markets, and the relative market valuations of the underlying funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:

•	short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
•	other short-term fixed-income securities rated A or higher by Moody’s Investors Services, Inc. (“Moody’s”), Fitch Ratings (“Fitch”), or Standard & Poor’s (“S&P”) or, if unrated, of comparable quality in the opinion of Edge;
•	commercial paper, including master notes;
•	bank obligations, including negotiable certificates of deposit, time deposits, and bankers’ acceptances; and
•	repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody’s or the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of Edge. In addition to purchasing shares of the Accounts, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with Edge’s current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio’s total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio’s assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index.

80 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

The principal investment strategies for each Portfolio are further described below in the description of each of the Portfolios, but there are some general principles Edge applies in making investment decisions. When making decisions about how to allocate a Portfolio’s assets, Edge will generally consider, among other things, the following factors:

Federal Reserve monetary policy	Government budget deficits	State and federal fiscal policies
Consumer debt	Tax policy	Trade pacts
Corporate profits	Demographic trends	Interest rate changes
Governmental elections	Mortgage demand	Business confidence
Employment trends	Business spending	Geopolitical risks
Consumer spending	Inflationary pressures	Wage and payroll trends
Currency flows	Housing trends	Investment flows
Commodity prices	GDP growth	Import prices
Yield spreads	Historical financial market returns	Factory capacity utilization
Stock market volume	Inventories	Market capitalization relative values
Capital goods expenditures	Investor psychology	Productivity growth
Historical asset class returns	Technology trends	Asset class correlations
Cyclical and secular economic trends	Risk/return characteristics	Business activity
Volatility analysis	Stock valuations	Performance attribution by allocation and sector
Consumer confidence

The discussion of each Portfolio’s and underlying fund’s principal investment strategies includes some of the principal risks of investing in such a portfolio or fund. You can find a more detailed description of these and other principal risks of an investment in each Portfolio or underlying fund under “Certain Investment Strategies and Related Risks.”

Main Risks
There can be no assurance that any Portfolio will achieve its investment objective. The net asset value of each Portfolio’s shares is affected by changes in the value of the shares of the underlying funds it owns. Each Portfolio’s investments are invested in the underlying funds and, as a result, the Portfolio’s performance is directly related to their performance. A Portfolio’s ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

Each Portfolio’s broad diversification is designed to help cushion severe losses in any one investment sector and moderate the Portfolio’s overall price swings. However, the Portfolio’s share price will fluctuate as the prices of the underlying funds rise or fall with changing market conditions.

Each Portfolio is subject to the particular risks of the underlying funds in the proportions in which the Portfolio invests in them. The greater the investment by each Portfolio in underlying funds that invest primarily in stocks, the greater the potential exposure to the following risks:

•	Equity Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Growth Stock Risk
•	Market Segment (Large Cap) Risk
•	Underlying Fund Risk
•	Value Stock Risk
•	Exchange Rate Risk

The greater the investment by each Portfolio in underlying funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks:

•	Fixed-Income Risk
•	U.S. Government Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Municipal Securities Risk
•	Prepayment Risk
•	Real Estate Securities Risk
•	Portfolio Duration Risk
•	High Yield Securities Risk
•	Eurodollar and Yankee Obligations Risk

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 81

The greater the investment by each Portfolio in underlying funds that invest in foreign investments, the greater the exposure to the following risks:

•	Foreign Securities Risk
•	Market Segment Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Small Company Risk

Each Portfolio is also subject to the following risks:

Payment In Kind Liquidity Risk. Under certain circumstances, an underlying fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until Edge determines that it is appropriate to dispose of such securities.

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Portfolios serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Portfolios and the underlying funds. Because Edge and its affiliated companies earn different fees from the underlying funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of Edge and its affiliates.

Investment Company Securities Risk. Certain Accounts invest in securities of other investment companies. The total return on such investments reflects the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Edge has provided investment advice to each SAM Portfolio since the inception of the Portfolios.

As of December 31, 2007, the Portfolios’ assets were allocated among the Underlying Funds as follows:

		SAM	SAM	SAM	SAM
	SAM	Conservative	Conservative	Flexible	Strategic
	Balanced	Balanced	Growth	Income	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Disciplined LargeCap Blend Fund	8.00%	5.01%	10.60%	4.93%	13.98%
Diversified International Account	7.04	4.76	9.93	3.01	11.12
Equity Income Account I	12.99	8.46	16.99	5.02	18.87
High Yield Fund II	3.99	5.79	2.49	5.98	3.58
Growth Account	12.80	8.03	17.88	5.05	18.49
Income Account	10.52	17.15	4.51	22.02	—
International Emerging Markets Account	1.98	1.42	2.77	0.83	3.08
MidCap Stock Account	2.91	2.26	4.72	1.97	5.80
Money Market Account	1.00	1.03	0.84	1.02	0.96
Mortgage Securities Account	16.16	25.31	7.13	28.18	—
Partners LargeCap Growth Fund II	6.00	3.93	5.97	3.03	8.05
Preferred Securities Fund	2.92	3.49	1.48	3.82	—
Real Estate Securities Account	1.88	1.33	2.82	0.75	2.79
Short-Term Income Account	4.84	7.33	1.83	12.02	0.99
SmallCap Growth Account	1.48	0.99	1.99	0.68	2.20
SmallCap Value Account	0.97	0.49	1.51	0.48	2.01
West Coast Equity Account	4.52	3.22	6.54	1.21	8.08

TOTAL	100.00%	100.00%	100.00%	100.00%	100.00%

Other Common Risks. Each of the Portfolios may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options. Therefore, the Portfolios are subject to the risks associated with such investments including:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	Derivatives Risk

82 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Historical Performance
A bar chart and table showing the historical investment performance of each SAM Portfolio are provided below with the description of each Portfolio. A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Each Portfolio’s investment return is net of the operating expenses of each of the Underlying Funds. The separate account expenses, cost of insurance or other contract-level expenses are not included in the performance for each SAM Portfolio. Total returns would be lower if such expenses were included.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 83

Flexible Income Portfolio

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

•	generally invests no more than 30% of its net assets in equity funds

•	may invest up to 30% of its assets in any single equity funds

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as futures contracts and options..

A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	6.48%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-1.24%

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
SAM Flexible Income Portfolio - Class 1	6.09	7.17	6.87
SAM Flexible Income Portfolio - Class 2(2)	5.86	6.91	6.61
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
20% S&P 500 Index/80% Lehman Brothers Aggregate Bond Index(3)	6.93	6.22	6.24
Morningstar Conservative Allocation Category Average	4.53	7.13	4.91

(1)	Performance reflects the performance of the predecessor fund. The predecessor fund’s performance between 1997 and 1999 benefited from the agreement of Edge and its affiliates to limit the fund’s expenses.

(2)	Class 1 shares began operations on September 9, 1997 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

84 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Conservative Balanced Portfolio

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	invests between 40% and 80% of its net assets in a combination of fixed-income funds and cash equivalents and between 20% and 60% of its net assets in equity funds

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

•	may invest up to 30% of its assets in any single equity fund

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as futures contracts and options..

A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	8.35%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-4.43%

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
SAM Conservative Balanced Portfolio - Class 1	7.55	9.18	5.83
SAM Conservative Balanced Portfolio - Class 2(2)	7.34	8.90	5.57
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
40% S&P 500 Index/60% Lehman Brothers Aggregate Bond Index	6.77	7.97	6.37
Morningstar Conservative Allocation Category Average	4.53	7.13	4.91

(1)	Performance reflects the performance of the predecessor fund. Effective August 1, 2000, the investment objective and policies of the predecessor fund changed. Accordingly, the performance of the predecessor fund shown above may not reflect what the predecessor fund’s performance would have been under its current investment objective and policies. The predecessor fund’s performance between 1998 and 2003 benefited from the agreement of Edge and its affiliates to limit the predecessor fund’s expenses.

(2)	Class 1 shares began operations on April 23, 1998 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 85

Balanced Portfolio

Objective:	The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	invests between 30% and 70% of its net assets in equity funds and between 30% and 70% of its net assets in fixed-income funds and cash equivalents

•	may invest up to 30% of its assets in any single equity fund

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options..

A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	15.37%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-8.44%

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
SAM Balanced Portfolio - Class 1	8.67	11.48	8.99
SAM Balanced Portfolio - Class 2(2)	8.39	11.21	8.73
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index(3)	6.47	9.65	6.36
Morningstar Moderate Allocation Category Average	5.99	10.24	5.99

(1)	Performance reflects the performance of the predecessor fund. The predecessor fund’s performance between 1997 and 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund’s expenses.

(2)	Class 1 shares began operations on June 3, 1997 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

86 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Conservative Growth Portfolio

Objective:	The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	generally invests at least 60% of its net assets in equity funds

•	may invest up to 40% of its assets in any single equity fund

•	may invest up to 30% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options..

A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	21.54%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-12.83%

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
SAM Conservative Growth Portfolio - Class 1	9.29	13.56	9.63
SAM Conservative Growth Portfolio - Class 2(2)	9.04	13.28	9.36
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
80% S&P 500 Index/20% Lehman Brothers Aggregate Bond Index(3)	6.05	11.27	6.20
Morningstar Moderate Allocation Category Average	5.99	10.24	5.99

(1)	Performance reflects the performance of the predecessor fund. The predecessor fund’s performance between 1997 and 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund’s expenses.

(2)	Class 1 shares began operations on June 3, 1997 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 87

Strategic Growth Portfolio

Objective:	The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	generally invests at least 75% of its net assets in equity funds
•	may invest up to 50% of its assets in any single equity fund
•	may invest up to 25% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	25.82%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-17.07%

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
SAM Strategic Growth Portfolio - Class 1	9.61	14.91	10.38
SAM Strategic Growth Portfolio - Class 2(2)	9.34	14.64	10.13
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
Russell 3000 Index(3)	5.14	13.62	6.22
Morningstar Large Blend Category Average	6.16	12.63	5.92

(1)	Performance reflects the performance of the predecessor fund. The predecessor fund’s performance between 1997 and 1999 benefited from the agreement of Edge and its affiliates to limit the predecessor fund’s expenses.

(2)	Class 1 shares began operations on June 3, 1997 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

88 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

Fees and Expenses of the SAM Portfolios
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the SAM Portfolios during the fiscal year ended December 31, 2007. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the SAM Portfolios through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended December 31, 2007.

These fees and expenses shown in the table and included in the examples do not include the effect of any sales charge, separate account expenses or contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the performance shown.

Aggregate Portfolio Expenses

Class 1 Shares

	Annual Portfolio Operating Expenses
	For the year ended December 31, 2007
	(Expenses that are deducted from Portfolio assets)
	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
CLASS 1	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Management Fees	0.23%	0.23%	0.23%	0.23%	0.23%
12b-1 Fees	N/A	N/A	N/A	N/A	N/A
Other Expenses	0.01	0.01	0.00	0.00	0.01

Total Gross Operating Fees and Expenses	0.24%	0.24%	0.23%	0.23%	0.24%
Acquired Fund (Underlying Fund) Operating Expenses	0.54	0.59	0.63	0.67	0.70

Total Annual Portfolio Operating Expenses	0.78%	0.83%	0.86%	0.90%	0.94%

Class 2 Shares

	Annual Portfolio Operating Expenses
	For the year ended December 31, 2007
	(Expenses that are deducted from Portfolio assets)
	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
CLASS 2	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Management Fees	0.23%	0.23%	0.23%	0.23%	0.23%
12b-1 Fees	0.25	0.25	0.25	0.25	0.25
Other Expenses	0.01	0.01	0.00	0.00	0.01

Total Gross Operating Fees and Expenses	0.49%	0.49%	0.48%	0.48%	0.49%
Acquired Fund (Underlying Fund) Operating Expenses	0.54	0.59	0.63	0.67	0.70

Total Annual Portfolio Operating Expenses	1.03%	1.08%	1.11%	1.15%	1.19%

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 89

Examples
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Class 1 Shares

	Number of years you own your shares
Class 1	1 Year	3 Years	5 Years	10 Years
Flexible Income	$80	$249	$433	$966
Conservative Balanced	85	265	460	1025
Balanced	88	274	477	1061
Conservative Growth	92	287	498	1108
Strategic Growth	96	300	520	1155

Class 2 Shares

	Number of years you own your shares
Class 2	1 Year	3 Years	5 Years	10 Years
Flexible Income	$105	$328	$569	$1259
Conservative Balanced	110	343	595	1317
Balanced	113	353	612	1352
Conservative Growth	117	365	633	1398
Strategic Growth	121	378	654	1443

90 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

West Coast Equity Account

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Account seeks to provide long-term growth of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth, as well as the risks of investing in below-investment grade bonds and real estate investment trust (“REIT”) securities.

Main Strategies and Risks
Under normal circumstances, at least 80% of the Account’s net assets (plus any borrowings for investment purposes) will be invested in the common stocks of small, medium, and large capitalization West Coast companies. The Sub-Advisor, Edge, defines West Coast companies to include those with: (i) principal executive offices located in the region, which includes Alaska, California, Oregon and Washington; (ii) over 50% of their work force employed in the region; or (iii) over 50% of their sales within the region. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Account which could be adversely impacted by economic trends within this four-state area.

The Account may invest up to 20% of its assets in both REIT securities and below-investment-grade fixed-income securities (sometimes called “junk bonds”). The Account may also invest up to 25% of its net assets in U.S. dollar denominated securities of foreign issuers.

In selecting investments for the Account, Edge selects equity securities based upon rigorous fundamental analysis that assesses the quality of each company’s business, earnings growth potential, and stock valuation. Edge seeks to invest in good businesses that are well-managed, hold competitive advantages and generate high returns on invested capital. Also taken into consideration is the industry in which a company operates, its position in the marketplace and the barriers to entry to prevent further competition. Edge seeks to buy companies at attractive prices compared to their business value.

Among the principal risks of investing in the Account are:

•	Equity Securities Risk
•	Geographic Concentration Risk
•	High Yield Securities Risk
•	Prepayment Risk
•	Exchange Rate Risk
•	Real Estate Securities Risk
•	Small Company Risk
•	Foreign Securities Risk
•	Mid Cap Stock Risk
•	Underlying Fund Risk

Edge has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Principal Variable Contracts Fund	ACCOUNT DESCRIPTIONS 91

Calendar Year Total Returns (%) as of December 31 each year (Class 1 Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’01	30.34%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-25.94%

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Account(2)
West Coast Equity Account - Class 1	8.73	16.47	11.61
West Coast Equity Account - Class 2(3)	8.46	16.16	11.34
Russell 3000 Index(4)	5.14	13.62	4.99
Morningstar Mid-Cap Blend Category Average	4.85	15.64	7.87

(1)	Performance reflects the performance of the predecessor fund. The predecessor fund’s performance in 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund’s expenses.

(2)	Lifetime results are measured from the date the Account was first sold (April 28, 1998).

(3)	Class 1 shares began operations on April 28, 1998 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

(4)	Index performance does not reflect deductions for fees, expenses or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2007	Class 1	Class 2
Management Fees	0.62%	0.62%
12b-1 Fees	N/A	0.25
Other Expenses	0.01	0.01

Total Annual Account Operating Expenses	0.63%	0.88%

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
West Coast Equity Account - Class 1	$64	$202	$351	$786
West Coast Equity Account - Class 2	90	281	488	1,084

92 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Fund

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The information in this section does not apply directly to the Principal LifeTime Accounts or the Strategic Asset Management (“SAM”) Portfolios, except to the extent the Principal LifeTime Accounts or SAM Portfolios invest in securities other than shares of the Underlying Funds. The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks. The term “Account,” as used in this section, includes any of the investment platforms of Principal Investors Fund in which the SAM Portfolios may invest from time to time at the discretion of Edge, the Sub-Advisor for the SAM Portfolios.

Securities and Investment Practices
Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy (those that are large, well-capitalized and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Account if the counterparty should fail to return such securities to the Account upon demand or if the counterparty’s collateral invested by the Account declines in value as a result of investment losses.

Principal Variable Contracts Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 93

Reverse Repurchase Agreements
An Account may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account’s intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

Currency Contracts
The Accounts may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account’s investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

Forward Commitments
Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of the Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Accounts may invest in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

High Yield Securities
The Asset Allocation, Balanced, Bond, Equity Income I, Income, MidCap Stock, MidCap Value, Short-Term Bond, and West Coast Equity Accounts may invest in debt securities rated BB or lower by Standard & Poor’s Ratings Services or Ba or lower by Moody’s or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or “junk bonds” and are considered speculative. The PIF High Yield Fund II may invest all of its assets in these securities and will generally invest at least 80% of its assets (plus any borrowings for investment purposes) in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.

94 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Variable Contracts Fund

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

Real Estate Investment Trusts
The Accounts, except the Money Market Account, may invest in real estate investment trust securities, herein referred to as “REITs.” REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Account will be subject to the REIT’s expenses, including management fees, and will remain subject to the Account’s advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Initial Public Offerings (“IPOs”)
Certain of the Accounts may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account’s asset base is small, a significant portion of the Account’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account’s assets grow, the effect of the Account’s investments in IPOs on the Account’s performance probably will decline, which could reduce the Account’s performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account’s portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.

Principal Variable Contracts Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 95

Derivatives
To the extent permitted by its investment objectives and policies, each of the Accounts(except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts, and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

•	the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
•	the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account’s initial investment; and
•	the possibility that the counterparty may fail to perform its obligations.

Exchange Traded Funds (ETFs)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. An Account could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

Convertible Securities
Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued, the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

An Account treats convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. An Account may invest in convertible securities without regard to their ratings.

96 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Variable Contracts Fund

Foreign Investing
As a principal investment strategy, the Diversified International, International Emerging Markets, and International SmallCap Accounts may invest in securities of foreign companies. The other Accounts (except the Government & High Quality Bond and Mortgage Securities Accounts) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

•	companies with their principal place of business or principal office outside the U.S.;
•	companies for which the principal securities trading market is outside the U.S.; and
•	companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account’s investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account’s portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;
•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	relatively new capital market structure or market-oriented economy;

Principal Variable Contracts Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 97

•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•	restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Geographic Concentration
Potential investors in the West Coast Equity Account should consider the possibility of greater risk arising from the geographic concentration of their investments. The Account has more exposure to local or regional economic risks than Accounts that invest more broadly.

Small and Medium Capitalization Companies
The Accounts (except Bond, Government & High Quality Bond, Money Market, and Short-Term Bond) may invest in securities of companies with small- or mid-sized market capitalizations. The Capital Value, Equity Value, LargeCap Blend, LargeCap Stock Index, and LargeCap Value may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years of continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures
From time to time, as part of its investment strategy, each Account (other than the Money Market Account which may invest in high quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the Account is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

98 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Variable Contracts Fund

Fund of Funds
The performance and risks of each Principal LifeTime Account and Strategic Asset Management (“SAM”) Portfolio directly corresponds to the performance and risks of the underlying funds in which the Account or Portfolio invests. By investing in many underlying funds, the Principal LifeTime Accounts and the SAM Portfolios have partial exposure to the risks of many different areas of the market. The more a Principal LifeTime Account or SAM Portfolio allocates to stock funds, the greater the expected risk.

Each Principal LifeTime Account and SAM Portfolio indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a Principal LifeTime Account or SAM Portfolio is more costly than investing directly in shares of the Underlying Funds. If you are considering investing in a Principal LifeTime Account, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Account is managed with the assumption that the investor will invest in a Principal LifeTime Account whose stated date is closest to the date the shareholder retires. Choosing an Account targeting an earlier date represents a more conservative choice; targeting an Account with a later date represents a more aggressive choice. It is important to note that the retirement year of the Account you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Accounts are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under Underlying Fund Risk.

Portfolio Turnover
“Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in an Account’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Accounts that engage in active trading may have high portfolio turnover rates.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account’s performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account’s Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

PRICING OF ACCOUNT SHARES

Each Account’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Account’s NAV is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading). The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The NAV is determined at the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.

For all Accounts, except the Money Market Account, the NAV is calculated by:

•	taking the current market value of the total assets of the Account
•	subtracting liabilities of the Account
•	dividing the remainder proportionately into the classes of the Account
•	subtracting the liabilities of each class
•	dividing the remainder by the total number of shares owned in that class.

Principal Variable Contracts Fund	PRICING OF ACCOUNT SHARES 99

With respect to an Account that invests in other registered investment company Accounts and Funds (Principal LifeTime Accounts and SAM Portfolios), the Account’s NAV is calculated based on the NAV of such other registered investment company Accounts and Funds in which the Account invests.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.

NOTES:

•	If market quotations are not readily available for a security owned by an Account, its fair value is determined using a policy adopted by the Directors.
•	An Account’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing an Account’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Account has adopted policies and procedures to “fair value” some or all securities held by an Account if significant events occur after the close of the market on which the foreign securities are traded but before the Account’s NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Account’s NAV will be calculated, using the policy adopted by the Account. These fair valuation procedures are intended to discourage shareholders from investing in the Account for the purpose of engaging in market timing or arbitrage transactions.

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Account may change on days when shareholders are unable to purchase or redeem shares.

•	Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS

The Accounts earn dividends, interest, and other income from investments and distribute this income (less expenses) as dividends. The Accounts also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Accounts normally make dividends and capital gain distributions at least annually, in June. Dividends and capital gain distributions are automatically reinvested in additional shares of the Account making the distribution.

MANAGEMENT OF THE FUND

The Manager
Principal Management Corporation (“Principal”) serves as the manager for the Fund. In its handling of the business affairs of the Fund, Principal provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records.

Principal is a subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. The Manager’s address is Principal Financial Group, 680 8th Street, Des Moines, Iowa 50392.

Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Accounts directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Accounts. The portfolio managers Principal has appointed for each Principal LifeTime Account are James Fennessey, Michael P. Finnegan, and Randy L. Welch. The portfolio managers PGI have appointed for each Principal LifeTime Account are David M. Blake, Tim Dunbar, and Dirk Laschanzky. Messrs. Blake, Dunbar, Fennessey, Finnegan, Laschanzky, and Welch share

100 DIVIDENDS AND DISTRIBUTION	Principal Variable Contracts Fund

day-to-day management of the Principal LifeTime Accounts according to their respective responsibilities which are described as follows. On behalf of PGI, Messrs. Blake, Dunbar, and Laschanzky develop, implement, and monitor the Account’s strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Messrs. Blake, Dunbar and Laschanzky set, operating as a team, sharing authority and responsibility for research with no limitation on the authority of one portfolio manager in relation to another.

James W. Fennessey, CFA. Mr. Fennessey is a Vice President of Principal Management Corporation. Mr. Fennessey joined the Principal Financial Group in 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds. Mr. Fennessey graduated from Truman State University with a BS in Business Administration, with an emphasis in Finance, and a minor in Economics. He has earned the right to use the Chartered Financial Analyst designation.

Michael P. Finnegan, CFA. Mr. Finnegan is Chief Investment Officer for Principal Management Corporation. Mr. Finnegan joined the Principal Financial Group in May of 2001 and leads the Investment Services group. As head of Investment Services, Mr. Finnegan is primarily responsible for developing and implementing Principal’s investment and product development strategies. Prior to joining Principal, Mr. Finnegan worked for Wilshire Associates’ consulting division providing investment consulting and client service to large institutional clients. Mr. Finnegan has earned the right to use the Chartered Financial Analyst designation and is a member of the ICFA and the Iowa Society of Financial Analysts. He received a B.B.A. in Finance from Iowa State University and an M.A. in Finance from the University of Iowa.

Randy L. Welch. Mr. Welch is a Vice President of Principal Management Corporation. Mr. Welch joined the Principal Financial Group in 1989 and oversees the functions of the Investment Services group, which includes investment manager research, investment consulting, performance analysis, and investment communication. He is also responsible for the due diligence program that monitors investment managers used by the Principal Funds. Mr. Welch earned his undergraduate degree from Grand View College and an MBA from Drake University. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in an Account.

The Sub-Advisors
Principal has signed contracts with various Sub-Advisors. Under each Sub-Advisory agreement, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory service for a specific Account or Portfolio. For these services, the Sub-Advisor is paid a fee by Principal. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in each of the Accounts or Portfolios.

Sub-Advisor:	AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

The management of and investment decisions for the Account’s portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental and quantitative analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the Account’s portfolio.

Principal Variable Contracts Fund	MANAGEMENT OF THE FUND 101

Day-to-day
Account	Account Management

LargeCap Value	Marilyn Fedak John Mahedy Chris Marx John D. Phillips, Jr.

Marilyn G. Fedak, CFA. Ms. Fedak joined AllianceBernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein’s Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.

John Mahedy, CPA. Mr. Mahedy was named Co-CIO-US Value equities in 2003. He continues to serve as director of research-US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst at AllianceBernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001. He earned a BS and an MBA from New York University.

Christopher W. Marx. Mr. Marx joined AllianceBernstein in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Mr. Marx earned an AB in Economics from Harvard, and an MBA from the Stanford Graduate School of Business.

John D. Phillips, Jr., CFA. Mr. Phillips joined AllianceBernstein in 1994 and is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of AllianceBernstein’s Proxy Voting Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. He has also earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	American Century Investment Management, Inc. (“American Century”) was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Account	Account Management

Equity Value	Brendan Healy, CFA Charles A. Ritter, CFA

Brendan Healy, CFA. Mr. Healy, Vice President and Portfolio Manager, has been a member of the team that manages Large Cap Value since he joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA Investment Management Company as an Equity Analyst. He has a Bachelor’s degree in Mechanical Engineering from the University of Arizona and an MBA from the University of Texas-Austin. He has earned the right to use the Chartered Financial Analyst designation.

Charles A. Ritter, CFA. Mr. Ritter, Vice President and Senior Portfolio Manager, has been a member of the team that manages Large Cap Value since July 1999. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor’s degree in Mathematics and a Master’s degree in Economics from Carnegie Mellon University as well as an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

102 MANAGEMENT OF THE FUND	Principal Variable Contracts Fund

Sub-Advisor:	Columbus Circle Investors (“CCI”) is an affiliate of PGI and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

Day-to-day
Account	Account Management

Growth	Anthony Rizza

Anthony Rizza, CFA. Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

Sub-Advisor:	Edge Asset Management, Inc. (“Edge”) is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944. Its address is Two Union Square, 601 Union Street, Suite 2200, Seattle, WA 98101-1377.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Account	Fund Management

Equity Income I	Joseph T. Suty David W. Simpson
Income	John R. Friedl
MidCap Stock	Daniel R. Coleman
Mortgage Securities	Craig V. Sosey
Short-Term Income	Craig V. Sosey
SAM Balanced Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Conservative Balance Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Conservative Growth Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Flexible Income Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Strategic Growth Portfolio	Michael D. Meighan Randall L. Yoakum
West Coast Equity	Philip M. Foreman

Daniel R. Coleman. Mr. Coleman, Managing Director, Chief Investment Officer, manages all investment operations at Edge. Mr. Coleman joined Edge in October 2001. Prior to that he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 to 2001, and Member and General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000. Mr. Coleman received a bachelor’s degree in finance from the University of Washington and an MBA from New York University.

John R. Friedl, CFA. Mr. Friedl, Portfolio Manager, has been employed as an investment professional at Edge since August 1998. Mr. Friedl received a bachelor’s degree in communications and finance from the University of Washington and a master’s degree in finance from Seattle University. He has earned the right to use the Chartered Financial Analyst designation.

Principal Variable Contracts Fund	MANAGEMENT OF THE FUND 103

Philip M. Foreman, CFA. Mr. Foreman, Portfolio Manager of Edge, has been responsible for the day-to-day management of the predecessor West Coast Equity Fund since 2002. Mr. Foreman has been employed by Edge since January of 2002. Prior to that, Mr. Foreman was Senior Vice President and Equity Mutual Fund Manager at Evergreen Asset Management Co. from 1999 until 2002, and Vice President and Senior Portfolio Manager at Edge from 1991 until 1999.

Michael D. Meighan, CFA. Mr. Meighan, Portfolio Manager-Asset Allocation of Edge, has been responsible for co-managing the predecessor SAM Portfolios with Mr. Yoakum (see below) since March 2003. Mr. Meighan oversees the Asset Allocation Team, a group of investment professionals dedicated to the active management of the SAM Portfolios’, on a day-to-day basis. Mr. Meighan also works collaboratively with Mr. Yoakum developing portfolio asset allocation and investment strategies. Mr. Meighan joined Edge in 1999. Between 1993 and 1999, he was employed with Mr. Yoakum at D.A. Davidson & Co. as a Portfolio Manager and Senior Analyst for its asset allocation product.

David W. Simpson, CFA. Mr. Simpson is a portfolio manager at Edge. Prior to joining Edge in 2003, he was chief investment officer and managing director for Summit Capital Management. Mr. Simpson received a bachelor’s degree from the University of Illinois and an MBA in finance from the University of Wiscosin. He has earned the right to use the Chartered Financial Analyst designation.

Craig V. Sosey. Mr. Sosey, Portfolio Manager of Edge, has had primary responsibility for the day-to-day management of the predecessor Short Term Income and predecessor U.S. Government Securities Funds since January 2000 and November 1998, respectively. He has been employed by Edge since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years.

Joseph T. Suty, CFA. Mr. Suty, Portfolio Manager of Edge, has been responsible for the day-to-day management of the predecessor Equity Income Fund since October 2005. Prior to joining Edge in September 2005, Mr. Suty managed personal and foundation portfolios from January 2005 until August 2005. From December 1991 until December 2004, Mr. Suty was a portfolio manager of large-cap value stocks at Washington Capital Management, Inc., where he was a principal and director of the firm.

Randall L. Yoakum, CFA. Mr. Yoakum, Chief Investment Strategist/Managing Director-Asset Allocation of Edge, has led a team of investment professionals in managing the predecessor SAM Portfolios since January 1999. Mr. Yoakum currently serves as Chairman of the SAM Portfolio’s Asset Allocation Team and works closely with Mr. Meighan formulating economic strategy. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen’s Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years.

Sub-Advisor:	Emerald Advisers, Inc. (“Emerald”) is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald’s offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.

Day-to-day
Account	Account Management

SmallCap Growth	Joseph W. Garner Kenneth G. Mertz Stacey L. Sears

The portfolio management and strategy team have long tenures at Emerald, with Ms. Sears joining Emerald in 1991, Mr. Mertz in 1992 and Mr. Garner in 1994.

104 MANAGEMENT OF THE FUND	Principal Variable Contracts Fund

Joseph W. Garner. Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce’s Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner graduated magna cum laude with a BA in Economics from Millersville University and earned an MBA from the Katz Graduate School of Business, University of Pittsburgh.

Kenneth G. Mertz II, CFA. Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees’ Retirement System (1985-1992). He earned a BA in Economics from Millersville University.

Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.

Stacey L. Sears. Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.

Sub-Advisor:	Essex Investment Management Company, LLC (“Essex”) is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.

Day-to-day
Account	Fund Management

SmallCap Growth	Nancy B. Prial

Nancy B. Prial, CFA. Ms. Prial is a Portfolio Manager and Senior Principal on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent six years at The Burridge Group, LLC as Chief Investment Officer and four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graduated from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity portfolios for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Principal Variable Contracts Fund	MANAGEMENT OF THE FUND 105

Day-to-day
Account	Fund Management

MidCap Value	Bruce Jacobs Ken Levy

Bruce Jacobs, PH.D. Dr. Jacobs serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was Senior Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operations Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University, and an MA in Applied Economics and a Ph.D. in Finance from the University of Pennsylvania’s Wharton School.

Ken Levy, CFA. Mr. Levy serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. He earned a BA in Economics from Cornell University and an MBA and an MA in Business Economics from the University of Pennsylvania’s Wharton School. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	J.P. Morgan Investment Management Inc. (“J.P. Morgan”), 245 Park Avenue, New York, NY 10167 is an indirect wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), a bank holding company. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

The portfolio managers operate as a team, sharing responsibility for the day-to-day management of the portfolio, each strategy does, however, have lead portfolio managers with responsibility for implementing the insight of the team into individual portfolios.

Day-to-day
Account	Account Management

SmallCap Value	Christopher T. Blum Dennis S. Ruhl

Christopher T. Blum, CFA. Mr. Blum, managing director, is the CIO of the U.S. Behavioral Finance Group responsible for the intrepid and Behavioral Small Cap strategies. He rejoined the firm in 2001, as a portfolio manager and headed the U.S. Behavioral Finance Small Cap Equity Group. Before that, Mr. Blum spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, he spent over three years in the U.S. Structured Equity Group at J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. Mr. Blum earned his B.B.A. in finance at the Bernard M. Baruch School for Business. He has earned the right to use the Chartered Financial Analyst designation.

Dennis S. Ruhl, CFA. Mr. Ruhl, vice president, is the head of the U.S. Behavioral Finance Small Cap Equity Group. A member of the team since 2001, Mr. Ruhl also acts as a portfolio manager and leads the group’s quantitative research effort. An employee since 1999, Mr. Ruhl previously worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl holds dual bachelor’s degrees in mathematics and computer science and a master’s degree in computer science, all from MIT. He is the former New York and National Chair of the Board of Minds Matter, a non-profit mentoring organization, and is also a board member of the MIT Club of New York and regional vice chair of the MIT Educational Council. Mr. Ruhl has earned the right to use the Chartered Financial Analyst designation.

106 MANAGEMENT OF THE FUND	Principal Variable Contracts Fund

Sub-Advisor:	Mellon Capital Management Corporation (“Mellon Capital”), with offices located at 50 Fremont Street, San Francisco, California 94105 and offices located at 500 Grant Street, Suite 4200, Pittsburgh, PA 15258, is a wholly owned subsidiary of The Bank of New York Mellon (“BNY Mellon”).

The day-to-day portfolio management for some of the Accounts listed below is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Account	Account Management

MidCap Growth	Adam T. Logan John O’Toole
SmallCap Value	Ronald P. Gala Peter D. Goslin

Ronald P. Gala, CFA. Mr. Gala joined Mellon Equity in 1993; which merged with its affiliate, Mellon Capital, on December 31, 2007. Mr. Gala earned a BS in Business Administration from Duquesne University and an MBA in Finance from the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.

Peter D. Goslin, CFA. Mr. Goslin joined Mellon Equity in 1999, which merged with its affiliate, Mellon Capital, on December 31, 2007. Before joining Mellon Equity in 1999, Mr. Goslin spent over four years with Merrill Lynch. During his tenure with Merrill, he worked as a NASDAQ market maker and an equity index options proprietary trader. Prior to that, he ran Merrill’s S&P options desk at the Chicago Mercantile Exchange. Mr. Goslin earned a BS in Finance from St. Vincent College and an MBA in Finance at the University of Notre Dame Graduate School of Business. He has earned the right to use the Chartered Financial Analyst designation.

Adam T. Logan, CFA. Mr. Logan joined Mellon Equity in 1998, which merged with its affiliate, Mellon Capital, on December 31, 2007. Previously, he performed duties as a financial analyst in The Bank of New York Mellon’s corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.

John O’Toole, CFA. Mr. O’Toole joined Mellon Equity in 1990, which merged with its affiliate, Mellon Capital, on December 31, 2007. Mr. O’Toole holds a BA in Economics from the University of Pennsylvania and an MBA in Finance from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Morgan Stanley Investment Management Inc. (“MSIM Inc.”), doing business in certain instances (including its role as sub-advisor to the Asset Allocation Account) under the name “Van Kampen,” is a registered investment adviser, located at 522 Fifth Avenue, New York, NY 10036, and is a direct subsidiary of Morgan Stanley.

Day-to-day
Account	Account Management

Asset Allocation	Francine J. Bovich

Principal Variable Contracts Fund	MANAGEMENT OF THE FUND 107

Francine J. Bovich. Ms. Bovich has been a Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997 and a Principal prior thereto. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.

Ms. Bovich is co-head of Morgan Stanley’s Global Tactical Asset Allocation Team. Ms. Bovich is responsible for the overall allocation of the Fund’s assets among equities, bonds and money market instruments.

Sub-Advisor:	Neuberger Berman Management, Inc. (“Neuberger Berman”) is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. The two firms continue an asset management history that began in 1939. Neuberger Berman is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

Day-to-day
Account	Account Management

MidCap Value	S. Basu Mullick

S. Basu Mullick. Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned an MA in Economics and a Ph.D., ABD Finance from Rutgers University.

Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. It has other primary asset management offices in New York, London, Sydney, and Singapore.

The day-to-day portfolio management for some of the Accounts listed below is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Account	Account Management

Balanced	Dirk Laschanzky
Bond	William C. Armstrong Timothy R. Warrick
Capital Value	John Pihlblad Arild Holm
Diversified International	Paul H. Blankenhagen Juliet Cohn Christopher Ibach
Government & High Quality Bond	Bryan C. Davis Brad Fredericks
International Emerging Markets	Michael Ade Mihail Dobrinov Michael L. Reynal

108 MANAGEMENT OF THE FUND	Principal Variable Contracts Fund

Day-to-day
Account	Account Management

International SmallCap	Brian W. Pattinson
LargeCap Stock Index	Dirk Laschanzky Scott W. Smith
MidCap	K. William Nolin
Money Market	Tracy Reeg Alice Robertson
Principal LifeTime 2010	David M. Blake Tim Dunbar Dirk Laschanzky
Principal LifeTime 2020	David M. Blake Tim Dunbar Dirk Laschanzky
Principal LifeTime 2030	David M. Blake Tim Dunbar Dirk Laschanzky
Principal LifeTime 2040	David M. Blake Tim Dunbar Dirk Laschanzky
Principal LifeTime 2050	David M. Blake Tim Dunbar Dirk Laschanzky
Principal LifeTime Strategic Income	David M. Blake Tim Dunbar Dirk Laschanzky
Short-Term Bond	Zeid Ayer Craig Dawson
SmallCap	Thomas Morabito Phil Nordhus

Michael Ade, CFA. Mr. Ade is a research analyst and serves as a co-portfolio manager for Principal Global Investors. Based in Singapore, his company research focus encompasses the consumer, health care and non-bank financial sectors. Mr. Ade joined the firm in 2001. He received a bachelor’s degree in finance from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

William C. Armstrong, CFA. Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He joined the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned Bachelor’s degree from Kearney State College and a Master’s degree from the University of lowa. He has earned the right to use the Chartered Financial Analyst designation.

Zeid Ayer, PH.D., CFA. Mr. Ayer is a portfolio manager at PGI. He is a co-manager of the ultra short and short-term bond portfolios. He is also head of the Structured Debt group that covers asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). He joined PGI in 2001 and is the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, Mr. Ayer was an assistant vice president at PNC Financial Services Group. He earned a Bachelor’s degree in Physics from St. Xavier’s College, Bombay University, a master’s in Computational Finance from Carnegie Mellon University, and a doctorate in Physics from the University of Notre Dame. He has earned the right to use the Chartered Financial Analyst designation.

Principal Variable Contracts Fund	MANAGEMENT OF THE FUND 109

David M. Blake, CFA. Mr. Blake is the executive director and chief investment officer of fixed income for Principal Global Investors. Prior to joining Principal Global Investors in 2000, he was a senior portfolio manager for Boatmen’s Capital Management, a subsidiary of Bank of America, where he began his career in 1989. Mr. Blake received both a bachelor’s degree and an MBA degree from Saint Louis University. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Messrs. Blake, Dunbar and Laschanzky share responsibility for the day-to-day management of the Principal LifeTime Accounts with Messrs. Fennessey, Finnegan and Welch, portfolio managers representing Principal. On behalf of PGI, Messrs. Blake, Dunbar, and Laschanzky develop, implement, and monitor the Accounts’ strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Messrs. Blake, Dunbar, and Laschanzky set.

Paul H. Blankenhagen, CFA. Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Bachelor’s degree in Finance from lowa State University and a Master’s degree from Drake University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.

Juliet Cohn. Ms. Cohn is a portfolio manager at PGI. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a Bachelor’s degree in Mathematics from Trinity College, Cambridge England.

Bryan C. Davis, CFA. Mr. Davis is a senior trader/research analyst for Principal Global Investors. He is responsible for trading mortgage-backed securities and developing investment strategies related to mortgages and derivatives. Mr. Davis joined the firm in 1993 as a servicing valuation director for Principal Residential Mortgage. He then became the director of servicing hedging in 2002 before moving into his current position in 2004. Mr. Davis received a bachelor’s degree in finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Craig Dawson, CFA. Mr. Dawson is a portfolio manager at PGI. He is co-manager of the ultra short and short term bond portfolios. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfolio manager position in 2002. He earned a Bachelor’s degree and an MBA degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.

Mihail Dobrinov, CFA. Mr. Dobrinov is a research analyst and serves as a co-portfolio manager for Principal Global Investors. He specializes primarily in the analysis of companies in the industrial sector, and serves as co-manager for diversified emerging markets portfolios. He joined the firm as an international and emerging market debt and currency specialist in 1995 and joined the equities team in 2002. Mr. Dobrinov received an MBA in finance from the University of Iowa and a law degree from Sofia University, Bulgaria. Mr. Dobrinov has earned the right to use the Chartered Financial Analyst designation. (Mihail does not provide legal services on behalf of any of the member companies of the Principal Financial Group.)

Tim Dunbar. Mr. Dunbar is executive director and head of equities for Principal Global Investors. In this capacity, he oversees the business management and strategic direction of the firm’s equity group on a global basis. He joined the firm in 1986 and has held a wide range of investment management roles and has been a member of the Principal Global Investors senior management team for nearly five years. Most recently, he was responsible for overseeing asset management merger and acquisition activities. Mr. Dunbar received a bachelor’s degree from lowa State University.

110 MANAGEMENT OF THE FUND	Principal Variable Contracts Fund

Messrs. Blake, Dunbar and Laschanzky share responsibility for the day-to-day management of the Principal LifeTime Accounts with Messrs. Fennessey, Finnegan and Welch, portfolio managers representing Principal. On behalf of PGI, Messrs. Blake, Dunbar, and Laschanzky develop, implement, and monitor the Accounts’ strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Messrs. Blake, Dunbar, and Laschanzky set.

Brad Fredericks. Mr. Fredericks is a portfolio manager at PGI. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor’s degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).

Arild Holm, CFA. Mr. Holm is a portfolio manager at PGI. He specializes in the management of large cap value portfolios and also provides analyst coverage of domestic energy companies. Before joining Principal in 2002, Mr. Holm was an investment officer with the University of California. Previously, he spent five years with the Colorado Public Employees’ Retirement Association (PERA) as an energy portfolio manager and three years as an oil and gas analyst with Hanifen, Imhoff, Inc. Mr. Holm earned a Bachelor’s degree in Management Sciences from the University of Manchester Institute of Science and Technology (England) and an MBA in finance from the University of Colorado. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Christopher Ibach, CFA. Mr. Ibach is an associate portfolio manager and equity research analyst at PGI. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semi-conductor research. Prior to joining PGI in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned a Bachelor’s degree in Electrical Engineering from the University of lowa and an MBA in Finance. He has earned the right to use the Chartered Financial Analyst designation.

Dirk Laschanzky, CFA. Mr. Laschanzky is a portfolio manager for PGI, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining PGI in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned a BA and an MBA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Messrs. Blake, Dunbar and Laschanzky share responsibility for the day-to-day management of the Principal LifeTime Accounts with Messrs. Fennessey, Finnegan and Welch, portfolio managers representing Principal. On behalf of PGI, Messrs. Blake, Dunbar, and Laschanzky develop, implement, and monitor the Accounts’ strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Messrs. Blake, Dunbar, and Laschanzky set.

Thomas Morabito, CFA. Mr. Morabito leads the small-cap portfolio management team for PGI and is the portfolio manager on the small-cap value portfolios. Prior to joining PGI in 2000, he managed the Structured Small Cap Fund for Invesco Management & Research. He earned his BA in Economics from State University of New York and an MBA in Finance from Northeastern University. He has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin, CFA. Mr. Nolin is a portfolio manager for PGI. He serves as the portfolio manager for the firm’s international small-cap equity portfolios. He joined the firm in 1994. He earned a Bachelor’s degree in Finance from the University of lowa and an MBA from the Yale School of Management. He has earned the right to use the Chartered Financial Analyst designation.

Phil Nordhus, CFA. Mr. Nordhus joined PGI in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned a Bachelor’s degree in Economics from Kansas State University and an MBA from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

Principal Variable Contracts Fund	MANAGEMENT OF THE FUND 111

Brian W. Pattinson, CFA. Mr. Pattinson is a portfolio manager at Principal. He serves as the portfolio manager for the firm’s international small-cap equity portfolios. He joined Principal in 1994. Mr. Pattinson earned a Bachelor’s and an MBA degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI’s Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Tracy Reeg. Ms. Reeg is a portfolio manager at PGI. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor’s degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).

Michael L. Reynal. Mr. Reynal is a portfolio manager at PGI. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining PGI in 2001, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. Mr. Reynal earned a BA in History from Middlebury College, an MBA from the Amos Tuck School at Dartmouth College, and an MA in History from Christ’s College at the University of Cambridge.

Alice Robertson. Ms. Robertson is a senior trader and portfolio manager for PGI. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Bachelor’s degree in Economics from Northwestern University and her Master’s degree in Finance and Marketing from DePaul University.

Scott W. Smith. Mr. Smith is a research analyst and portfolio manager at Principal Global Investors. He is an analyst within the firm’s asset allocation and structured investments group. He also provides research assistance to various business units within Principal Global Investors. Mr. Smith joined the firm in 1999. He received a bachelor’s degree in finance from lowa State University.

Timothy R. Warrick, CFA. Mr. Warrick is a portfolio manager at PGI with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He joined the firm in 1990. He received a Bachelor’s degree in Accounting and Economics from Simpson College and an MBA in Finance from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Principal Real Estate Investors, LLC (“Principal - REI”), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal—REI’s address is 801 Grand Avenue, Des Moines, IA 50392.

Day-to-day
Account	Account Management

Real Estate Securities	Kelly D. Rush

112 MANAGEMENT OF THE FUND	Principal Variable Contracts Fund

Kelly D. Rush, CFA. As portfolio manager, Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI, the dedicated real estate group of Principal. He has been managing the real estate stock portfolio since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. He earned a Bachelor’s degree in Finance from the University of lowa and an MBA in Business Administration. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	T. Rowe Price Associates, Inc. (“T. Rowe Price”), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 69 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

Day-to-day
Account	Account Management

Equity Growth	Robert W. Sharps
LargeCap Blend	Anna M. Dopkin

Anna M. Dopkin, CFA. Ms. Dopkin is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Co-Director of U.S. Equity Research, and a member of the firm’s Equity Steering Committee. Prior to joining T. Rowe Price in 1996, she worked at Goldman Sachs in its Mortgage Securities Department in New York and London. Ms. Dopkin earned a B.S., magna cum laude, from The Wharton School of the University of Pennsylvania. She has earned the right to use the Chartered Financial Analyst designation.

Ms. Dopkin serves as a portfolio coordinator for the Account. Instead of making stock selection decisions, she is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Ms. Dopkin has ultimate accountability for the Account.

Robert W. Sharps, CFA, CPA. Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division and a member of the Equity Steering Committee. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.

Sub-Advisor:	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), a Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the “Group”) of UBS AG.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Account	Account Management

SmallCap Growth	Paul A. Graham, Jr. David N. Wabnik

Principal Variable Contracts Fund	MANAGEMENT OF THE FUND 113

Paul A. Graham, JR., CFA. Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

David N. Wabnik. Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School.

The Sub-Sub-Advisors
Principal Global Investors, LLC (“PGI”) has entered into sub-sub-advisory agreements for various Accounts. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Account’s assets. The sub-sub-advisor is paid a fee by PGI.

PGI is the sub-advisor for the Bond Account. Day-to-day management decisions concerning a portion of the Bond Account’s portfolio are made by Spectrum Asset Management, Inc. (“Spectrum”), which serves as sub-sub-advisor.

Sub-Sub-Advisor:	Spectrum Asset Management, Inc. (“Spectrum”) is an indirect subsidiary of Principal Life and an affiliate of Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

L. Phillip Jacoby. Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum’s Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned his BS in Finance from Boston University.

Bernard M. Sussman. Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and head of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both a Bachelor’s degree in Industrial Relations and an MBA in Finance from Cornell University.

114 MANAGEMENT OF THE FUND	Principal Variable Contracts Fund

Duties of Principal and Sub-Advisors
Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

Several of the Accounts have multiple Sub-Advisors. For those Accounts, Principal determines the portion of the Account’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.

Fees Paid to the Manager
Each Account pays Principal a fee for its services, which includes any fee Principal pays to the Account’s Sub-Advisor. The fee each Account paid (as a percentage of the Account’s average daily net assets) for the fiscal year ended December 31, 2007 was:

Asset Allocation Account	0.80%
Balanced Account	0.60%
Bond Account	0.41%
Capital Value Account	0.59%
Diversified International Account	0.81%
Equity Growth Account	0.75%
Equity Income Account I	0.49%
Equity Value Account	0.85%
Government & High Quality Bond Account	0.45%
Growth Account	0.68%
Income Account	0.50%
International Emerging Markets Account	1.25%
International SmallCap Account	1.17%
LargeCap Blend Account	0.74%
LargeCap Stock Index Account	0.25%
LargeCap Value Account	0.75%
MidCap Account	0.55%
MidCap Growth Account	0.90%
MidCap Stock Account	0.75%
MidCap Value Account	1.05%
Money Market Account	0.46%
Mortgage Securities Account	0.50%
Principal LifeTime 2010 Account	0.12%
Principal LifeTime 2020 Account	0.12%
Principal LifeTime 2030 Account	0.12%
Principal LifeTime 2040 Account	0.12%
Principal LifeTime 2050 Account	0.12%
Principal LifeTime Strategic Income Account	0.12%
Real Estate Securities Account	0.85%
SAM Balanced Portfolio	0.23%
SAM Conservative Balanced Portfolio	0.23%
SAM Conservative Growth Portfolio	0.23%
SAM Flexible Income Portfolio	0.23%
SAM Strategic Growth Portfolio	0.23%
Short-Term Bond Account	0.49%
Short-Term Income Account	0.50%
SmallCap Account	0.85%
SmallCap Growth Account	0.99%
SmallCap Value Account	1.07%
West Coast Equity Account	0.62%

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the annual report to shareholders for the fiscal year ended December 31, 2007.

Under an order received from the SEC, the Fund and Principal may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Account that is relying on that order, Principal may, without obtaining shareholder approval:

•	hire one or more Sub-Advisors;

Principal Variable Contracts Fund	MANAGEMENT OF THE FUND 115

•	change Sub-Advisors; and
•	reallocate management fees between itself and Sub-Advisors.

Principal has ultimate responsibility for the investment performance of each Account that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account’s sole initial shareholder before the Account is available to the other purchasers, and the Account states in its prospectus that it intends to rely on the order.

The shareholders of each of the Accounts have approved the Account’s reliance on the order; however, only the Asset Allocation, Equity Growth, Equity Value, LargeCap Blend, LargeCap Value, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts intend to rely on the order.

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION
REGARDING INTERMEDIARY COMPENSATION

The Fund has adopted a 12b-1 Plan for the Class 2 shares of some of the Accounts. Under the 12b-1 Plan, each Account may make payments from its assets attributable to the Class 2 shares to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans will not automatically terminate for the Accounts that are closed to new investors or to additional purchases by existing shareholders. The Fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan at the time the Board directs the implementation of the closure of the Account. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Accounts and may cost more than paying other types of sales charges.

The maximum annualized Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for the Class 2 shares of each of the Accounts is 0.25%.

Payments to Investment Representatives and Their Firms. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Accounts. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Accounts as investment options. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Accounts pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

Ongoing Payments. In the case of Class 2 shares, and pursuant to the Rule 12b-1 Plan applicable to the Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Accounts. In addition, the Distributor or the Advisor may make from its own resources ongoing payments to an insurance company of up to 0.25% of the average net assets of the Accounts held by the insurance company in its separate accounts. The payments are for administrative services and may be made with respect to either or both classes of shares of the Accounts.

Other Payments to Intermediaries. In addition to any commissions that may be paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Accounts, or may sell shares of the Accounts to retirement plans for distribution services. Although payments made to each qualifying financial

116 DISTRIBUTION PLAN AND ADDITIONAL INFORMATION	Principal Variable Contracts Fund

intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year’s sales of applicable variable annuities and variable life insurance contracts that may be funded by account shares, or 0.25% of the current year’s sales of Account shares to retirement plans by that financial intermediary.

A number of factors are considered in determining the amount of these additional payments, including each financial intermediary’s Fund sales, assets, and redemption rates of applicable variable annuities, variable life insurance contracts, and retirement plans as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include applicable variable annuities, variable life insurance contracts, and Account shares in retirement plans on a “preferred list.” The Distributor’s goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Accounts so that they can provide suitable information and advice about the Accounts and related investor services. Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to Accounts for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers’ conferences, ticket charges, and general marketing expenses.

In December 2006, Principal purchased Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.) and its two subsidiaries, Principal Funds Distributor, Inc. (formerly known as WM Funds Distributor, Inc.) and Principal Shareholder Services, Inc. (formerly known as WM Shareholder Services, Inc.) from New American Capital, Inc. (“New American”) and its parent company Washington Mutual, Inc. (“WaMu”) (the “Transaction”). In connection with the Transaction, New American agreed to make payments to Principal with respect to each of the first four years following the closing of the Transaction. New American must make such payments to Principal if the aggregate fees Principal and its affiliates earn from Principal-sponsored mutual funds and other financial instruments such as annuities (the “Principal Products”) that WaMu and its affiliates (including WaMu Investments, a broker-dealer subsidiary of WaMu) sell fall below certain specified amounts during any of the four years following the closing of the Transaction. The agreement between Principal and New American could result in New American paying Principal a maximum of $30 million with respect to each year in the four-year period. As a result, WaMu Investments (and/or its affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.

If one mutual fund sponsor makes greater distribution assistance payments than another, your Investment Representative and his or her financial intermediary may have an incentive to recommend one variable annuity, variable life insurance policy or mutual fund over another.

Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Accounts, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

As of the date of this prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include shares of the Accounts as investment options, or for the distribution of the Accounts to retirement plans (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include:

Advantage Capital Corporation
A.G. Edwards & Sons, Inc.
AIG Advisors, Inc.
American Portfolios Financial Services, Inc.
Associated Financial Group, Inc.
Commonwealth Financial Network
FFP Securities, Inc.
FSC Securities Corporation
G.A. Repple & Company
H. Beck, Inc.
Investacorp, Inc.
Investment Advisors & Consultants, Inc.
Jefferson Pilot Securities Corporation
McDonald Investments, Inc.

Principal Variable Contracts Fund	DISTRIBUTION PLAN AND ADDITIONAL INFORMATION 117

Mutual Service Corporation
NFP Securities, Inc.
Oppenheimer & Co., Inc.
ProEquities, Inc.
Prospera Financial Services, Inc.
Royal Alliance Associates, Inc.
Securities America, Inc.
Triad Advisors, Inc.
United Planners’ Financial Services of America
Waterstone Financial Group, Inc.
WaMu Investments

To obtain a current list of such firms, call 1-800-222-5852.

Although an Account’s sub-advisor may use brokers who sell shares of the Accounts to effect portfolio transactions, the sale of Account shares is not considered as a factor when selecting brokers to effect portfolio transactions. The Fund has adopted procedures to ensure that the sale of account shares is not considered when selecting brokers to effect portfolio transactions.

Your Contract or retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in this Prospectus. The amount and applicability of any such fee are determined and disclosed separately within the prospectus for your insurance contract. Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

118 DISTRIBUTION PLAN AND ADDITIONAL INFORMATION	Principal Variable Contracts Fund

GENERAL INFORMATION ABOUT AN ACCOUNT

Frequent Trading and Market Timing (Abusive Trading Practices)
The Accounts are not designed for, and do not knowingly accommodate, frequent purchases and redemptions (“excessive trading”) of Account shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase shares of these Accounts.

Frequent purchases and redemptions pose a risk to the Accounts because they may:

•	Disrupt the management of the Accounts by:

•	forcing the Account to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Account and
•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Account; and
•	Increase expenses of the Account due to:

•	increased broker-dealer commissions and
•	increased recordkeeping and related costs.

If we are not able to identify such excessive trading practices, the Accounts may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Accounts in which the Principal LifeTime Accounts or Strategic Asset Management Portfolios invest could flow through to the Principal LifeTime Accounts and Strategic Asset Management Portfolios as they would for any fund shareholder.

Certain Accounts may be at greater risk of harm due to frequent purchase and redemptions. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International, International Emerging Markets, and International SmallCap Accounts. The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occurring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Accounts.

As the Accounts are only available through variable annuity or variable life contracts or to qualified retirement plans, the Fund must rely on the insurance company that issues the contract, or the trustees or administrators of qualified retirement plans, (“intermediary”) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that the intermediary will identify and prevent excessive trading in all instances. When an intermediary identifies excessive trading, it will act to curtail such trading in a fair and uniform manner. If an intermediary is unable to identify such abusive trading practices, the abuses described above may negatively impact the Accounts.

If an intermediary, or the Fund, deems excessive trading practices to be occurring, it will take action that may include, but is not limited to:

•	Rejecting exchange instructions from a shareholder or other person authorized by the shareholder to direct exchanges;
•	Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier, or by telephone;
•	Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
•	Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
•	Taking such other action as directed by the Fund.

The Fund Board of Directors has found the imposition of a redemption fee with respect to redemptions from Class 1 and Class 2 shares of the Accounts is neither necessary nor appropriate in light of measures taken by intermediaries through

Principal Variable Contracts Fund	GENERAL INFORMATION ABOUT AN ACCOUNT 119

which such shares are currently available. Each intermediary’s excessive trading policies and procedures will be reviewed by Fund management prior to making shares of the Fund available through such intermediary to determine whether, in management’s opinion, such procedures are reasonably designed to prevent excessive trading in Fund shares.

The Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, the intermediary will reverse an exchange (within one business day of the exchange) and return the account holdings to the positions held prior to the exchange. The intermediary will give you notice in writing in this instance.

Eligible Purchasers
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive, or bonus plan established by Principal Life or Washington Mutual Life Insurance Company, or any subsidiary or affiliate of such company, for employees of such company, subsidiary, or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life and by other insurance companies as well as for certain qualified plans. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts, variable annuity separate accounts, and qualified plan investors to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund’s Board of Directors monitors events in order to identify any material conflicts between such policy owners, contract holders, and qualified plan investors. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners, those given by contract holders, and those given by qualified plan investors. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts or qualified plans, which could have adverse consequences.

Principal may recommend to the Board, and the Board may elect, to close certain accounts to new investors or close certain accounts to new and existing investors. Effective the close of business on November 18, 2007, the SmallCap Account (the “Account”) closed to new investors. Those Account shareholders on November 18, 2007 may, however, continue to purchase shares in fund accounts in existence at that time.

Shareholder Rights
Each shareholder of an Account is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Account shareholders.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the 1940 Act: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, IA 50392.

120 GENERAL INFORMATION ABOUT AN ACCOUNT	Principal Variable Contracts Fund

Principal Life votes each Account’s shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.

Purchase of Account Shares
Shares are purchased from the Distributor, the Fund’s principal underwriter (“Distributor”). There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

The Accounts may, at their discretion and under certain limited circumstances, accept securities as payment for Account shares at the applicable NAV. Each Account will value securities used to purchase its shares using the same method the Account uses to value its portfolio securities as described in this prospectus.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

Sale of Account Shares
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder’s signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member, or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.

Sale proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for reasons other than weekends and holidays or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.

If payments are delayed and the instruction is not canceled by the shareholder’s written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.

In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Principal Variable Contracts Fund	GENERAL INFORMATION ABOUT AN ACCOUNT 121

Distributions in Kind. The Fund may determine that it would be detrimental to the remaining shareholders of an Account to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the accounts may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Account’s portfolio in lieu of cash provided the shareholder to whom such distribution is made was invested in such securities. If an Account pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Account will value securities used to pay redemptions in kind using the same method the Account uses to value its portfolio securities as described in this prospectus.

Restricted Transfers
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

Financial Statements
You will receive an annual financial statement for the Fund, audited by the Fund’s independent registered public accounting firm, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

TAX INFORMATION

The Fund intends to comply with applicable variable asset diversification regulations. If the Fund fails to comply with such regulations, contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their tax advisors regarding the status of their contracts under state and local tax laws.

122 TAX INFORMATION	Principal Variable Contracts Fund

FINANCIAL HIGHLIGHTS

The financial highlights table for each Account is intended to help you understand the Account’s financial performance for the past 5 years (or since inception, if shorter). Certain information reflects financial results for a single Account share. The total returns in the table for each Account represent the rate that an investor would have earned, or lost, on an investment in the Account (assuming reinvestment of all dividends and distributions), but do not reflect insurance-related charges and expenses which, if included, would have lowered the performance shown.

The financial statements of the Fund as of December 31, 2007, have been audited by Ernst & Young LLP, independent registered public accounting firm. The report of Ernst & Young LLP is included, along with the Fund’s financial statements, in the Fund’s annual report which has been incorporated by reference into the Statement of Additional Information and is available upon request.

Principal Variable Contracts Fund	FINANCIAL HIGHLIGHTS 123

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004		2003
Asset Allocation Account
Class 1 shares
Net Asset Value, Beginning of Period	$14.11	$12.78	$12.28	$11.70		$9.82
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.28	0.25	0.19	0.14		0.15
Net Realized and Unrealized Gain (Loss) on Investments	1.34	1.35	0.51	0.82		1.92

Total From Investment Operations	1.62	1.60	0.70	0.96		2.07
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)	(0.10)	(0.20)	(0.38)		(0.19)
Distributions from Realized Gains	(0.65)	(0.17)	—	—		—

Total Dividends and Distributions	(0.86)	(0.27)	(0.20)	(0.38)		(0.19)

Net Asset Value, End of Period	$14.87	$14.11	$12.78	$12.28		$11.70

Total Return(b)	11.78%	12.77%	5.79%	8.49%		21.61%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$103,281	$102,381	$100,637	$103,131		$98,006
Ratio of Expenses to Average Net Assets	0.82%	0.83%	0.86%	0.84%		0.85%
Ratio of Net Investment Income to Average Net Assets	1.96%	1.93%	1.53%	1.19%		1.49%
Portfolio Turnover Rate	125.3%	85.8%	83.5%	127.0%		186.0%

	2007	2006	2005	2004		2003
Balanced Account
Class 1 shares
Net Asset Value, Beginning of Period	$16.24	$14.93	$14.34	$13.31		$11.56
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.43	0.37	0.31	0.31		0.27
Net Realized and Unrealized Gain (Loss) on Investments	0.45	1.30	0.64	1.00		1.83

Total From Investment Operations	0.88	1.67	0.95	1.31		2.10
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.44)	(0.36)	(0.36)	(0.28)		(0.35)

Total Dividends and Distributions	(0.44)	(0.36)	(0.36)	(0.28)		(0.35)

Net Asset Value, End of Period	$16.68	$16.24	$14.93	$14.34		$13.31

Total Return(b)	5.38%	11.44%	6.79%	10.05%		18.82%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$105,283	$112,208	$116,927	$126,548		$124,735
Ratio of Expenses to Average Net Assets	0.63%	0.63%	0.64%	0.63%		0.65%
Ratio of Gross Expenses to Average Net Assets	—	—	—	0.63	%(c)	0.65	%(c)
Ratio of Net Investment Income to Average Net Assets	2.60%	2.44%	2.19%	2.32%		2.23%
Portfolio Turnover Rate	160.7%	165.6%	115.3%	128.3%		114.3%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Expense ratio without commission rebates.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004	2003
Bond Account
Class 1 shares
Net Asset Value, Beginning of Period	$12.09	$12.04	$12.31	$12.31	$12.32
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.67	0.58	0.50	0.51	0.52
Net Realized and Unrealized Gain (Loss) on Investments	(0.27)	(0.04)	(0.20)	0.08	0.02

Total From Investment Operations	0.40	0.54	0.30	0.59	0.54
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.53)	(0.49)	(0.57)	(0.59)	(0.55)

Total Dividends and Distributions	(0.53)	(0.49)	(0.57)	(0.59)	(0.55)

Net Asset Value, End of Period	$11.96	$12.09	$12.04	$12.31	$12.31

Total Return(b)	3.41%	4.65%	2.50%	4.98%	4.59%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$473,797	$414,833	$338,044	$286,684	$263,435
Ratio of Expenses to Average Net Assets	0.42%	0.52%	0.47%	0.47%	0.47%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)	N/A	0.44%	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	5.61%	4.97%	4.21%	4.23%	4.32%
Portfolio Turnover Rate	256.8%	271.8%	176.2%	143.6%	82.1%

	2007	2006	2005	2004		2003
Capital Value Account
Class 1 shares
Net Asset Value, Beginning of Period	$37.34	$34.59	$32.39	$29.23		$23.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.63	0.59	0.54	0.44		0.38
Net Realized and Unrealized Gain (Loss) on Investments	(0.46)	5.74	1.66	3.17		5.63

Total From Investment Operations	0.17	6.33	2.20	3.61		6.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.61)	(0.57)	—	(0.45)		(0.38)
Distributions from Realized Gains	(2.20)	(3.01)	—	—		—

Total Dividends and Distributions	(2.81)	(3.58)	—	(0.45)		(0.38)

Net Asset Value, End of Period	$34.70	$37.34	$34.59	$32.39		$29.23

Total Return(b)	(0.10)%	19.95%	6.80%	12.36%		25.49%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$270,351	$292,503	$258,490	$265,580		$248,253
Ratio of Expenses to Average Net Assets	0.60%	0.60%	0.61%	0.60%		0.61%
Ratio of Gross Expenses to Average Net Assets	—	—	—	0.60	%(c)	0.61	%(c)
Ratio of Net Investment Income to Average Net Assets	1.70%	1.73%	1.62%	1.47%		1.47%
Portfolio Turnover Rate	107.5%	85.9%	120.9%	183.3%		125.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Expense ratio without commission rebates.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007		2006	2005		2004		2003
Diversified International Account
Class 1 shares
Net Asset Value, Beginning of Period	$20.64		$16.83	$13.75		$11.48		$8.78
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.30		0.25	0.18		0.17		0.13
Net Realized and Unrealized Gain (Loss) on Investments	2.96		4.31	3.05		2.22		2.67

Total From Investment Operations	3.26		4.56	3.23		2.39		2.80
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)		(0.23)	(0.15)		(0.12)		(0.10)
Distributions from Realized Gains	(2.02)		(0.52)	—		—		—

Total Dividends and Distributions	(2.23)		(0.75)	(0.15)		(0.12)		(0.10)

Net Asset Value, End of Period	$21.67		$20.64	$16.83		$13.75		$11.48

Total Return(b)	16.09%		27.96%	23.79%		21.03%		32.33%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$576,345		$409,020	$293,647		$226,753		$167,726
Ratio of Expenses to Average Net Assets(c)	0.90%		0.91%	0.97%		0.96%		0.92%
Ratio of Gross Expenses to Average Net Assets	—		—	0.97	%(d)	0.97	%(e)	0.93	%(e)
Ratio of Net Investment Income to Average Net Assets	1.41%		1.34%	1.27%		1.39%		1.33%
Portfolio Turnover Rate	113.8	%(f)	107.0%	121.2%		170.1%		111.5%

	2007(g)
Diversified International Account
Class 2 shares
Net Asset Value, Beginning of Period	$20.27
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.23
Net Realized and Unrealized Gain (Loss) on Investments	3.38

Total From Investment Operations	3.61
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)
Distributions from Realized Gains	(2.02)

Total Dividends and Distributions	(2.17)

Net Asset Value, End of Period	$21.71

Total Return(b)	18.09	%(h)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,072
Ratio of Expenses to Average Net Assets(c)	1.15	%(i)
Ratio of Net Investment Income to Average Net Assets	1.09	%(i)
Portfolio Turnover Rate	113.8	%(f),(i)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without custodian credits.

(e)	Expense ratio without commission rebates and custodian credits.

(f)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT International Growth Fund.

(g)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized loss of $.05 per share from January 3, 2007 through January 8, 2007.

(h)	Total return amounts have not been annualized.

(i)	Computed on an annualized basis.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004		2003
Equity Growth Account
Class 1 shares
Net Asset Value, Beginning of Period	$18.30	$17.23	$16.02	$14.73		$11.74
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.03	0.10	—	0.09		0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.53	0.97	1.21	1.28		2.99

Total From Investment Operations	1.56	1.07	1.21	1.37		3.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	—	—	(0.08)		(0.06)

Total Dividends and Distributions	(0.10)	—	—	(0.08)		(0.06)

Net Asset Value, End of Period	$19.76	$18.30	$17.23	$16.02		$14.73

Total Return(b)	8.52%	6.21%	7.55%	9.33%		25.95%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$301,223	$270,071	$274,192	$280,700		$272,831
Ratio of Expenses to Average Net Assets	0.75%	0.76%	0.77%	0.72%		0.74%
Ratio of Gross Expenses to Average Net Assets	—	—	—	0.77	%(c)	0.77	%(c)
Ratio of Net Investment Income to Average Net Assets	0.14%	0.60%	0.00%	0.59%		0.47%
Portfolio Turnover Rate	56.5%	52.1%	51.6%	147.7%		130.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Expense ratio without commission rebates.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007		2006		2005		2004		2003
Equity Income Account I
Class 1 shares
Net Asset Value, Beginning of Period	$19.39		$17.64		$16.26		$13.90		$11.01
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.40		0.32		0.40		0.32		0.31
Net Realized and Unrealized Gain (Loss) on Investments	0.66		2.71		1.26		2.30		2.95

Total From Investment Operations	1.06		3.03		1.66		2.62		3.26
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.20)		(0.33)		(0.28)		(0.26)		(0.31)
Distributions from Realized Gains	(0.93)		(0.95)		—		—		(0.06)

Total Dividends and Distributions	(1.13)		(1.28)		(0.28)		(0.26)		(0.37)

Net Asset Value, End of Period	$19.32		$19.39		$17.64		$16.26		$13.90

Total Return(b)	5.24%		18.17%		10.27%		19.12%		30.10%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$513,914		$296,113		$237,482		$189,517		$149,603
Ratio of Expenses to Average Net Assets(c)	0.49%		0.66%		0.66%		0.67%		0.70%
Ratio of Gross Expenses to Average Net Assets	—		0.66	%(d)	0.66	%(d)	0.67	%(d)	0.70	%(d)
Ratio of Net Investment Income to Average Net Assets	2.01%		1.74%		2.40%		2.15%		2.63%
Portfolio Turnover Rate	84.0	%(e)	87.0%		46.0%		26.0%		23.0%

	2007		2006		2005		2004		2003
Equity Income Account I
Class 2 shares
Net Asset Value, Beginning of Period	$19.24		$17.53		$16.18		$13.85		$10.99
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.34		0.27		0.36		0.28		0.29
Net Realized and Unrealized Gain (Loss) on Investments	0.67		2.69		1.24		2.30		2.93

Total From Investment Operations	1.01		2.96		1.60		2.58		3.22
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)		(0.30)		(0.25)		(0.25)		(0.30)
Distributions from Realized Gains	(0.93)		(0.95)		—		—		(0.06)

Total Dividends and Distributions	(1.08)		(1.25)		(0.25)		(0.25)		(0.36)

Net Asset Value, End of Period	$19.17		$19.24		$17.53		$16.18		$13.85

Total Return(b)	5.00%		17.86%		9.97%		18.82%		29.73%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$76,666		$70,163		$41,976		$24,094		$12,619
Ratio of Expenses to Average Net Assets(c)	0.74%		0.91%		0.91%		0.92%		0.95%
Ratio of Gross Expenses to Average Net Assets	—		0.91	%(d)	0.91	%(d)	0.92	%(d)	0.95	%(d)
Ratio of Net Investment Income to Average Net Assets	1.74%		1.49%		2.15%		1.90%		2.38%
Portfolio Turnover Rate	84.0	%(e)	87.0%		46.0%		26.0%		23.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown. (c) Reflects Manager’s contractual expense limit.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without custodian credits.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Equity Income Account and WM VT Equity Income Fund.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004(a)
Equity Value Account
Class 1 shares
Net Asset Value, Beginning of Period	$12.89	$11.05	$11.07	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.22	0.19	0.15	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(0.39)	1.97	0.26	1.08

Total From Investment Operations	(0.17)	2.16	0.41	1.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.26)	(0.16)	(0.11)	(0.06)
Distributions from Realized Gains	(1.13)	(0.16)	(0.32)	(0.01)

Total Dividends and Distributions	(1.39)	(0.32)	(0.43)	(0.07)

Net Asset Value, End of Period	$11.33	$12.89	$11.05	$11.07

Total Return(c)	(1.32)%	19.56%	3.78%	11.40	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,525	$6,506	$3,722	$2,213
Ratio of Expenses to Average Net Assets	0.90%	1.01%	1.10%	1.10	%(e)
Ratio of Gross Expenses to Average Net Assets(f)	—	1.08%	1.14%	1.30	%(e)
Ratio of Net Investment Income to Average Net Assets	1.67%	1.57%	1.36%	1.72	%(e)
Portfolio Turnover Rate	36.2%	11.0%	26.7%	25.4	%(e)

	2007	2006	2005	2004	2003
Government & High Quality Bond Account
Class 1 shares
Net Asset Value, Beginning of Period	$11.36	$11.36	$11.64	$11.77	$12.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.55	0.50	0.44	0.44	0.45
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)	(0.04)	(0.21)	(0.04)	(0.24)

Total From Investment Operations	0.53	0.46	0.23	0.40	0.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.53)	(0.46)	(0.51)	(0.53)	(0.44)

Total Dividends and Distributions	(0.53)	(0.46)	(0.51)	(0.53)	(0.44)

Net Asset Value, End of Period	$11.36	$11.36	$11.36	$11.64	$11.77

Total Return(c)	4.90%	4.23%	2.01%	3.56%	1.84%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$314,515	$305,203	$316,047	$334,034	$368,564
Ratio of Expenses to Average Net Assets	0.45%	0.56%	0.46%	0.44%	0.44%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)	N/A	0.46%	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.85%	4.54%	3.88%	3.82%	3.83%
Portfolio Turnover Rate	243.8%	246.9%	262.1%	67.2%	110.4%

(a)	Period from August 30, 2004, date operations commenced, through December 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Total return amounts have not been annualized.

(e)	Computed on an annualized basis.

(f)	Excludes expense reimbursement from Manager.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007		2006	2005	2004		2003
Growth Account
Class 1 shares
Net Asset Value, Beginning of Period	$14.57		$13.29	$11.94	$10.95		$8.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05		0.09	0.03	0.07		0.03
Net Realized and Unrealized Gain (Loss) on Investments	3.33		1.23	1.40	0.95		2.26

Total From Investment Operations	3.38		1.32	1.43	1.02		2.29
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)		(0.04)	(0.08)	(0.03)		(0.02)

Total Dividends and Distributions	(0.03)		(0.04)	(0.08)	(0.03)		(0.02)

Net Asset Value, End of Period	$17.92		$14.57	$13.29	$11.94		$10.95

Total Return(b)	23.20%		9.92%	12.09%	9.38%		26.46%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$395,726		$128,867	$124,254	$134,956		$141,107
Ratio of Expenses to Average Net Assets(c)	0.68%		0.61%	0.62%	0.60%		0.61%
Ratio of Gross Expenses to Average Net Assets	—		—	—	0.60	%(d)	0.61	%(d)
Ratio of Net Investment Income to Average Net Assets	0.34%		0.63%	0.26%	0.67%		0.35%
Portfolio Turnover Rate	105.4	%(e)	99.3%	78.3%	122.4%		40.8%

	2007(f)
Growth Account
Class 2 shares
Net Asset Value, Beginning of Period	$14.63
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	3.26

Total From Investment Operations	3.27

Net Asset Value, End of Period	$17.90

Total Return(b)	22.35	%(g)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,372
Ratio of Expenses to Average Net Assets(c)	0.93	%(h)
Ratio of Net Investment Income to Average Net Assets	0.09	%(h)
Portfolio Turnover Rate	105.4	%(e),(h)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT Growth Fund.

(f)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.21 per share from January 3, 2007 through January 8, 2007.

(g)	Total return amounts have not been annualized.

(h)	Computed on an annualized basis.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
Income Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.55	$10.69		$11.08		$11.18		$10.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.60	0.61		0.60		0.61		0.63
Net Realized and Unrealized Gain (Loss) on Investments	0.01	(0.13)		(0.34)		(0.03)		0.42

Total From Investment Operations	0.61	0.48		0.26		0.58		1.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.68)	(0.61)		(0.65)		(0.68)		(0.66)
Distributions from Realized Gains	(0.02)	(0.01)		—		—		—

Total Dividends and Distributions	(0.70)	(0.62)		(0.65)		(0.68)		(0.66)

Net Asset Value, End of Period	$10.46	$10.55		$10.69		$11.08		$11.18

Total Return(b)	5.90%	4.90%		2.40%		5.56%		9.78%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$170,478	$182,728		$185,140		$185,570		$193,953
Ratio of Expenses to Average Net Assets(c)	0.50%	0.54%		0.54%		0.55%		0.56%
Ratio of Gross Expenses to Average Net Assets	—	0.54	%(d)	0.54	%(d)	0.55	%(d)	0.56	%(d)
Ratio of Net Investment Income to Average Net Assets	5.76%	5.79%		5.50%		5.53%		5.74%
Portfolio Turnover Rate	9.1%	24.0%		13.0%		20.0%		24.0%

	2007	2006		2005		2004		2003
Income Account
Class 2 shares
Net Asset Value, Beginning of Period	$10.49	$10.62		$11.01		$11.12		$10.77
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.59	0.58		0.57		0.58		0.60
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)	(0.12)		(0.34)		(0.03)		0.41

Total From Investment Operations	0.58	0.46		0.23		0.55		1.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.65)	(0.58)		(0.62)		(0.66)		(0.66)
Distributions from Realized Gains	(0.02)	(0.01)		—		—		—

Total Dividends and Distributions	(0.67)	(0.59)		(0.62)		(0.66)		(0.66)

Net Asset Value, End of Period	$10.40	$10.49		$10.62		$11.01		$11.12

Total Return(b)	5.77%	4.59%		2.06%		5.31%		9.47%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$13,390	$16,474		$20,374		$23,358		$21,188
Ratio of Expenses to Average Net Assets(c)	0.75%	0.79%		0.79%		0.80%		0.81%
Ratio of Gross Expenses to Average Net Assets	—	0.79	%(d)	0.79	%(d)	0.80	%(d)	0.81	%(d)
Ratio of Net Investment Income to Average Net Assets	5.68%	5.54%		5.25%		5.28%		5.49%
Portfolio Turnover Rate	9.1%	24.0%		13.0%		20.0%		24.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without custodian credits.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005		2004		2003
International Emerging Markets Account
Class 1 shares
Net Asset Value, Beginning of Period	$21.42	$16.02	$14.78		$12.86		$8.24
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.25	0.19	0.22		0.12		0.11
Net Realized and Unrealized Gain (Loss) on Investments	8.26	5.80	4.46		3.04		4.60

Total From Investment Operations	8.51	5.99	4.68		3.16		4.71
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	—	(0.17)		(0.10)		(0.08)
Distributions from Realized Gains	(2.08)	(0.59)	(3.27)		(1.14)		—
Tax Return of Capital Distributions(b)	—	—	—		—		(0.01)

Total Dividends and Distributions	(2.32)	(0.59)	(3.44)		(1.24)		(0.09)

Net Asset Value, End of Period	$27.61	$21.42	$16.02		$14.78		$12.86

Total Return(c)	42.11%	38.32%	34.29%		24.89%		57.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$226,564	$121,211	$71,639		$43,502		$23,972
Ratio of Expenses to Average Net Assets	1.41%	1.44%	1.60%		1.53%		1.71%
Ratio of Gross Expenses to Average Net Assets(d)	—	—	1.60	%(e)	1.55	%(f)	1.84	%(f)
Ratio of Net Investment Income to Average Net Assets	1.02%	1.04%	1.45%		0.87%		1.16%
Portfolio Turnover Rate	137.7%	127.0%	169.6%		171.0%		112.4%

	2007	2006	2005		2004		2003
International SmallCap Account
Class 1 shares
Net Asset Value, Beginning of Period	$24.75	$22.50	$17.72		$13.73		$9.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.28	0.16	0.12		0.11		0.10
Net Realized and Unrealized Gain (Loss) on Investments	2.34	5.88	4.96		4.00		4.72

Total From Investment Operations	2.62	6.04	5.08		4.11		4.82
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.40)	(0.13)	(0.11)		(0.12)		(0.15)
Distributions from Realized Gains	(4.55)	(3.66)	(0.19)		—		—

Total Dividends and Distributions	(4.95)	(3.79)	(0.30)		(0.12)		(0.15)

Net Asset Value, End of Period	$22.42	$24.75	$22.50		$17.72		$13.73

Total Return(c)	9.23%	30.38%	29.12%		30.20%		54.15%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$198,887	$183,123	$143,454		$99,833		$66,242
Ratio of Expenses to Average Net Assets	1.26%	1.27%	1.33%		1.30%		1.33%
Ratio of Gross Expenses to Average Net Assets	—	—	1.33	%(e)	1.31	%(f)	1.33	%(f)
Ratio of Net Investment Income to Average Net Assets	1.14%	0.71%	0.63%		0.75%		1.00%
Portfolio Turnover Rate	120.6%	143.3%	132.3%		140.6%		128.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	See “Dividends and Distributions to Shareholders” in Notes to Financial Statements.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Excludes expense reimbursement from Manager.

(e)	Expense ratio without custodian credits.

(f)	Expense ratio without commission rebates and custodian credits.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007		2006	2005	2004		2003
LargeCap Blend Account
Class 1 shares
Net Asset Value, Beginning of Period	$12.46		$11.19	$10.73	$10.37		$8.43
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12		0.13	0.10	0.13		0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.55		1.56	0.40	0.92		1.90

Total From Investment Operations	0.67		1.69	0.50	1.05		2.00
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)		(0.08)	—	(0.11)		(0.06)
Distributions from Realized Gains	(0.45)		(0.34)	(0.04)	(0.58)		—

Total Dividends and Distributions	(0.54)		(0.42)	(0.04)	(0.69)		(0.06)

Net Asset Value, End of Period	$12.59		$12.46	$11.19	$10.73		$10.37

Total Return(b)	5.21%		15.72%	4.74%	10.36%		23.76%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$271,426		$202,369	$135,072	$90,751		$54,632
Ratio of Expenses to Average Net Assets	0.74%		0.76%	0.78%	0.76%		0.80%
Ratio of Gross Expenses to Average Net Assets(c)	—		—	—	0.78	%(d)	0.83	%(d)
Ratio of Net Investment Income to Average Net Assets	0.96%		1.09%	0.96%	1.23%		1.08%
Portfolio Turnover Rate	80.0	%(e)	50.7%	44.1%	75.6%		56.2%

	2007(f)
LargeCap Blend Account
Class 2 shares
Net Asset Value, Beginning of Period	$12.42
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.59

Total From Investment Operations	0.68
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.06)
Distributions from Realized Gains	(0.45)

Total Dividends and Distributions	(0.51)

Net Asset Value, End of Period	$12.59

Total Return(b)	5.28	%(g)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,727
Ratio of Expenses to Average Net Assets(h)	0.99	%(i)
Ratio of Net Investment Income to Average Net Assets	0.69	%(i)
Portfolio Turnover Rate	80.0	%(e),(i)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Excludes expense reimbursement from Manager.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT Growth & Income Fund.

(f)	Period from January 9, 2007 through December 31, 2007. Class 2 shares recognized $.01 per share of net investment income and incurred a net realized and unrealized gain of $.08 per share from January 3, 2007 through January 8, 2007.

(g)	Total return amounts have not been annualized.

(h)	Reflects Manager’s contractual expense limit.

(i)	Computed on an annualized basis.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004	2003
LargeCap Stock Index Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.44	$9.16	$8.77	$8.06	$6.35
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.19	0.16	0.13	0.14	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.35	1.25	0.26	0.70	1.70

Total From Investment Operations	0.54	1.41	0.39	0.84	1.80
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.13)	—	(0.13)	(0.09)

Total Dividends and Distributions	(0.15)	(0.13)	—	(0.13)	(0.09)

Net Asset Value, End of Period	$10.83	$10.44	$9.16	$8.77	$8.06

Total Return(b)	5.15%	15.57%	4.47%	10.39%	28.32%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$195,489	$221,327	$179,143	$158,237	$118,638
Ratio of Expenses to Average Net Assets	0.26%	0.26%	0.38%	0.37%	0.39%
Ratio of Gross Expenses to Average Net Assets(c)	—	—	0.38%	0.37%	0.39%
Ratio of Net Investment Income to Average Net Assets	1.73%	1.68%	1.52%	1.64%	1.42%
Portfolio Turnover Rate	12.7%	12.5%	13.1%	20.5%	15.7%

	2007	2006	2005	2004		2003
LargeCap Value Account
Class 1 shares
Net Asset Value, Beginning of Period	$14.65	$12.45	$11.88	$10.80		$8.52
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.28	0.23	0.18	0.19		0.16
Net Realized and Unrealized Gain (Loss) on Investments	(0.75)	2.38	0.46	1.22		2.23

Total From Investment Operations	(0.47)	2.61	0.64	1.41		2.39
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)	(0.15)	—	(0.16)		(0.11)
Distributions from Realized Gains	(0.52)	(0.26)	(0.07)	(0.17)		—

Total Dividends and Distributions	(0.71)	(0.41)	(0.07)	(0.33)		(0.11)

Net Asset Value, End of Period	$13.47	$14.65	$12.45	$11.88		$10.80

Total Return(b)	(3.71)%	21.55%	5.44%	13.09%		28.05%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$221,684	$200,745	$122,221	$80,721		$47,221
Ratio of Expenses to Average Net Assets	0.75%	0.76%	0.77%	0.75%		0.74%
Ratio of Gross Expenses to Average Net Assets(c)	—	—	—	0.76	%(d)	0.79	%(d)
Ratio of Net Investment Income to Average Net Assets	1.94%	1.77%	1.52%	1.65%		1.77%
Portfolio Turnover Rate	21.0%	21.5%	19.7%	23.2%		17.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Excludes expense reimbursement from Manager.

(d)	Expense ratio without commission rebates.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004		2003
MidCap Account
Class 1 shares
Net Asset Value, Beginning of Period	$42.26	$42.54	$39.63	$37.56		$28.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.21	0.27	0.45	0.39		0.35
Net Realized and Unrealized Gain (Loss) on Investments	3.96	5.11	3.12	6.05		9.01

Total From Investment Operations	4.17	5.38	3.57	6.44		9.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)	(0.46)	—	(0.39)		(0.34)
Distributions from Realized Gains	(4.10)	(5.20)	(0.66)	(3.98)		—

Total Dividends and Distributions	(4.38)	(5.66)	(0.66)	(4.37)		(0.34)

Net Asset Value, End of Period	$42.05	$42.26	$42.54	$39.63		$37.56

Total Return(b)	9.45%	14.23%	9.21%	17.76%		32.81%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$472,587	$457,649	$420,812	$395,304		$334,204
Ratio of Expenses to Average Net Assets	0.56%	0.57%	0.58%	0.59%		0.61%
Ratio of Gross Expenses to Average Net Assets	—	—	—	0.59	%(c)	0.61	%(c)
Ratio of Net Investment Income to Average Net Assets	0.49%	0.68%	1.13%	1.02%		1.09%
Portfolio Turnover Rate	28.0%	40.8%	49.9%	38.9%		44.9%

	2007	2006	2005	2004		2003
MidCap Growth Account
Class 1 shares
Net Asset Value, Beginning of Period	$11.95	$11.19	$9.84	$8.80		$6.26
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.01	0.01	(0.02)	(0.03)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.33	1.06	1.37	1.07		2.57

Total From Investment Operations	1.34	1.07	1.35	1.04		2.54
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	—	—	—		—
Distributions from Realized Gains	(1.67)	(0.31)	—	—		—

Total Dividends and Distributions	(1.68)	(0.31)	—	—		—

Net Asset Value, End of Period	$11.61	$11.95	$11.19	$9.84		$8.80

Total Return(b)	10.78%	9.65%	13.72%	11.82%		40.58%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$79,882	$74,846	$68,471	$59,674		$54,288
Ratio of Expenses to Average Net Assets	0.91%	0.92%	0.92%	0.86%		0.91%
Ratio of Gross Expenses to Average Net Assets	—	—	—	0.92	%(c)	0.94	%(c)
Ratio of Net Investment Income to Average Net Assets	0.09%	0.12%	(0.15)%	(0.30)%		(0.39)%
Portfolio Turnover Rate	108.1%	136.2%	97.0%	47.7%		67.5%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Expense ratio without commission rebates.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
MidCap Stock Account
Class 1 shares
Net Asset Value, Beginning of Period	$17.73	$17.34		$16.44		$14.63		$11.49
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.19	0.14		0.27		0.08		0.06
Net Realized and Unrealized Gain (Loss) on Investments	(1.33)	2.49		1.84		2.03		3.12

Total From Investment Operations	(1.14)	2.63		2.11		2.11		3.18
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)	(0.32)		(0.08)		(0.05)		(0.04)
Distributions from Realized Gains	(1.20)	(1.92)		(1.13)		(0.25)		—

Total Dividends and Distributions	(1.37)	(2.24)		(1.21)		(0.30)		(0.04)

Net Asset Value, End of Period	$15.22	$17.73		$17.34		$16.44		$14.63

Total Return(b)	(7.86)%	16.88%		13.39%		14.59%		27.73%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$67,168	$103,824		$103,543		$108,347		$84,408
Ratio of Expenses to Average Net Assets(c)	0.75%	0.80%		0.81%		0.81%		0.83%
Ratio of Gross Expenses to Average Net Assets	—	0.80	%(d)	0.81	%(d)	0.81	%(d)	0.83	%(d)
Ratio of Net Investment Income to Average Net Assets	1.10%	0.80%		1.62%		0.54%		0.47%
Portfolio Turnover Rate	26.9%	14.0%		27.0%		32.0%		37.0%

	2007	2006		2005		2004		2003
MidCap Stock Account
Class 2 shares
Net Asset Value, Beginning of Period	$17.60	$17.24		$16.36		$14.58		$11.46
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.16	0.09		0.22		0.04		0.03
Net Realized and Unrealized Gain (Loss) on Investments	(1.34)	2.47		1.84		2.02		3.11

Total From Investment Operations	(1.18)	2.56		2.06		2.06		3.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.28)		(0.05)		(0.03)		(0.02)
Distributions from Realized Gains	(1.20)	(1.92)		(1.13)		(0.25)		—

Total Dividends and Distributions	(1.32)	(2.20)		(1.18)		(0.28)		(0.02)

Net Asset Value, End of Period	$15.10	$17.60		$17.24		$16.36		$14.58

Total Return(b)	(8.10)%	16.56%		13.12%		14.28%		27.45%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,426	$11,788		$7,692		$6,080		$3,725
Ratio of Expenses to Average Net Assets(c)	1.00%	1.05%		1.06%		1.06%		1.08%
Ratio of Gross Expenses to Average Net Assets	—	1.05	%(d)	1.06	%(d)	1.06	%(d)	1.08	%(d)
Ratio of Net Investment Income to Average Net Assets	0.90%	0.55%		1.37%		0.29%		0.22%
Portfolio Turnover Rate	26.9%	14.0%		27.0%		32.0%		37.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without custodian credits.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004		2003
MidCap Value Account
Class 1 shares
Net Asset Value, Beginning of Period	$16.77	$16.57	$15.38	$14.13		$10.48
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12	0.12	0.05	0.02		0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.10)	1.91	1.53	3.10		3.81

Total From Investment Operations	0.02	2.03	1.58	3.12		3.82
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.04)	—	(0.01)		(0.01)
Distributions from Realized Gains	(1.45)	(1.79)	(0.39)	(1.86)		(0.16)

Total Dividends and Distributions	(1.56)	(1.83)	(0.39)	(1.87)		(0.17)

Net Asset Value, End of Period	$15.23	$16.77	$16.57	$15.38		$14.13

Total Return(b)	(1.04)%	13.27%	10.55%	22.67%		36.49%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$150,918	$142,116	$112,437	$78,166		$52,054
Ratio of Expenses to Average Net Assets	1.06%	1.06%	1.07%	1.05%		1.05%
Ratio of Gross Expenses to Average Net Assets	—	—	—	1.08	%(c)	1.08	%(c)
Ratio of Net Investment Income to Average Net Assets	0.73%	0.78%	0.32%	0.11%		0.11%
Portfolio Turnover Rate	146.7%	150.6%	90.6%	59.2%		55.5%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Expense ratio without commission rebates.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004	2003
Money Market Account
Class 1 shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.05	0.03	0.01	0.01

Total From Investment Operations	0.05	0.05	0.03	0.01	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.05)	(0.03)	(0.01)	(0.01)

Total Dividends and Distributions	(0.05)	(0.05)	(0.03)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(b)	4.94%	4.67%	2.69%	0.92%	0.74%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$272,347	$180,210	$150,653	$140,553	$151,545
Ratio of Expenses to Average Net Assets(c)	0.47%	0.49%	0.61%	0.49%	0.49%
Ratio of Net Investment Income to Average Net Assets	4.81%	4.59%	2.66%	0.91%	0.74%

	2007(d)
Money Market Account
Class 2 shares
Net Asset Value, Beginning of Period	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04

Total From Investment Operations	0.04
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)

Total Dividends and Distributions	(0.04)

Net Asset Value, End of Period	$1.00

Total Return(b)	4.59	%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,646
Ratio of Expenses to Average Net Assets(c)	0.72	%(f)
Ratio of Net Investment Income to Average Net Assets	4.56	%(f)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Period from January 8, 2007, date operations commenced, through December 31, 2007.

(e)	Total return amounts have not been annualized.

(f)	Computed on an annualized basis.

Financial Highlights
Principal Variable Contracts Fund, INC.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
Mortgage Securities Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.41	$10.47		$10.71		$10.75		$11.05
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.49	0.47		0.46		0.45		0.46
Net Realized and Unrealized Gain (Loss) on Investments	0.16	(0.03)		(0.22)		(0.06)		(0.23)

Total From Investment Operations	0.65	0.44		0.24		0.39		0.23
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.57)	(0.50)		(0.48)		(0.43)		(0.53)

Total Dividends and Distributions	(0.57)	(0.50)		(0.48)		(0.43)		(0.53)

Net Asset Value, End of Period	$10.49	$10.41		$10.47		$10.71		$10.75

Total Return(b)	6.58%	4.45%		2.27%		3.78%		2.14%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$226,615	$259,054		$266,902		$263,816		$204,193
Ratio of Expenses to Average Net Assets(c)	0.50%	0.53%		0.54%		0.54%		0.56%
Ratio of Gross Expenses to Average Net Assets	—	0.53	%(d)	0.54	%(d)	0.54	%(d)	0.56	%(d)
Ratio of Net Investment Income to Average Net Assets	4.73%	4.54%		4.39%		4.21%		4.26%
Portfolio Turnover Rate	6.2%	16.0%		33.0%		28.0%		46.0%

	2007	2006		2005		2004		2003
Mortgage Securities Account
Class 2 shares
Net Asset Value, Beginning of Period	$10.39	$10.43		$10.66		$10.70		$11.02
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.46	0.44		0.43		0.42		0.44
Net Realized and Unrealized Gain (Loss) on Investments	0.17	(0.02)		(0.22)		(0.06)		(0.23)

Total From Investment Operations	0.63	0.42		0.21		0.36		0.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.55)	(0.46)		(0.44)		(0.40)		(0.53)

Total Dividends and Distributions	(0.55)	(0.46)		(0.44)		(0.40)		(0.53)

Net Asset Value, End of Period	$10.47	$10.39		$10.43		$10.66		$10.70

Total Return(b)	6.21%	4.22%		2.02%		3.59%		1.87%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,322	$5,041		$8,742		$12,757		$16,323
Ratio of Expenses to Average Net Assets(c)	0.75%	0.78%		0.79%		0.79%		0.81%
Ratio of Gross Expenses to Average Net Assets	—	0.78	%(d)	0.79	%(d)	0.79	%(d)	0.81	%(d)
Ratio of Net Investment Income to Average Net Assets	4.47%	4.29%		4.14%		3.96%		4.01%
Portfolio Turnover Rate	6.2%	16.0%		33.0%		28.0%		46.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without custodian credits.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004(a)
Principal LifeTime 2010 Account
Class 1 shares
Net Asset Value, Beginning of Period	$12.76	$11.37	$10.84	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.67	0.25	0.02	0.11
Net Realized and Unrealized Gain (Loss) on Investments	(0.19)	1.15	0.59	0.82

Total From Investment Operations	0.48	1.40	0.61	0.93
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.16)	(0.01)	(0.01)	(0.09)
Distributions from Realized Gains	(0.14)	—	(0.07)	—

Total Dividends and Distributions	(0.30)	(0.01)	(0.08)	(0.09)

Net Asset Value, End of Period	$12.94	$12.76	$11.37	$10.84

Total Return(c)	3.74%	12.30%	5.70%	9.31	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$44,891	$26,936	$12,930	$11
Ratio of Expenses to Average Net Assets(e)	0.13%	0.16%	0.16%	0.16	%(f)
Ratio of Gross Expenses to Average Net Assets(e),(g)	—	0.16%	0.20%	10.02	%(f)
Ratio of Net Investment Income to Average Net Assets	5.13%	2.09%	0.22%	3.21	%(f)
Portfolio Turnover Rate	67.0%	31.5%	4.3%	3.0	%(f)

	2007	2006	2005	2004(a)
Principal LifeTime 2020 Account
Class 1 shares
Net Asset Value, Beginning of Period	$13.37	$11.61	$10.97	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.71	0.15	(0.01)	0.13
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	1.61	0.75	0.93

Total From Investment Operations	0.65	1.76	0.74	1.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	—	(0.02)	(0.09)
Distributions from Realized Gains	(0.09)	—	(0.08)	—

Total Dividends and Distributions	(0.16)	—	(0.10)	(0.09)

Net Asset Value, End of Period	$13.86	$13.37	$11.61	$10.97

Total Return(c)	4.87%	15.16%	6.77%	10.62	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$179,244	$98,599	$26,753	$15
Ratio of Expenses to Average Net Assets(e)	0.12%	0.13%	0.13%	0.13	%(f)
Ratio of Gross Expenses to Average Net Assets(e),(g)	—	0.14%	0.16%	8.72	%(f)
Ratio of Net Investment Income to Average Net Assets	5.12%	1.23%	(0.10)%	3.65	%(f)
Portfolio Turnover Rate	60.3%	13.2%	3.1%	2.6	%(f)

(a)	Period from August 30, 2004, date operations commenced, through December 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Total return amounts have not been annualized.

(e)	Does not include expenses of the investment companies in which the Account invests.

(f)	Computed on an annualized basis.

(g)	Excludes expense reimbursement from Manager.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004(a)
Principal LifeTime 2030 Account
Class 1 shares
Net Asset Value, Beginning of Period	$13.35	$11.63	$10.97	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.71	0.12	0.01	0.30
Net Realized and Unrealized Gain (Loss) on Investments	0.09	1.60	0.73	0.76

Total From Investment Operations	0.80	1.72	0.74	1.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.06)	—	(0.02)	(0.09)
Distributions from Realized Gains	(0.10)	—	(0.06)	—

Total Dividends and Distributions	(0.16)	—	(0.08)	(0.09)

Net Asset Value, End of Period	$13.99	$13.35	$11.63	$10.97

Total Return(c)	5.97%	14.83%	6.76%	10.60	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$31,304	$15,224	$3,918	$151
Ratio of Expenses to Average Net Assets(e)	0.13%	0.16%	0.16%	0.16	%(f)
Ratio of Gross Expenses to Average Net Assets(e),(g)	—	0.21%	0.38%	2.14	%(f)
Ratio of Net Investment Income to Average Net Assets	5.11%	0.95%	0.08%	8.58	%(f)
Portfolio Turnover Rate	66.7%	37.8%	11.5%	4.8	%(f)

	2007	2006	2005	2004(a)
Principal LifeTime 2040 Account
Class 1 shares
Net Asset Value, Beginning of Period	$13.60	$11.82	$11.09	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.75	0.11	0.01	0.19
Net Realized and Unrealized Gain (Loss) on Investments	0.14	1.67	0.79	0.99

Total From Investment Operations	0.89	1.78	0.80	1.18
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	—	(0.02)	(0.09)
Distributions from Realized Gains	(0.07)	—	(0.05)	—

Total Dividends and Distributions	(0.12)	—	(0.07)	(0.09)

Net Asset Value, End of Period	$14.37	$13.60	$11.82	$11.09

Total Return(c)	6.54%	15.13%	7.27%	11.78	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$16,244	$7,256	$1,893	$147
Ratio of Expenses to Average Net Assets(e)	0.13%	0.13%	0.13%	0.14	%(f)
Ratio of Gross Expenses to Average Net Assets(e),(g)	—	0.32%	0.56%	1.47	%(f)
Ratio of Net Investment Income to Average Net Assets	5.27%	0.83%	0.12%	5.35	%(f)
Portfolio Turnover Rate	72.7%	29.8%	18.2%	9.4	%(f)

(a)	Period from August 30, 2004, date operations commenced, through December 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Total return amounts have not been annualized.

(e)	Does not include expenses of the investment companies in which the Account invests.

(f)	Computed on an annualized basis.

(g)	Excludes expense reimbursement from Manager.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004(a)
Principal LifeTime 2050 Account
Class 1 shares
Net Asset Value, Beginning of Period	$13.68	$11.85	$11.09	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.73	0.08	0.01	0.11
Net Realized and Unrealized Gain (Loss) on Investments	0.18	1.75	0.82	1.06

Total From Investment Operations	0.91	1.83	0.83	1.17
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	—	(0.02)	(0.08)
Distributions from Realized Gains	(0.08)	—	(0.05)	—

Total Dividends and Distributions	(0.11)	—	(0.07)	(0.08)

Net Asset Value, End of Period	$14.48	$13.68	$11.85	$11.09

Total Return(c)	6.62%	15.49%	7.56%	11.74	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,500	$5,210	$1,160	$88
Ratio of Expenses to Average Net Assets(e)	0.12%	0.12%	0.12%	0.13	%(f)
Ratio of Gross Expenses to Average Net Assets(e),(g)	—	0.44%	1.11%	1.49	%(f)
Ratio of Net Investment Income to Average Net Assets	5.06%	0.63%	0.11%	3.04	%(f)
Portfolio Turnover Rate	93.1%	36.4%	4.2%	13.0	%(f)

	2007	2006	2005	2004(a)
Principal LifeTime Strategic Income Account
Class 1 shares
Net Asset Value, Beginning of Period	$12.15	$11.05	$10.68	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.61	0.27	0.06	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(0.36)	0.86	0.46	0.65

Total From Investment Operations	0.25	1.13	0.52	0.77
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)	(0.02)	(0.03)	(0.09)
Distributions from Realized Gains	(0.11)	(0.01)	(0.12)	—

Total Dividends and Distributions	(0.28)	(0.03)	(0.15)	(0.09)

Net Asset Value, End of Period	$12.12	$12.15	$11.05	$10.68

Total Return(c)	2.12%	10.26%	4.96%	7.66	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$21,210	$12,655	$5,463	$11
Ratio of Expenses to Average Net Assets(e)	0.13%	0.14%	0.14%	0.14	%(f)
Ratio of Gross Expenses to Average Net Assets(e),(g)	—	0.21%	0.27%	10.09	%(f)
Ratio of Net Investment Income to Average Net Assets	5.03%	2.36%	0.60%	3.30	%(f)
Portfolio Turnover Rate	54.4%	20.9%	8.4%	2.9	%(f)

(a)	Period from August 30, 2004, date operations commenced, through December 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Total return amounts have not been annualized.

(e)	Does not include expenses of the investment companies in which the Account invests.

(f)	Computed on an annualized basis.

(g)	Excludes expense reimbursement from Manager.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007		2006	2005	2004		2003
Real Estate Securities Account
Class 1 shares
Net Asset Value, Beginning of Period	$26.09		$20.51	$17.88	$14.90		$11.24
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.35		0.23	0.40	0.39		0.49
Net Realized and Unrealized Gain (Loss) on Investments	(4.45)		6.84	2.39	4.66		3.87

Total From Investment Operations	(4.10)		7.07	2.79	5.05		4.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.20)		(0.39)	—	(0.35)		(0.42)
Distributions from Realized Gains	(2.73)		(1.10)	(0.16)	(1.72)		(0.28)

Total Dividends and Distributions	(2.93)		(1.49)	(0.16)	(2.07)		(0.70)

Net Asset Value, End of Period	$19.06		$26.09	$20.51	$17.88		$14.90

Total Return(b)	(17.69)%		36.61%	15.85%	34.53%		38.91%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$204,752		$255,955	$178,922	$146,022		$93,018
Ratio of Expenses to Average Net Assets(c)	0.86%		0.87%	0.89%	0.90%		0.91%
Ratio of Gross Expenses to Average Net Assets	—		—	—	0.90	%(d)	0.92	%(d)
Ratio of Net Investment Income to Average Net Assets	1.51%		1.01%	2.16%	2.37%		3.83%
Portfolio Turnover Rate	81.3	%(e)	35.8%	23.6%	58.8%		53.9%

	2007(f)
Real Estate Securities Account
Class 2 shares
Net Asset Value, Beginning of Period	$25.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(4.00)

Total From Investment Operations	(3.73)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)
Distributions from Realized Gains	(2.73)

Total Dividends and Distributions	(2.86)

Net Asset Value, End of Period	$19.06

Total Return(b)	(16.50	)%(g)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,441
Ratio of Expenses to Average Net Assets(c)	1.11	%(h)
Ratio of Net Investment Income to Average Net Assets	1.17	%(h)
Portfolio Turnover Rate	81.3	%(e),(h)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT REIT Fund.

(f)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized loss of $.05 per share from January 3, 2007 through January 8, 2007.

(g)	Total return amounts have not been annualized.

(h)	Computed on an annualized basis.

Financial Highlights
Principal Variable Contracts Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
SAM Balanced Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$18.09	$16.72		$16.08		$14.88		$12.42
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.64	0.41		0.36		0.32		0.33
Net Realized and Unrealized Gain (Loss) on Investments	0.92	1.33		0.59		1.16		2.46

Total From Investment Operations	1.56	1.74		0.95		1.48		2.79
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.48)	(0.37)		(0.31)		(0.28)		(0.33)

Total Dividends and Distributions	(0.48)	(0.37)		(0.31)		(0.28)		(0.33)

Net Asset Value, End of Period	$19.17	$18.09		$16.72		$16.08		$14.88

Total Return(b)	8.67%	10.61%		6.01%		10.12%		22.74%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$481,245	$507,193		$462,438		$467,076		$419,273
Ratio of Expenses to Average Net Assets(c),(d)	0.23%	0.27%		0.28%		0.28%		0.29%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.27	%(e)	0.28	%(e)	0.28	%(e)	0.29	%(e)
Ratio of Net Investment Income to Average Net Assets	3.40%	2.39%		2.26%		2.13%		2.50%
Portfolio Turnover Rate	42.1%	11.0%		4.0%		4.0%		7.0%

	2007	2006		2005		2004		2003
SAM Balanced Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$17.97	$16.61		$15.99		$14.82		$12.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.58	0.37		0.32		0.28		0.30
Net Realized and Unrealized Gain (Loss) on Investments	0.92	1.32		0.58		1.16		2.45

Total From Investment Operations	1.50	1.69		0.90		1.44		2.75
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.43)	(0.33)		(0.28)		(0.27)		(0.32)

Total Dividends and Distributions	(0.43)	(0.33)		(0.28)		(0.27)		(0.32)

Net Asset Value, End of Period	$19.04	$17.97		$16.61		$15.99		$14.82

Total Return(b)	8.39%	10.38%		5.72%		9.83%		22.46%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$212,465	$224,203		$198,280		$164,802		$91,631
Ratio of Expenses to Average Net Assets(c),(d)	0.48%	0.52%		0.53%		0.53%		0.54%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.52	%(e)	0.53	%(e)	0.53	%(e)	0.54	%(e)
Ratio of Net Investment Income to Average Net Assets	3.13%	2.14%		2.01%		1.88%		2.25%
Portfolio Turnover Rate	42.1%	11.0%		4.0%		4.0%		7.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Expense ratio without custodian credits.

Financial Highlights
Principal Variable Contracts Fund, inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
SAM Conservative Balanced Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$12.74	$12.07		$11.82		$11.15		$9.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.52	0.39		0.35		0.34		0.36
Net Realized and Unrealized Gain (Loss) on Investments	0.43	0.64		0.18		0.56		1.29

Total From Investment Operations	0.95	1.03		0.53		0.90		1.65
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.45)	(0.33)		(0.28)		(0.23)		(0.23)
Distributions from Realized Gains	(0.17)	(0.03)		—		—		—

Total Dividends and Distributions	(0.62)	(0.36)		(0.28)		(0.23)		(0.23)

Net Asset Value, End of Period	$13.07	$12.74		$12.07		$11.82		$11.15

Total Return(b)	7.55%	8.83%		4.59%		8.21%		17.09%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$50,531	$43,249		$43,818		$40,458		$31,600
Ratio of Expenses to Average Net Assets(c),(d)	0.24%	0.33%		0.38%		0.33%		0.31%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.33	%(e)	0.38	%(e)	0.33	%(e)	0.36	%(e)
Ratio of Net Investment Income to Average Net Assets	4.05%	3.22%		3.00%		3.02%		3.48%
Portfolio Turnover Rate	45.0%	11.0%		4.0%		1.0%		6.0%

	2007	2006		2005		2004		2003
SAM Conservative Balanced Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$12.64	$11.98		$11.75		$11.11		$9.71
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.49	0.36		0.32		0.31		0.33
Net Realized and Unrealized Gain (Loss) on Investments	0.43	0.64		0.17		0.55		1.29

Total From Investment Operations	0.92	1.00		0.49		0.86		1.62
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.42)	(0.31)		(0.26)		(0.22)		(0.22)
Distributions from Realized Gains	(0.17)	(0.03)		—		—		—

Total Dividends and Distributions	(0.59)	(0.34)		(0.26)		(0.22)		(0.22)

Net Asset Value, End of Period	$12.97	$12.64		$11.98		$11.75		$11.11
Total Return(b)	7.34%	8.50%		4.37%		7.88%		16.83%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$29,194	$32,716		$29,984		$20,845		$9,128
Ratio of Expenses to Average Net Assets(c),(d)	0.49%	0.58%		0.63%		0.58%		0.56%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.58	%(e)	0.63	%(e)	0.58	%(e)	0.61	%(e)
Ratio of Net Investment Income to Average Net Assets	3.85%	2.97%		2.75%		2.77%		3.23%
Portfolio Turnover Rate	45.0%	11.0%		4.0%		1.0%		6.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Expense ratio without custodian credits.

Financial Highlights
Principal Variable Contracts Fund, inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
SAM Conservative Growth Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$19.70	$17.85		$16.89		$15.32		$12.16
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.57	0.28		0.25		0.21		0.23
Net Realized and Unrealized Gain (Loss) on Investments	1.26	1.86		0.93		1.58		3.23

Total From Investment Operations	1.83	2.14		1.18		1.79		3.46
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.35)	(0.29)		(0.22)		(0.22)		(0.30)

Total Dividends and Distributions	(0.35)	(0.29)		(0.22)		(0.22)		(0.30)

Net Asset Value, End of Period	$21.18	$19.70		$17.85		$16.89		$15.32

Total Return(b)	9.29%	12.20%		7.04%		11.78%		28.74%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$251,682	$284,083		$293,378		$303,584		$284,165
Ratio of Expenses to Average Net Assets(c),(d)	0.23%	0.28%		0.29%		0.28%		0.30%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.28	%(e)	0.29	%(e)	0.28	%(e)	0.30	%(e)
Ratio of Net Investment Income to Average Net Assets	2.74%	1.50%		1.47%		1.36%		1.75%
Portfolio Turnover Rate	46.8%	8.0%		9.0%		10.0%		11.0%

	2007	2006		2005		2004		2003
SAM Conservative Growth Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$19.56	$17.73		$16.80		$15.25		$12.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.51	0.23		0.21		0.17		0.20
Net Realized and Unrealized Gain (Loss) on Investments	1.26	1.86		0.91		1.58		3.20

Total From Investment Operations	1.77	2.09		1.12		1.75		3.40
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)	(0.26)		(0.19)		(0.20)		(0.28)

Total Dividends and Distributions	(0.30)	(0.26)		(0.19)		(0.20)		(0.28)

Net Asset Value, End of Period	$21.03	$19.56		$17.73		$16.80		$15.25

Total Return(b)	9.04%	11.95%		6.71%		11.58%		28.36%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$129,346	$124,555		$94,662		$73,830		$40,576
Ratio of Expenses to Average Net Assets(c),(d)	0.48%	0.53%		0.54%		0.53%		0.55%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.53	%(e)	0.54	%(e)	0.53	%(e)	0.55	%(e)
Ratio of Net Investment Income to Average Net Assets	2.47%	1.25%		1.22%		1.11%		1.50%
Portfolio Turnover Rate	46.8%	8.0%		9.0%		10.0%		11.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Expense ratio without custodian credits.

Financial Highlights
Principal Variable Contracts Fund, inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
SAM Flexible Income Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$14.42	$14.08		$14.10		$13.71		$12.41
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.67	0.56		0.52		0.51		0.56
Net Realized and Unrealized Gain (Loss) on Investments	0.18	0.36		(0.05)		0.35		1.08

Total From Investment Operations	0.85	0.92		0.47		0.86		1.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.69)	(0.57)		(0.47)		(0.47)		(0.34)
Distributions from Realized Gains	(0.22)	(0.01)		(0.02)		—		—

Total Dividends and Distributions	(0.91)	(0.58)		(0.49)		(0.47)		(0.34)

Net Asset Value, End of Period	$14.36	$14.42		$14.08		$14.10		$13.71

Total Return(b)	6.09%	6.84%		3.41%		6.47%		13.30%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$113,970	$126,456		$143,367		$149,055		$143,283
Ratio of Expenses to Average Net Assets(c),(d)	0.24%	0.29%		0.30%		0.28%		0.30%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.29	%(e)	0.30	%(e)	0.28	%(e)	0.30	%(e)
Ratio of Net Investment Income to Average Net Assets	4.66%	3.99%		3.74%		3.67%		4.33%
Portfolio Turnover Rate	28.4%	6.0%		5.0%		5.0%		4.0%

	2007	2006		2005		2004		2003
SAM Flexible Income Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$14.32	$13.98		$14.02		$13.65		$12.38
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.63	0.53		0.49		0.47		0.53
Net Realized and Unrealized Gain (Loss) on Investments	0.19	0.36		(0.07)		0.36		1.07

Total From Investment Operations	0.82	0.89		0.42		0.83		1.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.66)	(0.54)		(0.44)		(0.46)		(0.33)
Distributions from Realized Gains	(0.22)	(0.01)		(0.02)		—		—

Total Dividends and Distributions	(0.88)	(0.55)		(0.46)		(0.46)		(0.33)

Net Asset Value, End of Period	$14.26	$14.32		$13.98		$14.02		$13.65

Total Return(b)	5.86%	6.61%		3.09%		6.24%		13.02%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$53,025	$63,097		$79,487		$67,752		$34,501
Ratio of Expenses to Average Net Assets(c),(d)	0.49%	0.54%		0.55%		0.53%		0.55%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.54	%(e)	0.55	%(e)	0.53	%(e)	0.55	%(e)
Ratio of Net Investment Income to Average Net Assets	4.39%	3.74%		3.49%		3.42%		4.08%
Portfolio Turnover Rate	28.4%	6.0%		5.0%		5.0%		4.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Expense ratio without custodian credits.

Financial Highlights
Principal Variable Contracts Fund, inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
SAM Strategic Growth Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$22.07	$19.74		$18.45		$16.46		$12.55
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.55	0.23		0.19		0.14		0.14
Net Realized and Unrealized Gain (Loss) on Investments	1.57	2.32		1.22		1.96		3.98

Total From Investment Operations	2.12	2.55		1.41		2.10		4.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)	(0.22)		(0.12)		(0.11)		(0.21)

Total Dividends and Distributions	(0.28)	(0.22)		(0.12)		(0.11)		(0.21)

Net Asset Value, End of Period	$23.91	$22.07		$19.74		$18.45		$16.46

Total Return(b)	9.61%	13.06%		7.71%		12.83%		33.07%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$150,975	$146,789		$136,966		$130,069		$105,077
Ratio of Expenses to Average Net Assets(c),(d)	0.24%	0.29%		0.31%		0.29%		0.31%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.29	%(e)	0.31	%(e)	0.29	%(e)	0.31	%(e)
Ratio of Net Investment Income to Average Net Assets	2.34%	1.10%		1.01%		0.80%		0.99%
Portfolio Turnover Rate	45.7%	7.0%		9.0%		4.0%		9.0%

	2007	2006		2005		2004		2003
SAM Strategic Growth Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$21.95	$19.64		$18.38		$16.42		$12.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.47	0.17		0.14		0.09		0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.57	2.32		1.22		1.97		3.98

Total From Investment Operations	2.04	2.49		1.36		2.06		4.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.22)	(0.18)		(0.10)		(0.10)		(0.20)

Total Dividends and Distributions	(0.22)	(0.18)		(0.10)		(0.10)		(0.20)

Net Asset Value, End of Period	$23.77	$21.95		$19.64		$18.38		$16.42

Total Return(b)	9.34%	12.77%		7.47%		12.54%		32.76%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$80,715	$69,965		$48,413		$34,129		$14,766
Ratio of Expenses to Average Net Assets(c),(d)	0.49%	0.54%		0.56%		0.54%		0.56%
Ratio of Gross Expenses to Average Net Assets(d)	—	0.54	%(e)	0.56	%(e)	0.54	%(e)	0.56	%(e)
Ratio of Net Investment Income to Average Net Assets	2.04%	0.85%		0.76%		0.55%		0.74%
Portfolio Turnover Rate	45.7%	7.0%		9.0%		4.0%		9.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Expense ratio without custodian credits.

Financial Highlights
Principal Variable Contracts Fund, inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004	2003(a)
Short-Term Bond Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.28	$10.11	$10.12	$9.99	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.52	0.45	0.33	0.25	0.13
Net Realized and Unrealized Gain (Loss) on Investments	(0.21)	(0.01)	(0.15)	(0.12)	(0.05)

Total From Investment Operations	0.31	0.44	0.18	0.13	0.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.27)	(0.19)	—	(0.09)

Total Dividends and Distributions	(0.36)	(0.27)	(0.19)	—	(0.09)

Net Asset Value, End of Period	$10.23	$10.28	$10.11	$10.12	$9.99

Total Return(c)	3.07%	4.44%	1.80%	1.30%	0.78	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$156,830	$120,364	$83,822	$56,241	$20,552
Ratio of Expenses to Average Net Assets	0.49%	0.64%	0.57%	0.53%	0.57	%(e)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)	N/A	0.52%	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(f)	—	—	—	—	0.57	%(e)
Ratio of Net Investment Income to Average Net Assets	5.08%	4.51%	3.26%	2.53%	2.15	%(e)
Portfolio Turnover Rate	37.9%	43.8%	74.3%	34.8%	5.0	%(e)

(a)	Period from May 1, 2003, date operations commenced, through December 31, 2003.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d)	Total return amounts have not been annualized.

(e)	Computed on an annualized basis.

(f)	Excludes expense reimbursement from Manager.

Financial Highlights
Principal Variable Contracts Fund, inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
Short-Term Income Account
Class 1 shares
Net Asset Value, Beginning of Period	$2.52	$2.52		$2.58		$2.63		$2.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11	0.11		0.10		0.10		0.11
Net Realized and Unrealized Gain (Loss) on Investments	—	—		(0.06)		(0.05)		0.04

Total From Investment Operations	0.11	0.11		0.04		0.05		0.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.11)		(0.10)		(0.10)		(0.17)

Total Dividends and Distributions	(0.13)	(0.11)		(0.10)		(0.10)		(0.17)

Net Asset Value, End of Period	$2.50	$2.52		$2.52		$2.58		$2.63

Total Return(b)	4.50%	4.59%		1.64%		2.07%		5.52%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$76,165	$42,466		$47,221		$48,574		$46,628
Ratio of Expenses to Average Net Assets(c)	0.50%	0.61%		0.60%		0.61%		0.63%
Ratio of Gross Expenses to Average Net Assets	—	0.61	%(d)	0.60	%(d)	0.61	%(d)	0.63	%(d)
Ratio of Net Investment Income to Average Net Assets	4.56%	4.30%		4.01%		3.74%		4.31%
Portfolio Turnover Rate	46.8%	13.0%		22.0%		17.0%		38.0%

	2007	2006		2005		2004		2003
Short-Term Income Account
Class 2 shares
Net Asset Value, Beginning of Period	$2.51	$2.51		$2.56		$2.62		$2.64
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11	0.10		0.09		0.09		0.10
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)	—		(0.05)		(0.05)		0.04

Total From Investment Operations	0.10	0.10		0.04		0.04		0.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.10)		(0.09)		(0.10)		(0.16)

Total Dividends and Distributions	(0.12)	(0.10)		(0.09)		(0.10)		(0.16)

Net Asset Value, End of Period	$2.49	$2.51		$2.51		$2.56		$2.62

Total Return(b)	4.24%	4.24%		1.76%		1.60%		5.46%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,386	$3,221		$5,156		$7,096		$6,157
Ratio of Expenses to Average Net Assets(c)	0.75%	0.86%		0.85%		0.86%		0.88%
Ratio of Gross Expenses to Average Net Assets	—	0.86	%(d)	0.85	%(d)	0.86	%(d)	0.88	%(d)
Ratio of Net Investment Income to Average Net Assets	4.33%	4.05%		3.76%		3.49%		4.06%
Portfolio Turnover Rate	46.8%	13.0%		22.0%		17.0%		38.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without custodian credits.

Financial Highlights
Principal Variable Contracts Fund, inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006	2005	2004		2003
SmallCap Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.78	$10.22	$9.55	$7.97		$5.83
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.03	0.02	—		0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.24	1.23	0.65	1.58		2.14

Total From Investment Operations	0.28	1.26	0.67	1.58		2.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.02)	—	—		(0.01)
Distributions from Realized Gains	(1.21)	(0.68)	—	—		—

Total Dividends and Distributions	(1.24)	(0.70)	—	—		(0.01)

Net Asset Value, End of Period	$9.82	$10.78	$10.22	$9.55		$7.97

Total Return(b)	1.65%	12.70%	7.04%	19.82%		36.82%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$92,456	$103,131	$94,476	$85,115		$65,285
Ratio of Expenses to Average Net Assets	0.86%	0.87%	0.88%	0.86%		0.95%
Ratio of Gross Expenses to Average Net Assets	—	—	—	0.86	%(c)	0.95	%(c)
Ratio of Net Investment Income to Average Net Assets	0.34%	0.32%	0.17%	0.03%		0.09%
Portfolio Turnover Rate	53.9%	132.3%	125.8%	188.7%		162.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Expense ratio without commission rebates.

Financial Highlights
Principal Variable Contracts Fund, inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007		2006	2005	2004		2003
SmallCap Growth Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.81		$9.92	$9.30	$8.36		$5.74
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.07)		(0.06)	(0.07)	(0.06)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.61		0.95	0.69	1.00		2.66

Total From Investment Operations	0.54		0.89	0.62	0.94		2.62

Net Asset Value, End of Period	$11.35		$10.81	$9.92	$9.30		$8.36

Total Return(b)	5.00%		8.97%	6.67%	11.24%		45.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$103,626		$73,327	$66,656	$63,453		$55,628
Ratio of Expenses to Average Net Assets(c)	1.01%		1.02%	1.05%	0.99%		0.99%
Ratio of Gross Expenses to Average Net Assets	—		—	—	1.01	%(d)	1.02	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.59)%		(0.62)%	(0.77)%	(0.70)%		(0.64)%
Portfolio Turnover Rate	86.5	%(e)	77.6%	68.2%	43.3%		54.1%

	2007(f)
SmallCap Growth Account
Class 2 shares
Net Asset Value, Beginning of Period	$10.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	0.70

Total From Investment Operations	0.60

Net Asset Value, End of Period	$11.32

Total Return(b)	5.60	%(g)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,968
Ratio of Expenses to Average Net Assets(c)	1.26	%(h)
Ratio of Net Investment Income to Average Net Assets	(0.84	)%(h)
Portfolio Turnover Rate	86.5	%(e),(h)

(a)	Calculated based on average shares outstanding during the period. (b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT SmallCap Growth Fund.

(f)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.07 per share from January 3, 2007 through January 8, 2007.

(g)	Total return amounts have not been annualized.

(h)	Computed on an annualized basis.

Financial Highlights
Principal Variable Contracts Fund, inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007		2006	2005	2004		2003
SmallCap Value Account
Class 1 shares
Net Asset Value, Beginning of Period	$18.66		$17.61	$16.83	$15.04		$10.30
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13		0.09	0.07	0.03		0.06
Net Realized and Unrealized Gain (Loss) on Investments	(1.68)		2.98	0.96	3.37		5.14

Total From Investment Operations	(1.55)		3.07	1.03	3.40		5.20
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)		(0.06)	(0.01)	(0.03)		(0.05)
Distributions from Realized Gains	(1.35)		(1.96)	(0.24)	(1.58)		(0.41)

Total Dividends and Distributions	(1.42)		(2.02)	(0.25)	(1.61)		(0.46)

Net Asset Value, End of Period	$15.69		$18.66	$17.61	$16.83		$15.04

Total Return(b)	(9.52)%		18.64%	6.22%	23.08%		50.61%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$178,698		$171,973	$132,035	$107,206		$82,135
Ratio of Expenses to Average Net Assets(c)	1.01%		1.11%	1.13%	1.12%		1.16%
Ratio of Gross Expenses to Average Net Assets	—		—	—	1.13	%(d)	1.18	%(d)
Ratio of Net Investment Income to Average Net Assets	0.71%		0.49%	0.38%	0.21%		0.50%
Portfolio Turnover Rate	55.0	%(e)	49.0%	45.3%	38.0%		54.0%

	2007(f)
SmallCap Value Account
Class 2 shares
Net Asset Value, Beginning of Period	$18.41
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.08
Net Realized and Unrealized Gain (Loss) on Investments	(1.43)

Total From Investment Operations	(1.35)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)
Distributions from Realized Gains	(1.35)

Total Dividends and Distributions	(1.38)

Net Asset Value, End of Period	$15.68

Total Return(b)	(8.51	)%(g)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$237
Ratio of Expenses to Average Net Assets(c)	1.26	%(h)
Ratio of Net Investment Income to Average Net Assets	0.48	%(h)
Portfolio Turnover Rate	55.0% (e),(h)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT SmallCap Value Fund.

(f)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.09 per share from January 3, 2007 through January 8, 2007.

(g)	Total return amounts have not been annualized.

(h)	Computed on an annualized basis.

Financial Highlights
Principal Variable Contracts Fund, inc.
Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2007	2006		2005		2004		2003
West Coast Equity Account
Class 1 shares
Net Asset Value, Beginning of Period	$24.06	$22.04		$20.45		$18.14		$12.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.15		0.13		0.16		0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.89	2.45		1.61		2.20		5.43

Total From Investment Operations	2.09	2.60		1.74		2.36		5.49
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.12)		(0.15)		(0.05)		(0.04)
Distributions from Realized Gains	(0.84)	(0.46)		—		—		—

Total Dividends and Distributions	(1.02)	(0.58)		(0.15)		(0.05)		(0.04)

Net Asset Value, End of Period	$25.13	$24.06		$22.04		$20.45		$18.14

Total Return(b)	8.73%	12.03%		8.57%		13.03%		43.35%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$128,486	$152,592		$130,071		$119,371		$105,160
Ratio of Expenses to Average Net Assets(c)	0.63%	0.67%		0.68%		0.69%		0.71%
Ratio of Gross Expenses to Average Net Assets	—	0.67	%(d)	0.68	%(d)	0.69	%(d)	0.71	%(d)
Ratio of Net Investment Income to Average Net Assets	0.81%	0.66%		0.62%		0.87%		0.42%
Portfolio Turnover Rate	16.6%	18.0%		18.0%		17.0%		16.0%

	2007	2006		2005		2004		2003
West Coast Equity Account
Class 2 shares
Net Asset Value, Beginning of Period	$23.91	$21.92		$20.35		$18.08		$12.67
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.10		0.08		0.11		0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.89	2.43		1.60		2.19		5.41

Total From Investment Operations	2.02	2.53		1.68		2.30		5.43
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.08)		(0.11)		(0.03)		(0.02)
Distributions from Realized Gains	(0.84)	(0.46)		—		—		—

Total Dividends and Distributions	(0.96)	(0.54)		(0.11)		(0.03)		(0.02)

Net Asset Value, End of Period	$24.97	$23.91		$21.92		$20.35		$18.08

Total Return(b)	8.46%	11.75%		8.30%		12.72%		42.93%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,662	$16,954		$10,823		$8,270		$5,202
Ratio of Expenses to Average Net Assets(c)	0.88%	0.92%		0.93%		0.94%		0.96%
Ratio of Gross Expenses to Average Net Assets	—	0.92	%(d)	0.93	%(d)	0.94	%(d)	0.96	%(d)
Ratio of Net Investment Income to Average Net Assets	0.55%	0.41%		0.37%		0.62%		0.17%
Portfolio Turnover Rate	16.6%	18.0%		18.0%		17.0%		16.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c)	Reflects Manager’s contractual expense limit.

(d)	Expense ratio without custodian credits.

APPENDIX A

SUMMARY OF PRINCIPAL RISKS

The value of your investment in an Account changes with the value of the investments held by that Account. Many factors affect that value, and it is possible that you may lose money by investing in the Accounts. Factors that may adversely affect a particular Account as a whole are called “principal risks.” The principal risks of investing in the Accounts are stated above as to each Account in the Account’s description. Each of these risks is summarized below. The first four risks described below - liquidity risk, management risk, market risk, and securities lending risk - apply to all the Accounts (except that liquidity risk and securities lending risk do not apply to the Money market Account). The remaining risks apply to certain of the Accounts as described previously. Additional information about the Accounts, their investments, and the related risks is located under “Certain Investment Strategies and Related Risks” and in the Statement of Additional Information.

Risks Common to All of the Accounts

Liquidity Risk
An Account is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the account’s ability to sell particular securities or close derivative positions at an advantageous price. Accounts with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. This risk applies to all Accounts except the Money Market Account.

Management Risk
Each of the Accounts is actively managed by its investment advisor or sub-advisor(s). The performance of an Account that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the Account’s investment objective. If the advisor’s or sub-advisor(s)’ strategies do not perform as expected, an Account could underperform other mutual funds with similar investment objectives or lose money.

Market Risk
The value of an Account’s portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Account’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the Account.

Securities Lending Risk
The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Additional Risks Applicable to Certain Accounts

Active Trading Risk
An Account that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the Account’s brokerage costs, accelerate the realization of taxable gains and adversely impact fund performance.

Credit and Counterparty Risk
The issuer or guarantor of a fixed income security or other obligation, counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities may be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Principal Variable Contracts Fund	APPENDIX A 155

Derivatives Risk
Derivatives are investments whose values depend on or are derived from other securities or indices. An Account’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered riskier than direct investments and, in a down market, could become harder to value or sell at a fair price.

Emerging Market Risk
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

Equity Securities Risk
Equity securities include common, preferred and convertible preferred stocks, and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by an Account could decline if the financial condition of the companies in which the Account invests decline or if overall market and economic conditions deteriorate.

Eurodollar and Yankee Obligations Risk
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

Exchange Rate Risk
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of an Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Accounts are authorized to enter into certain foreign currency exchange transactions. In addition, the Accounts’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Fixed-Income Securities Risk
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after an Account has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Account’s investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an Account may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Foreign Securities Risk
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect an Account’s investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting,

156 APPENDIX A	Principal Variable Contracts Fund

and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

Geographic Concentration Risk
Accounts that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

Growth Stock Risk
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. An Account’s strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

High Yield Securities Risk
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or “junk bonds.” While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

Initial Public Offerings (“IPOs”) Risk
There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. An Account cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

Market Segment Risk
Accounts are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:

•	Mid Cap: Account’s strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
•	Large Cap: Account’s strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
•	Small Cap: Account’s strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

Mid Cap Stock Risk
Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

Municipal Securities Risk
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of Accounts investing in such securities. Accounts that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state’s tax authority) to be taxable, in which event the value of such Accounts’ investments would likely decline.

Principal Variable Contracts Fund	APPENDIX A 157

Non-Diversification Risk
An Account that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified Accounts. The less diversified an Account’s holdings are, the more a specific stock’s poor performance is likely to affect the Account’s performance.

Portfolio Duration Risk
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Prepayment Risk
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of an Account.

Real Estate Securities Risk
Real estate investment trusts (“REITs”) or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:

•	may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s)),
•	may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments),
•	are subject to cash flow dependency and defaults by borrowers, and
•	could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.

Sector Risk
When an Account’s investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Accounts concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. An Account that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and others factors affecting that industry or sector.

Small Company Risk
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Underlying Fund Risk
The Principal LifeTime Accounts and the Strategic Asset Management (“SAM”) Portfolios operate as funds of funds and invest principally in underlying funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. In addition,

158 APPENDIX A	Principal Variable Contracts Fund

when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expenses for that fund.

Principal is the advisor to the Principal LifeTime Accounts, SAM Portfolios, and each of the underlying funds. Principal Global Investors, LLC (“PGI”) is Sub-Advisor to the Principal LifeTime Accounts and Edge Asset Management, Inc. (“Edge”) is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the underlying Accounts. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

The following tables show the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Accounts as of December 31, 2007.

PRINCIPAL LIFETIME ACCOUNTS

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Account	Account	Account	Account	Account	Account	Total
Bond Account	2.60%	7.81%	0.76%	0.19%	0.04%	1.98%	13.38%
Capital Value Account	0.41	2.01	0.44	0.26	0.16	0.12	3.40
Disciplined LargeCap Blend Fund	0.12	0.58	0.11	0.06	0.03	0.02	0.92
Equity Growth Account	0.62	3.25	0.66	0.41	0.25	0.11	5.30
Growth Account	0.47	2.30	0.49	0.28	0.18	0.10	3.82
High Yield Fund	0.20	1.12	0.22	0.12	0.07	—	1.73
Inflation Protection Fund	0.33	—	—	—	—	0.56	0.89
International Emerging Markets Fund	0.08	0.43	0.09	0.05	0.03	—	0.68
International Growth Fund	0.16	0.84	0.17	0.09	0.06	0.03	1.35
LargeCap Value Account	0.49	2.56	0.51	0.32	0.19	0.15	4.22
Partners International Fund	0.11	0.55	0.11	0.06	0.04	0.03	0.90
Partners LargeCap Blend Fund I	0.24	1.13	0.21	0.12	0.07	0.05	1.82
Partners LargeCap Value Fund I	0.11	0.56	0.11	0.07	0.04	—	0.89
Partners MidCap Growth Fund	—	0.34	0.07	0.04	0.02	—	0.47
Partners MidCap Value Fund I	—	0.22	0.05	0.03	0.02	—	0.32
Partners SmallCap Growth Fund I	—	—	0.18	0.12	0.09	—	0.39
Partners SmallCap Growth Fund III	0.19	0.96	0.14	0.08	0.05	—	1.42
Preferred Securities Fund	0.25	0.85	0.12	0.05	0.02	0.12	1.41
Real Estate Securities Account	1.25	4.23	0.61	0.27	0.17	0.45	6.98
SmallCap S&P 600 Index Fund	0.21	0.76	0.08	0.04	0.02	0.07	1.18
SmallCap Value Account	—	—	0.17	0.12	0.09	—	0.38
SmallCap Value Fund	0.12	0.61	0.09	0.05	0.03	—	0.90
Ultra Short Bond Fund	0.74	—	—	—	—	1.24	1.98

Principal Variable Contracts Fund	APPENDIX A 159

The table below shows the percentage of outstanding shares of the Underlying Funds owned by the Portfolios as of December 31, 2007:

SAM PORTFOLIOS

		SAM	SAM	SAM	SAM
	SAM	Conservative	Conservative	Flexible	Strategic
	Balanced	Balanced	Growth	Income	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Total
Disciplined LargeCap Blend Fund	1.61%	0.12%	1.17%	0.24%	0.94%	4.08%
Diversified International Account	8.35	0.65	6.47	0.86	4.39	20.72
Equity Income Account I	15.30	1.15	10.98	1.42	7.40	36.25
High Yield Fund II	1.78	0.30	0.61	0.64	0.53	3.86
Growth Account	22.33	1.61	17.13	2.12	10.75	53.94
Income Account	39.67	7.45	9.33	19.97	—	76.42
International Emerging Markets Account	6.04	0.50	4.65	0.61	3.14	14.94
MidCap Stock Account	25.36	2.27	22.57	4.12	16.83	71.15
Money Market Account	2.52	0.30	1.16	0.62	0.80	5.40
Mortgage Securities Account	48.71	8.78	11.79	20.41	—	89.69
Partners LargeCap Growth Fund II	2.42	0.18	1.32	0.29	1.08	5.29
Preferred Securities Fund	1.80	0.25	0.50	0.56	—	3.11
Real Estate Securities Account	6.33	0.51	5.21	0.61	3.12	15.78
Short-Term Income Account	42.75	7.46	8.87	25.54	2.91	87.53
SmallCap Growth Account	9.56	0.73	7.06	1.06	4.74	23.15
SmallCap Value Account	3.82	0.22	3.25	0.46	2.63	10.38
West Coast Equity Account	21.71	1.78	17.23	1.40	12.92	55.04

U.S. Government Securities Risk
U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of an Account’s securities do not affect interest income on securities already held by the Account but are reflected in the Account’s price per share. Since the magnitude of these fluctuations generally is greater at times when an Account’s average maturity is longer, under certain market conditions an Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. Government Sponsored Securities Risk
An Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk
An Account’s investments in value stocks carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. An Account’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

160 APPENDIX A	Principal Variable Contracts Fund

APPENDIX B

DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance table included in the prospectus provides performance information of an index and an average of the performance of a group of mutual funds with a similar investment objective and management style. These are described in this appendix. An investment cannot be made directly in the index and the index’s performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index.

Citigroup Broad Market (BMI) Global ex-Us Index is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US $100 million and above.

Citigroup Broad Investment-Grade Bond Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, and includes institutionally traded U.S. Treasury, government-sponsored, mortgage-backed, asset-backed, and investment-grade securities.

Citigroup Broad Investment-Grade Credit 1-3 Years Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, with maturities between 1 and 3 years. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

CITI Group Extended Market Index (EMI) World ex-US is an unmanaged index of the stock returns of the smallest 20% of companies of each individual country included in the index.

Citigroup Mortgage Index represents the mortgage-backed securities component of Citigroup’s Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), and Federal Home Loan Mortgage Corporation (“FHLMC”)) pass-through securities as well as FNMA and FHLMC balloon mortgages.

Lehman Brothers Aggregate Bond Index is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Lehman Brothers Mutual Fund 1-3 Government/Credit Bond Index represents a combination of the Government and Corporate Bond indices with maturities between one and three years.

Lehman Brothers Government/Mortgage Index is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities (MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC.

Lehman Brothers U.S. Treasury Bellwethers 3 Month Index is composed of public obligations of the U.S. Treasury with a maturity of three months.

Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Ex-Us is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the US.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, And Far East) Index is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.

Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) Index is an unmanaged index that measures the stock returns of companies in 26 developing countries.

Principal Variable Contracts Fund	APPENDIX B 161

Morgan Stanley Capital International (MSCI) US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Morningstar Conservative Allocation Category Average is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Diversified Emerging Markets Category Average is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.

Morningstar Foreign Large Blend Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.

Morningstar Foreign Small/Mid Growth Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in small- and mid-sized international stocks that are growth-oriented. Small-cap and mid-cap stocks have market capitalizations less than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.

Morningstar Intermediate Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.

Morningstar Intermediate-Term Bond Category Average is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.

Morningstar Large Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Large Value Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.

Morningstar Mid-Cap Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Mid-Cap Growth Category Average is an average of net asset value (NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Mid-Cap Value Category Average is an average of net asset value (NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

Morningstar Moderate Allocation Category Average is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Short-Term Bond Category Average is an average of net asset value (NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.

Morningstar Short Government Category Average. Short-government portfolios have at least 90% of their bond holdings in bonds backed by the U.S. government or by government-linked agencies. This backing minimizes the

162 APPENDIX B	Principal Variable Contracts Fund

credit risk of these portfolios, as the U.S. government is unlikely to default on its debt. These portfolios have durations between one and 3.5 years (or, if duration is unavailable, average effective maturities between one and four years), so they have relatively less sensitivity to interest rates, and thus low risk potential.

Morningstar Small Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.

Morningstar Small Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Small Value Category Average is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

Morningstar Specialty - Real Estate Category Average is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.

Morningstar Target Date Category portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Principal LifeTime 2010 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2010 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2020 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2020 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2030 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2030 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2040 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2040 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2050 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2050 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime Strategic Income Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime Strategic Income portfolio.

Russell 1000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.

Russell 1000 Value Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.

Russell 2000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.

Principal Variable Contracts Fund	APPENDIX B 163

Russell 2000 Index is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.

Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Index is an unmanaged index that is the combination of Russell 1000 Index and the Russell 2000 Index.

Russell Midcap Index is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.

Russell Midcap Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.

S&P Midcap 400 Index is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

S&P 500 Stock Index (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.

S&P 500/Citigroup Value Index is a float-adjusted market-capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum. Until December 16, 2005, when Standard & Poor’s changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.

©2008 Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

164 APPENDIX B	Principal Variable Contracts Fund

APPENDIX C

Description of Bond Ratings:

Moody’s Investors Service, Inc. Rating Definitions:

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generate rating category.

SHORT-TERM NOTES: The four ratings of Moody’s for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes “best quality, enjoying strong protection from established cash flows.” MIG 2 denotes “high quality” with “ample margins of protection.” MIG 3 notes are of “favorable quality...but lacking the undeniable strength of the preceding grades.” MIG 4 notes are of “adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative.”

Description of Moody’s Commercial Paper Ratings:

Moody’s Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Principal Variable Contracts Fund, Inc.	APPENDIX C 165

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s Corporation’s Debt Ratings:

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.

AAA:	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA:	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A:	Debt rated “A” has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB:	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC:	Debt rated “BB,” “B,” “CCC,” and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating “C” is reserved for income bonds on which no interest is being paid.

D:	Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears.

166 APPENDIX C	Principal Variable Contracts Fund, Inc.

Plus (+) or Minus (−): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s, Commercial Paper Ratings

A Standard & Poor’s Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:	Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.
A-1:	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a “+” designation.
A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”
A-3:	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.
B:	Issues rated “B” are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.
C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor’s rates notes with a maturity of less than three years as follows:

SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a “+” designation.
SP-2:	A satisfactory capacity to pay principal and interest.
SP-3:	A speculative capacity to pay principal and interest.

Principal Variable Contracts Fund, Inc.	APPENDIX C 167

ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated April 30, 2008, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semi-annual reports can be obtained free of charge by writing Principal Funds, P.O. Box 8024, Boston, MA 02266-8024. In addition, the Fund makes its annual and semi-annual reports and Statement of Additional Information available, free of charge, on www.PrincipalFunds.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-852-4450.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.

Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Variable Contracts Fund, Inc. SEC File 811-01944

168 ADDITIONAL INFORMATION	Principal Variable Contracts Fund

PRINCIPAL VARIABLE CONTRACTS FUND, INC.
Effective May 17, 2008, the Fund is changing its name to
Principal Variable Contracts Funds, Inc.

(THE “FUND”)

Statement of Additional Information

The audited financial statements, schedules of investments and auditor’s report included in the Fund’s Annual Report to Shareholders, for the fiscal year ended December 31, 2007 are hereby incorporated by reference into and are legally a part of this SAI.

dated April 30, 2008

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund’s prospectuses. The Fund’s prospectuses, dated April 30, 2008, which we may amend from time to time, contain the basic information you should know before investing in the Fund. You should read this SAI together with the Fund’s prospectus.

For a free copy of the current prospectus or a semi-annual or annual report, call 1-800-852-4450 or write:

Principal Variable Contracts Fund, Inc.
P. O. Box 8024
Boston, MA 02266-8024

2	Principal Variable Contracts Fund, Inc.

FUND HISTORY

The Principal Variable Contracts Fund, Inc. (the “Fund”) is a registered, open-end management investment company, commonly called a mutual fund. It was organized on May 27, 1997 as a Maryland corporation. The Articles of Incorporation have been amended as follows:

•	February 13, 1998 to add the International SmallCap, MidCap Growth, Real Estate, SmallCap, SmallCap Growth, SmallCap Value, and Utilities Accounts.
•	February 1, 1999 to add the MidCap Value and Stock Index 500 Accounts.
•	July 27, 2000 to add the International Emerging Markets, LargeCap Growth Equity, and MidCap Growth Equity Accounts and change the name of the Stock Index 500 Account to the LargeCap Stock Index Account.
•	May 1, 2001 to change the name of the Aggressive Growth Account to the Equity Growth Account.
•	February 1, 2002 to add the LargeCap Blend and LargeCap Value Accounts.
•	February 4, 2003 to add the Limited Term Bond Account.
•	March 1, 2004 to change the name of the Real Estate Account to Real Estate Securities Account and the Utilities Account to the Equity Income Account.
•	October 12, 2004 to add the Equity Value, LifeTime 2010, LifeTime 2020, LifeTime 2030, LifeTime 2040, LifeTime 2050, and LifeTime Strategic Income Accounts.
•	April 11, 2005 to change the name of the International Account to Diversified International Account.
•	September 30, 2005 to change the name of the Government Securities Account to Government & High Quality Bond Account and to change the name of the Limited Term Bond Account to Short-Term Bond Account.
•	October 2, 2006 to rename the existing share class of each series of the Corporation as Class 1 shares, to add Class 2 shares to the Diversified International, Growth, LargeCap Blend, Money Market, Real Estate Securities, SmallCap Growth, and SmallCap Value series; to add the Equity Income I, Income, MidCap Stock, Mortgage Securities, Short-Term Income, Strategic Asset Management Balanced Portfolio, Strategic Asset Management Conservative Balanced Portfolio, Strategic Asset Management Conservative Growth Portfolio, Strategic Asset Management Flexible Income Portfolio, Strategic Asset Management Strategic Growth Portfolio, and West Coast Equity series, to the Corporation, and add Class 1 and Class 2 shares for each such series.

Each of the Accounts offers Class 1 shares. The following Accounts also offer Class 2 shares:

Diversified International	Short-Term Income
Equity Income I	SmallCap Growth
Growth	SmallCap Value
Income	SAM Balanced Portfolio
LargeCap Blend	SAM Conservative Balanced Portfolio
MidCap Stock	SAM Conservative Growth Portfolio
Money Market	SAM Flexible Income Portfolio
Mortgage Securities	SAM Strategic Growth Portfolio
Real Estate Securities	West Coast Equity

Principal Variable Contracts Fund, Inc.	FUND HISTORY 3

DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS

Fund Policies
The investment objectives, investment strategies and the main risks of each Account are described in the Prospectus. This Statement of Additional Information contains supplemental information about those strategies and risks and the types of securities the Sub-Advisor can select for each Account. Additional information is also provided about the strategies that the Account may use to try to achieve its objective.

The composition of each Account and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. An Account is not required to use all of the investment techniques and strategies available to it in seeking its goals.

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.

The investment objective of each Account and, except as described below as “Fundamental Restrictions,” the investment strategies described in this Statement of Additional Information and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Account. The Investment Company Act of 1940, as amended, (“1940 Act”) provides that “a vote of a majority of the outstanding voting securities” of an Account means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Account shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of an Account will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.

With the exception of the diversification test required by the Internal Revenue Code, the Accounts will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in each Account’s prospectus or Statement of Additional Information.

Fund Investment Limitations

Fundamental Restrictions
Each of the following numbered restrictions for the Accounts and the Strategic Asset Management Portfolios is a matter of fundamental policy and may not be changed without shareholder approval. Except as noted below, each of the Accounts and Strategic Asset Management Portfolios may not:

1)	Issue senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

2)	Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

3)	Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

4)	Borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4 DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	Principal Variable Contracts Fund, Inc.

5)	Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

6)	Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Account. This restriction does not apply to the Principal LifeTime Accounts, the Strategic Asset Management Portfolios, or the Real Estate Securities Account.

7)	Act as an underwriter of securities, except to the extent that the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

8)	Concentrate its investments in any particular industry, except that the Account may invest up to 25% of the value of its total assets in a single industry, provided that, when the Account has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This restriction applies to the LargeCap Stock Index Account except to the extent that the related Index also is so concentrated. This restriction does not apply to the Real Estate Securities Account.

9)	Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

Non-Fundamental Restrictions
Each of the Accounts, except the Principal LifeTime Accounts and the Strategic Asset Management Portfolios, has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account’s present policy to:

1)	Invest more than 15% (10% in the case of the Money Market Account) of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.

2)	Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts, and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

3)	Invest in companies for the purpose of exercising control or management.

4)	Invest more than 25% of its assets in foreign securities, except that the Diversified International, International Emerging Markets, International SmallCap, and Money Market Accounts each may invest up to 100% of its assets in foreign securities. The LargeCap Stock Index Account may invest in foreign securities to the extent that the relevant index is so invested. The Government & High Quality Bond Account and Mortgage Securities Account may not invest in foreign securities.

5)	Invest more than 5% of its total assets in real estate limited partnership interests (except Real Estate Securities Account).

6)	Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.

Principal Variable Contracts Fund, Inc.	DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS 5

Each Account (except Asset Allocation, Balanced, Capital Value, Diversified International, Growth, Income, International Emerging Markets, and Short-Term Income) has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.

Each of the Principal LifeTime Accounts and Strategic Asset Management Portfolios has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account’s and each Strategic Asset Management Portfolio’s present policy to:

1)	Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.

2)	Invest in companies for the purpose of exercising control or management.

Investment Strategies and Risks
Restricted Securities
Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, an Account may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Account may be permitted to sell a security. If adverse market conditions were to develop during such a period, the Account might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Accounts (except the Money Market Account) has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities up to 15% of its net assets (or, in the case of the Money Market Account, 10%). The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.

Foreign Securities
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of an Account’s assets is not invested and is earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect an Account’s investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for

6 DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	Principal Variable Contracts Fund, Inc.

an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to an Account’s investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account’s portfolio. The Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;
•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	relatively new capital market structure or market-oriented economy;
•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•	restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Depositary Receipts
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Accounts that may invest in foreign securities may invest in:

•	American Depositary Receipts (“ADRs”) - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
•	European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Principal Variable Contracts Fund, Inc.	DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS 7

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.

Securities of Smaller Companies
The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Account that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of an Account that invests solely in larger company stocks.

Unseasoned Issuers
The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies’ growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures Contracts
The Accounts may each engage in the practices described under this heading.

•	Spread Transactions. Each Account may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Account the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Account does not own, but which is used as a benchmark. The risk to the Account in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Account against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in segregated accounts either with the Account’s custodian or on the Account’s records. The Accounts do not consider a security covered by a spread option to be “pledged” as that term is used in the Account’s policy limiting the pledging or mortgaging of assets.

•	Options on Securities and Securities Indices. Each Account may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Account invests. The Accounts may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities which the Account plans to purchase, or to generate additional revenue.

8 DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	Principal Variable Contracts Fund, Inc.

•	Writing Covered Call and Put Options. When an Account writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When an Account writes a put option, it gives the purchaser of the option the right to sell to the Account a specific security at a specified price at any time before the option expires. In both situations, the Account receives a premium from the purchaser of the option.

The premium received by an Account reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Account if the option expires unexercised or is closed out at a profit. By writing a call, an Account limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, an Account assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.

The Accounts write only covered options and comply with applicable regulatory and exchange cover requirements. The Accounts usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Account deposits and maintains with its custodian or segregates on the Account’s records, cash, or other liquid assets with a value at least equal to the exercise price of the option.

Once an Account has written an option, it may terminate its obligation before the option is exercised. The Account executes a closing transaction by purchasing an option of the same series as the option previously written. The Account has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

•	Purchasing Call and Put Options. When an Account purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Account is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

When an Account purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Account is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.

Once an Account purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Account has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

•	Options on Securities Indices. Each Account may purchase and sell put and call options on any securities index based on securities in which the Account may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Accounts engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When an Account writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

Principal Variable Contracts Fund, Inc.	DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS 9

•	Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Accounts generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If an Account is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If an Account is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. An Account’s ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.

•	Futures Contracts and Options on Futures Contracts. Each Account may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts, and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission. Through the purchase and sale of futures contracts and related options, an Account may seek to hedge against a decline in the value of securities owned by the Account or an increase in the price of securities that the Account plans to purchase. Each Account may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market. Each Account may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.

•	Futures Contracts. When an Account sells a futures contract based on a financial instrument, the Account is obligated to deliver that kind of instrument at a specified future time for a specified price. When an Account purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Account realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Accounts usually liquidate futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.

A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).

When an Account purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Account executes the transaction. When entering into a futures transaction, the Account does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option. Instead, the Account deposits an amount of cash or other liquid assets (generally about 5% of the futures contract amount) with its futures commission merchant. This amount is known as “intial margin.” In contrast to the use of margin account to purchase securities, the Account’s deposit of margin does not constitute the borrowing of money to finance the transaction in the futures contract. The initial margin represents a good faith deposit that helps assure the Account’s performance of the transaction. The futures commission merchant returns the inital margin to the Account upon termination of the futures contract if the Account has satisfied all its contractual obligations.

Subsequent payments to and from the futures commission merchant, known as “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as “marking to market.” The fluctuations make the long or short positions in the futures contract more or less valuable. If the

10 DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	Principal Variable Contracts Fund, Inc.

position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Account realizes a loss or gain.

In using futures contracts, the Account may seek to establish more certainly, than would otherwise be possible, the effective price of or rate of return on portfolio securities or securities that the Account proposes to acquire. An Account, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Account’s debt securities decline in value and thereby keeps the Account’s net asset value from declining as much as it otherwise would. An Account may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When an Account is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, an Account may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

•	Options on Futures Contracts. The Accounts may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if an Account anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.

If an Account purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Account is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.

When an Account writes an option on a futures contract, the premium paid by the purchaser is deposited with the Account’s custodian. The Account must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Account if the option is exercised.

•	Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. An Account’s successful use of futures contracts is subject to the ability of the Sub-Advisor to predict correctly the factors affecting the market values of the Account’s portfolio securities. For example, if an Account is hedged against the possibility of an increase in interest rates which would adversely

Principal Variable Contracts Fund, Inc.	DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS 11

affect debt securities held by the Account and the prices of those debt securities instead increases, the Account loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Account, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.

Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Account enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Account continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Account has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Account may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Account’s ability effectively to hedge its portfolio.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

•	Limitations on the Use of Futures and Options on Futures Contracts. Each Account intends to come within an exclusion from the definition of “commodity pool operator” provided by Commodity Futures Trading Commission regulations.

Each Account may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Account’s exposure to various currency, equity, or fixed-income markets. Each Account (other than Asset Allocation and Equity Growth) may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Account determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Account or which it expects to purchase. In pursuing traditional hedging activities, each Account may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Account owns. Each Account may purchase futures contracts or calls on futures contracts to protect the Account against an increase in the price of securities the Account intends to purchase before it is in a position to do so.

When an Account purchases a futures contract, or purchases a call option on a futures contract, it segregates portfolio assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its futures commission merchant equals the market value of the futures contract.

Forward Foreign Currency Exchange Contracts
The Accounts may, but are not obligated to, enter into forward foreign currency exchange contracts under various circumstances. Currency transactions include forward currency contracts, exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

12 DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	Principal Variable Contracts Fund, Inc.

The typical use of a forward contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency which an Account is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, an Account may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, an Account may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

An Account segregates assets consisting of foreign securities denominated in or exposed to the currency for which the Account has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to an Account if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that an Account is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to an Account if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Account has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country’s economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.

Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks
The Accounts may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, an Account purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause an Account to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, an Account may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to each Account’s limit on illiquid investments. While it is

Principal Variable Contracts Fund, Inc.	DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS 13

not possible to eliminate all risks from these transactions, it is the policy of the Account to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.

An Account may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash or appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction an Account sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Account pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Account enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Account, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to an Account generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

An Account’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Account.

An Account also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Account’s repurchase of the underlying security. An Account’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Account’s forward commitment to repurchase the subject security.

Real Estate Investment Trusts
Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are not diversified, are dependent upon management skill, are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

High-Yield/High-Risk Bonds
The Asset Allocation, Balanced, Bond, Equity Income I, Income, MidCap Stock, MidCap Value, Short-Term Bond, and West Coast Equity Accounts each may invest a portion of its assets in bonds that are rated below investment grade (i.e., bonds rated BB or lower by Standard & Poor’s Ratings Services or Ba or lower by Moody’s Investors Service, Inc.) (commonly known as “junk bonds”). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Account would experience a reduction in its income and could expect a decline in the market value of the bonds so

14 DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	Principal Variable Contracts Fund, Inc.

affected. The Asset Allocation, Balanced, Bond, Equity Income I, Government & High Quality Bond, Income, MidCap Stock, Short-Term Bond, Short-Term Income, and West Coast Equity Accounts may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Account has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities
The yield characteristics of the mortgage- and asset-backed securities in which the Asset Allocation, Balanced, Bond, Equity Income I, Government & High Quality Bond, Income, MidCap Stock, Mortgage Securities, Short-Term Bond, Short-Term Income, and West Coast Equity Accounts may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Account purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Account purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Account are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation (“CMO”) may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.

Swap Agreements and Options on Swap Agreements
Each Account (except Money Market Account) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent an Account may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Account may also enter into options on swap agreements (“swap options”).

An Account may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities an Account anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally

Principal Variable Contracts Fund, Inc.	DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS 15

calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with an Account’s investment objectives and general investment policies, certain of the Accounts may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, an Account will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, an Account may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, an Account may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, an Account may be required to pay a higher fee at each swap reset date.

An Account may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. An Account may be either the buyer or seller in a credit default swap transaction. If an Account is a buyer and no event of default occurs, the Account will lose its investment and recover nothing. However, if an event of default occurs, the Account (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, an Account receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Account (except Money Market Account) may write (sell) and purchase put and call swap options. Most swap agreements entered into by the Accounts would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, an Account’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). An Account’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Account) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Account’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Account’s investment restriction concerning senior securities. Each Account will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Account’s total assets.

Whether an Account’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Account’s Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, an Account bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Accounts will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Account’s Manager or Sub-Advisor. Certain restrictions imposed on the Accounts by the Internal Revenue Code may limit the Accounts’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible

16 DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	Principal Variable Contracts Fund, Inc.

that developments in the swaps market, including potential government regulation, could adversely affect an Account’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, an Account will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When an Account purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Account writes a swap option, upon exercise of the option the Account will become obligated according to the terms of the underlying agreement.

Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.

The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:

•	the frequency of trades and quotations,
•	the number of dealers and prospective purchasers in the marketplace,
•	dealer undertakings to make a market,
•	the nature of the security (including any demand or tender features), and
•	the nature of the marketplace for trades (including the ability to assign or offset a portfolio’s rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within each Account’s restriction on investments in illiquid securities.

For purposes of applying the Accounts’ investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the Accounts at market value. In the case of a credit default swap sold by an Account (i.e., where the Account is selling credit default protection), however, the Account will value the swap at its notional amount. The manner in which the Accounts value certain securities or other instruments for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Zero-coupon securities
The Accounts may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Securities Lending
All Accounts may lend their portfolio securities. None of the Accounts will lend its portfolio securities if as a result the aggregate of such loans made by the Account would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days’ notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Account and is maintained each business day. While such securities are on loan, the borrower pays the Account any income accruing thereon. The Account may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Account and its shareholders. An Account pays reasonable administrative, custodial, and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. An Account does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

Principal Variable Contracts Fund, Inc.	DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS 17

Short Sales
Each Account, other than the Principal LifeTime Accounts and the SAM Portfolios, may engage in “short sales against the box.” This technique involves selling either a security owned by the Account, or a security equivalent in kind and amount to the security sold short that the Account has the right to obtain, for delivery at a specified date in the future. An Account may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, an Account loses the opportunity to participate in the gain.

When-Issued, Delayed Delivery, and Forward Commitment Transactions
Each of the Accounts may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Account will segregate until the settlement date assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities an Account has committed to purchase prior to the time delivery of the securities is made, although an Account may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Account assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Account is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Account’s other investments. If the Account remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Account has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Account does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Account could miss a favorable price or yield opportunity or could suffer a loss. An Account may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Accounts may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Money Market Instruments/Temporary Defensive Position
The Money Market Account invests all of its available assets in money market instruments maturing in 397 days or less. In addition, all of the Accounts may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity, or in adverse market conditions. Following are descriptions of the types of money market instruments that the Accounts may purchase:

•	U.S. Government Securities – Securities issued or guaranteed by the U.S. government, including treasury bills, notes, and bonds.

•	U.S. Government Agency Securities – Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.

•	U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks, and Federal Intermediate Credit Banks.
•	U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

18 DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	Principal Variable Contracts Fund, Inc.

•	Bank Obligations – Certificates of deposit, time deposits and bankers’ acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Account may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose an Account to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. An Account only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. An Account considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Account. An Account may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.

A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, an Account occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers’ acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

•	Commercial Paper – Short-term promissory notes issued by U.S. or foreign corporations.

•	Short-term Corporate Debt – Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity.

•	Repurchase Agreements – Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.

•	Taxable Municipal Obligations – Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

The ratings of nationally recognized statistical rating organization (“NRSRO”), such as Moody’s Investor Services, Inc. (“Moody’s”) and Standard & Poor’s (“S&P”), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody’s and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.

Other Investment Companies
Each Account may invest in the securities of investment companies, subject to its fundamental and non-fundamental investment restrictions. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds (“ETFs”), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Certain

Principal Variable Contracts Fund, Inc.	DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS 19

types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves substantially the same risks as investing directly in the underlying instruments. In addition, ETFs involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments.

As a shareholder in an investment company, an Account would bear its ratable share of that entity’s expenses, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Account and its shareholders, in effect, will be absorbing two levels of fees with respect to investments in other investment companies.

Bank Loans (also known as Senior Floating Rate Interests)
The Bond Account and Short-Term Bond Account invest in bank loans. Bank loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur.

Industry Concentrations
Each of the Principal LifeTime Accounts and Strategic Asset Management Portfolios concentrate its investments in the mutual fund industry. Each of the other Accounts, except the Real Estate Securities Account, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The Real Estate Securities Account may hold more than 25% of its assets in securities of companies in the real estate industry. The LargeCap Stock Index Account may concentrate its investments in a particular industry only to the extent that the S&P 500 Index is concentrated.

For purposes of applying the SmallCap Growth Account (portion sub-advised by Emerald Advisers, Inc.) industry concentration restrictions, the Account uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O’Neil & Co., Incorporated. Each of the Accounts sub-advised by Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.) (“Edge”), and the portion of the SmallCap Growth Account sub-advised by UBS use the S&P Global Industry Classification Standards (GICS) sector and industry classifications. The Equity Value Account uses the industry groups of Morgan Stanley Capital International — Global Industry Classification Standard. The other Accounts use industry classifications based on the “Directory of Companies Filing Annual Reports with the Securities and Exchange Commission (“SEC”).” The Accounts interpret their policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry. For purposes of this restriction, mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the Accounts’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Accounts take the position that such securities do not represent interests in any particular “industry” or group of industries.

20 DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	Principal Variable Contracts Fund, Inc.

Portfolio Turnover
Portfolio turnover is a measure of how frequently a portfolio’s securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio’s purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.

Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio’s holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.

Higher portfolio turnover rates generally increase transaction costs that are expenses of the Account. Active trading may generate short-term gains (losses) for taxable shareholders.

The following Accounts had significant variation in portfolio turnover rates over the two most recently completed fiscal years:

•	Equity Value (2007 - 36.2%, 2006 - 11.0%): The Account experienced higher turnover in 2007 than in 2006 due to significant outflows from the fund that caused the sub-advisor to sell securities to raise cash.

•	Principal LifeTime 2010 (2007 - 67.0%, 2006 - 31.5%): The Account experienced higher turnover in 2007 than in 2006 due to changing some of the underlying funds in the PVC Principal LifeTime Accounts to be consistent with the underlying funds in the Principal Investors Fund, Inc. Principal LifeTime Funds.

•	Principal LifeTime 2020 (2007 - 60.3%, 2006 - 13.2%): The Account experienced higher turnover in 2007 than in 2006 due to changing some of the underlying funds in the PVC Principal LifeTime Accounts to be consistent with the underlying funds in the Principal Investors Fund, Inc. Principal LifeTime Funds.

•	Principal LifeTime 2040 (2007 - 79.7%, 2006 - 29.8%): The Account experienced higher turnover in 2007 than in 2006 due to changing some of the underlying funds in the PVC Principal LifeTime Accounts to be consistent with the underlying funds in the Principal Investors Fund, Inc. Principal LifeTime Funds.

•	Principal LifeTime 2050 (2007 - 93.1%, 2006 - 36.4%): The Account experienced higher turnover in 2007 than in 2006 due to changing some of the underlying funds in the PVC Principal LifeTime Accounts to be consistent with the underlying funds in the Principal Investors Fund, Inc. Principal LifeTime Funds.

•	Principal LifeTime Strategic Income (2007 - 54.4%, 2006 - 20.9%): The Account experienced higher turnover in 2007 than in 2006 due to changing some of the underlying funds in the PVC Principal LifeTime Accounts to be consistent with the underlying funds in the Principal Investors Fund, Inc. Principal LifeTime Funds.

•	Real Estate Securities Account (2007 - 81.3%, 2006 - 35.8%): The Account experienced higher portfolio turnover in 2007 than in 2006 because market conditions changed dramatically in 2007 (real estate stock prices were under pressure after several years of strong performance). The changed environment dictated an above average amount of portfolio repositioning.

•	Short-Term Income Account (2007 - 46.8%, 2006 - 13.0%): The Account experienced higher portfolio turnover in 2007 than in 2006 because of the reallocations within the Strategic Asset Management Portfolios.

•	SmallCap Account (2007 - 53.9%, 2006 - 132.2%): The Account experienced lower portfolio turnover in 2007 than in 2006 due to the Sub-Advisor’s selling of some of the larger small cap holdings.

•	Strategic Asset Management Balanced Portfolio (2007 - 42.1%, 2006 - 11.0%): The Portfolio experienced higher portfolio turnover in 2007 than in 2006 because of changes to the underlying fund composition and rebalancing of the portfolios.

Principal Variable Contracts Fund, Inc.	DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS 21

•	Strategic Asset Management Conservative Balanced Portfolio (2007 - 45.0%, 2006 - 11.0%): The Portfolio experienced higher portfolio turnover in 2007 than in 2006 because of changes to the underlying fund composition and rebalancing of the portfolios.

•	Strategic Asset Management Conservative Growth Portfolio (2007 - 46.8%, 2006 - 8.0%): The Portfolio experienced higher portfolio turnover in 2007 than in 2006 because of changes to the underlying fund composition and rebalancing of the portfolios.

•	Strategic Asset Management Flexible Income Portfolio (2007 - 28.4%, 2006 - 6.0%): The Portfolio experienced higher portfolio turnover in 2007 than in 2006 because of changes to the underlying fund composition and rebalancing of the portfolios.

•	Strategic Asset Management Strategic Growth Portfolio (2007 - 45.7%, 2006 - 7.0%): The Portfolio experienced higher portfolio turnover in 2007 than in 2006 because of changes to the underlying fund composition and rebalancing of the portfolios.

Closed Accounts
Principal Management Corporation (the “Manager”) may recommend to the Board, and the Board may elect, to close certain accounts to new investors or close certain accounts to new and existing investors. The Manager may make such a recommendation when an account approaches a size where additional investments in the Account have the potential to adversely impact Account performance and make it increasingly difficult to keep the Account fully invested in a manner consistent with its investment objective.

22 DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	Principal Variable Contracts Fund, Inc.

MANAGEMENT

Board of Directors
Under Maryland law, the Board of Directors of the Fund is responsible for overseeing the management of the Fund’s business and affairs. The Board meets several times during the year to fulfill this responsibility. Other than serving as Directors, most of the Board members have no affiliation with the Fund or its service providers. Each Director serves until a successor is duly qualified and elected.

Management Information
The following table presents certain information regarding the Directors of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors who are “interested persons” (as defined in the 1940 Act) of the Fund (the “Interested Directors”) and those Directors who are not interested persons of the Fund (the “Independent Directors”). All Directors serve as directors for each of the two investment companies (with a total of 112 portfolios) sponsored by Principal Life Insurance Company (“Principal Life”): the Fund and Principal Investors Fund, Inc. (collectively, the “Fund Complex”).

Each officer of the Fund holds the same position with respect to Principal Investors Fund, Inc.

Principal Variable Contracts Fund, Inc.	MANAGEMENT 23

The following directors are considered not to be “interested persons” as defined in the 1940 Act.

				Number
				of
				Portfolios
				in Fund	Other
				Complex	Directorships
Name, Address				Overseen	Held
and		Length of	Principal Occupation(s)	by	by
Year of Birth	Position(s) Held with Fund	Time Served	During Past 5 Years	Director	Director

Elizabeth Ballantine 711 High Street Des Moines, Iowa 50392 1948	Director Member Nominating and Governance Committee	Since 2004	Principal, EBA Associates (consulting and investments)	112	The McClatchy Company
Kristianne Blake 711 High Street Des Moines, Iowa 50392 1954	Director Member Operations Committee	Since 2007	President, Kristianne Gates Blake, P.S. (CPA specializing in personal financial and tax planning)	112	Avista Corporation; Russell Investment Company* Russell Investment Funds*
Craig Damos 711 High Street Des Moines, lowa 50392 1954	Director Member Operations Committee	Since 2008	CEO/President, Vertical Growth Officer, and CFO, The Weitz Company (general construction)	112	None
Richard W. Gilbert 711 High Street Des Moines, Iowa 50392 1940	Director Member Executive Committee Member Nominating and Governance Committee	Since 1997	President, Gilbert Communications, Inc. (management and advisory services)	112	Calamos Asset Management, Inc.
Mark A. Grimmett 711 High Street Des Moines, Iowa 50392 1960	Director Member Audit Committee	Since 2004	Executive Vice President and CFO, Merle Norman Cosmetics, Inc., (manufacturer and distributor of skin care products)	112	None
Fritz S. Hirsch 711 High Street Des Moines, Iowa 50392 1951	Director Member Audit Committee	Since 2005	President and CEO, Sassy, Inc. (manufacturer of infant and juvenile products)	112	None
William C. Kimball 711 High Street Des Moines, Iowa 50392 1947	Director Member Nominating and Governance Committee	Since 1999	Retired. Formerly, Chairman and CEO, Medicap Pharmacies, Inc. (chain of retail pharmacies)	112	Casey’s General Stores, Inc.
Barbara A. Lukavsky 711 High Street Des Moines, Iowa 50392 1940	Director Member Nominating and Governance Committee	Since 1997	President and CEO, Barbican Enterprises, Inc. (holding company for franchises in the cosmetics industry)	112	None
Daniel Pavelich 711 High Street Des Moines, Iowa 50392 1944	Director Member Audit Committee	Since 2007	Retired. Formerly, Chairman and CEO of BDO Seidman (tax, accounting and financial consulting services)	112	Catalytic Inc; Vaagen Bros. Lumber, Inc.

* The PIF Funds and the Funds of Russell Investment Funds and Russell Investment Company have one or more common sub-advisors.

24 MANAGEMENT	Principal Variable Contracts Fund, Inc.

The following directors are considered to be Interested Directors because they are affiliated persons of Principal Management Corporation (the “Manager”), Principal Funds Distributor, Inc. (the “Distributor”), the Fund’s principal underwriter, or Princor Financial Services Corporation (“Princor”), the Fund’s former principal underwriter.

				Number
				of
				Portfolios
				in Fund	Other
				Complex	Directorships
				Overseen	Held
Name, Address		Length of	Principal Occupation(s)	by	by
and Year of Birth	Position(s) Held with Fund	Time Served	During Past 5 Years	Director	Director

Ralph C. Eucher 711 High Street Des Moines, Iowa 50392 1952	Director Vice Chairman and Chief Executive Officer Member Executive Committee	Since 1999	Director and President, the Manager since 1999. Director, the Distributor since 2007. Director, Princor since 1999. President, Princor 1999-2005. Senior Vice President, Principal Life, since 2002. Prior thereto, Vice President.	112	None
William G. Papesh 711 High Street Des Moines, Iowa 50392 1943	Director Member Operations Committee	Since 2007	Retired December 2007. Prior thereto, President and CEO of WM Group of Funds; President and Director of Edge Asset Management, Inc.	112	None
Larry D. Zimpleman 711 High Street Des Moines, Iowa 50392 1951	Director Chairman of the Board Member Executive Committee	Since 2001	Chairman and Director, the Manager and Princor since 2001. President and Chief Operating Officer, Principal Life since 2006. President, Retirement and Investor Services, Principal Financial Group, Inc. 2003-2006. Executive Vice President, 2001-2003, and prior thereto, Senior Vice President, Principal Life	112	None

Officers of the Fund
The following table presents certain information regarding the officers of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors.

Name, Address and		Principal Occupation(s)
Year of Birth	Position(s) Held with Fund	During Past 5 Years

Craig L. Bassett 711 High Street Des Moines, Iowa 50392 1952	Treasurer (since 1997)	Vice President and Treasurer, Principal Life
Michael J. Beer 711 High Street Des Moines, Iowa 50392 1961	Executive Vice President (since 1997)	Executive Vice President and Chief Operating Officer, the Manager; Executive Vice President, the Distributor, since 2007; President, Princor, since 2005
Randy L. Bergstrom 711 High Street Des Moines, Iowa 50392 1955	Assistant Tax Counsel (since 2005)	Counsel, Principal Life
David J. Brown 711 High Street Des Moines, Iowa 50392 1960	Chief Compliance Officer (since 2004)	Vice President, Product & Distribution Compliance, Principal Life; Senior Vice President, the Manager since 2004; Senior Vice President, the Distributor, since 2007; Second Vice President, Princor, since 2003, and prior thereto, Vice President, the Manager and Princor

Principal Variable Contracts Fund, Inc.	MANAGEMENT 25

Name, Address and		Principal Occupation(s)
Year of Birth	Position(s) Held with Fund	During Past 5 Years

Jill R. Brown 1100 Investment Boulevard, Ste 200 EI Dorado Hills, CA 95762 1967	Senior Vice President (since 2003)	Second Vice President, Principal Financial Group and Senior Vice President, the Manager and Princor, since 2006, Chief Financial Officer, Princor since 2003, Vice President, Princor 2003-2006; Senior Vice President and Chief Financial Officer, the Distributor, since 2007; Prior thereto, Assistant Financial Controller, Principal Life
Nora M. Everett 711 High Street Des Moines, lowa 50392 1959	President (since 2008)	President since 2008. Senior Vice President and Deputy General Counsel, Principal Financial Group, Inc. 2004-2008. Vice President and Counsel, Principal Financial Group, Inc. 2001-2004.
Cary Fuchs 1100 Investment Boulevard, Ste 200 EI Dorado Hills, CA 95762 1957	Senior Vice President of Distribution (since 2007)	President, Principal Funds Distributor, since 2007; Director of Mutual Fund Operations, Principal Shareholder Services, since 2005; prior thereto, Divisional Vice President, Boston Financial Data Services
Steve Gallaher 711 High Street Des Moines, Iowa 50392 1955	Assistant Counsel (since 2006)	Assistant General Counsel, Principal Life since 2006; Self-Employed Writer in 2005; 2004 and prior thereto Senior Vice President and Counsel of Principal Residential Mortgage, Inc.
Ernest H. Gillum 711 High Street Des Moines, Iowa 50392 1955	Vice President Assistant Secretary (since 1997)	Vice President and Chief Compliance Officer, the Manager, since 2004, and prior thereto, Vice President, Compliance and Product Development, the Manager
Patrick A. Kirchner 711 High Street Des Moines, Iowa 50392 1960	Assistant Counsel (since 2002)	Counsel, Principal Life
Carolyn F. Kolks 711 High Street Des Moines, Iowa 50392 1962	Assistant Tax Counsel (since 2005)	Counsel, Principal Life, since 2003 and prior thereto, Attorney
Sarah J. Pitts 711 High Street Des Moines, Iowa 50392 1945	Assistant Counsel (since 2000)	Counsel, Principal Life
Layne A. Rasmussen 711 High Street Des Moines, Iowa 50392 1958	Vice President, Controller and Chief Financial Officer (since 1997)	Vice President and Controller - Mutual Funds, the Manager
Michael D. Roughton 711 High Street Des Moines, Iowa 50392 1951	Counsel (since 1997)	Vice President and Associate General Counsel, Principal Financial Group, Inc.; Senior Vice President and Counsel, the Manager, the Distributor, and Princor; and Counsel, Principal Global
Adam U. Shaikh 711 High Street Des Moines, Iowa 50392 1972	Assistant Counsel (since 2006)	Counsel, Principal Life, since 2006. Prior thereto, practicing attorney.
Dan Westholm 711 High Street Des Moines, Iowa 50392 1966	Assistant Treasurer (since 2006)	Director Treasury, since 2003. Prior thereto, Assistant Treasurer.
Beth C. Wilson 711 High Street Des Moines, Iowa 50392 1956	Vice President and Secretary (since 2007)	Director and Secretary, Principal Funds, since 2007. Prior thereto, Business Manager for Pella Corp.

26 MANAGEMENT	Principal Variable Contracts Fund, Inc.

Board Committees. Effective December 2007, the Fund Complex’s board has the following four committees: Audit Committee, Executive Committee, Nominating and Governance Committee, and Operations Committee.(1)( Committee membership is identified on the previous pages. Each committee must report its activities to the Board on a regular basis.

Audit Committee
The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of (1) the integrity of the Fund Complex’s financial statements; (2) the Fund Complex’s compliance with certain legal and regulatory requirements; (3) the independent registered public accountants’ qualifications and independence; and (4) the performance of the Fund Complex’s independent registered public accountants. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accountants, the Manager’s internal auditors, Fund Complex management, and the Board. This committee met four times during the last fiscal year.

Executive Committee
The Committee’s primary purpose is to exercise certain powers of the Board of Directors when the Board is not in session. When the Board is not is session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex’s except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval. This committee did not meet during the last fiscal year.

Nominating and Governance Committee
The Committee’s primary purpose is to oversee 1) the structure and efficiency of the Boards of Directors and the committees the Boards establish, and 2) the activities of the Fund Complex’s Chief Compliance Officer. The Committee responsibilities include evaluating board membership and functions, committee membership and functions, insurance coverage, and legal and compliance matters.

The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not “interested persons” of the Fund Complex (as defined in the 1940 Act) for election to the Board. Generally, the committee requests director nominee suggestions from the committee members and management. In addition, the committee will consider director candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to Principal Variable Contracts Fund, Inc. at 680 8th Street, Des Moines, Iowa 50392. The committee has not established any specific minimum qualifications for nominees. When evaluating a person as a potential nominee to serve as an independent director, the committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees. This committee met once during the last fiscal year.

Operations Committee
The Committee’s primary purpose is to oversee the provision of administrative and distribution services to the Fund Complex communications with the Fund Complex’s shareholders, and review and oversight of the Fund Complex’s operations. This committee met once during the last fiscal year.
((1) The Fund Complex’s board previously had two committees: an Audit and Nominating Committee and an Executive Committee. The Audit and Nominating Committee was comprised of all the Independent Directors. During the last fiscal year, the Audit and Nominating Committee met three times. The Executive Committee membership was comprised of Barbara Lukavsky, Ralph Eucher, and Larry Zimpleman. During the last fiscal year, the Executive Committee did not meet.

Principal Variable Contracts Fund, Inc.	MANAGEMENT 27

The following tables set forth the aggregate dollar range of the equity securities of the mutual funds within the Fund Complex which were beneficially owned by the Directors as of December 31, 2007. The Fund Complex currently includes the separate series of the Fund and of Principal Investors Fund, Inc.

For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are “interested persons” are eligible to participate in an employee benefit program which invests in Principal Investors Fund. Directors who beneficially owned shares of the series of the Fund did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

Independent Directors (Not Considered to be “Interested Persons”)

A $0
B $1 up to and including $10,000
C $10,001 up to and including $50,000
D $50,001 up to and including $100,000
E $100,001 or more

Principal Variable Contracts Fund*	Ballatine	Blake	Gilbert	Grimmett	Hirsch	Kimball	Lukavsky	Pavelich
Bond	A	A	A	A	A	C	A	A
Equity Growth	A	A	A	A	A	B	A	A
International SmallCap	A	A	A	A	A	E	A	A
LargeCap Value	A	A	A	A	A	D	A	A
MidCap Blend	A	A	A	A	A	E	A	A
MidCap Growth	A	A	A	A	A	C	A	A
Real Estate Securities	A	A	A	A	A	E	A	A
SmallCap Growth	A	A	A	A	A	C	A	A

Total Fund Complex	E	E	E	E	E	E	E	A

*	Directors own shares of Principal Variable Contracts Fund, Inc. through variable annuity or variable life insurance contracts.

Independent director Craig Damos, who began serving as director of the Fund on March 10, 2008, did not own shares of any of the funds as of December 31, 2007.

Directors Considered to be “Interested Persons”

A $0
B $1 up to and including $10,000
C $10,001 up to and including $50,000
D $50,001 up to and including $100,000
E $100,001 or more

	Ralph C.	William	Larry D.
Principal Variable Contracts Fund*	Eucher	Papesh	Zimpleman
Capital Value	C	A	C
Diversified International	C	A	C
Equity Growth	C	A	C
SmallCap	C	A	C

Total Fund Complex	E	E	E

*	Directors own shares of Principal Variable Contracts Fund, Inc. through variable annuity or variable life insurance contracts.

Compensation. The Fund does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to the Fund by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an “interested person” received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Director compensation and related

28 MANAGEMENT	Principal Variable Contracts Fund, Inc.

expenses are allocated to each of the Accounts based on the net assets of each relative to combined net assets of all of the investment companies sponsored by Principal Life.

The following table provides information regarding the compensation received by the Independent Directors from the Fund and from the Fund Complex during the fiscal year ended December 31, 2007. On that date, there were 2 funds (with a total of 108 portfolios in the Fund Complex). The Fund does not provide retirement benefits to any of the Directors.

Director	The Fund	Fund Complex

Elizabeth Ballantine	$12,739	$108,125
Kristianne Blake	$14,344	$125,208
Craig Damos*	$0	$0
Richard W. Gilbert	$14,536	$123,625
Mark A. Grimmett	$12,875	$109,250
Fritz Hirsch	$12,836	$109,000
William C. Kimball	$12,744	$108,125
Barbara A. Lukavsky	$13,539	$115,000
Danlel Pavelich	$14,434	$125,917

*	Did not begin serving as a director until March 10, 2008.

Principal Variable Contracts Fund, Inc.	MANAGEMENT 29

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following list identifies shareholders who own more than 25% of the voting securities of the Fund as of April 7, 2008. It is presumed that a person who owns more than 25% of the voting securities of an account controls the account. A control person could control the outcome of proposals presented to shareholders for approval. The list is represented in alphabetical order by account.

		Percentage	Jurisdiction under	Parents of
		of Voting	which the Company	Control Person
		Securities	is Organized (when	(when control
		Owned of	control person is a	person is a
Control Person - Name and Address	Account Name	each Account	company)	company)

PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Asset Allocation Account	70.0%	Iowa	Principal Financial Group
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Balanced Account	76.1%	Iowa	Principal Financial Group
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Bond Account	45.2%	Iowa	Principal Financial Group
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Bond Account	26.0%	Iowa	Principal Financial Group
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Capital Value Account	53.8%	Iowa	Principal Financial Group
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Diversified International Account	45.0%	Iowa	Principal Financial Group
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Equity Growth Account	55.9%	Iowa	Principal Financial Group
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Equity Income Account I	29.8%	Iowa	Principal Financial Group
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Equity Value Account	100.0%	Iowa	Principal Financial Group
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Government & High Quality Bond Account	70.6%	Iowa	Principal Financial Group
SAM BALANCED PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Income Account	38.3%	Maryland	Principal Financial Group
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	International Emerging Markets Account	53.1%	Iowa	Principal Financial Group
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	International SmallCap Account	51.8%	Iowa	Principal Financial Group

30 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Variable Contracts Fund, Inc.

		Percentage	Jurisdiction under	Parents of
		of Voting	which the Company	Control Person
		Securities	is Organized (when	(when control
		Owned of	control person is a	person is a
Control Person - Name and Address	Account Name	each Account	company)	company)

PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	LargeCap Blend Account	41.0%	Iowa	Principal Financial Group
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	LargeCap Blend Account	42.3%	Iowa	Principal Financial Group
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	LargeCap Stock Index Account	55.0%	Iowa	Principal Financial Group
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	LargeCap Value Account	40.9%	Iowa	Principal Financial Group
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	LargeCap Value Account	44.8%	Iowa	Principal Financial Group
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	MidCap Account	60.8%	Iowa	Principal Financial Group
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	MidCap Growth Account	62.4%	Iowa	Principal Financial Group
SAM BALANCED PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	MidCap Stock Account	26.3%	Maryland	Principal Financial Group
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	MidCap Value Account	44.0%	Iowa	Principal Financial Group
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	MidCap Value Account	32.4%	Iowa	Principal Financial Group
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Money Market Account	40.3%	Iowa	Principal Financial Group
SAM BALANCED PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Mortgage Securities Account	48.8%	Maryland	Principal Financial Group
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Principal LifeTime 2010 Account	84.8%	Iowa	Principal Financial Group
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Principal LifeTime 2020 Account	92.2%	Iowa	Principal Financial Group
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Principal LifeTime 2030 Account	63.7%	Iowa	Principal Financial Group

Principal Variable Contracts Fund, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 31

		Percentage	Jurisdiction under	Parents of
		of Voting	which the Company	Control Person
		Securities	is Organized (when	(when control
		Owned of	control person is a	person is a
Control Person - Name and Address	Account Name	each Account	company)	company)

PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Principal LifeTime 2040 Account	62.1%	Iowa	Principal Financial Group
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Principal LifeTime 2050 Account	56.9%	Iowa	Principal Financial Group
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Principal LifeTime Strategic Income Account	83.6%	Iowa	Principal Financial Group
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Real Estate Securities Account	48.0%	Iowa	Principal Financial Group
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	SAM Balanced Portfolio	29.1%	CA	American International Group, Inc.
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	SAM Flexible Income Portfolio	26.6%	CA	American International Group, Inc.
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	SAM Flexible Income Portfolio	32.1%	CA	American International Group, Inc.
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Short-Term Bond Account	30.6%	Iowa	Principal Financial Group
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Short-Term Bond Account	64.0%	Iowa	Principal Financial Group
SAM BALANCED PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Short-Term Income Account	43.4%	Maryland	Principal Financial Group
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	SmallCap Account	62.7%	Iowa	Principal Financial Group
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	SmallCap Growth Account	36.8%	Iowa	Principal Financial Group
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	SmallCap Value Account	39.0%	Iowa	Principal Financial Group
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	SmallCap Value Account	30.5%	Iowa	Principal Financial Group

32 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Variable Contracts Fund, Inc.

The By-laws of the Fund sets the quorum requirement (a quorum must be present at a meeting of shareholders for business to be transacted). The By-laws of the Fund states that a quorum is “The presence in person or by proxy of one-third of the shares of each Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund.”

Certain proposals presented to shareholders for approval require the vote of a “majority of the outstanding voting securities,” which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (a “Majority of the Outstanding Voting Securities”).

Certain proposals require for approval the affirmative vote of the holders of a plurality of the shares voted at the meeting and thus may be approved by vote of a Principal LifeTime Account.

Principal Variable Contracts Fund, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 33

Principal Holders of Securities
The Fund is unaware of any persons who own beneficially more than 5% of the Fund’s outstanding shares. The following list identifies the shareholders of record who own 5% or more of any class of the Fund’s outstanding shares as of April 7, 2008. The list is presented in alphabetical order by account.

		Percentage
		of Ownership
		of an
		Account
Principal Holders of Securities - Name and Address	Account and Class Name	by Class

PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Asset Allocation Account Class 1	70.0
PRINCIPAL LIFE INSURANCE CO PRINFLEX LIFE ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Asset Allocation Account Class 1	14.2
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Asset Allocation Account Class 1	11.4
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Balanced Account Class 1	76.0
PRINCIPAL LIFE INSURANCE CO PRINFLEX LIFE ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Balanced Account Class 1	13.1
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Bond Account Class 1	45.2
PRINCIPAL LIFE INSURANCE CO PRINFLEX LIFE ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Bond Account Class 1	5.4
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Bond Account Class 1	25.9
LIFETIME 2020 ACCOUNT ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	Bond Account Class 1	8.2

34 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Variable Contracts Fund, Inc.

		Percentage
		of Ownership
		of an
		Account
Principal Holders of Securities - Name and Address	Account and Class Name	by Class

PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Capital Value Account Class 1	53.8
PRINCIPAL LIFE INSURANCE CO PRINFLEX LIFE ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Capital Value Account Class 1	12.4
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Capital Value Account Class 1	6.6
PRINCIPAL LIFE INSURANCE CO VUL ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Capital Value Account Class 1	8.5
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Diversified International Account Class 1	45.6
PRINCIPAL LIFE INSURANCE CO PRINFLEX LIFE ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Diversified International Account Class 1	9.9
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Diversified International Account Class 1	8.5
SAM BALANCED PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Diversified International Account Class 1	8.0
SAM CONS GROWTH PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Diversified International Account Class 1	5.7
AIG SUNAMERICA LIFE ASSURANCE COVARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	Diversified International Account Class 2	78.2

Principal Variable Contracts Fund, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 35

		Percentage
		of Ownership
		of an
		Account
Principal Holders of Securities - Name and Address	Account and Class Name	by Class

FARMERS NEW WORLD LIFE INS CO VARIABLE UNIVERSAL LIFE II AGENT ATTN SEPERATE ACCOUNTS 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	Diversified International Account Class 2	10.8
FIRST SUNAMERICA LIFE INS CO FS VARIABLE SEPARATE ACCT ATTN VARIABLE ANNUITY ACCOUNTING PO BOX 54299 LOS ANGELES CA 90054-0299	Diversified International Account Class 2	10.8
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Equity Growth Account Class 1	55.9
PRINCIPAL LIFE INSURANCE CO PRINFLEX LIFE ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Equity Growth Account Class 1	22.9
PRINCIPAL LIFE INSURANCE CO VUL ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Equity Growth Account Class 1	6.7
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Equity Income Account I Class 1	11.4
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Equity Income Account I Class 1	34.3
SAM BALANCED PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Equity Income Account I Class 1	16.8
SAM CONS GROWTH PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Equity Income Account I Class 1	11.0
SAM STRATEGIC GROWTH PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Equity Income Account I Class 1	5.9

36 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Variable Contracts Fund, Inc.

		Percentage
		of Ownership
		of an
		Account
Principal Holders of Securities - Name and Address	Account and Class Name	by Class

AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	Equity Income Account I Class 1	12.0
FARMERS NEW WORLD LIFE INS CO ATTN CONNIE OZEKI-CHINN 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	Equity Income Account I Class 2	20.4
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	Equity Income Account I Class 2	70.6
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Equity Value Account Class 1	100.0
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Government & High Quality Bond Account Class 1	70.5
PRINCIPAL LIFE INSURANCE CO PRINFLEX LIFE ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Government & High Quality Bond Account Class 1	5.1
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Government & High Quality Bond Account Class 1	14.8
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Growth Account Class 1	24.0
PRINCIPAL LIFE INSURANCE CO PRINFLEX LIFE ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Growth Account Class 1	7.0
SAM BALANCED PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Growth Account Class 1	22.4

Principal Variable Contracts Fund, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 37

		Percentage
		of Ownership
		of an
		Account
Principal Holders of Securities - Name and Address	Account and Class Name	by Class

SAM CONS GROWTH PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Growth Account Class 1	15.5
SAM STRATEGIC GROWTH PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Growth Account Class 1	7.8
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	Growth Account Class 2	73.2
FARMERS NEW WORLD LIFE INS CO VARIABLE UNIVERSAL LIFE II AGENT ATTN SEPERATE ACCOUNTS 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	Growth Account Class 2	17.4
FIRST SUNAMERICA LIFE INS CO FS VARIABLE SEPARATE ACCT ATTN VARIABLE ANNUITY ACCOUNTING PO BOX 54299 LOS ANGELES CA 90054-0299	Growth Account Class 2	7.7
SAM BALANCED PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Income Account Class 1	41.8
SAM CONS BALANCED PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Income Account Class 1	8.8
SAM CONS GROWTH PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Income Account Class 1	8.9
SAM FLEXIBLE INCOME PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Income Account Class 1	19.5

38 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Variable Contracts Fund, Inc.

		Percentage
		of Ownership
		of an
		Account
Principal Holders of Securities - Name and Address	Account and Class Name	by Class

AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	Income Account Class 1	11.5
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	Income Account Class 2	94.6
PRINCIPAL LIFE INSURANCE CO PRINFLEX LIFE ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	International Emerging Markets Account Class 1	6.8
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	International Emerging Markets Account Class 1	53.0
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	International Emerging Markets Account Class 1	19.6
SAM BALANCED PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	International Emerging Markets Account Class 1	5.7
PRINCIPAL LIFE INSURANCE CO PRINFLEX LIFE ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	International SmallCap Account Class 1	17.5
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	International SmallCap Account Class 1	51.8
PRINCIPAL LIFE INSURANCE CO EVUL ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	International SmallCap Account Class 1	7.0
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	International SmallCap Account Class 1	14.3

Principal Variable Contracts Fund, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 39

		Percentage
		of Ownership
		of an
		Account
Principal Holders of Securities - Name and Address	Account and Class Name	by Class

PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	LargeCap Blend Account Class 1	41.3
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	LargeCap Blend Account Class 1	42.6
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	LargeCap Blend Account Class 2	85.2
FARMERS NEW WORLD LIFE INS CO VARIABLE UNIVERSAL LIFE II AGENT ATTN SEPERATE ACCOUNTS 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	LargeCap Blend Account Class 2	6.6
FIRST SUNAMERICA LIFE INS CO FS VARIABLE SEPARATE ACCT ATTN VARIABLE ANNUITY ACCOUNTING PO BOX 54299 LOS ANGELES CA 90054-0299	LargeCap Blend Account Class 2	7.3
PRINCIPAL LIFE INSURANCE CO PRINFLEX LIFE ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	LargeCap Stock Index Account Class 1	17.3
PRINCIPAL LIFE INSURANCE CO FREEDOM VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	LargeCap Stock Index Account Class 1	9.2
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	LargeCap Stock Index Account Class 1	55.0
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	LargeCap Stock Index Account Class 1	12.7
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	LargeCap Value Account Class 1	40.9

40 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Variable Contracts Fund, Inc.

		Percentage
		of Ownership
		of an
		Account
Principal Holders of Securities - Name and Address	Account and Class Name	by Class

PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	LargeCap Value Account Class 1	44.9
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	MidCap Account Class 1	60.8
PRINCIPAL LIFE INSURANCE CO PRINFLEX LIFE ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	MidCap Account Class 1	12.1
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	MidCap Account Class 1	15.8
PRINCIPAL LIFE INSURANCE CO PRINFLEX LIFE ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	MidCap Growth Account Class 1	13.8
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	MidCap Growth Account Class 1	62.5
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	MidCap Growth Account Class 1	9.1
AMERICAN GENERAL LIFE INSURANCE CO VARIABLE PRODUCTS DEPARTMENT ATTN: DEBORAH KERAI PO BOX 1591 HOUSTON TX 77251-1591	MidCap Stock Account Class 1	5.4
SAM BALANCED PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	MidCap Stock Account Class 1	32.4
SAM CONS GROWTH PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	MidCap Stock Account Class 1	26.9

Principal Variable Contracts Fund, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 41

		Percentage
		of Ownership
		of an
		Account
Principal Holders of Securities - Name and Address	Account and Class Name	by Class

SAM STRATEGIC GROWTH PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	MidCap Stock Account Class 1	15.7
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	MidCap Stock Account Class 1	10.5
FARMERS NEW WORLD LIFE INS CO ATTN CONNIE OZEKI-CHINN 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	MidCap Stock Account Class 2	40.6
FARMERS NEW WORLD LIFE INS CO ATTN INVESTMENT DEPARTMENT 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	MidCap Stock Account Class 2	21.3
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	MidCap Stock Account Class 2	16.1
FIRST SUNAMERICA LIFE INS CO FS VARIABLE SEPARATE ACCT ATTN VARIABLE ANNUITY ACCOUNTING PO BOX 54299 LOS ANGELES CA 90054-0299	MidCap Stock Account Class 2	19.7
PRINCIPAL LIFE INSURANCE CO PRINFLEX LIFE ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	MidCap Value Account Class 1	6.0
PRINCIPAL LIFE INSURANCE CO FREEDOM VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	MidCap Value Account Class 1	5.7
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	MidCap Value Account Class 1	44.0
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	MidCap Value Account Class 1	32.4

42 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Variable Contracts Fund, Inc.

		Percentage
		of Ownership
		of an
		Account
Principal Holders of Securities - Name and Address	Account and Class Name	by Class

PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Money Market Account Class 1	41.3
PRINCIPAL LIFE INSURANCE CO PRINFLEX LIFE ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Money Market Account Class 1	9.2
PRINCIPAL LIFE INSURANCE CO EVUL ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Money Market Account Class 1	19.2
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Money Market Account Class 1	8.8
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	Money Market Account Class 2	97.5
SAM BALANCED PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Mortgage Securities Account Class 1	49.6
SAM CONS BALANCED PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Mortgage Securities Account Class 1	10.0
SAM CONS GROWTH PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Mortgage Securities Account Class 1	10.9
SAM FLEXIBLE INCOME PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Mortgage Securities Account Class 1	19.1
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	Mortgage Securities Account Class 1	5.1

Principal Variable Contracts Fund, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 43

		Percentage
		of Ownership
		of an
		Account
Principal Holders of Securities - Name and Address	Account and Class Name	by Class

AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	Mortgage Securities Account Class 2	99.3
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Principal LifeTime 2010 Account Class 1	84.9
PRINCIPAL LIFE INSURANCE CO FREEDOM 2 VARIABLE ANNUNITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Principal LifeTime 2010 Account Class 1	8.1
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Principal LifeTime 2020 Account Class 1	92.2
PRINCIPAL LIFE INSURANCE CO EVUL ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Principal LifeTime 2030 Account Class 1	6.2
PRINCIPAL LIFE INSURANCE CO CUST VUL INCOME ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Principal LifeTime 2030 Account Class 1	11.5
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Principal LifeTime 2030 Account Class 1	64.0
PRINCIPAL LIFE INSURANCE CO FREEDOM 2 VARIABLE ANNUNITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Principal LifeTime 2030 Account Class 1	11.6
PRINCIPAL LIFE INSURANCE CO CUST VUL INCOME ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Principal LifeTime 2040 Account Class 1	24.5
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Principal LifeTime 2040 Account Class 1	62.4

44 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Variable Contracts Fund, Inc.

		Percentage
		of Ownership
		of an
		Account
Principal Holders of Securities - Name and Address	Account and Class Name	by Class

PRINCIPAL LIFE INSURANCE CO EVUL ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Principal LifeTime 2050 Account Class 1	7.4
PRINCIPAL LIFE INSURANCE CO CUST VUL INCOME ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Principal LifeTime 2050 Account Class 1	21.7
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Principal LifeTime 2050 Account Class 1	57.2
PRINCIPAL LIFE INSURANCE CO VUL II ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Principal LifeTime 2050 Account Class 1	7.5
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Principal LifeTime Strategic Income Account Class 1	7.0
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Principal LifeTime Strategic Income Account Class 1	83.4
PRINCIPAL LIFE INSURANCE CO FREEDOM 2 VARIABLE ANNUNITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Principal LifeTime Strategic Income Account Class 1	7.4
PRINCIPAL LIFE INSURANCE CO PRINFLEX LIFE ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Real Estate Securities Account Class 1	7.4
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Real Estate Securities Account Class 1	48.2
PRINCIPAL LIFE INSURANCE CO EVUL ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Real Estate Securities Account Class 1	5.3

Principal Variable Contracts Fund, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 45

		Percentage
		of Ownership
		of an
		Account
Principal Holders of Securities - Name and Address	Account and Class Name	by Class

PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Real Estate Securities Account Class 1	8.5
SAM BALANCED PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Real Estate Securities Account Class 1	6.0
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	Real Estate Securities Account Class 2	96.1
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	SAM Balanced Portfolio Class 1	20.3
AMERICAN GENERAL LIFE INSURANCE CO VARIABLE PRODUCTS DEPARTMENT ATTN: DEBORAH KERAI PO BOX 1591 HOUSTON TX 77251-1591	SAM Balanced Portfolio Class 1	28.7
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	SAM Balanced Portfolio Class 1	44.0
FARMERS NEW WORLD LIFE INS CO ATTN CONNIE OZEKI-CHINN 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	SAM Balanced Portfolio Class 2	22.4
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	SAM Balanced Portfolio Class 2	66.4
FIRST SUNAMERICA LIFE INS CO FS VARIABLE SEPARATE ACCT ATTN VARIABLE ANNUITY ACCOUNTING PO BOX 54299 LOS ANGELES CA 90054-0299	SAM Balanced Portfolio Class 2	7.7

46 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Variable Contracts Fund, Inc.

		Percentage
		of Ownership
		of an
		Account
Principal Holders of Securities - Name and Address	Account and Class Name	by Class

PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	SAM Conservative Balanced Portfolio Class 1	10.5
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	SAM Conservative Balanced Portfolio Class 1	37.9
AMERICAN GENERAL LIFE INSURANCE CO VARIABLE PRODUCTS DEPARTMENT ATTN: DEBORAH KERAI PO BOX 1591 HOUSTON TX 77251-1591	SAM Conservative Balanced Portfolio Class 1	12.3
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	SAM Conservative Balanced Portfolio Class 1	36.8
FARMERS NEW WORLD LIFE INS CO ATTN CONNIE OZEKI-CHINN 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	SAM Conservative Balanced Portfolio Class 2	27.4
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	SAM Conservative Balanced Portfolio Class 2	64.3
FIRST SUNAMERICA LIFE INS CO FS VARIABLE SEPARATE ACCT ATTN VARIABLE ANNUITY ACCOUNTING PO BOX 54299 LOS ANGELES CA 90054-0299	SAM Conservative Balanced Portfolio Class 2	5.0
AMERICAN GENERAL LIFE INSURANCE CO. VARIABLE PRODUCTS DEPARTMENT,5-36 ATTN: DEBORAH KERAI PO BOX 1591 HOUSTON TX 77251-1591	SAM Conservative Growth Portfolio Class 1	7.9
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	SAM Conservative Growth Portfolio Class 1	5.8

Principal Variable Contracts Fund, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 47

		Percentage
		of Ownership
		of an
		Account
Principal Holders of Securities - Name and Address	Account and Class Name	by Class

AMERICAN GENERAL LIFE INSURANCE CO VARIABLE PRODUCTS DEPARTMENT ATTN: DEBORAH KERAI PO BOX 1591 HOUSTON TX 77251-1591	SAM Conservative Growth Portfolio Class 1	42.1
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	SAM Conservative Growth Portfolio Class 1	40.2
FARMERS NEW WORLD LIFE INS CO ATTN CONNIE OZEKI-CHINN 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	SAM Conservative Growth Portfolio Class 2	30.7
FARMERS NEW WORLD LIFE INS CO ATTN INVESTMENT DEPARTMENT 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	SAM Conservative Growth Portfolio Class 2	12.6
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	SAM Conservative Growth Portfolio Class 2	52.4
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	SAM Flexible Income Portfolio Class 1	10.8
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	SAM Flexible Income Portfolio Class 1	16.9
AMERICAN GENERAL LIFE INSURANCE CO VARIABLE PRODUCTS DEPARTMENT ATTN: DEBORAH KERAI PO BOX 1591 HOUSTON TX 77251-1591	SAM Flexible Income Portfolio Class 1	26.4
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	SAM Flexible Income Portfolio Class 1	44.1

48 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Variable Contracts Fund, Inc.

		Percentage
		of Ownership
		of an
		Account
Principal Holders of Securities - Name and Address	Account and Class Name	by Class

FARMERS NEW WORLD LIFE INS CO ATTN CONNIE OZEKI-CHINN 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	SAM Flexible Income Portfolio Class 2	13.3
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	SAM Flexible Income Portfolio Class 2	81.6
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	SAM Strategic Growth Portfolio Class 1	5.0
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	SAM Strategic Growth Portfolio Class 1	13.5
AMERICAN GENERAL LIFE INSURANCE CO VARIABLE PRODUCTS DEPARTMENT ATTN: DEBORAH KERAI PO BOX 1591 HOUSTON TX 77251-1591	SAM Strategic Growth Portfolio Class 1	41.7
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	SAM Strategic Growth Portfolio Class 1	33.6
FARMERS NEW WORLD LIFE INS CO ATTN CONNIE OZEKI-CHINN 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	SAM Strategic Growth Portfolio Class 2	31.9
FARMERS NEW WORLD LIFE INS CO ATTN INVESTMENT DEPARTMENT 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	SAM Strategic Growth Portfolio Class 2	26.1
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	SAM Strategic Growth Portfolio Class 2	35.6

Principal Variable Contracts Fund, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 49

		Percentage
		of Ownership
		of an
		Account
Principal Holders of Securities - Name and Address	Account and Class Name	by Class

FARMERS NEW WORLD LIFE INS CO VARIABLE UNIVERSAL LIFE II AGENT ATTN SEPERATE ACCOUNTS 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	SAM Strategic Growth Portfolio Class 2	5.6
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Short-Term Bond Account Class 1	30.5
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	Short-Term Bond Account Class 1	63.8
SAM BALANCED PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Short-Term Income Account Class 1	44.9
SAM CONS BALANCED PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Short-Term Income Account Class 1	8.2
SAM CONS GROWTH PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Short-Term Income Account Class 1	9.2
SAM FLEXIBLE INCOME PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Short-Term Income Account Class 1	23.9
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	Short-Term Income Account Class 1	5.5
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	Short-Term Income Account Class 2	98.4

50 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Variable Contracts Fund, Inc.

		Percentage
		of Ownership
		of an
		Account
Principal Holders of Securities - Name and Address	Account and Class Name	by Class

PRINCIPAL LIFE INSURANCE CO PRINFLEX LIFE ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	SmallCap Account Class 1	11.8
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	SmallCap Account Class 1	62.6
PRINCIPAL LIFE INSURANCE CO FREEDOM VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	SmallCap Account Class 1	6.2
PRINCIPAL LIFE INSURANCE CO VUL ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	SmallCap Account Class 1	14.3
PRINCIPAL LIFE INSURANCE CO PRINFLEX LIFE ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	SmallCap Growth Account Class 1	15.0
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	SmallCap Growth Account Class 1	38.3
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	SmallCap Growth Account Class 1	6.9
SAM BALANCED PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	SmallCap Growth Account Class 1	9.5
SAM CONS GROWTH PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	SmallCap Growth Account Class 1	6.5
FARMERS NEW WORLD LIFE INS CO ATTN CONNIE OZEKI-CHINN 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	SmallCap Growth Account Class 2	44.1

Principal Variable Contracts Fund, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 51

		Percentage
		of Ownership
		of an
		Account
Principal Holders of Securities - Name and Address	Account and Class Name	by Class

FARMERS NEW WORLD LIFE INS CO ATTN INVESTMENT DEPARTMENT 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	SmallCap Growth Account Class 2	31.9
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	SmallCap Growth Account Class 2	18.0
PRINCIPAL LIFE INSURANCE CO PRINFLEX LIFE ATTN LIFE & HEALTH ACTG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	SmallCap Value Account Class 1	9.9
PRINCIPAL LIFE INSURANCE CO FLEX VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	SmallCap Value Account Class 1	39.1
PRINCIPAL MUTUAL LIFE INVESTMENT PLUS VARIABLE ANNUITY ATTN LIFE & HEALTH ACCTNG G-008-N20 THE PRINCIPAL FINANCIAL GROUP DES MOINES IA 50392-0001	SmallCap Value Account Class 1	30.5
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	SmallCap Value Account Class 2	95.7
AMERICAN GENERAL LIFE INSURANCE CO VARIABLE PRODUCTS DEPARTMENT ATTN: DEBORAH KERAI PO BOX 1591 HOUSTON TX 77251-1591	West Coast Equity Account Class 1	11.9
SAM BALANCED PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	West Coast Equity Account Class 1	25.1
SAM CONS GROWTH PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	West Coast Equity Account Class 1	18.3

52 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	Principal Variable Contracts Fund, Inc.

		Percentage
		of Ownership
		of an
		Account
Principal Holders of Securities - Name and Address	Account and Class Name	by Class

SAM STRATEGIC GROWTH PORTFOLIO PVC ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	West Coast Equity Account Class 1	10.9
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	West Coast Equity Account Class 1	27.5
FARMERS NEW WORLD LIFE INS CO ATTN CONNIE OZEKI-CHINN 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	West Coast Equity Account Class 2	11.4
AIG SUNAMERICA LIFE ASSURANCE CO VARIABLE SEPARATE ACCOUNT WM DIVERSIFIED STATEGIES PO BOX 54299 LOS ANGELES CA 90054-0299	West Coast Equity Account Class 2	73.2
FARMERS NEW WORLD LIFE INS CO VARIABLE UNIVERSAL LIFE II AGENT ATTN SEPERATE ACCOUNTS 3003 77TH AVE SE MERCER ISLAND WA 98040-2890	West Coast Equity Account Class 2	6.1
FIRST SUNAMERICA LIFE INS CO FS VARIABLE SEPARATE ACCT ATTN VARIABLE ANNUITY ACCOUNTING PO BOX 54299 LOS ANGELES CA 90054-0299	West Coast Equity Account Class 2	5.4

Management Ownership
As of April 7, 2008, all officers and directors, in the aggregate, owned less than 1% of the Fund’s outstanding shares.

Principal Variable Contracts Fund, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES 53

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors
The Manager of the Fund is Principal Management Corporation (“Principal”), a wholly owned subsidiary of Principal Financial Services, Inc. Principal is an affiliate of Principal Life. The address of Principal is the Principal Financial Group, Des Moines, Iowa 50392. Principal was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

Principal has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Account. For these services, each Sub-Advisor is paid a fee by Principal.

Account(s):	LargeCap Value
Sub-Advisor:	AllianceBernstein L.P. (“AllianceBernstein”). AXA, AXA Financial, Inc, AXA Equitable Life Insurance Company (“AXA Equitable”), and certain subsidiaries of AXA Equitable directly and indirectly represent a controlling economic interest in AllianceBernstein. AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.
Account(s):	Equity Value
Sub-Advisor:	American Century Investment Management, Inc. (“American Century”) was founded in 1958. American Century Investment Management is a directly, wholly-owned subsidiary of American Century Companies, Inc. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.
Account(s):	Growth
Sub-Advisor:	Columbus Circle Investors (“CCI”) is an affiliate of PGI and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.
Account(s):	SmallCap Growth
Sub-Advisor:	Emerald Advisers, Inc. (“Emerald”) is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald Advisers is indirectly controlled by Joseph Besecker. Emerald’s offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.
Sub-Advisor:	Essex Investment Management Company, LLC (“Essex”) is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Essex Investment Management is majority owned by Affiliated Managers Group, Inc., a publically reporting diversified asset management company. Its address is 125 High Street, 29th Floor, Boston, MA 02110.
Sub-Advisor:	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), a Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the “Group”) of UBS AG.
Account(s):	SmallCap Value
Sub-Advisor:	J.P. Morgan Investment Management Inc. (“J.P. Morgan”), 245 Park Avenue, New York, NY 10167 is an indirect wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), a bank holding company. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.
Account(s):	MidCap Growth and SmallCap Value
Sub-Advisor:	Mellon Capital Management Corporation (“Mellon Capital”), with offices located at 50 Fremont Street, San Francisco, California 94105 and offices located at 500 Grant Street, Suite 4200, Pittsburgh, PA 15258, is a wholly owned subsidiary of The Bank of New York Mellon (“BNY Mellon”).
Account(s):	Asset Allocation
Sub-Advisor:	Morgan Stanley Investment Management Inc. (“MSIM Inc.”), doing business in certain instances (including its role as sub-advisor to the Asset Allocation Account) under the name “Van Kampen,” is a registered investment adviser, located at 522 Fifth Avenue, New York, NY 10036, and is a direct subsidiary of Morgan Stanley.

54 INVESTMENT ADVISORY AND OTHER SERVICES	Principal Variable Contracts Fund, Inc.

Account(s):	MidCap Value
Sub-Advisor:	Neuberger Berman Management, Inc. (“Neuberger Berman”) is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. The two firms continue an asset management history that began in 1939. Neuberger Berman is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.
Sub-Advisor:	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients. Jacobs Levey is co-owned Bruce Jacobs and Kenneth Levy. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.
Account(s):	Balanced, Bond, Capital Value, Diversified International, Government & High Quality Bond, International Emerging Markets, International SmallCap, LargeCap Stock Index, MidCap, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Short-Term Bond, and SmallCap.
Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. It has other primary asset management offices in New York, London, Sydney, and Singapore.
Account(s):	Real Estate Securities
Sub-Advisor:	Principal Real Estate Investors, LLC (“Principal - REI”), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal — REI’s address is 801 Grand Avenue, Des Moines, IA 50392.
Account(s):	Equity Growth and LargeCap Blend
Sub-Advisor:	T. Rowe Price Associates, Inc. (“T. Rowe Price”), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 69 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.
Account(s):	Equity Income I, Income, MidCap Stock, Mortgage Securities, Short-Term Income, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio and West Coast Equity.
Sub-Advisor:	Edge Asset Management, Inc. (“Edge”) is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944. Its address is Two Union Square, 601 Union Street, Suite 2200, Seattle, WA 98101-1377.

The Sub-Sub-Advisors
PGI has entered into a sub-sub-advisory agreement with Spectrum Asset Management, Inc. (“Spectrum”) for the Bond Account. Under the agreement, the sub-sub-advisor agrees to manage the day-to-day investment of the Account’s assets allocated to it consistent with the Account’s investment objectives, policies and restrictions and will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by PGI and oversight by the Board. The firm, at its own expense, will provide all investment, management and administrative personnel, facilities and equipment necessary for the investment advisory services which it conducts for the Account.

Under the agreements, PGI pays the sub-sub-advisor a fee which is accrued daily and paid monthly (calculated as percentage of the average daily net assets managed by the respective firm). Entering into these agreements does not change the management fee that the Account pays Principal under its Management Agreement or the sub-advisory fee that Principal pays PGI under its sub-advisory agreement. PGI, and not the Account, will bear the expenses of the services that each of the sub-sub-advisors provides to the Account under the agreements.

Principal Variable Contracts Fund, Inc.	INVESTMENT ADVISORY AND OTHER SERVICES 55

Sub-Sub-Advisor:	Spectrum Asset Management, Inc. (“Spectrum”) is an indirect subsidiary of Principal Life and an affiliate of Principal Global Investors, LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

Each of the persons affiliated with the Fund who is also an affiliated person of Principal or PGI is named below, together with the capacities in which such person is affiliated:

Name	Office Held with the Fund	Office Held with Principal/PGI
Craig L. Bassett	Treasurer	Treasurer (Principal); Vice President and Treasurer (PGI)

Michael J. Beer	Executive Vice President	Director, Executive Vice President and Chief Operating Officer (Principal) Mutual Funds
Randy L. Bergstrom	Assistant Tax Counsel	Counsel (PGI)
David J. Brown	Chief Compliance Officer	Senior Vice President (Principal)
Jill R. Brown	Senior Vice President	Senior Vice President ( Principal)
Ralph C. Eucher	Director, Vice Chairman and CEO	Director (Principal)
Nora M. Everett	President	President (Principal)
Stephen G. Gallaher	Assistant Counsel	Assistant General Counsel (Principal)
Ernest H. Gillum	Vice President and Assistant Secretary	Vice President and Chief Compliance Officer (Principal)
Patrick A. Kirchner	Assistant Counsel	Counsel (Principal); Counsel (PGI)
Carolyn Kolks	Assistant Tax Counsel	Counsel (PGI)
Sarah J. Pitts	Assistant Counsel	Counsel (Principal)
Layne A. Rasmussen	Vice President, Controller and Chief Financial Officer	Vice President and Controller (Principal) Mutual Funds
Michael D. Roughton	Counsel	Senior Vice President and Counsel (Principal); Vice President and Associate General Counsel (PGI)
Adam U. Shaikh	Assistant Counsel	Counsel (Principal)
Dan L. Westholm	Assistant Treasurer	Director - Treasury (Principal)
Beth C. Wilson	Vice President and Secretary	Vice President (Principal)
Larry D. Zimpleman	Director and Chairman of the Board	Director and Chairman of the Board (Principal); Director (PGI)

Codes of Ethics
The Fund, Principal, each of the Sub-Advisors, the Distributor and Princor have adopted Codes of Ethics (“Codes”) under Rule 17j-1 of the 1940 Act. Principal has also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of an Account from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of Principal, the Fund, the Distributor, Princor and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the Securities and Exchange Commission. A copy of the Fund’s Code will also be provided upon request, which may be made by contacting the Fund.

56 INVESTMENT ADVISORY AND OTHER SERVICES	Principal Variable Contracts Fund, Inc.

COST OF MANAGER’S SERVICES

For providing the investment advisory services, and specified other services, Principal, under the terms of the Management Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

	Net Asset Value of Account
	First	Next	Next	Next
Account	$250 Million	$250 Million	$250 Million	$250 Million	Thereafter
Capital Value	0.60%	0.55%	0.50%	0.45%	0.40%
LargeCap Blend and LargeCap Value	0.75	0.70	0.65	0.60	0.55
Diversified International and Equity Value	0.85	0.80	0.75	0.70	0.65
International Emerging Markets	1.25	1.20	1.15	1.10	1.05
MidCap Value	1.05	1.00	0.95	0.90	0.85

	First	Next	Next	Next	Over
Account	$500 million	$500 million	$1 billion	$1 billion	$3 billion
Growth	0.68%	0.63%	0.61%	0.56%	0.51%

Account	First $2 billion	Over $2 billion
Income	0.50%	0.45%
Mortgage Securities	0.50	0.45

	First $1	Next $1	Next $1	Over $3
Account	billion	billion	billion	billion
MidCap Stock	0.75%	0.70%	0.65%	0.60%

	First	Over
Account	$3 billion	$3 billion
Principal LifeTime 2010	0.1225%	0.1125%
Principal LifeTime 2020	0.1225	0.1125
Principal LifeTime 2030	0.1225	0.1125
Principal LifeTime 2040	0.1225	0.1125
Principal LifeTime 2050	0.1225	0.1125
Principal LifeTime Strategic Income	0.1225	0.1125

	First $200	Next $300	Over $500
Account	million	million	million
Short-Term Income	0.50%	0.45%	0.40%

	First $500	Over $500
Account	million	million
West Coast Equity	0.625%	0.500%

	First $1	Over $1
Account	billion	billion
SAM Balanced Portfolio*	0.25%	0.20%
SAM Conservative Balanced Portfolio*	0.25	0.20
SAM Conservative Growth Portfolio*	0.25	0.20
SAM Flexible Income Portfolio*	0.25	0.20
SAM Strategic Growth Portfolio*	0.25	0.20

*	Breakpoints based on aggregate SAM Portfolio net assets

Overall
Account	Fee
LargeCap Stock Index	0.25%

Principal Variable Contracts Fund, Inc.	COST OF MANAGER’S SERVICES 57

	First	Next	Next	Next
Account	$100 million	$100 million	$100 million	$100 million	Thereafter
Asset Allocation and Equity Growth	0.80%	0.75%	0.70%	0.65%	0.60%
Balanced and Equity Income I	0.60	0.55	0.50	0.45	0.40
International SmallCap	1.20	1.15	1.10	1.05	1.00
SmallCap Growth	1.00	0.95	0.90	0.85	0.80
MidCap	0.65	0.60	0.55	0.50	0.45
MidCap Growth and Real Estate Securities	0.90	0.85	0.80	0.75	0.70
SmallCap	0.85	0.80	0.75	0.70	0.65
SmallCap Value	1.10	1.05	1.00	0.95	0.90
All Other	0.50	0.45	0.40	0.35	0.30

There is no assurance that the net assets of any Account will reach sufficient amounts to be able to take advantage of the rate decreases. The net assets of each Account and the rate of the fee for each Account for investment management services as provided in the Management Agreement were as follows:

	Net Assets as of	Management Fee
Account	December 31, 2007*	For Periods Ended December 31, 2007

Asset Allocation	$103,281	0.80%
Balanced	105,283	0.60
Bond	473,797	0.41
Capital Value	270,351	0.59
Diversified International	584,417	0.81
Equity Growth	301,223	0.75
Equity Income I	590,580	0.49
Equity Value	5,525	0.85
Government & High Quality Bond	314,515	0.45
Growth	397,098	0.68
Income	183,868	0.50
International Emerging Markets	226,564	1.25
International SmallCap	198,887	1.17
LargeCap Blend	274,153	0.74
LargeCap Stock Index	195,489	0.25
LargeCap Value	221,684	0.75
MidCap	472,587	0.55
MidCap Growth	79,882	0.90
MidCap Stock	79,594	0.75
MidCap Value	150,918	1.05
Money Market	276,993	0.46
Mortgage Securities	229,937	0.50
Principal LifeTime 2010	44,891	0.12
Principal LifeTime 2020	179,244	0.12
Principal LifeTime 2030	31,304	0.12
Principal LifeTime 2040	16,244	0.12
Principal LifeTime 2050	9,500	0.12
Principal LifeTime Strategic Income	21,210	0.12
Real Estate Securities	206,193	0.85
SAM Balanced Portfolio	693,710	0.23
SAM Conservative Balanced Portfolio	79,725	0.23
SAM Conservative Growth Portfolio	381,028	0.23
SAM Flexible Income Portfolio	166,995	0.23
SAM Strategic Growth Portfolio	231,690	0.23
Short-Term Bond	156,830	0.49
Short-Term Income	78,551	0.50

58 COST OF MANAGER’S SERVICES	Principal Variable Contracts Fund, Inc.

	Net Assets as of	Management Fee
Account	December 31, 2007*	For Periods Ended December 31, 2007

SmallCap	92,456	0.85
SmallCap Growth	107,594	0.99
SmallCap Value	178,935	1.07
West Coast Equity	144,148	0.62

*	Amounts in thousands.

Except for certain Fund expenses set out below, Principal is responsible for expenses, administrative duties, and services including the following: expenses incurred in connection with the registration of the Fund and Fund shares with the SEC; office space, facilities, and costs of keeping the books of the Fund; compensation of all personnel who are officers and any directors who are also affiliated with Principal; fees for auditors and legal counsel; preparing and printing Fund prospectuses; and administration of shareholder accounts, including issuance, maintenance of open account system, dividend disbursement, reports to shareholders, and redemptions. However, some or all of these expenses may be assumed by Principal Life and some or all of the administrative duties and services may be delegated by Principal to Principal Life or affiliate thereof.

Each Account pays for certain corporate expenses incurred in its operation. Among such expenses, the Account pays brokerage commissions on portfolio transactions, transfer taxes and other charges and fees attributable to investment transactions, any other local, state, or federal taxes, fees, and expenses of all directors of the Fund who are not persons affiliated with Principal, interest, fees for Custodian of the Account, and the cost of meetings of shareholders.

Principal Variable Contracts Fund, Inc.	COST OF MANAGER’S SERVICES 59

Fees paid for investment management services during the periods indicated were as follows:

Management Fees For Periods Ended December 31,

Account	2007*	2006*	2005*

Asset Allocation	$823	$799	$794
Balanced	658	669	711
Bond	1,843	1,598	1,370
Capital Value	1,715	1,616	1,547
Diversified International	4,666	2,873	2,100
Equity Growth	2,225	1,969	2,016
Equity Income I	2,860	2,049	1,468
Equity Value	54	42	23
Government & High Quality Bond	1,381	1,373	1,436
Growth	3,041	732	760
Income	953	1,019	1,038
International Emerging Markets	2,296	1,209	699
International SmallCap	2,392	1,936	1,392
LargeCap Blend	2,433	1,235	813
LargeCap Stock Index	532	485	578
LargeCap Value	1,631	1,181	736
MidCap	2,666	2,441	2,292
MidCap Growth	712	653	556
MidCap Stock	731	828	881
MidCap Value	1,608	1,319	978
Money Market	1,073	775	687
Mortgage Securities	1,236	1,372	1,387
Principal LifeTime 2010	45	25	5
Principal LifeTime 2020	172	71	11
Principal LifeTime 2030	29	11	2
Principal LifeTime 2040	14	5	1
Principal LifeTime 2050	9	3	—
Principal LifeTime Strategic Income	21	11	3
Real Estate Securities	2,306	1,881	1,390
SAM Balanced Portfolio	1,624	712	636
SAM Conservative Balanced Portfolio	172	75	66
SAM Conservative Growth Portfolio	911	397	376
SAM Flexible Income Portfolio	406	205	220
SAM Strategic Growth Portfolio	521	202	172
Short-Term Bond	680	501	337
Short-Term Income	222	248	270
SmallCap	865	840	754
SmallCap Growth	1,188	722	626
SmallCap Value	2,174	1,634	1,274
West Coast Equity	940	981	800

*	Amounts in thousands.

Sub-Advisory Agreement
For providing the investment advisory services, and specified other services, the Sub-Advisor, under the terms of the Sub-Advisory Agreement for the Account, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

Accounts for which PGI serves as Sub-Advisor. PGI is Sub-Advisor for each Account identified below. Principal pays PGI a fee, computed and paid monthly, at an annual rate as shown below.

To calculate the fee for an Account in Table A, assets of the Account, along with the assets of all other Accounts in Table A, are combined with any:

•	Principal Life non-registered separate account sub-advised by PGI with assets invested primarily in fixed-income securities (except money market separate accounts) and
•	Principal Life sponsored mutual fund sub-advised by PGI with assets invested primarily in fixed-income securities (except money market mutual funds).

60 COST OF MANAGER’S SERVICES	Principal Variable Contracts Fund, Inc.

To calculate the fee for an Account in Table B, the assets of the Account are combined with assets sub-advised by Principal with the same investment mandate (e.g. midcap value) in

•	(a) Principal Life non-registered separate account sub-advised by PGI and
•	(b) Principal Life sponsored mutual fund sub-advised by PGI.

PGI Sub-Advised Accounts
	Table A
	Net Asset Value of Fund
	First	Next	Next	Over
Account	$5 billion	$1 billion	$4 billion	$10 billion
Balanced, Bond, Government & High Quality Bond, and Short-Term Bond	0.1126%	0.0979%	0.0930%	0.0881%

	Table B
	Net Asset Value of Account
	First	Next	Next	Next	Next	Next	Over
Account	$50 million	$50 million	$100 million	$200 million	$350 million	$750 million	$1.5 billion
Capital Value	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%
Diversified International	0.3427	0.2741	0.1958	0.1566	0.1175	0.0979	0.0783

	Table B
	Net Asset Value of Account
	First	Next	Next	Next	Next	Next	Over
Account	$25 million	$75 million	$100 million	$300 million	$500 million	$500 million	$1.5 billion
MidCap	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%
SmallCap	0.4699	0.3524	0.2643	0.2448	0.2154	0.1762	0.1175

Table C
Sub-Advisor
Percentage
Account	Fee
International Emerging Markets	0.4895%
International SmallCap	0.4895
Money Market	0.0734
LargeCap Stock Index	0.0147
Principal LifeTime 2010	0.0416
Principal LifeTime 2020	0.0416
Principal LifeTime 2030	0.0416
Principal LifeTime 2040	0.0416
Principal LifeTime 2050	0.0416
Principal LifeTime Strategic Income	0.0416

Accounts for which Edge serves as Sub-Advisor. Edge is Sub-Advisor for each Account identified below in Tables A, B, and C. Principal pays Edge a fee, computed and paid monthly, at an annual rate as shown below.

In calculating the fee for an Account included in Table A, assets of all other Accounts included in Table A as well as assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which invests primarily in fixed-income securities (except money market separate accounts or investment companies), will be combined with the assets of the Account to arrive at net assets.

In calculating the fee for an Account included in Table B, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which have the same investment mandate (e.g. MidCap Stock) as the Account for which the fee is calculated, will be combined with the assets of the Account to arrive at net assets.

Principal Variable Contracts Fund, Inc.	COST OF MANAGER’S SERVICES 61

Edge Sub-Advised Accounts
	Table A
	Net Asset Value of Account
	First	Next	Next	Over
Account	$5 billion	$1 billion	$4 billion	$10 billion
Income, Mortgage Securities, and Short-Term Income	0.1126%	0.0979%	0.0930%	0.0881%

	Table B
	Net Asset Value of Account
	First	Next	Next	Next	Next	Next	Over
Account	$50 million	$50 million	$100 million	$200 million	$350 million	$750 million	$1.5 billion

Equity Income I	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%

	First	Next	Next	Next	Next	Next	Over
	$25 million	$75 million	$100 million	$300 million	$500 million	$500 million	$1.5 billion
MidCap Stock and West Coast Equity	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%

Table C
Account	Sub-Advisor Fee as a % of Net Assets
SAM Balanced Portfolio	0.0416%
SAM Conservative Balanced Portfolio	0.0416
SAM Conservative Growth Portfolio	0.0416
SAM Flexible Income Portfolio	0.0416
SAM Strategic Growth Portfolio	0.0416

All Other Accounts.  In calculating the fee for each Account, each Sub-Advisor, except J.P. Morgan, has agreed that assets of any existing registered investment company sponsored by Principal Life Insurance Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the Account for which the fee is being calculated, will be combined (together, the “Aggregated Assets”). The fee charged for the assets in an Account shall be determined by calculating a fee on the value of the Aggregated Assets using the fee schedules described in the tables below and multiplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the Account and the denominator of which is the amount of the Aggregated Assets.

	Net Asset Value of Account
	First	Next	Next	Over
Account	$40 million	$160 million	$100 million	$300 million

Asset Allocation - Van Kampen	0.45%	0.30%	0.25%	0.20%

	Net Asset Value of Account
	First	Next	Next	Over
Account	$250 million	$250 million	$500 million	$1 billion

Equity Growth - T. Rowe Price	0.40%	0.375%	0.35%	0.35% on all assets

T. Rowe Price has agreed to a voluntary fee waiver and charges 0.35% on all assets. This voluntary fee waiver may be terminated by T. Rowe Price at any time.

	Net Asset Value of Account
	First	Next	Next	Over
Account	$200 million	$300 million	$250 million	$750 million

Equity Value - American Century	0.40%	0.35%	0.30%	0.28%

	Net Asset Value of Account
	First	Next	Next	Next	Next	Next	Next	Next	Over
Account	$50 million	$50 million	$100 million	$200 million	$350 million	$750 million	$500 million	$2.5 billion	$4.5 billion

Growth - CCI	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%	0.2448%	0.1664%

62 COST OF MANAGER’S SERVICES	Principal Variable Contracts Fund, Inc.

	Net Asset Value of Account
	First	Next	Next	Next	Over
Account	$50 million	$200 million	$350 million	$400 million	$1 billion

LargeCap Blend - T. Rowe Price	0.40%	0.35%	0.30%	0.275%	0.275% on all assets

	Net Asset Value of Account
	First	Next	Next	Next	Next	Next	Next
Account	$10 million	$15 million	$25 million	$50 million	$50 million	$50 million	$200 million
LargeCap Value - AllianceBernstein	0.60%	0.50%	0.40%	0.30%	0.25%	0.225%	0.20%

	Net Asset Value of Account
	First	Over
Account	$50 million	$50 million

MidCap Growth - Mellon Capital	0.40%	0.35%

	Net Asset Value of Account
	First	Next	Next	Next
Account	$100 million	$150 million	$250 million	$250 million	Thereafter
MidCap Value - Neuberger Berman	0.50%	0.475%	0.45%	0.425%	0.40%

	Net Asset Value of Account
	First	Over
Account	$100 million	$100 million
MidCap Value - Jacobs Levy	0.65%	0.50%

	Net Asset Value of Account
	First	Next	Over
Account	$1 billion	$500 million	$1.5 billion
Real Estate Securities - Principal - REI	0.4895%	0.4405%	0.3916%

	Net Asset Value of Account
	First	Next	Over
Account	$50 million	$250 million	$300 million
SmallCap Growth - UBS Global AM	0.60%	0.55%	0.45%

	Net Asset Value of Fund
	First	Next	Next	Over
Fund	$50 million	$50 million	$50 million	$150 million
SmallCap Growth - Essex	0.70%	0.60%	0.55%	0.50%

	Net Asset Value of Account
	First	Next	Next	Over
Account	$10 million	$40 million	$150 million	$200 million
SmallCap Growth - Emerald	0.75%	0.60%	0.50%	0.45%

	Net Asset Value of Account
	First	Next	Over
Account	$100 million	$200 million	$300 million
SmallCap Value - Mellon Capital/J.P. Morgan	0.50%	0.45%	0.35%

Principal Variable Contracts Fund, Inc.	COST OF MANAGER’S SERVICES 63

Fees paid for Sub-Advisory services during the periods indicated were as follows:

	Sub-Advisor Fees For Periods Ended December 31,
Account	2007	2006	2005

Asset Allocation	$369,463	$359,724	$357,978
Balanced	109,551	116,451	126,028
Bond	440,899	379,920	217,117
Capital Value	228,834	358,080	358,111
Diversified International	517,796	319,193	247,925
Equity Growth	988,104	874,301	899,715
Equity Income	488,078	175,439	106,498
Equity Value	25,508	19,981	10,838
Government & High Quality Bond	305,090	316,939	340,937
Growth	828,116	142,364	170,822
Income	192,912	—	—
International Emerging Markets	884,010	466,669	269,798
International SmallCap	1,001,512	803,709	565,335
LargeCap Blend	851,699	433,882	321,517
LargeCap Growth Equity	43,016
LargeCap Stock Index	31,489	28,318	24,167
LargeCap Value	451,379	329,869	208,538
MidCap	645,722	674,092	573,398
MidCap Growth	282,246	259,299	221,801
MidCap Stock	135,104	—	—
MidCap Value	773,981	603,960	430,137
Money Market	168,860	117,413	69,458
Mortgage Securities	248,907	—	—
Principal LifeTime 2010	14,863	8,192	1,570
Principal LifeTime 2020	57,697	22,924	3,179
Principal LifeTime 2030	9,531	3,574	456
Principal LifeTime 2040	4,519	1,629	274
Principal LifeTime 2050	3,070	1,021	116
Principal LifeTime Strategic Income	6,827	3,769	1,570
Real Estate Securities	1,254,211	1,025,123	594,787
SAM Balanced	296,104	—	—
SAM Conservative Balanced	31,213	—	—
SAM Conservative Growth	166,143	—	—
SAM Flexible Income	73,919	—	—
SAM Strategic Growth	94,259	—	—
Short-Term Bond	137,116	102,644	69,334
Short-Term Income	43,955	—	—
SmallCap	191,628	184,784	169,636
SmallCap Growth	660,763	387,466	339,255
SmallCap Value	976,668	737,912	577,223
West Coast Equity	208,412	—	—

*	Period from May 26, 2005, date the Account began utilizing a Sub-Advisor, through December 31, 2005

Operating Expense Limits
Principal has contractually agreed to limit the Fund’s expenses for Class 1 and Class 2 shares of certain Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses, excluding interest expense and acquired fund fees and expenses, at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The operating expense limits and the agreement terms are as follows:

Account	Class 1	Class 2	Expiration

Principal LifeTime 2040 Account	0.13%	N/A	April 30, 2009
Principal LifeTime 2050 Account	0.12%	N/A	April 30, 2009
Principal LifeTime Strategic Income Account	0.14%	N/A	April 30, 2009
SmallCap Value Account	1.01%	1.26%	April 30, 2009

Custodian
The custodian for the portfolio securities and cash assets of the Accounts is Bank of New York, 100 Church Street, 10th Floor, Brooklyn, NY 10286. The custodian performs no managerial or policymaking functions for the Fund or the Accounts.

64 COST OF MANAGER’S SERVICES	Principal Variable Contracts Fund, Inc.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage on Purchases and Sales of Securities
All orders for the purchase or sale of portfolio securities are placed on behalf of an Account by the Account’s Sub-Advisor or Sub-Sub-Advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Account, the objective of each Account’s Sub-Advisor is to obtain the best overall terms. In pursuing this objective, a Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that a Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction, b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Sub-Advisor exercises investment discretion. The Board has also adopted a policy and procedure designed to prevent the funds from compensating a broker/dealer for promoting or selling fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling fund shares. Therefore, the Sub-Advisor may not compensate a broker/dealer for promoting or selling fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling fund shares. A Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

A Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy, and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. A Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and a Sub-Advisor may use it in servicing some or all of the accounts it manages. Sub-Advisors allocated portfolio transactions for the Accounts indicated in the following table to certain brokers for the year ended December 31, 2007 due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

	Amount of Transaction
	for which Soft Dollar	Soft Dollar
Account	Commissions were paid	Commissions Paid
Asset Allocation	$15,358,876	$13,294
Capital Value	60,848,524	66,149
Diversified International	107,492,000	206,468
Equity Income I	860,048,935	446,314
Growth	762,145	76,066
International Emerging Markets	40,838,551	104,898
International SmallCap	29,129,210	55,513
LargeCap Stock Index	181,708	247
LargeCap Value	42,753,022	14,445
MidCap	29,632,629	34,883
MidCap Growth	171,916,340	12,078
MidCap Stock	61,185,153	58,430
MidCap Value	16,320,210	21,540
Real Estate Securities	64,703,591	40,785
SmallCap	18,431,854	21,246
SmallCap Growth	26,707,159	39,643
SmallCap Value	107,292,503	1,440
West Coast Equity	69,108,033	61,842

Principal Variable Contracts Fund, Inc.	BROKERAGE ALLOCATION AND OTHER PRACTICES 65

Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby an Account may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or the Manager, participates. These procedures prohibit an Account from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Account could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.

The Board has approved procedures that permit an Account to effect a purchase or sale transaction between the Account and any other affiliated mutual fund or between the Account and affiliated persons of the Account under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.

The Board has also approved procedures that permit an Account’s sub-advisor to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to the Account’s procedures.

Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Account paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.

The Board has approved procedures whereby an Account may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to an Account. It provides a way to gain control over the commission expenses incurred by an Account’s Manager and/or Sub-Advisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. An Account can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Accounts may participate in a program through a relationship with Frank Russell Securities, Inc. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Accounts.

66 BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Variable Contracts Fund, Inc.

The following table shows the brokerage commissions paid during the periods indicated.

	Total Brokerage Commissions Paid
	for Periods ended December 31
Account	2007	2006	2005

Asset Allocation	$21,941	$14,456	$35,452
Balanced	113,233	127,011	126,012
Bond	20,780	0	0
Capital Value	575,706	494,187	797,323
Diversified International	2,289,939	1,355,357	1,220,449
Equity Growth	251,095	258,008	328,962
Equity Income	601,005	N/A	N/A
Equity Value	1,569	771	822
Growth	808,948	271,278	238,697
International Emerging Markets	1,384,577	728,373	567,487
International SmallCap	865,035	872,866	621,674
LargeCap Blend	490,490	167,835	114,933
LargeCap Stock Index	15,042	10,996	11,824
LargeCap Value	61,114	62,195	56,822
MidCap	299,014	493,827	566,537
MidCap Growth	135,473	180,936	133,296
MidCap Stock	69,953	N/A	N/A
MidCap Value	219,280	293,679	139,692
Real Estate Securities	349,868	149,463	93,466
SmallCap	156,020	398,512	371,599
SmallCap Growth	417,582	197,944	134,978
SmallCap Value	254,841	182,235	151,715
West Coast Equity	79,225	N/A	N/A

The primary reasons for changes in several Accounts’ brokerage commissions for the three years were changes in Account size; changes in market conditions; and changes in money managers of certain Accounts, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.

Principal Variable Contracts Fund, Inc.	BROKERAGE ALLOCATION AND OTHER PRACTICES 67

Certain broker-dealers are considered to be affiliates of the Fund:

Brokerage Commissions were Paid to the Following Broker-Dealers who are
Affiliated	Sub-Advisor Employed by Principal Investors	Principal Investors Fund Advised by	Principal Variable Contracts Account Advised
with the Sub-Advisor	Fund or Principal Variable Contracts Fund	Sub-Advisor	by Sub-Advisor

Goldman Sachs & Co.; Goldman Sachs Execution & Clearing, LP	Goldman Sachs Asset Management LP	Partners LargeCap Blend I and Partners MidCap Value I	N/A

B-Trade Services, LLC; BNY Capital Markets, Inc.; BNY Brokerage, Inc.; Pershing, LLC	BNY Investment Advisors	Partners LargeCap Growth II and Partners LargeCap Value	N/A

Dean Witter Reynolds, Inc.; Morgan Stanley & Co. Inc.	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	California Municipal and Tax-Exempt Bond I	Asset Allocation

Fidelity Brokerage Services, LLC; National Financial Services, LLC	Pyramis Global Advisors, LLC	Partners International	N/A

JP Morgan Cazenove Limited	American Century Investment Management, Inc.	Partners LargeCap Growth II and Partners LargeCap Value II	Equity Value

JP Morgan Cazenove Limited	J.P. Morgan Investment Management, Inc.	High Yield, Partners Global Equity and Partners SmallCap Value I	Equity Value

JP Morgan Securities	American Century Investment Management, Inc.	Partners LargeCap Growth II and Partners LargeCap Value II	Equity Value

JP Morgan Securities	J.P. Morgan Investment Management, Inc.	High Yield, Partners Global Equity and Partners SmallCap Value I	Equity Value

Lehman Brothers, Inc.; Neuberger Berman, LLC	Neuberger Berman Management Inc.	Partners MidCap Value	MidCap Value

Sanford C. Bernstein & Co., LLC	AllianceBernstein L.P.	Partners LargeCap Value and Partners SmallCap Growth I	LargeCap Value

Spectrum Asset Management, Inc.	Columbus Circle Investors	LargeCap Growth, MidCap Growth and Partners SmallCap Growth III	Growth

Spectrum Asset Management, Inc.	Edge Asset Management, Inc.	Equity Income I, High Yield II, Income, MidCap Stock, Mortgage Securities, Short-Term Income, Strategic Asset Management Portfolios and West Coast Equity	Equity Income I, Income, MidCap Stock, Mortgage Securities, Short-Term Income, Strategic Asset Management Portfolios, West Coast Equity

Spectrum Asset Management, Inc.	Principal Global Investors, LLC	Bond & Mortgage Securities, Disciplined LargeCap Blend, Diversified International, Government & High Quality Bond, Inflation Protection, International Emerging Markets, International Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend; MidCap S&P 400 Index, MidCap Value, Money Market, Principal LifeTime Funds, Short-Term Bond, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index, SmallCap Value, Ultra Short Bond	Balanced, Bond, Capital Value, Diversified International, Government & High Quality Bond, International Emerging Markets, International SmallCap, LargeCap Stock Index, MidCap, Money Market, Principal LifeTime Accounts, Short-Term Bond, SmallCap

68 BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Variable Contracts Fund, Inc.

Brokerage Commissions were Paid to the Following Broker-Dealers who are
Affiliated	Sub-Advisor Employed by Principal Investors	Principal Investors Fund Advised by	Principal Variable Contracts Account Advised
with the Sub-Advisor	Fund or Principal Variable Contracts Fund	Sub-Advisor	by Sub-Advisor

Spectrum Asset Management, Inc.	Principal Real Estate Investors, LLC	Global Real Estate Securities and Real Estate Securities	Real Estate Securities

Spectrum Asset Management, Inc.	Spectrum Asset Management, Inc.	Preferred Securities	N/A

UBS Financial Services, Inc.; UBS Securities LLC	UBS Global Asset Management (Americas) Inc.	Partners LargeCap Value I and Partners SmallCap Growth II	SmallCap Growth

Brokerage commissions paid to affiliates during the periods ending December 31 were as follows:

	Commissions Paid to BNY Brokerage, Inc.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Balanced
2007	2,791	2.46	1.38
2006	1,693	1.33	0.92
2005	885	0.70	0.38
Capital Value
2007	10,597	1.84	1.34
2006	4,913	0.99	0.47
2005	4,747	0.60	0.61
Diversified International
2005	10	0.00	0.00
Equity Growth
2007	127	0.05	0.16
2006	1,526	0.59	0.70
2005	792	0.24	0.19
Equity Income
2007	43,769	7.28	6.68
Growth
2005	1,160	0.49	0.67
International Emerging Markets
2007	598	0.04	0.15
2005	50	0.01	0.03
LargeCap Blend
2007	795	0.16	0.14
2006	335	0.20	0.19
2005	258	0.22	0.34
LargeCap Stock Index
2007	210	1.39	0.20
2006	327	2.97	0.17
2005	40	0.33	0.29
LargeCap Value
2007	574	0.94	0.78
2006	879	1.41	0.77
MidCap
2007	6,796	2.27	1.94
2006	4,380	0.89	0.80
2005	3,613	0.64	0.64
MidCap Growth
2007	290	0.21	0.32
2006	3,664	2.02	1.11
2005	513	0.38	0.51
MidCap Stock
2007	4,682	6.69	7.44
SmallCap
2007	375	0.24	0.24
2006	1,996	0.50	0.41
2005	892	0.24	0.14

Principal Variable Contracts Fund, Inc.	BROKERAGE ALLOCATION AND OTHER PRACTICES 69

	Commissions Paid to BNY Brokerage, Inc.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
SmallCap Growth
2007	39	0.01	0.01
SmallCap Value
2006	264	0.14	0.11
2005	45	0.03	0.01
West Coast Equity
2007	9,897	12.49	17.79

	Commissions Paid to BNY Capital Markets, Inc.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
MidCap Value
2006	732	0.25	0.09
SmallCap Growth
2007	3,270	0.78	0.34

	Commissions Paid to B-Trade Services, LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Balanced
2007	121	0.11	0.13
2006	673	0.53	0.66
Capital Value
2006	43	0.01	0.02
Diversified International
2007	34	0.00	0.00
2006	387	0.03	0.06
Equity Growth
2007	1,742	0.69	1.37
2006	10,077	3.91	8.49
Equity Value
2007	1	0.09	0.19
2006	2	0.20	0.24
International Emerging Markets
2007	73	0.01	0.01
International SmallCap
2007	525	0.06	0.10
2006	44	0.01	0.01
LargeCap Blend
2007	5,305	1.08	1.29
2006	7,165	4.27	2.97
MidCap
2006	5,182	1.05	2.25
MidCap Growth
2007	364	0.27	0.45
2006	746	0.41	0.53
Real Estate Securities
2006	451	0.30	0.78
SmallCap
2007	697	0.45	0.56
2006	7,175	1.80	3.12
SmallCap Growth
2007	23,065	5.52	6.65
2006	16,148	8.16	9.57
SmallCap Value
2006	154	0.08	0.10

70 BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Variable Contracts Fund, Inc.

	Commissions Paid to Dean Witter Reynolds, Inc.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
SmallCap Growth
2005	75	0.06	0.04

	Commissions Paid to Fidelity Brokerage Services, LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
MidCap Value
2007	1,772	0.81	1.21
2006	641	0.22	0.27
SmallCap
2005	474	0.13	0.08

	Commissions Paid to Goldman Sachs Execution & Clearing L.P.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Equity Growth
2007	493	0.20	0.65
2006	210	0.08	0.27
2005	1,554	0.47	1.37
Equity Value
2007	14	0.87	0.74
2006	5	0.65	0.52
2005	18	2.22	2.93
Growth
2007	66	0.01	0.01
2006	3,049	1.11	0.89
LargeCap Blend
2007	2,721	0.55	0.89
2006	439	0.26	0.62
2005	618	0.54	1.06
MidCap Value
2007	270	0.12	0.04
2005	50	0.04	0.04
SmallCap Growth
2007	7,471	1.79	1.53
2006	407	0.21	0.56
2005	438	0.32	0.73

	Commissions Paid to Goldman
	Sachs & Co.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Asset Allocation
2006	1,109	7.67	14.39
2005	5,570	15.71	20.40
Balanced
2007	1,549	1.37	1.01
2006	3,986	3.14	1.86
2005	7,575	6.01	2.68
Capital Value
2007	4,283	0.74	0.72
2006	20,670	4.18	2.76
2005	85,642	10.74	6.57

Principal Variable Contracts Fund, Inc.	BROKERAGE ALLOCATION AND OTHER PRACTICES 71

	Commissions Paid to Goldman
	Sachs & Co.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Diversified International
2007	134,250	5.86	4.86
2006	91,696	6.77	6.04
2005	57,309	4.70	4.67
Equity Growth
2007	9,560	3.81	3.12
2006	11,136	4.32	3.91
2005	5,646	1.72	1.77
Equity Value
2007	18	1.16	0.31
2006	9	1.13	0.29
2005	33	4.06	1.38
Growth
2007	4,116	0.51	0.42
2006	917	0.33	0.34
2005	7,236	3.03	4.17
International Emerging Markets
2007	59,774	4.32	3.97
2006	23,290	3.20	2.96
2005	12,844	2.26	2.24
International SmallCap
2007	33,996	3.93	3.44
2006	74,603	8.55	7.81
2005	15,582	2.51	2.44
LargeCap Blend
2007	16,925	3.45	2.17
2006	5,638	3.36	2.45
2005	3,988	3.47	3.78
LargeCap Stock Index
2005	161	1.36	0.58
LargeCap Value
2007	2,285	3.74	4.86
2006	6,236	10.03	10.76
2005	11,907	20.95	15.17
MidCap
2007	5,557	1.86	1.00
2006	9,319	1.89	1.80
2005	9,838	1.74	1.73
MidCap Growth
2007	2,411	1.78	1.83
2006	3,714	2.05	1.60
2005	11,784	8.84	7.49
MidCap Value
2007	1,446	0.66	0.24
2006	2,731	0.93	0.49
2005	2,497	1.79	1.64
Real Estate Securities
2007	4,520	1.29	0.97
2006	11,286	7.55	5.25
2005	7,876	8.43	7.00
SmallCap
2007	2,824	1.81	1.36
2006	6,359	1.60	1.10
2005	5,209	1.40	1.11
SmallCap Growth
2007	1,192	0.29	0.29
2006	837	0.42	0.37
2005	780	0.58	1.55
SmallCap Value
2007	10,944	4.29	4.95
2006	14,558	7.99	8.38
2005	7,252	4.78	6.02

72 BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Variable Contracts Fund, Inc.

	Commissions Paid to J.P. Morgan Cazenove Limited
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Diversified International
2007	4,180	0.18	0.20
2006	8,088	0.60	0.69
2005	8,653	0.71	0.79
International Emerging Markets
2005	280	0.05	0.08
International SmallCap
2007	3,491	0.40	0.48
2006	2,951	0.34	0.40
2005	4,648	0.75	0.87

	Commissions Paid to J.P. Morgan Securities
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Balanced
2007	4,643	4.10	2.60
2006	2,361	1.86	0.97
2005	1,486	1.18	0.62
Capital Value
2007	33,521	5.82	3.81
2006	12,618	2.55	1.57
2005	13,040	1.64	1.69
Diversified International
2007	126,726	5.53	4.61
2006	50,805	3.75	3.19
2005	33,218	2.72	2.38
Equity Growth
2007	18,650	7.43	6.23
2006	9,439	3.66	3.08
2005	10,478	3.19	3.78
Equity Income
2007	6,204	1.03	1.48
Equity Value
2007	2	0.13	0.06
2006	1	0.10	0.08
2005	3	0.36	0.12
Growth
2007	20,694	2.56	2.09
2006	240	0.10	0.10
2005	1,764	0.60	0.49
International Emerging Markets
2007	93,837	6.78	6.57
2006	45,939	6.31	6.48
2005	25,847	4.55	4.29
International SmallCap
2007	26,681	3.08	2.80
2006	19,371	2.22	2.26
2005	14,974	2.41	2.58
LargeCap Blend
2007	9,537	1.94	2.19
2006	5,192	3.09	2.61
2005	4,180	3.64	2.85
LargeCap Value
2007	277	0.45	0.91
2006	304	0.49	0.20
MidCap
2007	11,529	3.86	3.60
2006	8,092	1.64	1.56
2005	17,398	3.07	3.55

Principal Variable Contracts Fund, Inc.	BROKERAGE ALLOCATION AND OTHER PRACTICES 73

	Commissions Paid to J.P. Morgan Securities
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
MidCap Growth
2007	9,559	7.06	4.75
2006	9,644	5.33	4.64
2005	6,685	5.02	4.60
MidCap Stock
2007	976	1.40	1.56
MidCap Value
2007	2,040	0.93	0.47
2006	5,085	1.73	0.82
2005	2,626	1.88	1.50
Real Estate Securities
2007	25,306	7.23	5.31
2006	4,455	2.98	3.51
2005	142	0.15	0.21
SmallCap
2007	8,067	5.17	3.77
2006	6,941	1.74	1.03
2005	5,189	1.40	1.02
SmallCap Growth
2007	22,969	5.50	3.67
2006	13,746	6.94	5.11
2005	5,291	3.92	2.04
SmallCap Value
2007	7,025	2.76	2.84
2006	3,908	2.14	2.06
2005	1,432	0.94	0.55
West Coast Equity
2007	196	0.25	0.11

	Commissions Paid to Lehman Brothers
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Asset Allocation
2007	7	0.03	0.02
Balanced
2007	6,986	6.17	7.42
2006	5,158	4.06	5.20
2005	8,144	6.46	5.50
Capital Value
2007	38,759	6.73	7.72
2006	20,887	4.23	7.16
2005	58,269	7.31	6.59
Diversified International
2007	72,663	3.17	3.00
2006	52,116	3.85	5.31
2005	38,343	3.14	3.26
Equity Growth
2007	6,130	2.44	2.00
2006	2,732	1.06	1.60
2005	9,581	2.91	3.26
Equity Income
2007	12,528	2.08	1.58
Equity Value
2007	116	7.39	1.61
2006	4	0.57	0.23
2005	14	1.73	0.59
Growth
2007	90,353	11.17	8.31
2006	19,040	6.94	6.80
2005	42,047	17.62	14.78

74 BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Variable Contracts Fund, Inc.

	Commissions Paid to Lehman Brothers
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
International Emerging Markets
2007	30,501	2.20	2.07
2006	12,921	1.77	1.75
2005	16,067	2.83	2.68
International SmallCap
2007	20,653	2.39	3.41
2006	18,406	2.11	2.43
2005	13,898	2.24	2.36
LargeCap Blend
2007	6,559	1.34	1.38
2006	5,911	3.52	5.57
2005	4,671	4.06	4.52
LargeCap Stock Index
2007	10,479	69.66	58.41
2006	4,985	45.34	36.95
2005	3,074	26.00	27.47
LargeCap Value
2007	1,544	2.53	3.89
2006	1,143	1.84	2.16
MidCap
2007	11,737	3.93	4.96
2006	25,675	5.20	4.78
2005	50,872	8.98	8.89
MidCap Growth
2007	4,461	3.29	2.92
2006	10,688	5.91	5.35
2005	9,107	6.83	6.51
MidCap Stock
2007	2,383	3.41	2.96
MidCap Value
2007	28,813	13.14	8.57
2006	21,934	7.47	4.97
2005	24,894	17.82	15.69
Real Estate Securities
2007	46,816	13.38	13.29
2006	12,783	8.55	10.74
2005	15,314	16.38	21.17
SmallCap
2007	3,376	2.16	1.56
2006	7,746	1.94	1.80
2005	16,812	4.52	5.33
SmallCap Growth
2007	2,102	0.50	0.36
2006	1,809	0.91	0.89
2005	1,510	1.12	0.92
SmallCap Value
2007	9,973	3.91	3.57
2006	4,737	2.60	1.96
2005	3,403	2.24	2.17
West Coast Equity
2007	422	0.53	0.44

	Commissions Paid to Morgan Stanley & Co. Inc. (formerly Morgan Stanley DW, Inc.)
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Balanced
2007	3,730	3.29	5.14
2006	11,607	9.14	13.67
2005	6,968	5.53	7.84

Principal Variable Contracts Fund, Inc.	BROKERAGE ALLOCATION AND OTHER PRACTICES 75

	Commissions Paid to Morgan Stanley & Co. Inc. (formerly Morgan Stanley DW, Inc.)
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Capital Value
2007	10,376	1.80	1.64
2006	15,588	3.15	3.73
2005	33,184	4.16	6.25
Diversified International
2007	159,216	6.95	6.69
2006	94,126	6.94	6.88
2005	78,904	6.47	6.28
Equity Growth
2007	22,063	8.79	6.96
2006	12,537	4.86	4.46
2005	13,884	4.22	4.45
Equity Income
2007	20,234	3.37	3.85
Equity Value
2007	123	7.82	5.05
2006	28	3.60	0.68
2005	5	0.66	0.39
Growth
2007	25,261	3.12	3.82
2006	8,054	2.94	3.93
2005	6,473	2.71	2.88
International Emerging Markets
2007	117,344	8.48	7.74
2006	46,972	6.45	6.25
2005	49,626	8.74	10.66
International SmallCap
2007	62,610	7.24	7.07
2006	42,798	4.90	5.12
2005	44,995	7.24	6.90
LargeCap Blend
2007	13,493	2.75	2.61
2006	4,634	2.76	2.30
2005	4,408	3.84	4.28
LargeCap Stock Index
2007	767	5.10	8.19
2006	1,076	9.79	14.33
2005	2,888	24.42	25.30
LargeCap Value
2007	716	1.17	0.69
2006	4,230	6.80	12.26
2005	517	0.91	2.94
MidCap
2007	4,923	1.65	2.13
2006	14,832	3.00	3.74
2005	24,275	4.28	2.62
MidCap Growth
2007	8,116	5.99	6.27
2006	6,415	3.55	4.14
2005	7,585	5.69	5.02
MidCap Value
2007	5,605	2.56	1.23
2006	5,348	1.82	1.10
2005	2,547	1.82	2.79
Real Estate Securities
2007	6,208	1.77	1.25
2006	663	0.44	0.77
2005	1,732	1.85	0.55
SmallCap
2007	1,212	0.78	1.26
2006	4,589	1.15	1.53
2005	8,836	2.38	5.73

76 BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Variable Contracts Fund, Inc.

	Commissions Paid to Morgan Stanley & Co. Inc. (formerly Morgan Stanley DW, Inc.)
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
SmallCap Growth
2007	4,263	1.02	0.65
2006	1,152	0.58	0.44
2005	1,283	0.95	1.95
SmallCap Value
2007	3,885	1.52	1.57
2006	3,324	1.82	2.77
2005	11,214	7.39	10.25

	Commissions Paid to National Financial Services, LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Equity Growth
2007	45	0.02	0.03
LargeCap Blend
2007	12	0.00	0.00
2006	200	0.12	0.07
2005	132	0.11	0.04
MidCap Value
2007	98	0.04	0.00
2005	255	0.18	0.13
SmallCap Value
2006	264	0.14	0.12
2005	295	0.19	0.25

	Commissions Paid to Neuberger Berman, LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
MidCap Value
2005	510	0.37	0.09

	Commissions Paid to Pershing, LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Equity Growth
2005	148	0.04	0.04
International SmallCap
2007	435	0.05	0.04
LargeCap Value
2007	476	0.78	0.37
2006	8,914	14.33	5.82
2005	366	0.64	0.52
MidCap Value
2007	340	0.16	0.03
2006	855	0.29	0.10
2005	2,326	1.67	0.64
SmallCap Growth
2007	995	0.24	0.10
2006	2,215	1.12	1.14
2005	810	0.60	0.26

Principal Variable Contracts Fund, Inc.	BROKERAGE ALLOCATION AND OTHER PRACTICES 77

	Commissions Paid to Sanford C. Bernstein & Co. LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Asset Allocation
2006	635	4.39	8.86
Balanced
2007	258	0.23	0.17
2006	497	0.39	0.39
2005	4,586	3.64	2.93
Capital Value
2007	1,875	0.33	0.30
2006	5,652	1.14	1.18
2005	8,537	1.07	1.08
Diversified International
2006	1,960	0.14	0.13
Equity Growth
2007	4,335	1.73	1.63
2006	4,552	1.76	1.28
2005	9,696	2.95	1.93
Equity Income
2007	50,557	8.41	10.12
Equity Value
2007	60	3.84	5.86
2006	238	30.83	34.31
2005	173	21.06	26.85
Growth
2006	1,640	0.60	0.59
2005	1,819	0.76	0.76
International Emerging Markets
2006	403	0.06	0.12
LargeCap Blend
2007	4,664	0.95	0.64
2006	2,984	1.78	1.78
2005	4,302	3.74	2.99
LargeCap Value
2005	35,845	63.08	59.69
MidCap
2007	2,065	0.69	0.62
2006	5,663	1.15	0.92
2005	10,570	1.87	1.63
MidCap Growth
2007	1,158	0.85	1.77
2006	3,570	1.97	2.96
2005	448	0.34	0.48
MidCap Stock
2007	2,666	3.81	3.87
MidCap Value
2007	3,645	1.66	0.77
2006	8,033	2.74	1.92
2005	5,155	3.69	3.17
Real Estate Securities
2007	2,465	0.70	0.53
SmallCap
2007	234	0.15	0.12
2006	113	0.03	0.05
2005	1,289	0.35	0.49
SmallCap Growth
2007	32	0.01	0.01
2006	57	0.03	0.25
2005	300	0.22	0.40
SmallCap Value
2007	1,983	0.78	1.03
2006	11,817	6.48	8.51
2005	6,032	3.98	5.67
West Coast Equity
2007	3,655	4.61	6.45

78 BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Variable Contracts Fund, Inc.

	Commissions Paid to Spectrum Asset Management
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Bond
2007	20,780	100.00	100.00

	Commissions Paid to UBS Financial Services, Inc.
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
International SmallCap
2007	146	0.02	0.03
SmallCap Growth
2006	80	0.04	0.05
2005	595	0.44	0.20

	Commissions Paid to UBS Securities LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
Asset Allocation
2007	1,557	7.10	3.43
2006	783	5.42	9.90
2005	4,353	12.28	18.06
Balanced
2007	11,199	9.89	12.88
2006	12,163	9.58	8.42
2005	7,064	5.61	5.55
Capital Value
2007	32,286	5.61	5.02
2006	28,999	5.87	5.24
2005	60,571	7.60	8.34
Diversified International
2007	234,676	10.25	14.67
2006	141,223	10.42	10.74
2005	160,448	13.15	15.16
Equity Growth
2007	8,183	3.26	4.16
2006	29,028	11.25	8.63
2005	26,355	8.01	6.40
Equity Income
2007	29,165	4.85	4.81
Equity Value
2007	125	7.99	10.75
2006	7	0.93	0.16
2005	18	2.19	0.66
Growth
2007	49,100	6.07	9.75
2006	13,864	5.05	4.91
2005	13,560	5.68	3.71
International Emerging Markets
2007	150,516	10.87	11.94
2006	55,676	7.64	7.82
2005	76,236	13.43	14.10
International SmallCap
2007	63,643	7.36	8.05
2006	96,904	11.10	10.53
2005	71,751	11.54	12.82
LargeCap Blend
2007	91,009	18.55	24.68
2006	7,855	4.68	4.74
2005	6,302	5.48	6.26

Principal Variable Contracts Fund, Inc.	BROKERAGE ALLOCATION AND OTHER PRACTICES 79

	Commissions Paid to UBS Securities LLC
	Total Dollar	As Percent of	Percent of Dollar Amount of
Account	Amount	Total Commissions	Commissionable Transactions
LargeCap Stock Index
2007	230	1.53	1.78
2006	202	1.84	2.48
2005	47	0.40	0.41
LargeCap Value
2007	6,306	10.32	16.32
2006	1,047	1.68	3.20
2005	691	1.22	5.79
MidCap
2007	14,921	4.99	3.73
2006	31,293	6.34	4.61
2005	17,814	3.14	3.12
MidCap Growth
2005	1,596	1.20	1.08
MidCap Stock
2007	1,716	2.45	2.54
MidCap Value
2007	5,491	2.50	0.98
2006	4,479	1.52	0.71
2005	1,614	1.16	1.08
Real Estate Securities
2007	22,567	6.45	6.00
2006	2,484	1.66	1.97
2005	2,100	2.25	1.71
SmallCap
2007	8,055	5.16	4.43
2006	21,025	5.28	7.60
2005	20,872	5.62	5.47
SmallCap Growth
2007	46,640	11.17	21.58
2006	645	0.33	0.16
2005	1,939	1.44	2.38
SmallCap Value
2007	19,962	7.83	9.01
2006	1,533	0.84	0.53
2005	5,015	3.31	2.52
West Coast Equity
2007	963	1.21	1.57

Material differences, if any, between the percentage of an Account’s brokerage commissions paid to a broker and the percentage of transactions effected through that broker reflect the commissions rates the sub-advisor has negotiated with the broker. Commission rates a sub-advisor pays to brokers may vary and reflect such factors as the trading volume placed with a broker, the type of security, the market in which a security is traded and the trading volume of that security, the types of services provided by the broker (i.e. execution services only or additional research services) and the quality of a broker’s execution.

Allocation of Trades by the Sub-Advisors and Sub-Sub-Advisors
Each Sub-Advisor and Sub-Sub-Advisor manages a number of accounts other than the Account’s portfolios. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and ensures that all clients are treated fairly and equitably.

Investments the Sub-Advisor or Sub-Sub-Advisor deems appropriate for the Account’s portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Account’s portfolio and other accounts. In such circumstances, the Sub-Advisor or Sub-Sub-Advisor may determine that orders for the purchase or sale of the same security for the Account’s portfolio and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Sub-Advisor or Sub-Sub-Advisor to be equitable and in the best interests of the Account portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Account believes that its participation in such transactions on balance will produce better overall results for the Account.

80 BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Variable Contracts Fund, Inc.

PRICING OF FUND SHARES

Each Account’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Account’s NAV for each class is calculated each day the New York Stock Exchange (“NYSE”) is open, as of the close of business of the Exchange (normally 3:00 p.m. Central Time). The NAV of Account shares is not determined on days the NYSE is closed (generally, New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.

For all Accounts except the Money Market Account, the share price is calculated by:

•	taking the current market value of the total assets of the Fund
•	subtracting liabilities of the Fund
•	dividing the remainder proportionately into the classes of the Fund
•	subtracting the liability of each class
•	dividing the remainder by the total number of shares owned in that class.

In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

Municipal securities held by the Accounts are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Accounts and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.

Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Account will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board of Directors.

A Fund’s securities may be traded on foreign securities markets that close each day prior to the time the NYSE closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated. Significant events can be specific to a single security or can include events that impact a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board of Directors as may from time to time be necessary.

Principal Variable Contracts Fund, Inc.	PRICING OF FUND SHARES 81

Money Market Account
The share price of shares of the Money Market Account is determined at the same time and on the same days as the Accounts described above. All securities held by the Money Market Account are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Account assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.

Use of the amortized cost valuation method by the Money Market Account requires the Account to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Account invests only in obligations determined by the Directors to be of high quality with minimal credit risks.

The Board of Directors has established procedures for the Money Market Account designed to stabilize, to the extent reasonably possible, the Account’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Manager to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Board of Directors promptly considers what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to shareholders, it takes such corrective action as it regards as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Account may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.

MULTIPLE CLASS STRUCTURE

The Board of Directors has adopted a multiple class plan (the Multiple Class Plan) pursuant to SEC Rule 18f-3. Each Account offers Class 1 shares. The Accounts that offer Class 2 shares are identified in the chart included under the heading “Fund History.”

Distributor
Principal Funds Distributor, Inc. (“PFD”), a Washington corporation, serves as the Distributor for the Fund’s Class 1 and Class 2 share classes on a continuous basis. PFD is a registered broker-dealer under the Securities and Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

PFD is located at 1100 Investment Boulevard, El Dorado Hills, CA 95762-5710.

PFD serves as distributor to the Fund pursuant to a Distribution Agreement (“Distribution Agreement”), which provides that the Fund will pay all fees and expenses in connection with (1) the preparation and filing of registration statements (2) necessary state filings (3) preparation and distribution of prospectuses and shareholder reports to current shareholders, tax information, notices, proxy statements and proxies, (4) preparation and distribution of dividend and capital gain payments to shareholders, (5) issuance, transfer, registry and maintenance of open account charges and (6) communication with shareholders concerning these items. The Fund will also pay taxes including, in the case of redeemed shares, any initial transfer taxes unpaid. PFD will assume responsibility for (or will enter into arrangements providing for the payment of) the expense of printing prospectuses used for the solicitation of new accounts of the Fund. PFD will also pay (or will enter into arrangements providing for the payment of) the expenses of other sales literature for the Fund as well as other expenses in connection with the sale and offering for sale of Fund shares.

82 MULTIPLE CLASS STRUCTURE	Principal Variable Contracts Fund, Inc.

Pursuant to the Distribution Agreement, PFD acts as an agent of the Fund in connection with the sale of Fund shares in the various states PFD is qualified as a broker-dealer. PFD accepts orders for Fund shares at net asset value. Other than a 12b-1 fees paid to PFD with respect Class 2 shares, no compensation is paid to PFD.

The following 12b-1 payments were made to Princor Financial Services Corporation (the Distributor for this time period) for the period ending December 31, 2007:

12b-1 Fees for the
Periods Ended
Account	December 31, 2007*

Diversified International Account	$16
Equity Income Account I	194
Growth Account	3
Income Account	37
LargeCap Blend Account	9
MidCap Stock Account	34
Money Market Account	9
Mortgage Securities Account	10
Real Estate Securities Account	6
SAM Balanced Portfolio	552
SAM Conservative Balanced Portfolio	76
SAM Conservative Growth Portfolio	322
SAM Flexible Income Portfolio	144
SAM Strategic Growth Portfolio	192
Short-Term Income Account	7
SmallCap Growth Account	12
SmallCap Value Account	1
West Coast Equity Account	42

*	Amounts in thousands.

The Class 1 and Class 2 shares are available without any front-end sales charge or contingent deferred sales charge.

Rule 12b-1 Fees / Distribution Plans and Agreements
Class 2 shares of the Fund are subject to a Distribution Plan and Agreement (described below) sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholders of the Class 2 shares have approved and entered into a Distribution Plan and Agreement. The Fund believes the Distribution Plan and Agreement will be beneficial as it may position the Fund to be able to build and retain assets which will, in turn, have a positive effect on total expense ratios and provide flexibility in the management of the Fund by reducing the need to liquidate portfolio securities to meet redemptions. The Fund also believes the Plan will encourage registered representatives to provide ongoing servicing to the shareholders.

In adopting the Plan, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act), hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the Accounts and the shareholders of the affected class. Pursuant to Rule 12b-1, information about revenues and expenses under the Plan is presented to the Board of Directors each quarter for its consideration in continuing the Plan. Continuance of the Plan must be approved by the Board of Directors, including a majority of the independent directors, annually. The Plan may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the Plan may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plan may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

Payments under the 12b-1 plans will normally be made for accounts that are closed to new investors.

Principal Variable Contracts Fund, Inc.	MULTIPLE CLASS STRUCTURE 83

The Plan provides that each Account makes payments to the Distributor from assets of the Class 2 shares to compensate the Distributor and other selling dealers, various banks, broker-dealers, and other financial intermediaries, for providing certain services to the Account. Such services may include:

•	formulation and implementation of marketing and promotional activities;
•	preparation, printing, and distribution of sales literature;
•	preparation, printing, and distribution of prospectuses and the Account reports to other than existing shareholders;
•	obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;
•	making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and
•	providing training, marketing, and support with respect to the sale of shares.

The Account pays the Distributor a fee after the end of each month at an annual rate of 0.25% of the daily net asset value of the assets attributable to the Class 2 shares.

The Distributor may remit on a continuous basis up to 0.25% to its registered representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.

At least quarterly, the Distributor will provide to the Fund’s Board of Directors, and the Board will review, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

If the Distributor’s actual expenses are less than the Rule 12b-1 fee it receives, the Distributor is entitled to retain the full amount of the fees.

TAX STATUS

It is the policy of each Account to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, the Fund intends to qualify for the tax treatment accorded to regulated investment companies under the applicable provisions of the Internal Revenue Code. This means that in each year in which the Fund so qualifies, it is exempt from federal income tax upon the amount so distributed to investors. If an Account fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders’ ability to treat distributions of the Account in the manner they were received by the Account.

For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated at 60% long-term and 40% short-term. In addition, an Account must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. An Account may elect out of such tax treatment, however, for a futures or options position that is part of an “identified mixed straddle” such as a put option purchased by the Account with respect to a portfolio security. Gains and losses on figures and options included in an identified mixed straddle will be considered 100% short-term and unrealized gain or loss on such positions will not be realized at year end. The straddle provisions of the Code may require the deferral of realized losses to the extent that the Account has unrealized gains in certain offsetting positions at the end of the fiscal year, and may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

The 1986 Tax Reform Act imposes an excise tax on mutual funds that fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. The Fund intends to comply with the Act’s requirements and to avoid this excise tax.

84 TAX STATUS	Principal Variable Contracts Fund, Inc.

PORTFOLIO HOLDINGS DISCLOSURE

A mutual fund and its investment adviser may disclose information regarding the Account’s portfolio securities only in a manner consistent with the antifraud provisions of the federal securities laws and applicable fiduciary duties. Divulging non-public portfolio holdings to selected third parties is permissible only when the Fund has a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality, including a duty to not trade on the non-public information.

The Fund files a schedule of portfolio investments with the SEC on Form N-Q within 60 days after the end of the Fund’s first and third fiscal quarters, and in connection with the N-CSR filing after the close of its second and fourth fiscal quarters. The portfolio information included in these filings is as of the last calendar day of the respective fiscal quarter. The information is public information upon filing with the SEC. It is the Fund’s policy to disclose only public information regarding portfolio holdings, except as described below.

Policy. The Fund and Principal have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:

1)	Daily to the Fund’s portfolio pricing services, FT Interactive Data Corporation, to obtain prices for portfolio securities;

2)	Upon proper request to government regulatory agencies or to self regulatory organizations;

3)	As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Fund;

4)	To the sub-adviser’s proxy service providers (RiskMetrics (f/k/a ISS), Broadridge (f/k/a ADP), and Glass Lewis & Co.) to facilitate voting of proxies; and

5)	To the Account’s custodian, Bank of New York, in connection with the services provided by the custodian to the Account.

The Account is also permitted to enter into arrangements to disclose portfolio holdings to other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Fund, the Manager or the Account’s sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Account’s shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund’s Chief Compliance Officer (“CCO”) must approve such disclosure, in writing before it occurs. Such third parties currently include:

Bloomberg, LP	Frank Russell Company
Check Free Investment Services	Hub Data
Confluence Technologies, Inc.	Investment Company Institute
Depository Trust Co.	Mellon Analytical Solutions
Eagle Investment Systems	Russell Implementation Services
EzE Castle Software LLC	R.R. Donnelley and Sons Company
FactSet Research Systems	Vestek
Financial Tracking
Frank Russell Securities, Inc.

Any agreement by which any Account or any party acting on behalf of the Fund agrees to provide Account portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions. A written record of approval will be made by the person granting approval.

Principal Variable Contracts Fund, Inc.	PORTFOLIO HOLDINGS DISCLOSURE 85

The Fund may also disclose to Edge, non-public portfolio holdings information relating to the underlying Accounts in which the SAM portfolios invest to facilitate Edge’s management of the portfolios. Edge may use Underlying Fund portfolio holdings information of fund managed by unaffiliated advisory firms solely for the purpose of managing the SAM portfolios.

The Fund’s non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Fund’s shares, third party service providers, rating and ranking organizations, and affiliated persons of the Fund. Neither the Fund nor the Manager nor any other party receive compensation in connection with the disclosure of Fund portfolio information. The Fund’s CCO will periodically, but no less frequently than annually, review the Fund’s portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Fund’s Board of Directors. In addition, the Fund’s Board of Directors must approve any change in the Fund’s portfolio holdings disclosure policy that would expand the distribution of such information.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has adopted a policy delegating to the Fund’s Manager or Sub-Advisor, as appropriate, authority to vote proxies relating to the portfolio securities held in each Account, with the Board exercising continuing oversight of the exercise of the delegated authority. The Manager or Sub-Advisor follows its own proxy voting policies and procedures. A copy of each Sub-Advisor’s proxy voting policies and procedures is included in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board for approval.

The Principal LifeTime Accounts and SAM Portfolios invest in shares of other Accounts. The Manager is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, the Manager will vote shares of such fund on any proposal submitted to the fund’s shareholders in the same proportion as the votes of other shareholders of the underlying fund.

Principal Life votes each Account’s shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners, regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.

Information regarding the Fund’s proxy voting record for the 12 month period ended June 30, 2007, is available, without charge, upon request by calling 1-800-852-4450 or on the SEC website at http://www.sec.gov.

GENERAL INFORMATION

The Distributor may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the Fund during a specific period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Fund’s shares or

86 PROXY VOTING POLICIES AND PROCEDURES	Principal Variable Contracts Fund, Inc.

the amount that any particular Account receives as the proceeds from such sales. Dealers may not use sales of the Fund’s shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

LargeCap Stock Index Account only
The Account is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to Account shareholders or any member of the public regarding the advisability of investing in securities generally or in the Account particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index which is determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Account. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Account shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices of the Account or the timing of the issuance or sale of the Account or in the determination or calculation of the equation by which the Account is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Account.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, ACCOUNT SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Principal Variable Contracts Fund, Inc.	GENERAL INFORMATION 87

FINANCIAL STATEMENTS

The following financial information is incorporated by reference into this Statement of Additional Information:

The Fund’s financial statements for the fiscal year ended December 31, 2007, have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. The financial statements and the report of Ernst & Young LLP are included in the Fund’s Annual Report to Shareholder’s for the fiscal year ended December 31, 2007, a copy of which is available upon request.

88 FINANCIAL STATEMENTS	Principal Variable Contracts Fund, Inc.

APPENDIX A

Description of Bond Ratings:

Moody’s Investors Service, Inc. Rating Definitions:

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generate rating category.

SHORT-TERM NOTES: The four ratings of Moody’s for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes “best quality, enjoying strong protection from established cash flows.” MIG 2 denotes “high quality” with “ample margins of protection.” MIG 3 notes are of “favorable quality...but lacking the undeniable strength of the preceding grades.” MIG 4 notes are of “adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative.”

Description of Moody’s Commercial Paper Ratings:

Moody’s Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Principal Variable Contracts Fund, Inc.	APPENDIX A 89

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s Corporation’s Debt Ratings:

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.

AAA:	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA:	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A:	Debt rated “A” has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB:	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC:	Debt rated “BB,” “B,” “CCC,” and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating “C” is reserved for income bonds on which no interest is being paid.

D:	Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears.

90 APPENDIX A	Principal Variable Contracts Fund, Inc.
1-800-247-4123

Plus (+) or Minus (−): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s, Commercial Paper Ratings

A Standard & Poor’s Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:	Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.
A-1:	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a “+” designation.
A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”
A-3:	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.
B:	Issues rated “B” are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.
C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor’s rates notes with a maturity of less than three years as follows:

SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a “+” designation.
SP-2:	A satisfactory capacity to pay principal and interest.
SP-3:	A speculative capacity to pay principal and interest.

Principal Variable Contracts Fund, Inc.	APPENDIX A 91

APPENDIX B

Proxy Voting Policies

The Proxy voting policies applicable to each Account follows.

The order in which the Proxy Voting Policies are arranged is in alphabetical order by Manager and then each Sub-Advisor.

92 APPENDIX B	Principal Variable Contracts Fund, Inc.

Proxy Voting Policies and Procedures For
Principal Investors Fund
Principal Variable Contracts Fund
Principal Retail Funds
(December 15, 2003)
It is each fund’s policy to delegate authority to its advisor or sub-advisor, as appropriate, to vote proxy ballots relating to the fund’s portfolio securities in accordance with the advisor’s or sub-advisor’s voting policies and procedures.
The advisor or sub-advisor must provide, on a quarterly basis:
1.	Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the advisor or sub-advisor, were voted in a manner consistent with the advisor’s or sub-advisor’s voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an advisor or sub-advisor, the advisor or sub-advisor will identify any proxies the advisor or sub-advisor voted in a manner inconsistent with its policies and procedures. The advisor or sub-advisor shall list each such vote, explain why the advisor or sub-advisor voted in a manner contrary to its policies and procedures, state whether the advisor or sub-advisor’s vote was consistent with the recommendation to the advisor or sub-advisor of a third party and, if so, identify the third party; and

2.	Written notification of any changes to the advisor’s or sub-advisor’s proxy voting policies and procedures made during the preceding calendar quarter.
The advisor or sub-advisor must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30 for each fund portfolio or portion of fund portfolio for which it serves as investment advisor, in a format acceptable to fund management:
     1.     Identification of the issuer of the security;
     2.     Exchange ticker symbol of the security;
     3.     CUSIP number of the security;
     4.     The date of the shareholder meeting;
     5.     A brief description of the subject of the vote;
     6.     Whether the proposal was put forward by the issuer or a shareholder;
     7.     Whether and how the vote was cast;
     8.     Whether the vote was cast for or against management of the issuer.

October 2005
ALLIANCE CAPITAL MANAGEMENT L.P.
Statement of Policies and Procedures for Proxy Voting
Introduction
As a registered investment adviser, Alliance Capital Management L.P. (“Alliance Capital”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.
This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital’s growth and value investment groups investing on behalf of clients in both US and non-US securities.
Proxy Policies
This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:
Corporate Governance: Alliance Capital’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.
Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.
Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company’s auditors.
Changes in Legal and Capital Structure: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.
Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.
Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.
Anti-Takeover Measures: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

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Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.
Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.
Proxy Voting Procedures
Proxy Voting Committees
Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.
Conflicts of Interest
Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities

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are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.
Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.
Proxies of Certain Non-US Issuers
Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.
In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital’s voting instructions. Although it is Alliance Capital’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.
Loaned Securities
Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.
Proxy Voting Records
Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

4

American Century Investments
PROXY VOTING POLICIES
American Century Investment Management, Inc. and American Century Global Investment Management, Inc. (collectively, the “Adviser”) are the investment managers for a variety of clients, including the American Century family of mutual funds. As such, the Adviser has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Adviser.
General Principles
In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of our clients, and for the exclusive purpose of providing benefits to them. The Adviser will attempt to consider all factors of its vote that could affect the value of the investment. We will not subordinate the interests of clients in the value of their investments to unrelated objectives. In short, the Adviser will vote proxies in the manner that we believe will do the most to maximize shareholder value.
Specific Proxy Matters
A. Routine Matters
     1. Election of Directors
a.	Generally. The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Adviser will vote in favor of management’s director nominees if they are running unopposed. The Adviser believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Adviser of course maintains the ability to vote against any candidate whom it feels is not qualified. For example, we will generally vote for management’s director nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Conversely, we will vote against individual directors if they do not provide an adequate explanation for repeated absences at board meetings. When management’s nominees are opposed in a proxy contest, the Adviser will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents. In cases where the Adviser’s clients are significant holders of a company’s voting securities, management’s recommendations will be reviewed with the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund, the trustee of a retirement plan).

b.	Committee Service. The Adviser will withhold votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

c.	Classification of Boards. The Adviser will support proposals that seek to declassify boards. Conversely, the Adviser will

American Century Investments	Proxy Voting Policies

oppose efforts to adopt classified board structures.
d.	Majority Independent Board. The Adviser will support proposals calling for a majority of independent directors on a board. We believe that a majority of independent directors can helps to facilitate objective decision making and enhances accountability to shareholders.

e.	Withholding Campaigns. The Adviser will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (a) through (d) above.
2. Ratification of Selection of Auditors
The Adviser will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Adviser believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. We will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.
B. Equity-Based Compensation Plans
The Adviser believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Adviser recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Adviser will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.
The Adviser will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.
Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Adviser’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.
The Adviser will generally vote against the adoption of plans or plan amendments that:
•	provide for immediate vesting of all stock options in the

American Century Investments	Proxy Voting Policies

event of a change of control of the company (see “Anti-Takeover Proposals” below);
•	reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Adviser will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•	establish restriction periods shorter than three years for restricted stock grants;

•	do not reasonably associate awards to performance of the company; and

•	are excessively dilutive to the company.
C. Anti-Takeover Proposals
In general, the Adviser will vote against any proposal, whether made by management or shareholders, which the Adviser believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.
     1. Cumulative Voting
The Adviser will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Adviser believes that the elimination of cumulative voting constitutes an anti-takeover measure.
     2. Staggered Board
If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Adviser believes that staggered boards are primarily an anti-takeover device and will vote against them. However, the Adviser does not necessarily vote against the re-election of staggered boards.
     3. “Blank Check” Preferred Stock
Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile

American Century Investments	Proxy Voting Policies

take-over attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Adviser will vote against blank check preferred stock. However, the Adviser may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.
     4. Elimination of Preemptive Rights
When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.
While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Adviser generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.
     5. Non-targeted Share Repurchase
A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Adviser finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.
     6. Increase in Authorized Common Stock
The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Adviser will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Adviser will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

American Century Investments	Proxy Voting Policies

     7. “Supermajority” Voting Provisions or Super Voting Share Classes
A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Adviser believes that these are standard anti-takeover measures and will vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.
     8. “Fair Price” Amendments
This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Adviser will carefully examine all fair price proposals. In general, the Adviser will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.
     9. Limiting the Right to Call Special Shareholder Meetings.
The incorporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Adviser believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and we will vote against proposals attempting to eliminate this right and for proposals attempting to restore it.
     10. Poison Pills or Shareholder Rights Plans
Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.
The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The

American Century Investments	Proxy Voting Policies

Adviser believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Adviser will generally vote against all forms of poison pills.
We will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. We will generally vote in favor of such a poison pill if it is linked to a business strategy that will — in our view — likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.
     11. Golden Parachutes
Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Adviser will evaluate the specifics of the plan presented.
     12. Reincorporation
Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.
We will examine reincorporation proposals on a case-by-case basis. If the Adviser believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. We will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Adviser will vote affirmatively.
     13. Confidential Voting
Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.
Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Adviser believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, we will vote in favor of any proposal to adopt confidential voting.

American Century Investments	Proxy Voting Policies

     14. Opting In or Out of State Takeover Laws
State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Adviser believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Adviser will vote in favor of opting out of restrictive state takeover laws.
C. Other Matters
     1. Shareholder Proposals Involving Social, Moral or Ethical Matters
The Adviser will generally vote management’s recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder’s preferences regarding such issues is often unclear. Where this is the case, the Adviser believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Adviser’s clients, and therefore will review management’s assessment of the economic effect of such proposals and rely upon it if we believe its assessment is not unreasonable.
Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Adviser believes that such proposals are better addressed outside the corporate arena, and will vote with management’s recommendation; in addition, the Adviser will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.
     2. Anti-Greenmail Proposals
“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Adviser believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will vote in favor of anti-greenmail proposals.
     3. Indemnification
The Adviser will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with

American Century Investments	Proxy Voting Policies

applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.
     4. Non-Stock Incentive Plans
Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Adviser will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.
     5. Director Tenure
These proposals ask that age and term restrictions be placed on the board of directors. The Adviser believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.
     6. Directors’ Stock Options Plans
The Adviser believes that stock options are an appropriate form of compensation for directors, and the Adviser will vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.
     7. Director Share Ownership
The Adviser will vote against shareholder proposals which would require directors to hold a minimum number of the company’s shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.
Monitoring Potential Conflicts of Interest
Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Adviser’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Adviser has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Adviser votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Adviser’s clients, our proxy voting personnel regularly catalog companies with whom the Adviser has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the

American Century Investments	Proxy Voting Policies

independent directors of a fund or the trustee of a retirement plan).
************************************************************
The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Adviser will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.
Case-by-case determinations will be made by the Adviser’s staff, which is overseen by the General Counsel of the Adviser, in consultation with equity managers. Electronic records will be kept of all votes made.
Original 6/1/1989
Revised 12/05/1991
Revised 2/15/1997
Revised 8/1/1999
Revised 7/1/2003
Revised 12/13/2005

Columbus Circle Investors

PROXY VOTING POLICY
2006
I. Procedures
Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients’ investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.
For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.
In addition to voting proxies for clients, Columbus Circle:
1)	provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle provides this summary to all new clients as part of its Form ADV, Part II disclosure brochure, which is available to any clients upon request;

2)	applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

3)	keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

4)	monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately; and

5)	maintains this written proxy voting policy, which may be updated and supplemented from time to time;
Frank Cuttita, Columbus Circle’s Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle’s proxy voting process. Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

2006 PROXY VOTING POLICY • 1

II. Voting Guidelines
Keeping in mind the concept that no issue is considered “routine,” outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. The Operating Committee of Columbus Circle has adopted the following voting parameters.
To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle’s client portfolios which provide information for appropriate monitoring of such delegated responsibilities.
Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’ proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review. Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.
A. Management Proposals:
1. When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.
•	“Normal” elections of directors

•	Approval of auditors/CPA

•	Directors’ liability and indemnification

•	General updating/corrective amendments to charter

•	Elimination of cumulative voting

•	Elimination of preemptive rights

2006 PROXY VOTING POLICY • 2

2. When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:
•	Capitalization changes that eliminate other classes of stock and voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.

•	Stock purchase plans with an exercise price of not less than 85% FMV

•	Stock option plans that are incentive based and not excessive

•	Reductions in supermajority vote requirements

•	Adoption of antigreenmail provisions
3. When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:
•	Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions

•	Classified or single-slate boards of directors

•	Reincorporation into a state that has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

2006 PROXY VOTING POLICY • 3

•	Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

•	Amending articles to relax quorum requirements for special resolutions

•	Re-election of director(s) directly responsible for a company’s fraudulent or criminal act

•	Re-election of director(s) who holds offices of chairman and CEO

•	Re-election of director(s) who serve on audit, compensation and nominating committees

•	Election of directors with service contracts of three years, which exceed best practice and any change in control provisions

•	Adoption of option plans/grants to directors or employees of related companies

•	Lengthening internal auditors’ term in office to four years
B. Shareholder Proposals:
Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.
1. When voting shareholder proposals, in general, initiatives related to the following items are supported:
•	Auditors should attend the annual meeting of shareholders

•	Election of the board on an annual basis

•	Equal access to proxy process

•	Submit shareholder rights plan poison pill to vote or redeem

2006 PROXY VOTING POLICY • 4

•	Undo various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Anti-greenmail provisions

•	Submit audit firm ratification to shareholder votes

•	Audit firm rotations every five or more years

•	Requirement to expense stock options

•	Establishment of holding periods limiting executive stock sales

•	Report on executive retirement benefit plans

•	Require two-thirds of board to be independent

•	Separation of chairman and chief executive posts
2. When voting shareholder proposals, in general, initiatives related to the following items are not supported:
•	Requiring directors to own large amounts of stock before being eligible to be elected

•	Restoring cumulative voting in the election of directors

•	Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

•	Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principles.

•	Restrictions banning future stock option grants to executives except in extreme cases
3. Additional shareholder proposals require case-by-case analysis

2006 PROXY VOTING POLICY • 5

•	Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)

•	Requirements that stock options be performance-based

•	Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval

•	Shareholder access to nominate board members

•	Requiring offshore companies to reincorporate into the United States
Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.
Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time. Should a particular equity company’s policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle’s staff participates in national forums and maintains contacts with corporate representatives.
III. Conflicts of Interest
Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.
Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may

2006 PROXY VOTING POLICY • 6

have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.
In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or and requires additional company-specific decision-making, Columbus Circle will vote according to the vote recommendation of ISS. In the rate occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.
Eff. 01/20/2006

2006 PROXY VOTING POLICY • 7

Proxy Voting Procedures of Edge Asset Management, Inc.
As Revised January 2, 2007
The Role of Edge Asset Management, Inc.
In its capacity as an investment adviser for each of its clients, Edge Asset Management, Inc. (“EAM”) shall, except where EAM and the client have otherwise agreed, assist the client in voting proxies with respect to its portfolio securities to the extent that such proxies relate to matters involving investment judgment. In addition, the client may authorize EAM, in its capacity as adviser, to vote the client’s proxies. In such cases, EAM is responsible for casting the proxy votes in a manner consistent with the best interests of the client.
The Role of the Proxy Voting Service
EAM has engaged Institutional Shareholder Services (“ISS”) to assist in the voting of proxies. ISS is responsible for coordinating with the client’s custodian to ensure that all proxy materials received by the custodian relating to the client’s portfolio securities are processed in a timely fashion. Subject to the right of the client and/or EAM to instruct ISS to vote a specific proxy in a specific manner (an “Exception”), ISS will vote all proxies in accordance with its proxy voting guidelines. (Where those guidelines call for a determination to be made on a case-by-case basis, ISS is responsible for obtaining such information as is reasonably necessary for it to determine how to vote such proxies in the best interests of the client, and for so voting such proxies.) ISS will notify EAM as to how it intends to vote each proxy no later than 3 business days prior to voting such proxy. In the event EAM wishes to create an Exception for a proxy vote, it will notify ISS at least 1 business day before the last day on which the proxy could be voted. Except as may otherwise be agreed by a client, EAM will provide a report (including both the basis and rationale for the Exception and a certification as to the absence of any conflict of interest (as described below under “Conflicts of Interest”) relating to such proxy) with respect to each Exception to the client at least quarterly.
ISS will identify to EAM any proxy with respect to which it may be deemed to have a conflict of interest at least 5 business days prior to the last day such proxy could be voted. EAM will determine how any such proxy will be voted, unless it may also be deemed to have a conflict, in which case EAM will make a recommendation to the client with respect to the proxy, and the client will determine how the proxy should be voted.
Conflicts of Interest
Occasions may arise where a person or organization involved in the proxy voting process for a client may have a conflict of interest in voting the client’s proxy. A conflict of interest may exist, for example, if EAM has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to a particular proxy shall disclose that conflict to EAM and otherwise remove himself from the proxy voting process. EAM will review each proxy with respect to which it wishes to create an Exception to determine if a conflict of interest exists and will provide the client with a Conflicts Report for each proxy that (1) describes any conflict of interest, (2) discusses the procedures used to address such conflict of interest, and (3) discloses any contacts from parties outside EAM (other than routine communications from proxy solicitors) with respect to the proxy.

Proxy Voting Guidelines of Edge Asset Management, Inc.
As Revised January 2, 2007
The proxy voting guidelines below give a general indication of how Edge Asset Management, Inc. (“EAM”) will vote a client’s portfolio securities on proposals dealing with a particular issue. In cases where EAM has engaged a proxy voting service, the proxy voting service will vote all proxies relating to client’s portfolio securities in accordance with its guidelines, except as otherwise instructed by the client or EAM. If a portfolio security is currently being loaned by a client but is the subject of a vote that EAM determines is material to the value of the security, EAM will seek to recall that portfolio security and vote the proxy in accordance with these guidelines. Votes with respect to portfolio securities on loan will otherwise be voted in the discretion of the borrower.
The proxy voting guidelines are just that — guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when EAM may not vote in strict adherence to these guidelines.
EAM, as part of its ongoing review and analysis of all client portfolio holdings, is responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the client and/or any proxy voting service of circumstances where the client’s interests warrant a vote contrary to these guidelines.
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and EAM’s intent to hold corporate boards accountable for their actions in promoting shareholder interests, the client’s proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the client’s proxies will be voted FOR board-approved proposals, except as indicated below.
DOMESTIC (U.S.) PROXIES
1.	Auditors
•	Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	Fees for non-audit services are excessive; or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.
•	Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account these factors:
•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

•	Number of audit committee meetings held each year

•	Number of financial experts serving on the committee
2.	Board of Directors
a.	Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:
•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

•	Directors who adopt a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

•	Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

•	Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election
b.	Classification/Declassification of the Board
•	Vote AGAINST proposals to classify the board.

•	Vote FOR proposals to repeal classified boards and to elect all directors annually.
c.	Independent Chairman (Separate Chairman/CEO)
•	Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

d.	Majority of Independent Directors/Establishment of Committees
•	Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
3.	Shareholder Rights
a.	Shareholder Ability to Act by Written Consent
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.
b.	Shareholder Ability to Call Special Meetings
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
c.	Supermajority Vote Requirements
•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR proposals to lower supermajority vote requirements.
d.	Cumulative Voting
•	Vote AGAINST proposals to eliminate cumulative voting.

•	Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.
e.	Confidential Voting
•	Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

•	Vote FOR management proposals to adopt confidential voting.

4.	Proxy Contests
a.	Voting for Director Nominees in Contested Elections
•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
b.	Reimbursing Proxy Solicitation Expenses
•	Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.
5.	Poison Pills
•	Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
6.	Mergers and Corporate Restructurings
•	Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7.	Reincorporation Proposals
•	Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8.	Capital Structure
a.	Common Stock Authorization
•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

•	Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

b.	Dual-class Stock
•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders, or

•	It is not designed to preserve the voting power of an insider or significant shareholder.
9.	Executive and Director Compensation
•	Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. ISS’s methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

•	Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

•	Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:
•	The plan expressly permits repricing of underwater options without shareholder approval; or

•	There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on

•	The company’s most recent three-year burn rate is excessive and is an outlier within its peer group.
a.	Management Proposals Seeking Approval to Reprice Options
•	Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

•	Treatment of surrendered options.
b.	Qualified Employee Stock Purchase Plans
•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value,

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less.
•	Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.
c.	Nonqualified Employee Stock Purchase Plans
•	Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

•	Vote FOR nonqualified plans with all the following features:
•	Broad-based participation

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value

•	No discount on the stock price on the date of purchase since there is a company matching contribution
•	Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.
d.	Shareholder Proposals on Compensation
•	Generally, vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:
•	Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).
10.	Social and Environmental Issues
•	These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company. Vote:
•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

•	CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations
FOREIGN (NON-U.S.) PROXIES
1.	Financial Results/Director and Auditor Reports
•	Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used, or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
2.	Appointment of Auditors and Auditor Compensation
•	Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented or the audit procedures used,

•	The auditors are being changed without explanation, or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.
•	Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

•	ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.
3.	Appointment of Internal Statutory Auditors
•	Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used,

•	Questions exist concerning any of the statutory auditors being appointed, or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
4.	Allocation of Income
•	Vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation, or

•	The payout is excessive given the company’s financial position.
5.	Stock (Scrip) Dividend Alternative
•	Vote FOR most stock (scrip) dividend proposals.

•	Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
6.	Amendments to Articles of Association
•	Vote amendments to the articles of association on a CASE-BY-CASE basis.
7.	Change in Company Fiscal Term
•	Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
8.	Lower Disclosure Threshold for Stock Ownership
•	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.
9.	Amend Quorum Requirements
•	Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
10.	Transact Other Business
•	Vote AGAINST other business when it appears as a voting item.
11.	Director Elections
•	Vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been met in a timely fashion,

•	There are clear concerns over questionable finances or restatements,

•	There have been questionable transactions with conflicts of interest,

•	There are any records of abuses against minority shareholder interests, and

•	There are clear concerns about the past performance of the company or the board; or

•	The board fails to meet minimum corporate governance standards.
•	Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

•	Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

•	Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

•	Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.
12.	Director Compensation
•	Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

•	Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

•	Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

•	Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.
13.	Discharge of Board and Management
•	Vote FOR discharge of the board and management, unless:
•	There are serious questions about actions of the board or management for the year in question, or

•	Legal action is being taken against the board by other shareholders.
•	Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.
14.	Director, Officer, and Auditor Indemnification and Liability Provisions
•	Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

•	Vote AGAINST proposals to indemnify auditors.
15.	Board Structure
•	Vote FOR proposals to fix board size.

•	Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

•	Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
16.	Share Issuance Requests
a.	General Issuances
•	Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

•	Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
b.	Specific Issuances
•	Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
17.	Increases in Authorized Capital
•	Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).
•	Vote AGAINST proposals to adopt unlimited capital authorizations.
18.	Reduction of Capital
•	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

•	Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
19.	Capital Structures
•	Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

•	Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.
20.	Preferred Stock
•	Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•	Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

•	Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

•	Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

•	Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
21.	Debt Issuance Requests
•	Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

•	Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

•	Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
22.	Pledging of Assets for Debt
•	Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
23.	Increase in Borrowing Powers
•	Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
24.	Share Repurchase Plans:
•	Vote FOR share repurchase plans, unless:
•	Clear evidence of past abuse of the authority is available, or

•	The plan contains no safeguards against selective buybacks.
25.	Reissuance of Shares Repurchased:
•	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
26.	Capitalization of Reserves for Bonus Issues/Increase In Par Value:
•	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
27.	Reorganizations/Restructurings:
•	Vote reorganizations and restructurings on a CASE-BY-CASE basis.
28.	Mergers and Acquisitions:
•	Vote FOR mergers and acquisitions, unless:
•	The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group, or

•	The company’s structure following the acquisition or merger does not reflect good corporate governance.
•	Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

•	ABSTAIN if there is insufficient information available to make an informed voting decision.
29.	Mandatory Takeover Bid Waivers:
•	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
30.	Reincorporation Proposals:
•	Vote reincorporation proposals on a CASE-BY-CASE basis.
31.	Expansion of Business Activities:
•	Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
32.	Related-Party Transactions:
•	Vote related-party transactions on a CASE-BY-CASE basis.
33.	Compensation Plans:
•	Vote compensation plans on a CASE-BY-CASE basis.
34.	Anti-takeover Mechanisms:
•	Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
35.	Shareholder Proposals:
•	Vote all shareholder proposals on a CASE-BY-CASE basis.

•	Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

•	Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

EMERALD ADVISERS, INC.
PROXY VOTING POLICY
The voting policies set forth below apply to all proxies which Emerald Advisers, Inc. is entitled to vote. It is EAI’s policy to vote all such proxies. Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund’s management. First and foremost, the investor is a fiduciary and secondly, an owner. Fiduciaries and owners are responsible for their investments. These responsibilities include:
1)	selecting proper directors

2)	insuring that these directors have properly supervised management

3)	resolve issues of natural conflict between shareholders and managers
a.	Compensation

b.	Corporate Expansion

c.	Dividend Policy

d.	Free Cash Flow

e.	Various Restrictive Corporate Governance Issues, Control Issues, etc.

f.	Preserving Integrity
In voting proxies, EAI will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EAI will exercise its vote in a activist pro-shareholder manner in accordance with the following policies.
I. BOARDS OF DIRECTORS
In theory, the board represents shareholders, in practice, all to often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position. In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members. Independence is an important criterium to adequately protect shareholders’ ongoing financial interest and to properly conduct a board member’s oversight process. Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision making on behalf of the owners and corporations. Too many companies are really ownerless. Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.

A. Election of Directors, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.
•	Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.

•	Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.

•	Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.

•	Votes should be withheld for directors who may have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).

•	Votes should be withheld, on a case by case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.

•	Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.

•	Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.

•	Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.
B. Selection of Accountants: EAI will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.
C. Incentive Stock Plans. EAI will generally vote against all excessive compensation and incentive stock plans which are not performance related.
D. Corporate restructuring plans or company name changes, will generally be evaluated on a case by case basis.

E. Annual Meeting Location. This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. Resolution. EAI normally votes with management, except in those cases where management seeks a location to avoid their shareholders.
F. Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. Resolution: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.
G. Mergers and/or Acquisitions. Each merger and/or acquisition has numerous ramifications for long term shareholder value. Resolution: After in-depth valuation EAI will vote its shares on a case by case basis.
II. CORPORATE GOVERNANCE ISSUES
These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case by case basis.
A. Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors. These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. Resolution: Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.
B. Anti-Shareholder Measures. These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.
1. Classification of the Board of Directors:
A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. Resolution: Vote Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.
2. Shareholder Rights Plans (Poison Pills):

Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Resolution: Vote Against proposals to adopt Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.
3. Unequal Voting Rights:
A takeover defense, also known as superstock, which gives holders disproportionate voting rights. EAI adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Resolution: Vote Against proposals creating different classes of stock with unequal voting privileges.
4. Supermajority Clauses:
These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Resolution: Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.
5. Fair Price Provisions:
These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. Resolution: Vote Against management proposals to implement fair price provisions and vote For shareholder proposals to eliminate them.
Caveat: Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholder interest.
6. Increases in authorized shares and/or creation of new classes of common and preferred stock:
a. Increasing authorized shares.
EAI will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company.
Resolution: On a case by case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.
b. Creation of new classes of stock.
Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders
Resolution: EAI would vote AGAINST management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.
c. Directors and Management Liability and Indemnification.
These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action.
Resolution: On a case by case basis, EAI votes Against attempts by management to eliminate directors and management liability for their duty of care.
d. Compensation Plans (Incentive Plans)
Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as “golden parachutes” or “tin parachutes” as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type.
Resolution: On a case by case basis, vote Against attempts by management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.
e. Greenmail
EAI would not support management in the payment of greenmail.
Resolution: EAI would vote FOR any shareholder resolution that would eliminate the possibility of the payment of greenmail.
f. Cumulative Voting
Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected.
Resolution: Cumulative voting tends to serve special interests and not those of shareholders, therefore EAI will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.
g. Proposals Designed to Discourage Mergers & Acquisitions In Advance
These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholder. These proposals may be worded: “amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal”. Directors are elected primarily to promote and protect the shareholder interests. Directors should not allow other considerations to dilute or deviate from those interests. Resolution: EAI will vote Against proposals that would discourage the most productive use of corporate assets in advance.
h. Confidential Voting
A company that does not have a ballot provision has the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Resolution: Vote For proposals to establish secret ballot voting.
i. Disclosure
Resolution: EAI will vote Against proposals that would require any kind of unnecessary disclosure of business records. EAI will vote For proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.
j. Sweeteners
Resolution: EAI will vote Against proposals that include what are called “sweeteners” used to entice shareholders to vote for a proposal that includes other items that may not be in the shareholders best interest. For instance, including a stock split in the same proposal as a classified Board, or declaring an extraordinary dividend in the same proposal installing a shareholders rights plan (Poison Pill).
k. Changing the State of Incorporation

If management sets forth a proposal to change the State of Incorporation, the reason for change is usually to take advantage of another state’s liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc. Resolution: On a case by case basis, EAI will vote Against proposals changing the State of Incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.
l. Equal Access to Proxy Statements
EAI supports stockholders right to equal access to the proxy statement, in the same manner that management has access. Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Resolution: EAI will support any proposal calling for equal access to proxy statements.
m. Abstention Votes
EAI supports changes in the method of accounting for abstention votes. Abstention votes should not be considered as shares “represented” or “cast” at an annual meeting. Only those             shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved. Votes cast abstaining should not be included in total votes cast. Resolution: EAI will support any proposal to change a company’s by-laws or articles of incorporation to reflect the proper accounting for abstention votes.
III. Other Issues
On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as:
A.	Human Rights

B.	Nuclear Issues

C.	Defense Issues

D.	Social Responsibility
EAI, in general supports the position of management. Exceptions to this policy Include:
1. South Africa
EAI will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South

Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.
2. Northern Ireland
EAI will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.

Essex Investment Management Company, LLC
Summary of Proxy Voting Policies and Procedures

Introduction	Essex views seriously its responsibility to exercise proxy voting authority over securities within its clients’ portfolios. As an investment adviser and fiduciary of client assets, Essex utilizes proxy voting policies and procedures intended to protect the value of shareholder investments and are designed to reasonably ensure that Essex votesproxies in the best interest of clients for whom Essex has voting authority. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets.

The following, is a summary of the policies and procedures that govern the voting of proxies in situations where Essex is responsible for such voting. Essex clients will either retain proxy voting authority or delegate it to Essex. If a client has delegated such authority to Essex (whether in the client’s investment management agreement with Essex or otherwise), Essex will vote proxies for that client. If a particular client for whom Essex has investment discretion has not explicitly delegated proxy voting authority to Essex, Essex will vote such client’s proxies.

Voting Agent	Essex has contracted with an independent third party, Institutional Shareholders Services (“ISS”), to conduct in-depth proxy research, execute proxy votes, and keep various records necessary for tracking proxy voting actions taken and proxy voting materials for the appropriate client account. ISS specializes in providing a variety of fiduciary-level services related to proxy voting. ISS researches proxy issues and then independent from Essex executes votes.

Essex has adopted ISS’ proxy voting policy guidelines as its own and votes Essex’s clients’ proxies (for those clients over which it has proxy voting authority) according to those policy guidelines. There are three sets of ISS proxy voting policy guidelines adopted by Essex, two for Taft-Hartley Union/Public Plan Sponsor clients (PVS or SIRS proxy voting policy and guidelines) and another, for all other clients, covering U.S. and global proxies. It is the client’s decision as to which set of guidelines will be used to vote its proxies.

Details of ISS’ proxy voting policy guidelines are available upon request.

In extraordinary circumstances, Essex’s Proxy Voting Committee (“Committee”) and Compliance Officer may actively issue a voting instruction. The Committee is discussed below.

Proxy Voting Committee	Essex’s Proxy Voting Committee is responsible for deciding what is in the best interests of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve (if the Committee determines they continue to be reasonably designed to be in the best interest of Essex’s clients), ISS’ proxy voting policies as Essex’s own proxy voting policies. Any changes to the ISS voting policies must be reviewed, approved, and adopted by the Committee at the time the changes occur. The Committee also would become involved in extraordinary circumstances in which Essex decides to exercise it voting discretion.

Conflicts of Interest	As noted, Essex has an agreement with ISS as an independent proxy voting agent and Essex has adopted the ISS proxy voting policies. The adoption of the ISS proxy voting policies provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Essex may have to interpret on how to vote proxies in cases where Essex has a material conflict of interest or the appearance of a material conflict of interest.

There may be a situation where ISS itself may have a material conflict with an issuer of a proxy vote for which it is voting on Essex’s clients’ behalf. In those situations, ISS will fully or partially abstain from voting and Essex’s Committee will provide the actual voting recommendation after a review of the vote(s) involved. Essex’s Compliance Officer must approve any decision made on such vote prior to the vote being cast.

Essex’s Committee and Compliance Officer will also become involved in any other situation, though expected to be rare, where Essex takes voting discretion from ISS. In both of the preceding circumstances, the Committee and Essex’s Compliance Officer will work to ensure that prior to a vote being made, conflicts of interest were identified and material conflicts were properly addressed such that the vote was in the best interest of the clients rather than the product of the conflict.

How to Obtain Voting Information	Clients may obtain information about how Essex voted proxies for securities held in their account(s) or a copy of Essex’s full proxy voting policy and procedures by contacting Valerie Sullivan at (617) 342-3241 or at proxyvoting@essexinvest.com.

JACOBS LEVY EQUITY MANAGEMENT, INC.
PROXY VOTING POLICIES AND PROCEDURES
As of January 1, 2006
I. Policy
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Jacobs Levy has discretion to vote the proxies of its clients, proxies will be voted in the best interests of its clients and in accordance with these policies and procedures.
II. Proxy Voting Procedures
Proxies are obtained by the Portfolio Accounting Department through ADP Proxy Edge, a third party application used for proxy notification and voting. Portfolio Accounting, headed by the Manager of Portfolio Accounting, reports to the Jacobs Levy Compliance Officer. Portfolio Accountants will:
(a)	download share information from client’s custodian through ADP Proxy Edge;

(b)	reconcile share information between Jacobs Levy’s accounting records and the custodian’s records and resolve any variances; and

(c)	make the initial determination how Jacobs Levy should vote the proxy as dictated by voting guidelines and will load the vote into ADP Proxy Edge. Portfolio Accounting will send a package with all supporting documentation to the Manager of Portfolio Accounting. The Manager of Portfolio Accounting is responsible for reviewing and approving the proposed proxy vote (and consulting with the Compliance Officer and/or the Principals, if necessary). Once approved, Portfolio Accounting submits the votes electronically through ADP Proxy Edge.
Where Jacobs Levy retains a third party to assist in coordinating and voting proxies with respect to client securities, the Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. Voting Guidelines
Jacobs Levy will vote proxies in the best interests of its clients. Clients can provide specific voting guidelines, which would be implemented for their account. Jacobs Levy believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.
Jacobs Levy utilizes the services of Institutional Shareholder Services (ISS), a third party provider of proxy analyses and voting recommendations. ISS assigns a proxy issue code to all proxy voting proposals and also issues a voting recommendation. A cumulative listing of ISS proxy issue codes is maintained by Portfolio Accounting. Jacobs Levy will vote proxies in accordance with ISS’ recommendations, except as provided in (a) — (d) below:
(a)	There are specific proxy issues that Jacobs Levy has identified with respect to which it will vote with management and others with respect to which it will vote against management because Jacobs Levy believes the intent is to entrench management or dilute the value or safety of shares to shareholders. A comprehensive listing of these issues is included as Exhibit A.

(b)	It is Jacobs Levy’s belief that it is not its place to make moral or social decisions for companies and therefore Jacobs Levy intends to vote with management’s recommendations on such issues, as management is in a better position to judge the effects of such decisions on the company.

(c)	In certain circumstances, a proxy may include “hidden” additional issues for which Jacobs Levy’s position, as noted above, may differ from the overall ISS recommendation. In these instances, Jacobs Levy will not vote with the ISS recommendation.

(d)	Any issue with a new ISS proxy issue code will be forwarded to one of the Principals or the Compliance Officer for review and determination of how the proxy should be voted.
IV. Conflicts of Interest
(a)	The Compliance Officer will identify any conflicts that exist between the interests of Jacobs Levy and its clients. This examination will include a review of the relationship of Jacobs Levy with the issuer of each security to determine if the issuer is a client of Jacobs Levy or has some other relationship with Jacobs Levy or a client of Jacobs Levy.

(b)	If a material conflict exists, Jacobs Levy will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the clients or whether some alternative action is appropriate, including, without limitation, following the ISS recommendation.

2

V. Disclosure
(a)	Jacobs Levy will disclose in its Form ADV Part II that clients may contact the Compliance Officer, Peter A. Rudolph, via email or telephone at pete.rudolph@jlem.com or (973) 410-9222 in order to obtain information on how Jacobs Levy voted such client’s proxies and/or to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Jacobs Levy voted the client’s proxy.

(b)	A concise summary of these Proxy Voting Policies and Procedures will be included in Jacobs Levy’s Form ADV Part II, and will be updated whenever these policies and procedures are updated. Jacobs Levy’s Form ADV Part II will be offered to existing clients annually.
VI. Recordkeeping
The Manager of Portfolio Accounting and Compliance Officer will maintain files relating to Jacobs Levy’s proxy voting procedures. Records will be maintained and preserved for at least five years from the end of the fiscal year during which the last entry was made on a record, with records for at least the most recent two years kept in the offices of Jacobs Levy. Records of the following will be included in the files:
(a)	Copies of these proxy voting policies and procedures, and any amendments thereto.

(b)	A hard and electronic copy of each proxy statement that Jacobs Levy receives. In addition, Jacobs Levy may obtain a copy of proxy statements from ADP.

(c)	A hard copy and electronic record of each vote that Jacobs Levy casts. In addition, voting records may be obtained from ADP.

(d)	A copy of any document Jacobs Levy created that was material to making a decision on how to vote proxies, or that memorializes that decision.

(e)	A copy of each written client request for information on how Jacobs Levy voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how Jacobs Levy voted its proxies.

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Exhibit A
VOTING POLICY ON SPECIFIC PROXY ISSUES
MANAGEMENT PROPOSALS — ROUTINE/BUSINESS

Issue
Code	Description	Vote

M0101	Ratify Auditors	For
M0106	Amend Articles/Charter-General Matters	For
M0111	Change Company Name	For
M0117	Designate Inspector or Shareholder Rep. of Minutes of Meetings	For
M0119	Reimburse Proxy Contest Expense	Against
M0124	Approve Stock Dividend Program	For
M0125	Other Business	Against
M0129	Approve Minutes of Meeting	For
M0136	Approve Auditors and Authorize Board to Fix Remuneration of Auditors	For
M1050	Receive Financial Statements and Statutory Reports	For
MANAGEMENT PROPOSALS — DIRECTOR RELATED

Issue
Code	Description	Vote

M0201	Elect Directors	For
M0205	Allow Board to Set its Own Size	Against
M0206	Classify the Board of Directors	Against
M0207	Eliminate Cumulative Voting	For
M0215	Declassify the Board of Directors	For
M0218	Elect Directors to Represent Class X Shareholders	For
M0226	Classify Board and Elect Directors	Against
MANAGEMENT PROPOSALS — CAPITALIZATION

Issue
Code	Description	Vote

M0304	Increase Authorized Common Stock	For
M0308	Approve Reverse Stock Split	For
M0309	Approve Increase in Common Stock and a Stock Split	For
M0314	Eliminate Preemptive Rights	For
M0316	Amend Votes Per Share of Existing Stock	Against
M0320	Eliminate Class of Preferred Stock	For
M0322	Cancel Company Treasury Shares	For
M0325	Reduce Authorized Common Stock	For
M0374	Approve Reduction in Share Capital	For

Exhibit A
VOTING POLICY ON SPECIFIC PROXY ISSUES
MANAGEMENT PROPOSALS — NON-SALARY COMP.

Issue
Code	Description	Vote

M0510	Approve Employee Stock Purchase Plan	For
M0512	Amend Employee Stock Purchase Plan	For
M0534	Approve/Amend 401(k)/Savings Plan	For
M0537	Approve/Amend Supplemental Retirement Plan	For
MANAGEMENT PROPOSALS — ANTI-TAKEOVER RELATED

Issue
Code	Description	Vote

M0604	Provide Directors May Only be Removed For Cause	Against
M0605	Adopt or Increase Supermajority Vote Requirement for Amendments	Against
M0606	Adopt or Increase Supermajority Vote Requirement for Mergers	Against
M0607	Adopt or Increase Supermajority Vote Requirement for Removal of Directors	Against
M0608	Reduce Supermajority Vote Requirement	For
M0618	Eliminate Right to Call Special Meeting	Against
M0622	Consider Non-Financial Effects of Mergers	Against
M0627	Permit Board to Amend Bylaws Without Shareholder Consent	Against
M0653	Authorize Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer	Against
SHAREHOLDER PROPOSALS — ROUTINE/BUSINESS

Issue
Code	Description	Vote

S0102	Change Date/Time of Annual Meeting	Against
S0106	Initiate Payment of Cash Dividend	Against
S0110	Establish Shareholder Advisory Committee	Against

Exhibit A
VOTING POLICY ON SPECIFIC PROXY ISSUES
SHAREHOLDER PROPOSALS — DIRECTOR RELATED

Issue
Code	Description	Vote

S0201	Declassify the Board of Directors	For
S0202	Establish Term Limits for Directors	Against
S0207	Restore or Provide for Cumulative Voting	Against
S0209	Establish Director Stock Ownership Requirement	Against
S0211	Establish Mandatory Retirement Age for Directors	Against
S0214	Remove Existing Directors	Against
S0215	Require Majority of Independent Directors on Board	Against
SHAREHOLDER PROPOSALS — CORP GOVERNANCE

Issue
Code	Description	Vote

S0304	Provide for Confidential Voting	For
S0306	Submit All Acquisition Offers for Shareholder Vote	Against
S0307	Restore Preemptive Rights of Shareholders	Against
S0311	Reduce Supermajority Vote Requirement	For
S0320	Submit Preferred Stock Issuance to Vote	For
SHAREHOLDER PROPOSALS — COMPENSATION

Issue
Code	Description	Vote

S0501	Restrict Executive Compensation Plan Awards	Against
S0503	Increase Disclosure of Executive Compensation	Against
S0504	Limit Executive Compensation	Against
S0505	Terminate Executive Compensation Plan	Against
S0510	Link Executive Compensation to Social Issues	Against
S0512	Performance-Based/Index Option	Against
S0513	Put Repricing of Stock Options to Shareholder Vote	For

Exhibit A
VOTING POLICY ON SPECIFIC PROXY ISSUES
SHAREHOLDER PROPOSALS — GENERAL ECONOMIC ISSUES

Issue
Code	Description	Vote

S0602	Report of Bank Lending Policies	Against
SHAREHOLDER PROPOSALS — OTHER/MISC.

Issue
Code	Description	Vote

S0805	Report on Government Service of Employees	Against
S0806	Report on Charitable Contributions	Against
S0807	Report on Corporate Political Contributions/Activities	Against

Global Proxy Voting
Procedures and Guidelines
2007 Edition
April 1, 2007

JPMorgan Asset Manangement Corporate Governance	Page 1

Table of Contents-Global

Part I:	JPMorgan Asset Management Global Proxy-Voting Procedures

	A.	Objective	3
	B.	Proxy Committee	3
	C.	The Proxy Voting Process	3-4
	D.	Material Conflicts of Interest	5
	E.	Escalation of Material Conflicts of Interest	5
	F.	Recordkeeping	6
		Exhibit A	6

Part II:	JPMorgan Asset Management Global Proxy-Voting Guidelines

	A.	North America	8-23
		Table of Contents	9-10
		Guidelines	11-23

	B.	Europe, Middle East, Africa, Central America and South America	24-35
		Table of Contents	25
		Guidelines	26-35

	C.	Asia (ex-Japan)	36-44
		Table of Contents	37
		Guidelines	38-44

	D.	Japan	45-46

JPMorgan Asset Management Corporate Governance	Page 2

Part I: JPMorgan Asset Management Global Proxy Voting Procedures
A.	Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM’s objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures. [1]

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.	Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.	The Proxy Voting Process [2]

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below).

[1]	Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Washington Management Group’s proxy voting policies and not the policies of JPMAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMAM, except, to the extent the JPMAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund. The Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavorial Value Fund, and the UM Small Cap Growth Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMAM.

[2]	The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

JPMorgan Asset Manangement Corporate Governance	Page 3

C.	The Proxy Voting Process — Continued

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

JPMorgan Asset Manangement Corporate Governance	Page 4

D.	Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM’s relationship with such company and materially impact JPMAM’s business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

E.	Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:
•	removing certain JPMAM personnel from the proxy voting process;

•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.
The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

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F.	Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:
•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMAM clients;

•	a record of each vote cast on behalf of JPMAM client holdings;

•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

•	a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.
It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.
Exhibit A
JPMorgan Investment Advisors Inc.
JPMorgan Chase Bank , NA
J.P. Morgan Asset Management (UK) Limited
J.P. Morgan Investment Management Inc.
JF Asset Management Limited
JF Asset Management (Singapore) Limited
JF International Management Inc.
Security Capital Research & Management Incorporated

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Part II: Proxy Voting Guidelines
JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.
JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.
In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

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Part II.A: North America Proxy Voting

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Part II.A: North America Guidelines Table of Contents

1.	Uncontested Director Elections		11

2.	Proxy Contests		11
	a.	Election of Directors	11
	b.	Reimburse Proxy Solicitation Expenses	11

3.	Ratification of Auditors		12

4.	Proxy Contest Defenses		13-14
	a.	Board Structure: Staggered vs. Annual Elections	13
	b.	Shareholder Ability to Remove Directors	13
	c.	Cumulative Voting	13
	d.	Shareholder Ability to Call Special Meeting	14
	e.	Shareholder Ability to Act by Written Consent	14
	f.	Shareholder Ability to Alter the Size of the Board	14

5.	Tender Offer Defenses		14-15
	a.	Poison Pills	14
	b.	Fair Price Provisions	14
	c.	Greenmail	14
	d.	Unequal Voting Rights	14
	e.	Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws	14
	f.	Supermajority Shareholder Vote Requirement to Approve Mergers	15

6.	Miscellaneous Board Provisions		15-16
	a.	Separate Chairman and CEO Positions	15
	b.	Lead Directors and Executive Sessions	15
	c.	Majority of Independent Directors	15
	d.	Stock Ownership Requirements	15
	e.	Term of Office	16
	f.	Director and Officer Indemnification and Liability Protection	16
	g.	Board Size	6
	h.	Majority Vote Standard	16

7.	Miscellaneous Governance Provisions		16-17
	a.	Independent Nominating Committee	16
	b.	Confidential Voting	16
	c.	Equal Access	16
	d.	Bundled Proposals	16
	e.	Charitable Contributions	16
	f.	Date/Location of Meeting	16
	g.	Include Nonmanagement Employees on Board	17
	h.	Adjourn Meeting if Votes are Insufficient	17
	i.	Other Business	17
	j.	Disclosure of Shareholder Proponents	17

8.	Capital Structure		17-18
	a.	Common Stock Authorization	17
	b.	Stock Distributions: Splits and Dividends	17
	c.	Reverse Stock Splits	17
	d.	Blank Check Preferred Authorization	17
	e.	Shareholder Proposals Regarding Blank Check Preferred Stock	17
	f.	Adjustments to Par Value of Common Stock	17
	g.	Restructurings/Recapitalizations	18
	h.	Share Repurchase Programs	18
	i.	Targeted Share Placements	18

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Part II. A: North America Guidelines Table of Contents

9.	Executive and Director Compensation		18-20
	a.	Stock-based Incentive Plans	18-19
	b.	Approval of Cash or Cash-and-Stock Bonus Plans	19
	c.	Shareholder Proposals to Limit Executive and Director Pay	19
	d.	Golden and Tin Parachutes	19
	e.	401(k) Employee Benefit Plans	19
	f.	Employee Stock Purchase Plans	19
	g.	Option Expensing	19
	h.	Option Repricing	19
	i.	Stock Holding Periods	19
	j.	Transferable Stock Options	20

10.	Incorporation		20
	a.	Reincorporation Outside of the United States	20
	b.	Voting on State Takeover Statutes	20
	c.	Voting on Reincorporation Proposals	20

11.	Mergers and Corporate Restructurings		20
	a.	Mergers and Acquisitions	20
	b.	Nonfinancial Effects of a Merger or Acquisition	20
	c.	Corporate Restructuring	20
	d.	Spin-offs	20
	e.	Asset Sales	20
	f.	Liquidations	20
	g.	Appraisal Rights	20
	h.	Changing Corporate Name	20

12.	Social and Environmental Issues		21-22
	a.	Energy and Environment	21
	b.	Northern Ireland	21
	c.	Military Business	21
	d.	International Labor Organization Code of Conduct	21
	e.	Promote Human Rights in China, Nigeria, and Burma	21
	f.	World Debt Crisis	22
	g.	Equal Employment Opportunity and Discrimination	22
	h.	Animal Rights	22
	i.	Product Integrity and Marketing	22
	j.	Human Resources Issues	22
	k.	Link Executive Pay with Social and/or Environmental Criteria	22

13.	Foreign Proxies		22

14.	Pre-Solicitation Contact		22-23

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Part II.A: North America Guidelines
1.	Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:
1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or
2) implement or renew a dead-hand or modified dead-hand poison pill; or adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption.
3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or
4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or
5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or
6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or
7) WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than six public company boards.
8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a — Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.
9) WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.
10) WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.
11) Vote case by case for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors.
We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. Until the SEC can review the issue of shareholder access, we will reserve our position on this issue to be case by case.
Special attention will be paid to companies that display a chronic lack of shareholder accountability.
2.	Proxy Contests
2a. Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
2b. Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on

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a case-by-case basis
3.	Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.
Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.
Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

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4.	Proxy Contest Defenses
4a. Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:
1) Majority of board composed of independent directors,
2) Nominating committee composed solely of independent directors,
3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,
4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
6) Absence of superior voting rights for one or more classes of stock,
7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
4b. Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.
Vote for proposals to restore shareholder ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.
4c. Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:
1) Annually elected board,
2) Majority of board composed of independent directors,
3) Nominating committee composed solely of independent directors,
4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
6) Absence of superior voting rights for one or more classes of stock,
7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead- hand poison pill).

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4d. Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.
4e. Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.
We generally vote against proposals to allow or facilitate shareholder action by written consent.
4f. Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
5.	Tender Offer Defenses
5a. Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.
Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.
5b. Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
5c. Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
5d. Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.
Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.
5e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter

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and bylaw amendments.
5f. Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
6.	Miscellaneous Board Provisions
6a. Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:
•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1)	Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2)	Serves as liaison between the chairman and the independent directors,

(3)	Approves information sent to the board,

(4)	Approves meeting agendas for the board,

(5)	Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6)	Has the authority to call meetings of the independent directors, and

(7)	If requested by major shareholders, ensures that he is available for consultation and direct communication;
•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.
Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.
6b. Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).
6c. Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.
Generally vote for shareholder proposals asking for a 2/3 independent board.
6d. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in

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order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.
6e. Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.
6f. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis. Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.
Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.
6g. Board Size
Vote for proposals to limit the size of the board to 15 members.
6h. Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.
7.	Miscellaneous Governance Provisions
7a. Independent Nominating Committee
Vote for the creation of an independent nominating committee.
7b. Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
Vote for management proposals to adopt confidential voting.
7c. Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.
7d. Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
7e. Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
7f. Date/Location of Meeting

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Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.
7g. Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.
7h. Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.
7i. Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.
7j. Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.
8.	Capital Structure
8a. Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.
Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.
8b. Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.
8c. Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.
Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.
8d. Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.
Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.
8e. Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
8f. Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company

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becommes insolvent.
8g. Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. Consider the following issues:
Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
Change in Control—Will the transaction result in a change in control of the company?
Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
8h. Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
8i. Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer.
These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.
9.	Executive and Director Compensation
9a. Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.
Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.
Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote— even in cases where the plan cost is considered acceptable based on the quantitative analysis.
We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.

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9a. Stock-based Incentive Plans
For companies in the Russell 3000 we will generally vote against a plan when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.
9b. Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.
9c. Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.
9d. Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.
9e. 401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.
9f. Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.
Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution
9g. Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.
9h. Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.
9i. Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

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9j. Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.
10.	Incorporation
10a. Reincorporation Outside of the United States
Generally speaking, we will vote against companies looking to reincorporate outside of the U.S.
10b. Voting on State Takeover Statutes
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
10c. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.
11.	Mergers and Corporate Restructurings
11a. Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
11b. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.
11c. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.
11d. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
11e. Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
11f. Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
11g. Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.
11h. Changing Corporate Name
Vote for changing the corporate name.

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12. Social and Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. Therefore, we generally encourage a level of reporting that is not unduly costly or burdensome, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. At the same time, we recognize that, in some cases, a company may already be providing current, publicly-available information on the possible impact that climate change will have on the company, as well as associated policies and procedures that address the risks and opportunities to the company, or a shareholder proposal may seek a level of disclosure that exceeds that provided by the company’s industry peers and that may put the company at a competitive disadvantage.
12a. Energy and Environment
Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.
Vote for proposals that request companies to outline their preparedness to comply with the Kyoto Protocol.
Vote case-by-case on disclosure reports that seek additional information.
Vote case-by-case on proposals that request a report on greenhouse gas emissions from company operations and/or products.
Vote case-by-case on proposals that request a report on the impact of climate change on the company’s operations and/or products.
Vote case-by-case on proposals seeking additional information on other environmental matters affecting the company, its operations and/or its products.
12b. Northern Ireland
Vote case-by-case on proposals pertaining to the MacBride Principles.
Vote case-by-case on disclosure reports that seek additional information about progress being made toward eliminating employment discrimination.
12c. Military Business
Vote case-by-case on defense issue proposals.
Vote case-by-case on disclosure reports that seek additional information on military-related operations.
12d. International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.
Vote case-by-case on disclosure reports that seek additional information on company activities in this area.
12e. Promote Human Rights in China, Nigeria, the Sudan and Burma
Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

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Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.
12f. World Debt Crisis
Vote case-by-case on proposals dealing with third world debt.
Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.
12g. Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination. Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.
12h. Animal Rights
Vote case-by-case on proposals that deal with animal rights.
12i. Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products. Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.
12j. Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.
Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.
12k. Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.
Vote case-by-case on disclosure reports that seek additional information regarding this issue.
13. Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.
14. Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.
What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;

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•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the Company or the Company’s representatives.
   What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”
Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.
It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

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Part II.B: Europe, Middle East, Africa, Central America and South America Proxy Voting
     October, 2006

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Part II.B: Europe, Middle East, Africa, Central America and South America Guidelines Table of Contents

1.	Reports & Accounts		26
	a.	Annual Report	26
	b.	Remuneration Report	26

2.	Dividends		26

3.	Boards of Directors		26-28
	a.	Board Structure	26
	b.	Chairman	27
	c.	Board Size	27
	d.	Board Independence	27
	e.	Board Committees	27
	f.	Director Independence	28
	g.	Director’s Liability	28
	h.	Multiple Directorships`	28
	i.	Investment Trust Directors	29

4.	Compensation		29-30
	a.	Directors’ Contracts	29
	b.	Executive Director Remuneration	29
	c.	Non-Executive Director’s Remuneration	29
	d.	Share Option Schemes	29
	e.	Long-Term Incentive Plans (L-TIPs)	30
	f.	Pensions	30

5.	Auditors		30
	a.	Auditor Independence	30
	b.	Auditor Remuneration	30

6.	Issue of Capital		31
	a.	Issue of Equity	31
	b.	Issue of Debt	31
	c.	Share Repurchase Programmes	31

7.	Mergers/Acquisitions		31

8.	Voting Rights		32

9.	Others		32-33
	a.	Poison Pills	32
	b.	Composite Resolutions	32
	c.	Social/Environmental Issues	32
	d.	Charitable Issues	33
	e.	Political Issues	33

10.	Activism		33-34
	a.	Shareholder Activism and Company Engagement	33
	b.	Activism Policy	33

11.	CSR		34-35
	a.	Sustainability Statement	34
	b.	Sustainability Policy	35

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REPORTS & ACCOUNTS
Annual Report
Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards.
The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist. For UK companies, a statement of compliance with the Combined Code should be made, together with detailed explanations regarding any area of non-compliance.
Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.
Remuneration Report
The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report if we feel that explanation is insufficient.
see Compensation
DIVIDENDS
Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.
BOARD OF DIRECTORS
Board Structure
Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder, or group of stakeholders, has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

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Chairman
Boards should be headed by an effective Chairman, who is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.
Board Size
Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively-large boards wherever possible. Boards with more than 20 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.
Board Independence
JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.
We agree with the ICGN, that the majority of a board of directors should be independent, especially if the company has a joint Chairman / CEO. However, as a minimum, all boards should comprise at least one third independent non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.
JPMAM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.
In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.
Board Committees
Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.
Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence, and they should have an explicit right of unrestricted access to company documents and information.
Nomination Committees should be majority-independent, and there should be a formal nomination process for the appointment of Directors.
Remuneration Committees should be independent, and no director should be able to determine their own emolument. The remuneration report (where applicable) should be the responsibility of the Remuneration Committee.
See Remuneration Report

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Director Independence
We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.
A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.
In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.
Director’s Liability
In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.
JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
Companies may arrange Directors and Officers (“D&O”) liability insurance, to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.
Multiple Directorships
In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.
We agree with the findings of the Higgs Report in the UK that no single individual should chair more than one major listed company.
Investment Trust Directors
In the UK, the boards of investment trust companies are unusual in being normally comprised solely of non-executive directors, the majority of whom (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Trust Directors (AITC) Code of Corporate Governance
We note that the AITC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AITC that investment trust companies should have a formal policy on tenure, and that any director serving beyond three terms should offer themselves for re-election annually. Given the highly specialised nature of these companies it is particularly important that the board contains the correct mix of skills and experience.

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COMPENSATION
Directors’ Contracts
JPMAM believes that directors’ contracts should be of one year’s duration or less. This is in line with the view of the NAPF and ABI, as well as accepted market best practice in the UK. However, JPMAM always examines these issues on a case-by-case basis and we are aware that there will occasionally be a case for contracts of a longer duration in exceptional circumstances, in order to secure personnel of the required calibre.
Similarly, we agree with the view of the NAPF and ABI that special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged.
Market practice regarding the length of director’s service contracts varies enormously, and JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM investment takes into account local market practice when making judgements in this area.
Executive Director’s Remuneration
Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a short-term and long-term element, which fully aligns the executive with shareholders.
JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.
We strongly believe that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year’s salary.
Transaction bonuses, or other retrospective ex-gratia payments, should not be made.
Non-Executive Director’s Remuneration
JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options.
Share Option Schemes
Share option schemes should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account appropriate levels of dilution, such as those set out in ABI, NAPF and similar guidelines. Options should vest in reference to challenging performance criteria, which are disclosed in advance. Share options should never be issued at a discount, and there should be no award for below-median performance.

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Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.
We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options.
Long-Term Incentive Plans (L-TIPs)
Share-based Long-Term Incentive Plans (“L-TIP”) should use a methodology such as total shareholder return (“TSR”), coupled with a financial underpin, such as growth in earnings per share (“EPS”). Performance should be benchmarked against an appropriate comparator group of companies and a graph of recent performance should be included. Awards should increase on a straight line basis, with a maximum award only vesting for the very highest performance. As with share option schemes, there should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time.
JPMAM, in agreement with the stipulations of the Combined Code, feels that the performance related elements of any L-TIP should be designed to give directors keen incentives to perform at the highest levels, and that grants under such schemes should be subject to performance criteria which are challenging and which reflect the company’s objectives.
In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.
Pensions
Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a money purchase scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.
AUDITORS
Auditor Independence
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.
Auditor Remuneration
Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy, and there should be a mechanism in place to ensure that consultancy work is put out to competitive tender.

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We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.
see Audit Committee
ISSUE OF CAPITAL
Issue of Equity
In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution, such as those set out in ABI, NAPF and similar guidelines.
JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership, and we will vote against any attempts to suspend, bypass or eliminate pre-emption rights, except for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions).
JPMAM will vote against increases in capital which would allow the company to adopt “poison pill” takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.
Issue of Debt
Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.
JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.
Share Repurchase Programmes
Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMAM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.
We will vote against such programmes when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.
MERGERS / ACQUISITIONS
Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater

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value through other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.
VOTING RIGHTS
JPMAM believes in the fundamental principle of “one share, one vote”. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights, and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally, and voting power should accrue in direct relation to the shareholder’s equity capital commitment to the company.
While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.
OTHERS
Poison Pills
Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company, or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights, in the event of a pre-defined “triggering event” occurring, such as the announcement of a hostile takeover offer or an outsider’s acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.
JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.
JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.
Composite Resolutions
Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context and local market practice.
Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.
Social / Environmental Issues
Companies should conduct their business in a manner which recognises their responsibilities to employees and other stakeholders, as well as broader society and the environment. Full details of our sustainability policy are available in Part IV of this document.

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JPMAM reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless, from time to time, a company’s response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered in determining our vote.
Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMAM’s CSR policy.
see Corporate Social Responsibility (CSR)
Charitable Issues
Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.
Political Issues
JPMAM does not support the use of shareholder funds for political donations.
III. ACTIVISM
SHAREHOLDER ACTIVISM AND COMPANY ENGAGEMENT
The Institutional Shareholders’ Committee (ISC), comprising the trade bodies of the UK’s investing institutions, published a Statement of Principles which sets out the responsibilities of institutional shareholders in respect of investee companies. JPMAM endorses the ISC Principles, which are set out below:
“Institutional shareholders and/or agents in relation to their responsibilities in respect of investee companies [...] will:
•	set out their policy on how they will discharge their responsibilities — clarifying the priorities attached to particular issues and when they will take action

•	monitor the performance of and establish, where necessary, a regular dialogue with investee companies

•	intervene where necessary

•	evaluate the impact of their activism

•	report back to clients/beneficial owners”
It is important to note that the above only applies in the case of UK companies, irrespective of their market capitalisation, although there will be occasions when intervention is not appropriate for reasons of cost-effectiveness or practicability. However, JPMAM will continue to intervene outside the UK where we believe this to be necessary in order to protect our clients’ interests.
Activism Policy
I. Discharge of Responsibilities
Our policy is to vote at all UK company meetings on behalf of all clients where we have authority to do so. Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients’ portfolios are constructed. Whilst we attach considerable importance to meetings with management (and several hundred take place at JPMAM each year), we also emphasise the benefits of fundamental research into companies in our investment processes.

JPMorgan Asset Manangement Corporate Governance	Page 33

Our primary responsibility is to protect our clients’ interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.
II. Monitor Performance
As noted above the monitoring of company performance is a key part of our investment processes. The Corporate Governance Team routinely benchmarks companies in our investment universe versus our Guidelines in order to identify governance outliers. This then drives our proxy voting and engagement activity. Engagement on corporate governance issues such as remuneration and board structures is ongoing and does not only occur at the time of an AGM. We maintain a log of all private meetings held with companies. We regard ongoing engagement meetings as confidential and will not comment on them outside JPMAM.
III. Intervening Where Necessary
JPMAM does not normally intervene directly in the management of companies. However where a company has failed to meet our expectations and it is not clear what action is being taken to remedy the situation, but we believe that the potential of the company still justifies retention in our clients’ portfolios, we will arrange to meet with senior management in order to express our concerns. Intervention at companies is never publicised.
In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company’s equity.
IV. Evaluating and Reporting
We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we continually scrutinise companies’ governance policies as a part of our investment research and take comfort from good governance. Where we have pushed for change, either in governance policies or in business strategy, we measure success by the extent that change is forthcoming and whether our clients benefit as a result.
Reports detailing our engagement activity are available to clients on a quarterly basis.
IV. CSR
CORPORATE SOCIAL RESPONSIBILITY (“CSR”)
CSR Statement
JPMAM believes that companies should act in a socially responsible manner. They should conduct their business in a way which recognises their responsibilities to employees and other stakeholders, as well as broader society and the environment.
We have had experience of tailoring portfolios to meet individual ethical requirements for over fifty years. We believe that we operate to the highest standards and that our CSR screens will meet or exceed the requirements of most clients. For (UK) pension fund clients, who are not permitted to exclude specific areas of investment from their portfolios, we have developed a number of strategies to positively target companies with superior social, ethical and environmental credentials.

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For institutional clients such as charitable foundations and endowments, where the legal framework for ethical and socially responsible investing is less restrictive, JPMAM has substantial experience over a long period of time of managing ethically-constrained portfolios. This service is client-preference led and flexible, and forms part of our charitable sector specialist investment services.
For clients who have not specified individual social or environmental criteria in their guidelines, these issues are still taken into account by analysts and portfolio managers as part of the overall stock selection process, and engagement activity is still undertaken by JPMAM on their behalf. This is detailed in the following section.
CSR Policy
Where JPMAM engages with companies on social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded explicitly on social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process.
Although JPMAM’s priority at all times is the best economic interests of its clients, we recognise that, increasingly, non-financial issues, such as social and environmental factors, have the potential to impact the share price, as well as the reputation of a company. They are also increasingly the subject of shareholder and other litigation.
CSR specialists within the Corporate Governance Team are tasked with assessing how companies deal with and report on social and environmental risks and issues specific to their sectors and/or industry. This analysis is then used to identify outliers within our investee companies which require further engagement. Engagement will either take place at scheduled company one-to-one meetings, or at dedicated meetings with either non-executive directors, or CSR specialists (where they exist), or (increasingly) via the company’s broker. This engagement activity is then reported to clients on a quarterly basis.
Where social or environmental issues are the subject of a proxy vote, JPMAM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.
In formulating our CSR policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a tobacco company or a company in an extractive industry will not be automatically marked down because their sector is perceived as “unfriendly”. Similarly, a company in a low-impact industry, such as financial services, will still be expected to have in place detailed policies and rigorous oversight of its environmental impact.
We would expect larger companies in particular to have established a CSR Committee or similar organ with responsibility for this area. Such a function should have direct access to the board and, ideally, there should be a main board director with direct responsibility for CSR issues. We would normally expect companies to publish a separate Corporate Social Responsibility Report, or to provide a CSR statement within their Annual Report, as well as their website.

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     Part II.C: Asia (ex-Japan) Proxy Voting

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Part II.C: Asia Ex-Japan Proxy Voting Guidelines

I Principles	36

II Policy and Procedures	37-38
1. Proxy Committee	37
2. Voting	37
3. Engagement	37
4. Conflicts of Interest	38

III Voting Guidelines	38-42
1. Reports & Accounts	38
2. Dividends	38
3. Auditors	38
4. Boards	39
5. Directors	39
6. Non-Executive Directors	40
7. Issue of Capital	40-41
8. Mergers/Acquisitions	41
9. Voting Rights	41
10. Share Options/Long-Term Incentive Plans (L-TIPs)	41
11. Others	41

IV Activism	42

V Sustainability	42

JPMorgan Asset Management Corporate Governance	Page 37

Part II.C: Asia Ex-Japan Proxy Voting Guidelines
I.	PRINCIPLES

JF Asset Management (“JFAM”) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business.

We have set out below the principles which provide the framework for our corporate governance activity. Although the policies and guidelines set out in this document apply to Hong Kong and therefore principally concern accounts managed from the Hong Kong office, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.
1.	Fiduciary priority. Our clients appoint us to manage their assets in order to maximise the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

2.	Evaluation. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets.

3.	Engagement. We encourage excellence in the management of companies through the considered application of our corporate governance policies and guidelines. We welcome consultation by companies with their leading shareholders on corporate governance issues.

4.	Proxy voting. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognised through the considered use of our clients’ votes.

5.	Litigation and Joint Working Parties. JFAM will align itself with other shareholders, for example, by joining class action suits or working parties as local practice dictates, where we are convinced that this is in the best interests of our clients.

6.	Disclosure. JFAM’s corporate governance guidelines and policies are available to clients and companies alike. We believe that they conform to best practice and we are prepared to discuss them openly with other interested parties.

7.	Ongoing commitment. JFAM is committed to reviewing its corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.
JF Asset Management
Hong Kong Proxy Committee

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II.	POLICY and PROCEDURES

JF Asset Management (“JFAM”) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JFAM to vote in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security.

1. Proxy Committee

The Hong Kong Proxy Committee has been established to oversee the proxy voting process in the Asia ex-Japan region on an ongoing basis. It is composed of the Proxy Administrator and senior officers from the Investment, Compliance and Risk Management Departments. The main functions of the Proxy Committee are to review the Proxy Voting Guidelines to ensure they are aligned with best practice; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues as they occur. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. It meets quarterly, or more frequently as circumstances dictate and its minutes are circulated to senior management including the Asia Risk Committee to whom it reports.

2. Voting

As these Guidelines represent what we consider to be in the best financial interests of our clients, we would normally expect clients to allow us to use them as a template for voting. However, we recognise that in certain circumstances further analysis may be required.

In view of our overriding fiduciary duty to act in the best interest of our clients, the Guidelines are an indication only of JFAM’s voting policy. The portfolio manager has discretion to override the policy should individual circumstances dictate.

Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

For markets in Asia ex-Japan, we will generally abstain from voting at AGMs on the grounds that the matters normally considered at such meetings are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients’ best interests, we will review each AGM notice to check whether there are any non-routine matters such as company reorganisations/restructurings, takeover/merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients’ best interests are served. Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients’ best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by-case basis by the research analyst in conjunction with the portfolio manager in order to determine how our clients’ best interests are served.

Situations can sometimes arise where more than one JFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

3. Engagement

We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. We consider that these dialogues have been useful and plan to expand this approach.

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4. Conflicts of Interest

In order to maintain the integrity and independence of JFAM’s proxy-voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals.

Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, evaluates the potential conflict and determines whether an actual conflict exists. In the event that this is the case, they make a recommendation on how to vote the proxy. A record of such decisions is available to clients on request.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

III.	VOTING GUIDELINES

1. REPORTS & ACCOUNTS

1a. Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

2. DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3. AUDITORS

3a. Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JFAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent.

3b. Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive.

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4. BOARDS

4a. Chairman & CEO

JFAM believes that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

4b. Board Structure

JFAM is in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.

4c. Board Size

Boards with more than 20 directors are considered to be excessively large.

4d. Board Independence

JFAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We believe that as a minimum, all boards should have at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

JFAM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

4e. Board Committees

Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

5. DIRECTORS

5a. Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration.

JFAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.

5b. Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JFAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

5c. Directors over 70

JFAM considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer himself or herself for re-election each year.

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6. NON-EXECUTIVE DIRECTORS

6a. Role of Non-Executive Directors

As stated earlier in these guidelines, JFAM believes that a strong independent element to a board is important to the effective running of a company.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Audit and Remuneration Committees should be composed exclusively of independent directors.

6b. Director Independence

We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

6c. Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

7. ISSUE OF CAPITAL

7a. Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JFAM believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

JFAM will vote in favour of increases in capital which enhance a company’s long-term prospects.

7b. Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

JFAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

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7c. Share Repurchase Programmes

Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JFAM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programmes when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8. MERGERS / ACQUISITIONS

Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JFAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9. VOTING RIGHTS

JFAM believes in the fundamental principle of “one share, one vote”. Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder’s equity capital commitment to the company.

10. SHARE OPTIONS / LONG-TERM INCENTIVE PLANS (L-TIPs)

10a. Share Options

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-pricing, of underwater options.

10b. Long-Term Incentive Plans (L-TIPs)

A Long-Term Incentive Plan (“L-TIP”) can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

JFAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

11. OTHERS

11a. Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

11b. Political Issues

JFAM does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

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IV.	ACTIVISM

Activism Policy

1. Discharge of Responsibilities
a)	Our primary responsibility is to protect our clients’ interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

b)	Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients’ portfolios are constructed. Whilst we attach considerable importance to meetings with management (and several hundred take place in Asia ex-Japan each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

c)	Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients’ best interests.
2. Monitor Performance

Monitoring of company performance is a key part of our investment processes. We maintain a record of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JFAM.

3. Evaluating and Reporting

We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies’ governance policies as a part of our investment research and take comfort from good governance.

V.	Sustainability

Where JFAM engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JFAM will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

Where social or environmental issues are the subject of a proxy vote, JFAM will consider the issue on a case-by-case basis, keeping in mind at all times the best financial interests of our clients.

It is anticipated that our SRI program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

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     Part II.D: Japan Proxy Voting

JPMorgan Asset Management Corporate Governance	Page 45

Part II.D: Japan Proxy Voting Guidelines
1.	Number of Directors

To ensure a swift management decision-making process, the appropriate number of directors should be 20 or less.

2.	Director’s Tenure

Director’s tenure should be equal to/less than 1 year.

3.	Director’s Remuneration

Remuneration of directors should generally be determined by an independent committee.

4.	Audit fees

Audit fees must be at an appropriate level.

5.	Capital Increase

Capital increases will be judged on a case-by-case basis depending on its purpose. Vote against capital increases if the purpose is to defend against a takeover.

6.	Borrowing of Funds

Vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover.

7.	Share Repurchase Programs

Vote in favor of share repurchase programs if it leads to an increase in the value of the company’s shares.

8.	Payout ratio

As a general rule, vote against any proposal for appropriation of profits which involves a payout ratio of less than 50% (after taking into account other forms of payouts to shareholders such as share repurchase programs) if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

9.	Mergers/Acquisitions

Mergers and acquisitions must only be consummated at a price representing fair value.

10.	Stock Options

Stock option programs should generally be publicly disclosed. Programs which result in increases in remuneration despite declines in corporate earnings (such as through a downward adjustment of the exercise price) is generally not acceptable.

11.	Political Contributions

Do not approve any use of corporate funds for political activities.

12.	Environmental/Social Issues

Do not take into account environmental/social issues that do not affect the economic value of the company.

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J.P. Morgan Investment Management Inc.
As an investment adviser, J.P. Morgan Investment Management Inc. (“J.P. Morgan”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, J.P. Morgan and its affiliated advisers have adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.
J.P. Morgan is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. As a general rule, in routine proxies of a particular security, the guidelines of the region in which the issuer of such security is organized will be applied.
Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.
To oversee and monitor the proxy-voting process, J.P. Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by J.P. Morgan. The procedures permit an independent voting service; currently Institutional Shareholder Services, Inc. in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

THE BANK OF NEW YORK MELLON CORPORATION
PROXY VOTING POLICY
(Approved: October 12, 2007)
1.	Scope of Policy — This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and the banking subsidiaries of BNY Mellon (BNY Mellon’s investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).

2.	Fiduciary Duty — We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser’s duty of loyalty precludes the adviser from subrogating its clients’ interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3.	Long-Term Perspective — We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4.	Limited Role of Shareholders — We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5.	Anti-takeover Proposals — We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6.	“Social” Issues — On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7.	Proxy Voting Process — Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account’s beneficial owners.

8.	Material Conflicts of Interest — We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

9.	Securities Lending — We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10.	Recordkeeping — We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11.	Disclosure — We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

2

POLICY APPROVED MARCH 15, 2007
MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES
I. POLICY STATEMENT
Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.
Proxy Research Services — Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy

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voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.
Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
II. GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.
A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:
•	Approval of financial statements and auditor reports.

•	General updating/corrective amendments to the charter.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to “the transaction of such other

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business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
B. Board of Directors
1.	Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:
a.	We withhold or vote against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director’s consulting arrangements with the company, or material business relationships between the director’s employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committees.

c.	We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

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d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

e.	We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

f.	We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.
2.	Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/[3]%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.	Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.	Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

6.	Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

7.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation

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of the roles as a market standard practice, and support division of the roles in that context.

8.	Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

9.	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.
C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.
D. Changes in legal and capital structure. We generally vote in favor of management proposals for technical and administrative changes to a company’s charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.
1.	We generally support the following:
•	Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals to authorize share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

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•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Proposals for higher dividend payouts.
2.	We generally oppose the following (notwithstanding management support):
•	Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Proposals to create “blank check” preferred stock.

•	Proposals relating to changes in capitalization by 100% or more.
E. Takeover Defenses and Shareholder Rights
1.	Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

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F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.
G. Executive and Director Remuneration.
1.	We generally support the following proposals:
•	Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2.	Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.	Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

4.	Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

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5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.
H. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.
I. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.
III. ADMINISTRATION OF POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.
The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

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The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
A. Committee Procedures
The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).
The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.
Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
B. Material Conflicts of Interest
In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).
The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special

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Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C. Identification of Material Conflicts of Interest
A potential material conflict of interest could exist in the following situations, among others:
1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).
If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:
1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.
D. Proxy Voting Reporting
The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the

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Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.
The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.
MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.
APPENDIX A
The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).
Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

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1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

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NEUBERGER BERMAN, LLC
NEUBERGER BERMAN MANAGEMENT INC.
PROXY VOTING POLICIES AND PROCEDURES
Non-Socially Responsive Clients
I. Introduction and General Principles
A. Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, “NB”) have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.
B. NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.
C. NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.
D. In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.
E. In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB’s policies and procedures.
F. There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given a proxy proposal is prudent and solely in the interests of the clients and, in the case of an ERISA client, the plan’s participants and beneficiaries. NB’s decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client’s investment and whether this expected effect would outweigh the cost of voting.

II. Responsibility and Oversight
A. NB has designated a Proxy Committee with the responsibilty for administering and overseeing the proxy voting process, including:
(1) developing, authorizing, implementing and updating NB’s policies and procedures;
(2) overseeing the proxy voting process; and
(3) engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.
B. Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.
C. The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.
D. In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.
III. Proxy Voting Guidelines
A. NB has determined that, except as set forth below, proxies will be voted in accordance with the recommendations contained in the applicable Glass, Lewis & Co. Proxy Paper Voting Guidelines, as in effect from time to time. A summary of the current applicable Glass Lewis guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.
B. Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with Glass Lewis recommendations. In the event that Glass Lewis refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph C.
C. There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional (“NB Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with Glass Lewis guidelines. In such event, the procedures set forth in Section V, Paragraph B will be followed.
IV. Proxy Voting Procedures

A. NB will vote client proxies in accordance with a client’s specific request even if it is in a manner inconsistent with NB’s policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.
B. At the recommendation of the Proxy Committee, NB has engaged Glass Lewis as its voting delegate to:
(1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;
(2)	vote and submit proxies in a timely manner;

(3)	handle other administrative functions of proxy voting;

(4)	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5)	maintain records of votes cast; and

(6)	provide recommendations with respect to proxy voting matters in general.
C. Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Glass Lewis.
D. Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.
V. Conflicts of Interest
A. Glass Lewis will vote proxies in accordance with the proxy voting guidelines described in Section III or as Glass Lewis recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.
B. In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with Glass Lewis recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy.
The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.
In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to the client or clients.
In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
C. In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and Glass Lewis refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.
In the event that the Proxy Committee determines that such vote will not present material conflict between NB and the client, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to such client or clients.
In the event that the Proxy Committee determines that such vote will present a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.
D. Material conflicts cannot be resolved by simply abstaining from voting.
VI. Recordkeeping
NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:
(1) a copy of these policies and procedures, which shall be made available to clients upon request
(2) proxy statements received regarding client securities (which will be satisfied bt relying on EDGAR or Glass Lewis);
(3) a record of each vote cast (which Glass Lewis maintains on NB’s behalf);
(4) a copy of each questionnaire completed by any NB Investment Professional under Section V above;
(5) any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
(6) each written client request for proxy voting records and NB’s written response to any client request (written or oral) for such records.
Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.
VII. Disclosure
Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client’s proxy.
Effective February 2007

Proxy Committee as of February 2007

Jack Rivkin	Chief Investment Officer
Judith Vale	Portfolio Manager
Maxine Gerson	Legal and Compliance
Vincent Pecoraro	Portfolio Administration

Principal Global Investors, LLC (“PGI”)*
POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS
PGI has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where PGI has the authority to vote proxies, PGI complies with its legal, fiduciary, and contractual obligations.
Guiding Principles
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect PGI’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
Public Equity Investments
To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services (“ISS”) Standard Proxy Voting Guidelines (the “Guidelines”), except in circumstances as described below. The Guidelines embody the positions and factors PGI generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.
In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As explained more fully below, however, each PGI equity portfolio management team (“Portfolio Management Team”) may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the lead Portfolio Manager for the requesting Portfolio Management Team; (iii) notification to the Compliance Department and other appropriate PGI personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.
The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
Senior management of PGI periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.
Implementation by Portfolio Management Teams
General Overview
Our Portfolio Management Teams have decided to generally follow the Guidelines and ISS Recommendations, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as the evaluation of ISS’s services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of PGI senior management) and any specific shareholder vote (subject to the approval process described in this policy).
Use of Third-Party Service Providers
We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by PGI to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.
PGI’s decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. PGI management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.
PGI may hire other service providers to replace or supplement ISS with respect to any of the services PGI currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.
Conflicts of Interest
Pursuant to this Policy, PGI has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by PGI in accordance with the Guidelines and ISS Recommendations will not be viewed as being the product of any conflicts of interest because PGI casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.
Our procedures also prohibit the influence of conflicts of interest where a Portfolio Management Team decides to vote against an ISS Recommendation. In any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, may include consultation with the client whose account may be affected by the conflict as well as an inquiry by PGI management into potential conflicts of interest., PGI senior management will not approve decisions that are based on the influence of such conflicts.
Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.
External Managers
Where PGI places client assets with managers outside of PGI, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. PGI may, however, retain such responsibilities where it deems appropriate.
Client Direction
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. PGI can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with PGI the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

Principal Real Estate Investors, LLC
POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS
PREI has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where PREI has the authority to vote proxies, PREI complies with its legal, fiduciary, and contractual obligations.
Guiding Principles
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect PREI’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
Public Equity Investments
To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services (“ISS”) Standard Proxy Voting Guidelines (the “Guidelines”), except in circumstances as described below. The Guidelines embody the positions and factors PREI generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.
In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As explained more fully below, however, each PREI equity portfolio management team (“Portfolio Management Team”) may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the lead Portfolio Manager for the requesting Portfolio Management Team; (iii) notification to the Compliance Department and other appropriate PREI personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.
The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
Senior management of PREI periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.
Implementation by Portfolio Management Teams
General Overview
Our Portfolio Management Teams have decided to generally follow the Guidelines and ISS Recommendations, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as the evaluation of ISS’s services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of PREI senior management) and any specific shareholder vote (subject to the approval process described in this policy).
Use of Third-Party Service Providers
We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by PREI to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.
PREI’s decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. PREI management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.
PREI may hire other service providers to replace or supplement ISS with respect to any of the services PREI currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.
Conflicts of Interest
Pursuant to this Policy, PREI has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by PREI in accordance with the Guidelines and ISS Recommendations will not be viewed as being the product of any conflicts of interest because PREI casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.
Our procedures also prohibit the influence of conflicts of interest where a Portfolio Management Team decides to vote against an ISS Recommendation. In any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, may include consultation with the client whose account may be affected by the conflict as well as an inquiry by PREI management into potential conflicts of interest., PREI senior management will not approve decisions that are based on the influence of such conflicts.
Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.
External Managers
Where PREI places client assets with managers outside of PREI, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. PREI may, however, retain such responsibilities where it deems appropriate.
Client Direction
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. PREI can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with PREI the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

Spectrum Asset Management, Inc.
POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS
GENERAL POLICY
Spectrum, an investment adviser registered with the Securities and Exchange Commission, acts as investment advisor for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments and foundations). While Spectrum receives few proxies for the preferred shares it manages, Spectrum nonetheless will, when delegated the authority by a client, vote these shares per the following policy voting standards and processes:
STANDARDS:
Spectrum’s standards aim to ensure the following in keeping with the best interests of its clients:
•	That Spectrum act solely in the interest of clients in providing for ultimate long-term stockholder value.

•	That Spectrum act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

•	That custodian bank is aware of our fiduciary duty to vote proxies on behalf of others — Spectrum relies on the best efforts of its custodian bank to deliver all proxies we are entitled to vote.

•	That Spectrum will exercise its right to vote all proxies on behalf of its clients (or permit clients to vote their interest, as the case(s) may be).

•	That Spectrum will implement a reasonable and sound basis to vote proxies.
PROCESSES:
A. Following ISS’ Recommendations
Spectrum has selected Institutional Shareholder Services (ISS) to assist it with its proxy voting responsibilities. Spectrum follows ISS Standard Proxy Voting guidelines (the “Guidelines”). The Guidelines embody the positions and factors Spectrum generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.
In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. Spectrum may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Manager to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer; (iii) notification to the Compliance Department and other appropriate Principal Global Investors personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.
Spectrum generally votes proxies in accordance with ISS’ recommendations. When Spectrum follows ISS’ recommendations, it need not follow the conflict of interest procedures in Section B, below.
From time to time ISS may have a business relationship or affiliation with one or more issuers held in Spectrum client accounts, while also providing voting recommendations on these issuers’ securities. Because this practice may present a conflict of interest for ISS, Spectrum’s Chief Compliance Officer will require from ISS at least annually additional information, or a certification that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum may obtain voting recommendations from two proxy voting services as an additional check on the independence of the ISS’ voting recommendations.
B. Disregarding ISS’ Recommendations
Should Spectrum determine not to follow ISS’ recommendation for a particular proxy, Spectrum will use the following procedures for identifying and resolving a material conflict of interest, and will use the Proxy Voting Guidelines (below) in determining how to vote.
Spectrum will classify proxy vote issues into three broad categories: Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact. Once the Senior Portfolio Manager has analyzed and identified each issue as belonging in a particular category, and disclosed the conflict of interests to affected clients and obtained their consents prior to voting, Spectrum will cast the client’s vote(s) in accordance with the philosophy and decision guidelines developed for that category. New and unfamiliar issues are constantly appearing in the proxy voting process. As new issues arise, we will make every effort to classify them among the following three categories. If we believe it would be informative to do so, we may revise this document to reflect how we evaluate such issues.

Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, Spectrum has elected to approach international proxy voting on the basis of achieving “best efforts at a reasonable cost.”
As a fiduciary, Spectrum owes its clients an undivided duty of loyalty. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in it.
Identifying a Conflict of Interest. There may be a material conflict of interest when Spectrum votes a proxy solicited by an issuer whose retirement plan or fund we manage or with whom Spectrum, an affiliate, or an officer or director of Spectrum or of an affiliate has any other material business or personal relationship that may affect how we vote the issuer’s proxy. To avoid any perceived material conflict of interest, the following procedures have been established for use when Spectrum encounters a potential material conflict to ensure that voting decisions are based on a clients’ best interest and are not the product of a material conflict.
Monitoring for Conflicts of Interest. All employees of Spectrum are responsible for monitoring for conflicts of interest and referring any that may be material to the CCO for resolution. At least annually, the CCO, will take reasonable steps to evaluate the nature of Spectrum’s material business relationships (and those of its affiliates) with any company whose preferred securities are held in client accounts (a “portfolio company”) to assess which, if any, could give rise to a conflict of interest. CCO’s review will focus on the following three categories:
•	Business Relationships — The CCO will consider whether Spectrum (or an affiliate) has a substantial business relationship with a portfolio company or a proponent of a proxy proposal relating to the portfolio company (e.g., an employee group), such that failure to vote in favor of management (or the proponent) could harm the adviser’s relationship with the company (or proponent). For example, if Spectrum manages money for the portfolio company or an employee group, manages pension assets, leases office space from the company, or provides other material services to the portfolio company, the CCO will review whether such relationships may give rise to a conflict of interest.

•	Personal Relationships — The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships that might give rise to a conflict of interest.

•	Familial Relationships — The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a familial relationship relating to a portfolio company (e.g., a spouse or other relative who serves as a director of a portfolio company, is a candidate for such a position, or is employed by a portfolio company in a senior position).
In monitoring for conflicts of interest, the CCO will consider all information reasonably available to it about any material business, personal, or familial relationship involving Spectrum (and its affiliates) and a portfolio company, including the following:
•	A list of clients that are also public companies, which is prepared and updated by the Operations Department and retained in the Compliance Department.

•	Publicly available information.

•	Information generally known within Spectrum.

•	Information actually known by senior executives or portfolio managers. When considering a proxy proposal, investment professionals involved in the decision-making process must disclose any potential material conflict that they are aware of to CCO prior to any substantive discussion of a proxy matter.

•	Information obtained periodically from those persons whom CCO reasonably believes could be affected by a conflict arising from a personal or familial relationship (e.g., portfolio managers, senior management).
The CCO may, at her discretion, assign day-to-day responsibility for monitoring for conflicts to a designated person. With respect to monitoring of affiliates, the CCO in conjunction with PGI’s CCO and/or Director of Compliance may rely on information barriers between Spectrum and its affiliates in determining the scope of its monitoring of conflicts involving affiliates.
Determining Whether a Conflict of Interest is “Material” — On a regular basis, CCO will monitor conflicts of interest to determine whether any may be “material” and therefore should be referred to PGI for resolution. The SEC has not provided any specific guidance as to what types of conflicts may be “material” for purposes of proxy voting, so therefore it would be appropriate to look to the traditional materiality analysis under the federal securities laws, i.e., that a “material” matter is one that is reasonably likely to be viewed as important by the average shareholder.
Whether a conflict may be material in any case will, of course, depend on the facts and circumstances. However, in considering the materiality of a conflict, Spectrum will use the following two-step approach:
1.	Financial Materiality — The most likely indicator of materiality in most cases will be the dollar amount involved with the relationship in question. For purposes of proxy voting, each committee will presume that a conflict is not material unless it involves at least 5% of Spectrum’s annual revenues or a minimum dollar amount $1,000,000. Different percentages or dollar amounts may be used depending on the proximity of the conflict (e.g., a higher number if the conflict arises through an affiliate rather than directly with Spectrum).

2.	Non-Financial Materiality — A non-financial conflict of interest might be material (e.g., conflicts involving personal or familial relationships) and should be evaluated on the facts of each case.
If the CCO has any question as to whether a particular conflict is material, it should presume the conflict to be material and refer it to the PGI’s CCO for resolution. As in the case of monitoring conflicts, the CCO may appoint a designated person or subgroup of Spectrum’s investment team to determine whether potential conflicts of interest may be material.
Resolving a Material Conflict of Interest — When an employee of Spectrum refers a potential material conflict of interest to the CCO, the CCO will determine whether a material conflict of interest exists based on the facts and circumstances of each particular situation. If the CCO determines that no material conflict of interest exists, no further action is necessary and the CCO will notify management accordingly. If the CCO determines that a material conflict exists, CCO must disclose the conflict to affected clients and obtain consent from each to the manner in which Spectrum proposes to vote.
Clients may obtain information about how we voted proxies on their behalf by contacting Spectrum’s Compliance Department.
PROXY VOTING GUIDELINES
CATEGORY I: Routine Administrative Items
Philosophy: Spectrum is willing to defer to management on matters of a routine administrative nature. We feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders. Examples of issues on which we will normally defer to management’s recommendation include:
1.          selection of auditors
2.          increasing the authorized number of common shares
3.          election of unopposed directors
CATEGORY II: Special Interest Issues
Philosophy: While there are many social, political, environmental and other special interest issues that are worthy of public attention, we do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas. In recent history, proxy issues of this sort have included such matters as sales to the military, doing business in South Africa, and environmental responsibility. Our primary responsibility in voting proxies is to provide for the greatest long-term value for Spectrum’s clients. We are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, in general we will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.
CATEGORY III: Issues Having the Potential for Significant Economic Impact
Philosophy: Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and the value of its shares. We believe such issues should be carefully analyzed and decided by the owners of the corporation. Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.
1.	Classification of Board of Directors. Rather than electing all directors annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year. Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms. Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. In general, we vote on a case by case basis on proposals for staggered boards, but generally favor annual elections of all directors.

2.	Cumulative Voting of Directors. Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned – the one share, one vote standard. The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors. Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders. Outside shareholder involvement can encourage management to maximize share value. We generally support cumulative voting of directors.

3.	Prevention of Greenmail. These proposals seek to prevent the practice of “greenmail”, or targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs. Shareholders are left with an asset-depleted and often less competitive company. We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual. We are opposed to greenmail and will support greenmail prevention proposals.

4.	Supermajority Provisions. These corporate charter amendments generally require that a very high percentage of share votes (70-81%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance. These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger. In most cases we believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and we oppose such provisions.

5.	Defensive Strategies. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

6.	Business Combinations or Restructuring. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

7.	Executive and Director Compensation. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.
Policy Established May, 2003
Revised January, 2006

T. ROWE PRICE PROXY VOTING — PROCESS AND POLICIES
T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.
Proxy Administration
The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services and Glass Lewis, and information presented by company managements and shareholder groups.
Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.
T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with ISS positions—T. Rowe Price occasionally may deviate from ISS recommendations on general policy issues or specific proxy proposals.
Fiduciary Considerations
T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations
When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.
T. Rowe Price Voting Policies
Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:
Election of Directors
T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for the failure to establish a formal nominating committee. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.
Executive Compensation
Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices. For companies with particularly egregious pay practices we may withhold votes from compensation committee members, the CEO, or even the entire board.
Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.
Anti-takeover, Capital Structure and Corporate Governance Issues
T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

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Social and Corporate Responsibility Issues
T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless they have substantial economic implications for the company’s business and operations that have not been adequately addressed by management.
Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client-focused nature of our investment management business that the potential for conflicts of interests are relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

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T. ROWE PRICE ASSOCIATES, INC
T. ROWE PRICE INTERNATIONAL, INC
T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
     T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.
     T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.
     Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
     Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation

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where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.
ADMINISTRATION OF POLICIES AND PROCEDURES
     Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.
     Investment Services Group. The Investment Services Group (“Investment Services Group") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
     Proxy Administrator. The Investment Services Group will assign a Proxy Administrator (“Proxy Administrator”) who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
     In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s proxy voting guidelines, and many of our guidelines are consistent with ISS positions, T. Rowe Price occasionally deviates from ISS recommendations on general policy issues or specific proxy proposals.
Meeting Notification
     T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Governance Analytics, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

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Vote Determination
     ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.
     Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.
T. Rowe Price Voting Policies
     Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:
     Election of Directors — T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for the failure to establish a formal nominating committee. We vote against management efforts to stagger board member terms by withholding votes from directors because a staggered board may act as a deterrent to takeover proposals. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.
     Anti-takeover and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and

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the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.
     Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock. For companies with particularly egregious pay practices such as excessive severance packages, perks, and bonuses (despite under- performance), or moving performance targets (to avoid poor payouts), we may withhold votes from compensation committee members as well the CEO or even the entire board.
     Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.
     Social and Corporate Responsibility Issues — Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company’s management on the following social, environmental and corporate responsibility issues unless the issue has substantial economic implications for the company’s business and operations which have not been adequately addressed by management:
•	Corporate environmental practices;

•	Employment practices and employment opportunity;

•	Military, nuclear power and related energy issues;

•	Tobacco, alcohol, infant formula and safety in advertising practices;

•	Economic conversion and diversification;

•	International labor practices and operating policies;

•	Genetically-modified foods; and

•	Animal rights.
T. Rowe Price may support the following well-targeted shareholder proposals that call for enhanced disclosure and/or policy changes by companies where relevant to their business:
•	Political contributions/activities;

•	Climate change and global warning; and

•	Board diversity and sexual orientation employment policies.
     Global Portfolio Companies — ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most

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fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS’ general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.
     Votes Against Company Management — Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management’s view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management. Also, our research analysts are asked to present their voting recommendations in such situations to our portfolio managers.
     Index and Passively Managed Accounts — Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using ISS voting recommendations when their recommendations are consistent with T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.
     Divided Votes — In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client’s investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.
     Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the potential loss of liquidity in the blocked shares.
     Securities on Loan — The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back

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the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.
Vote Execution and Monitoring of Voting Process
     Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS’s Governance Analytics system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.
     On a daily basis, the Proxy Administrator queries the Governance Analytics system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.
     Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile.
Monitoring and Resolving Conflicts of Interest
     The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

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     Specific Conflict of Interest Situations — Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.
REPORTING AND RECORD RETENTION
     Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.
     T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

UBS GLOBAL ASSET MANAGEMENT
GLOBAL CORPORATE GOVERNANCE
PHILOSOPHY
AND PROXY VOTING GUIDELINES AND POLICY

Policy Summary
     Underlying our voting and corporate governance policies we have three fundamental objectives:
     1. We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.
     2. In order to do this effectively, we aim to utilize the full weight of our clients’ shareholdings in making our views felt.
     3. As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.
     To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Mangement offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.
     This policy helps to maximize the economic value of our clients’ investments by establishing proxy voting standards that conform with UBS Global Asset Management’s philosophy of good corporate governance.

Risk Addressed by this Policy
    The policy is designed to address the following risks:
•	Failure to provided required disclosure for investment advisers and registered investment companies.

•	Failure to vote proxies in best interest of clients and funds

•	Failure to identify and address conflicts of interest

•	Failure to provide adequate oversight of third party service providers

Global Voting and Corporate Governance Policy

A.	General Corporate Governance Benchmarks	2
B.	Proxy Voting Guidelines oe Macro Rationales	4
C.	Proxy Voting Disclosure Guidelines	8
D.	Proxy Voting Conflict Guidelines	9
E.	Special Disclosure Guidelines for Registered Investment Companies	9
F.	Documentation	11
G.	Compliance Dates	11
H.	Other Policies	12
I.	Disclosures	12
GLOBAL PROXY VOTING AND CORPORATE GOVERNANCE POLICY
Philosophy
     Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the —company” or —companies”) to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.
A.	General Corporate Governance Benchmarks UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, —UBS Global AM”) will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.
Principle 1: Independence of Board from Company
Management Guidelines:
•	Board exercises judgment independently of management.

•	Separate Chairman and Chief Executive.

•	Board has access to senior management members.

•	Board is comprised of a significant number of independent outsiders.

•	Outside directors meet independently.

•	CEO performance standards are in place.

•	CEO performance is reviewed annually by the full board.

•	CEO succession plan is in place.

•	Board involvement in ratifying major strategic initiatives.

•	Compensation, audit and nominating committees are led by a majority of outside directors.
Principle 2: Quality of Board
Membership Guidelines:
•	Board determines necessary board member skills, knowledge and experience.

•	Board conducts the screening and selection process for new directors.

•	Shareholders should have the ability to nominate directors.

•	Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

•	Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

•	Board meets regularly (at least four times annually).
Principle 3: Appropriate Management of Change in
Control Guidelines:
•	Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

•	Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval.

•	Employment contracts should not entrench management.

•	Management should not receive substantial rewards when employment contracts are terminated for performance reasons.
Principle 4: Remuneration Policies are Aligned with Shareholder
Interests Guidelines:
•	Executive remuneration should be commensurate with responsibilities and performance.

•	Incentive schemes should align management with shareholder objectives.

•	Employment policies should encourage significant shareholding by management and board members.

•	Incentive rewards should be proportionate to the successful achievement of predetermined financial targets.

•	Long-term incentives should be linked to transparent long-term performance criteria.

•	Dilution of shareholders’ interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.
Principle 5: Auditors are
Independent Guidelines:
•	Auditors are approved by shareholders at the annual meeting.

•	Audit, consulting and other fees to the auditor are explicitly disclosed.

•	The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

•	Periodic (every 5 years) tender of the audit firm or audit partner.
B.	Proxy Voting Guidelines — Macro Rationales Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.
1.	General Guidelines
     a. When our view of the issuer’s management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.
     b. If management’s performance has been questionable we may abstain or vote against specific proxy proposals.
     c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.
     d. In general, we oppose proposals, which in our view, act to entrench management.
     e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.
     f. We will vote in favor of shareholder resolutions for confidential voting.
2.	Board of Directors and Auditors
     a. Unless our objection to management’s recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.
     b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.
     c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.
     d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.
     e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.
3.	Compensation
     a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.
     b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.
     c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.
     d. We may vote against a compensation or incentive program if it is not adequately tied to a company’s fundamental financial performance;, is vague;, is not in line with market practices;, allows for option re-pricing;, does not have adequate performance hurdles; or is highly dilutive.
     e. Where company and management’s performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.
     f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.
4.	Governance Provisions
     a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.
     b. We believe that —poison pill” proposals, which dilute an issuer’s stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.
     c. Any substantial new share issuance should require prior shareholder approval.
     d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.
     e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.
     f. We generally do not oppose management’s recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.
     g. We will support proposals that enable shareholders to directly nominate directors.
5.	Capital Structure and Corporate Restructuring
     a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.
     b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.
6.	Mergers, Tender Offers and Proxy Contests
     a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

7.	Social, Environmental, Political and Cultural
     a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.
     b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management’s ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.
     c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.
8.	Administrative and Operations
     a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.
     b. We are sympathetic to shareholders who are long-term holders of a company’s stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.
9.	Miscellaneous
     a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client’s direction.
     b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).
     c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

     d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular Proposal.
C.	Proxy Voting Disclosure Guidelines
•	UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, how they may obtain information about how we voted with respect to their securities. This disclosure may be made on Form ADV.

•	UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, these procedures and will furnish a copy of these procedures to any client upon request. This disclosure may be made on Form ADV.

•	Upon request or as required by law or regulation, UBS Global AM will disclose to a client or a client’s fiduciaries, the manner in which we exercised voting rights on behalf of the client.

•	Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance Principles. (See Proxy Voting Conflict Guidelines below.)

•	Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal and Compliance representative.

•	Any employee, officer or director of UBS Global AM receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company’s proxies.

•	Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

•	In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

•	We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

•	The Chairman of the Global Corporate Governance Committee and the applicable Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy.
     Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.
D.	Proxy Voting Conflict Guidelines In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:
•	Under no circumstances will general business, sales or marketing issues influence our proxy votes.

•	UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities (—Affiliates”) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal and Compliance Department immediately. [Note: Legal and Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.
E.	Special Disclosure Guidelines for Registered Investment Company Clients
1.	Registration Statement (Open-End and Closed-End Funds) Management is responsible for ensuring the following:
•	That these procedures, which are the procedures used by the investment adviser on the Funds’ behalf, are described in the Statement of Additional Information (SAI). The procedures may be described in the SAI or attached as an exhibit to the registration statement.

•	That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand; and those of the Funds investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

•	That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.
2.	Shareholder Annual and Semi-Annual Report (Open-End and Closed-End

Funds) Management is responsible for ensuring the following:
•	That each Fund’s shareholder report contain a statement that a description of these procedures is available (i) without charge, upon request, by calling a toll-free or collect telephone number; (ii) on the Fund’s website, if applicable; and (iii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.

•	That the report contain a statement that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund’s website, or both; and
     (ii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.
3.	Form N-CSR (Closed-End Fund Annual Reports Only) Management is responsible for ensuring the following:
•	That these procedures are described in Form N-CSR. In lieu of describing the procedures, a copy of these procedures may simply be included with the filing. However, the SEC’s preference is that the procedures be included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.

•	That the N-CSR disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.
4.	Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:
•	That each Fund files its complete proxy voting record on Form N-PX for the 12 month period ended June 30 by no later than August 31 of each year.

•	Fund management is responsible for reporting to the Funds’ Chief Compliance Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds’ Form N-PX.
5.	Oversight of Disclosure The Funds’ Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds’ Chief Compliance Officer shall recommend to each Fund’s Board any changes to these policies and procedures that he or she deems necessary or appropriate to ensure the Funds’ compliance with relevant federal securities laws.

Responsible Parties
     The following parties will be responsible for implementing and enforcing this policy: The Chief Compliance Officer and his/her designees
Documentation
     Monitoring and testing of this policy will be documented in the following ways:
•	Annual review by the Funds’ and UBS Global AM’s Chief Compliance Officer of the effectiveness of these procedures

•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures

•	Periodic review of any proxy service vendor by the Chief Compliance Officer

•	Periodic review of proxy votes by the Proxy Voting Committee
Compliance Dates
     The following compliance dates should be added to the Compliance Calendar:
•	File Form N-PX by August 31 for each registered investment company client

•	Annual review by the Funds’ and UBS Global AM’s Chief Compliance Officer of the effectiveness of these procedures

•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures

•	Form N-CSR, Shareholder Annual and Semi-Annual Reports, and annual updates to Fund registration statements as applicable

•	Periodic review of any proxy service vendor by the Chief Compliance Officer

•	Periodic review of proxy votes by the Proxy Voting Committee
Other Policies
     Other policies that this policy may affect include:

•	Recordkeeping Policy

•	Affiliated Transactions Policy

•	Code of Ethics

•	Supervision of Service Providers Policy
     Other policies that my affect this policy include:
•	Recordkeeping Policy

•	Affiliated Transactions Policy

•	Code of Ethics

•	Supervision of Service Providers Policy

APPENDIX C

Portfolio Manager Disclosure

Information relating to the portfolio managers for each of the Funds follows.

The order in which the Portfolio Manager Disclosures are arranged is in alphabetical order by each Sub-Advisor/Manager, then by Fund, and then by Portfolio Manager.

244 APPENDIX C	Principal Variable Contracts Fund, Inc.

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Large Cap Value

Name of Fund
Marilyn Fedak, John Mahedy, Christopher Marx and John Phillips

Name of Portofolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Alliance Bernstein L.P.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	348	205,901
• other pooled investment vehicles:	305	74,161
• other accounts:	176,857	427,529
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	8	38,102
• other pooled investment vehicles:	10	1,524
• other accounts:	226	39,318
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 - $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

/s/ Howard Staum	March 17, 2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Howard Staum (Printed Name of person signing)

Compliance Director (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Equity Value Account

Name of Fund
Brendan Healy

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
American Century Investment Management, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	10	$4,773,342,833
• other pooled investment vehicles:	0	$0
• other accounts:	3	$171,976,775
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	$0
• other pooled investment vehicles:	0	$0
• other accounts:	0	$0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other account included in response to this question, on the other.
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small-and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.
American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.
Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation
American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. For the fiscal year ended December 31, 2007, it included the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.
Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.
Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.
Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Principal Equity Value Account. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of Principal Equity Value Account is not separately considered in determining portfolio manager compensation.
A second factor in the bonus calculation relates to the performance of all American Century funds managed according to one of the following investment styles: U.S. growth, U.S. value, international and fixed-income. This factor does not apply to quantitatively managed and asset allocation funds. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-and three year performance (asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.
A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.
Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).
Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 - $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Ryan L. Blaine (Signature of person authorized to sign on behalf of the Sub-Advisor)	2/12/2008 (Date)

Ryan L. Blaine (Printed Name of person signing)

Corporate Counsel (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Equity Value Account

Name of Fund
Charles Ritter

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
American Century Investment Management, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	10	$4,773,342,833
• other pooled investment vehicles:	0	$0
• other accounts:	3	$171,976,775
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	$0
• other pooled investment vehicles:	0	$0
• other accounts:	0	$0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other account included in response to this question, on the other.
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small-and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.
American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.
Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation
American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. For the fiscal year ended December 31, 2007, it included the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.
Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.
Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.
Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Principal Equity Value Account. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of Principal Equity Value Account is not separately considered in determining portfolio manager compensation.
A second factor in the bonus calculation relates to the performance of all American Century funds managed according to one of the following investment styles: U.S. growth, U.S. value, international and fixed-income. This factor does not apply to quantitatively managed and asset allocation funds. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-and three year performance (asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.
A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.
Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).
Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 - $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Ryan L. Blaine	2/12/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Ryan L. Blaine (Printed Name of person signing)

Corporate Counsel (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Growth Account

Name of Fund
Anthony Rizza

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Columbus Circle Investors

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	10	$6,965.6 M
• other pooled investment vehicles:	4	$1,766.1 M
• other accounts:	87	$3,545.6 M
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	4	$734.1	M
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Columbus Circle Investors seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is comprised of the following:
     Base Salary — Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager. The firm’s goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions, and salary surveys.
     Bonus — Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts very among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus compensation is based upon the performance of the investment strategy for which the portfolio manager is responsible and the role the portfolio manager plays in that performance, plus the value to the firm that the strategy the portfolio manager has provided. Value to the firm is related to the assets under management that employ the portfolio manager’s strategy as well as the part that success and the portfolio manager personally play in overall firm success. Portfolio managers who are partners receive quarterly bonus compensation based upon overall revenue generated by the products for which they are responsible.
     Equity Payments — Portfolio managers who are partners of CCI receive quarterly distributions based upon their equity ownership share and firm profitability. We believe this structure allows us to retain highly qualified portfolio managers, as it provides the opportunity to share directly in the success of the business.
Each portfolio manager is eligible to participate in a competitive benefits package including health and retirement benefits [in the form of 401(k) plan], which are available to all of Columbus Circle employees.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 - $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Frank Cuttita	2/14/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Frank Cuttita (Printed Name of person signing)

Senior Managing Director, Chief Administrative Officer/Chief Compliance Officer (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Equity Income Fund I

Name of Fund
David Simpson

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management. Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of February 29, 2008 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
(If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 19341), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the Fund’s 1-, 3- and 5-year percentile rankings among its Lipper Equity Income Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 - $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Minoo Spellerberg	03/27/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

Chief Compliance Officer — PGI (North America) (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End portfolio Manager Questionnaire

Equity Income Fund I

Name of Fund
Joseph T. Suty

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	2	$4,785,285,491.39
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees. the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager
Edge Asset Management. Inc. or an affiliate of either may provide more services (such as distribution or record keeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.
2	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the Fund’s 1-, 3- and 5-year percentile rankings among its Lipper Equity Income Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Joseph T. Suty	2-4-08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Joseph T. Suty (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Income Fund

Name of Fund
John R. Friedl

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	2	$1,369,227,016.93
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the Fund’s 1-, 3- and 5-year percentile rankings among its Lipper Corporate Debt Funds BBB rated peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 - $100,000; $100,001 — $500.000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ John R. Friedl	2/1/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

John R. Friedl (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End portfolio Manager Questionnaire

MidCap Stock Fund

Name of Fund
Daniel R. Coleman

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management. Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	2	$758,498,872.41
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or record keeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.
2	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the Fund’s 1-, 3- and 5-year percentile rankings among its Lipper Mid-Cap Core Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 - $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Daniel R. Coleman	2/01/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Daniel R. Coleman (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Mortgage Securities Fund

Name of Fund

Craig V. Sosey
Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	4	$2,389,428,532.55
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
if the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the Fund’s 1-, 3- and 5-year percentile rankings among its Lipper Short Investment Grade Debt Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 - $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Craig V. Sosey	2/1/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Craig V. Sosey (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Short-Term Income Fund

Name of Fund
Craig V. Sosey

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	4	$2,389,428,532.55
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the Fund’s 1-, 3- and 5-year percentile rankings among its Lipper U.S. Mortgage Funds peers. The portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Craig V. Sosey	2/1/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Craig V. Sosey (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Variable Contracts Fund, inc.
Fiscal Year-End Portfolio Manager Questionnaire

SAM Balanced Portfolio

Name of Fund
Michael D. Meighan

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of December 31, 2007 the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	accounts	Assets
• registered investment companies:	11	$14,116,777,224.14
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the SAM Balanced Portfolio’s 1-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Michael D. Meighan	2-1-08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Michael D. Meighan (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

SAM Balanced Portfolio

Name of Fund
Randall L. Yoakum

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	11	$14,116,777,224.14
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the SAM Balanced Portfolio’s 1-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 - $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Randall L. Yoakum	2/04/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Randall L. Yoakum (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

SAM Conservative Balanced Portfolio

Name of Fund
Michael D. Meighan

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	11	$14,116,777,224.14
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the SAM Balanced Portfolio’s 1-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 - $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Michael D. Meighan	2-1-08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Michael D. Meighan (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

SAM Conservative Balanced Portfolio

Name of Fund
Randall L. Yoakum

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	11	$14,116,777,224.14
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security, in these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the SAM Balanced Portfolio’s 1-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Randall L. Yoakum	2/4/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Randall L. Yoakum (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

SAM Conservative Growth Portfolio

Name of Fund
Michael D. Meighan

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	11	$14,116,777,224.14
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the SAM Balanced Portfolio’s 1-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Michael D. Meighan	2-1-08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Michael D. Meighan (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

SAM Conservative Growth Portfolio

Name of Fund
Randall L.Yoakum

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and (the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	11	$14,116,777,224.14
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages, if the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The portfolio Manager receives a fixed salary as well as incentive-based compensation, salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Managers satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the SAM Balanced Portfolio’s 1-, 3- and 5-year percentile rankings among its upper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement Plans.

/s/ Randall L. Yoakum	2/4/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Randall L. Yoakum (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

SAM Flexible Income Portfolio

Name of Fund
Michael D. Meighan

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	11	$14,116,777,224.14
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The portfolio Managers investment performance for compensation purposes is measured by the SAM Balanced Portfolio’s 1-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 - $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Michael D. Meighan	2/1/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Michael D. Meighan

(Printed Name of person signing)

Portfolio Manager

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

SAM Flexible Income Portfolio

Name of Fund
Randall L. Yoakum

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management. Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	accounts	Assets
• registered investment companies:	11	$14,116,777,224.14
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the SAM Balanced Portfolio’s 1-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 - $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Randall L. Yoakum	2/4/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Randall L. Yoakum

(Printed Name of person signing)

Portfolio Manager

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

SAM Strategic Growth Portfolio

Name of Fund
Michael D. Meighan

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	accounts	Assets
• registered investment companies:	11	$14,116,777,224.14
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Material conflicts of interest may arise when a Fund’s portfolio manager also has day

Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit it the portfolio manager.

cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation-Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the SAM Balanced Portfolio’s 1-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 - $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Michael D. Meighan	2/1/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Michael D. Meighan

(Printed Name of person signing)

Portfolio Manager

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

SAM Strategic Growth Portfolio

Name of Fund
Randall L. Yoakum

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management, Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	accounts	Assets
• registered investment companies:	11	$14,116,777,224.14
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Edge Asset Management Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation Salary is based upon a variety of factors including education, professional experience seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the SAM Balanced Portfolio’s 1-, 3- and 5-year percentile rankings among its upper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1 (a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Randall L. Yoakum	2/4/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Randall L. Yoakum

(Printed Name of person signing)

Portfolio Manager

(Title of person signing)

Principal Variable Contracts Fund, inc.
Fiscal Year-End Portfolio Manager Questionnaire

West Coast Equity Fund

Name of Fund
Philip M. Foreman

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Edge Asset Management. Inc.

Firm Name
For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person’s role and the relationship between the person’s role and the roles of other persons who have responsibility for the day-to-day management of the Fund’s portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund’s assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member’s role.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	accounts	Assets
• registered investment companies:	2	$1,912,785,358.55
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security, in these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Edge Asset Management Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager’s compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager’s investment performance for compensation purposes is measured by the Fund’s 1-, 3- and 5-year percentile rankings among its Lipper Multi-Cap Core Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager’s economic interests with those of the Fund’s shareholders.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.

/s/ Philip M. Foreman	01/04/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Philip M. Foreman

(Printed Name of person signing)

Portfolio Manager

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund, Inc. — Small Cap Growth

Name of Fund
Joseph W. Garner

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Emerald Advisers, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	accounts	Assets
• registered investment companies:	3	$ 464 mm
• other pooled investment vehicles:	0	0
• other accounts:	65	$1,753 mm
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Emerald has a company-wide compensation/incentive plan. A consulting firm aided in the development of this plan.
The first stage was implemented in 1999, and included a salary grid structure for all employees and job titles. The firm’s Compensation Committee (which includes members of Emerald’s board of directors) can adjust an individual’s salary based on actual job performance. The salary grid points were chosen in concert with the Consultant following an industry review and comparison survey.
The second stage is a quarterly Bonus Plan that keys job performance to eligibility and amount. The “firm-wide” component, which mandates whether or not the firm as a whole will pay yearly bonuses, is tied to the firm’s performance and was adopted beginning in 2000. Bonuses can range from zero to 300% of base salaries. If the firm’s performance is sufficient to warrant bonus payments, the Compensation Committee decides on a percentage payout of the eligible bonus pool to each operating area: Portfolio Management, Research, Marketing and Operations. Finally, each unit’s Managing Director assigns specific employee bonus amounts from the eligible pool, based on quarterly performance reviews and the managers relative performance against the Russell 2000 Growth Index and Russell Mid Cap Growth Index for rolling Quarter, Year, and Five Year periods. Sign-off from the Compensation Committee is the final step to the stage.
Emerald has consistently awarded or offered the purchase of direct equity ownership in the firm to key employees. Emerald believes it has a competitive compensation/incentive structure relative to its industry based both on the involvement of the Consultant and the fact that it has consistently retained its key senior management staff over the long-term.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a) (2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None. Our portfolio managers are prohibited from purchasing shares of this fund.

/s/ Joseph W. Garner	2/15/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Joseph W. Garner

(Printed Name of person signing)

Director of Research/Portfolio Manager

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund, Inc. — Small Cap Growth

Name of Fund
Kenneth G. Mertz II, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Emerald Advisers, Inc.

Fund Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	accounts	Assets
• registered investment companies:	3	$561	mm
• other pooled investment vehicles:	0	0
• other accounts:	67	$1,787	mm
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

	Number of	Total
	accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Emerald has a company-wide compensation/incentive plan. A consulting firm aided in the development of this plan.
The first stage was implemented in 1999, and included a salary grid structure for all employees and job titles. The firm’s Compensation Committee (which includes members of Emerald’s board of directors) can adjust an individual’s salary based on actual job performance. The salary grid points were chosen in concert with the Consultant following an industry review and comparison survey.
The second stage is a quarterly Bonus Plan that keys job performance to eligibility and amount. The “firm-wide” component, which mandates whether or not the firm as a whole will pay yearly bonuses, is tied to the firm’s performance and was adopted beginning in 2000. Bonuses can range from zero to 300% of base salaries. If the firm’s performance is sufficient to warrant bonus payments, the Compensation Committee decides on a percentage payout of the eligible bonus pool to each operating area: Portfolio Management, Research, Marketing and Operations. Finally, each unit’s Managing Director assigns specific employee bonus amounts from the eligible pool, based on quarterly performance reviews and the managers relative performance against the Russell 2000 Growth Index and Russell Mid Cap Growth Index for rolling Quarter, Year, and Five Year periods. Sign-off from the Compensation Committee is the final step to the stage.
Emerald has consistently awarded or offered the purchase of direct equity ownership in the firm to key employees. Emerald believes it has a competitive compensation/incentive structure relative to its industry based both on the involvement of the Consultant and the fact that it has consistently retained its key senior management staff over the long-term.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None. Our portfolio managers are prohibited from purchasing shares of this fund.

/s/ Kenneth G. Mertz II, CFA	2/15/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Kenneth G. Mertz II, CFA

(Printed Name of person signing)

President & CIO

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund. Inc. — Small Cap Growth

Name of Fund
Stacey L. Sears

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Emerald Advisers, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	accounts	Assets
• registered investment companies:	2	$455 mm
• other pooled investment vehicles:	0	0
• other accounts:	65	$1,753 mm
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

	Number of	Total
	accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement. relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Emerald has a company ·wide compensation/incentive plan. A consulting firm aided in the development of this plan.
The first stage was implemented in 1999, and included a salary grid structure for all employees and job titles. The firm’s Compensation Committee (which includes members of Emerald’s board of directors) can adjust an Individual’s salary based on actual job performance. The salary grid points were chosen in concert with the Consultant following an industry review and comparison survey.
The second stage is a quarterly Bonus Plan that keys job performance to eligibility and amount. The “fund-wide” component, which mandates whether or not the firm as a whole will pay yearly bonuses, is tied to the firm’s performance and was adopted beginning in 2000. Bonuses can range from zero to 300% of base salaries. If the find’s performance is sufficient to warrant bonus payments, the Compensation Committee decides on a percentage payout of the eligible bonus pool to each operating area: Portfolio Management, Research, Marketing and Operations. Finally, each unit’s Managing Director assigns specific employee bonus amounts from the eligible pool, based on quarterly performance reviews and the managers relative performance against the Russell 2000 Growth Index and Russell Mid Cap Growth Index for rolling Quarter, Year, and Five Year periods. Sign-off from the Compensation Committee is the final step to the stage.
Emerald has consistently awarded or offered the purchase of direct equity ownership in the firm to key employees. Emerald believes it has a competitive compensation/incentive structure relative to its industry based both on the Involvement of the Consultant and the fact that It has consistently retained its key senior management staff over the long-term.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None. Our portfolio managers are prohibited from purchasing shares of this fund.

/s/ Stacey L. Sears	2/15/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Stacey L. Sears

(Printed Name of person signing)

Senior Vice President

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

PRINCIPAL VARIABLE CONTRACTS FUND, INC. — SMALL CAP GROWTH ACCOUNT

Name of Fund
Nancy Prial

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Essex Investment Management Co, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	2	183,542,497
• other pooled investment vehicles:	10	209,052,689
• other accounts:	67	478,804,844
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	1	1,570,293
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Essex is not aware of any material conflicts of interest in connection with the PM’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to question 1, on the other. Moreover, Essex has established written policies and procedures relating to its investment management and trading practices, including its trade allocation practices, as part of Essex’s internal controls in order to prevent such conflicts of interest from arising.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
The professionals at Essex are compensated by a three-tiered approach. First, all of the investment professionals have industry-competitive base salaries and receive a percentage of the firm’s profits through a profit-sharing/pension plan. Second, Essex’s professionals receive a year-end bonus based on their personal performance and Essex’s composite performance relative to our peers and benchmark. Third, Essex offers a competitive benefit package including comprehensive family health coverage.
Essex’s yearly investment performance drives the portfolio managers’ incentive portion (“bonus”) of their compensation package. The portfolio managers’ bonus is based on their respective portfolios’ absolute, relative, and risk-adjusted performance. Eighty percent of the evaluation is based on performance of the portfolios and twenty percent is based on teamwork, communication, and other subjective criteria. We also incent them on their 1, 2 and 3 year performance track record.
As an added retention mechanism, Essex offers ownership to both existing and prospective employees. The current ownership structure allows Essex to capitalize a portion of its free cash flow each year and transform it into stock ownership. Essex envisions granting ownership as an additional incentive to the employees who contribute the greatest to the firm’s future success.
Finally, Essex is committed to using a fundamental team approach and culture that encourages continuity among its investment professionals and makes a conscious effort to reward its team members accordingly.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

/s/ Christopher P. McConnell	2/15/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Christopher P. McConnell

(Printed Name of person signing)

Chief Compliance Officer

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund — Small Cap Value Account

Name of Fund
Christopher Blum

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
JP Morgan Investment Management, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets (MM)
• registered investment companies:	12	3,301.09
• other pooled investment vehicles:	8	599.88
• other accounts:	9	429.49
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account;

	Number of	Total
	Accounts	Assets
• registered investment companies:	N/A	N/A
• other pooled investment vehicles:	1	19.18
• other accounts:	2	56.64
2.	A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sates cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from lime to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients, JP Morgan and its affiliates have have policies and procedures designed to manage the conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients overtime. For example:
Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.
3.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
J.P. Morgan Investment Management Inc. (“JP Morgan”)’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan or its affiliates. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.
Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
4.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
N/A

/s/ Donna Nascimento	1-23-08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Donna Nascimento

(Printed Name of person signing)

Vice President

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund — Small Cap Value Account

Name of Fund
Dennis Ruhl

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
JP Morgan Investment Management, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets (MM)
• registered investment companies:	12	3,301.09
• other pooled investment vehicles:	8	599.88
• other accounts:	9	429.49
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	accounts	Assets
• registered investment companies:	N/A	N/A
• other pooled investment vehicles:	1	19.18
• other accounts:	2	56.64
2.	A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients, JP Morgan and its affiliates have policies and procedures designed to manage the conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.
3.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
J.P. Morgan Investment Management Inc. (“JP Morgan”)’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan or its affiliates. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.
Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
4.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
N/A

/s/ Donna Nascimento	1-23-08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Donna Nascimento

(Printed Name of person signing)

Vice President

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund, Inc. — MidCap Value Account

Name of Fund
Bruce I. Jacobs

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Jacobs Levy Equity Management Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:
• other pooled investment vehicles:	1	5,385,500
• other accounts:	100 *	19,604,615,793

*	As of 12/31/07, Jacobs Levy managed separate accounts and one pooled investment vehicle. We did not manage our own registered investment companies, and sub-advised funds only for Principal Financial Group and one other client as separate accounts in a multi-manager format.
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:
• other pooled investment vehicles:
• other accounts:	20	3,878,934,999
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Trade allocation among accounts is a potential conflict of interest. Our portfolio optimizer generates our trade programs. Traders do not have discretion to add securities or accounts to the trade program. The full allocation for all accounts across all strategies is determined prior to placing the order. In the event the order is only partially completed, a daily allocation is done on a fair basis, either pro rata or random, at the average price for the day. Allocation by account of actual shares traded is provided to the broker at the end of the day’s trading. This procedure treats all participating accounts across all strategies equitably with respect to the executed trade. External legal counsel has reviewed our trade allocation procedures, which are also stated in our Form ADV, and concur that these procedures adequately address the potential conflict of interest issue. Our trade allocation procedures are also reviewed and tested annually by Ernst & Young, our independent accountants, as part of their SAS 70 examination of our operating procedures and internal controls.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Each portfolio manager receives a fixed salary and a percentage of the profits of the firm, which is based upon the portfolio manager’s ownership interest in the firm. The firm’s profits are derived from the fees it receives from client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management (the “Basic Fee”). For some accounts, the firm receives a fee that is adjusted based upon the performance of the account compared to a benchmark. The type of performance adjusted fee, the measurement period for the fee and the benchmark vary by client. Common benchmarks include the S&P 500, Russell 1000, Russell 2000 and Russell 3000. In some cases, the Basic Fee is adjusted based upon the trailing returns (e.g., annualized trailing 12 quarter returns) of the account relative to an annualized benchmark return plus a specified number of basis points. In other cases, the firm receives the Basic Fee and a percentage of the profits in excess of a benchmark plus a specified number of basis points.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

The Portfolio Manager held no securities in the Fund.

/s/ Heath N. Weisberg	2/15/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Heath N. Weisberg

(Printed Name of person signing)

General Counsel/Chief Compliance Officer

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund, Inc. — MidCap Value Account

Name of Fund
Kenneth N. Levy

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Jacobs Levy Equity Management Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:
• other pooled investment vehicles:	1	5,385,500
• other accounts:	100 *	19,604,615,793

*	As of 12/31/07, Jacobs Levy managed separate accounts and one pooled investment vehicle. We did not manage our own registered investment companies, and sub-advised funds only for Principal Financial Group and one other client as separate accounts in a multi-manager format.
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:
• other pooled investment vehicles:
• other accounts:	20	3,878,934,999
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Trade allocation among accounts is a potential conflict of interest. Our portfolio optimizer generates our trade programs. Traders do not have discretion to add securities or accounts to the trade program. The full allocation for all accounts across all strategies is determined prior to placing the order. In the event the order is only partially completed, a daily allocation is done on a fair basis, either pro rata or random, at the average price for the day. Allocation by account of actual shares traded is provided to the broker at the end of the day’s trading. This procedure treats all participating accounts across all strategies equitably with respect to the executed trade. External legal counsel has reviewed our trade allocation procedures, which are also stated in our Form ADV, and concur that these procedures adequately address the potential conflict of interest issue. Our trade allocation procedures are also reviewed and tested annually by Ernst & Young, our independent accountants, as part of their SAS 70 examination of our operating procedures and internal controls.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Each portfolio manager receives a fixed salary and a percentage of the profits of the firm, which is based upon the portfolio manager’s ownership interest in the firm. The firm’s profits are derived from the fees it receives from client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management (the “Basic Fee”). For some accounts, the firm receives a fee that is adjusted based upon the performance of the account compared to a benchmark. The type of performance adjusted fee, the measurement period for the fee and the benchmark vary by client. Common benchmarks include the S&P 500, Russell 1000, Russell 2000 and Russell 3000. In some cases, the Basic Fee is adjusted based upon the trailing returns (e.g., annualized trailing 12 quarter returns) of the account relative to an annualized benchmark return plus a specified number of basis points. In other cases, the firm receives the Basic Fee and a percentage of the profits in excess of a benchmark plus a specified number of basis points.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

The Portfolio Manager held no securities in the Fund.

/s/ Heath N. Weisberq	2/15/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Heath N. Weisberq

(Printed Name of person signing)

General Counsel/Chief Compliance Officer

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Annuity Midcap Growth

Name of Fund
Adam T. Logan

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Mellon Capital Management

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	accounts	Assets
• registered investment companies:	5	1,286.4
• other pooled investment vehicles:	0	0
• other accounts:	10	340.4
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
There are no conflicts of interest with the Portfolio Manager’s management of the Fund’s investments.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Mellon Capital Management Corporation’s (“Mellon Capital’s”) portfolio managers responsible for managing mutual funds are generally eligible for compensation consisting of base salary, bonus, and payments under Mellon Capital’s long-term incentive compensation program. All compensation is paid by Mellon Capital and not by the mutual funds. The same methodology described below is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.
Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the Mellon Financial Corporation deferred compensation plan.
A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.
A portfolio manager’s bonus is determined by a number of factors. One factor is performance of the mutual fund relative to expectations for how the mutual fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. Additional factors include the overall financial performance of Mellon Capital, the performance of all accounts (relative to expectations) for which the portfolio manager has responsibility, the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment management group. The target bonus is expressed as a percentage of base salary.

The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.
Under the long-term incentive compensation program, certain portfolio managers are eligible to receive a payment from Mellon Capital’s long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, a portion of the firm’s profits is allocated to the long-term incentive compensation award. The annual awards are paid after three years.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None.

/s/ Adam T. Logan	February 15, 2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Adam T. Logan

(Printed Name of person signing)

Portfolio Manager

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Annuity Midcap Growth

Name of Fund
John O’Toole

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Mellon Capital Management

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	4	1,006.7
• other pooled investment vehicles:	3	85.5
• other accounts:	20	477.9
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	4	47.1
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
There are no conflicts of interest with the Portfolio Manager’s management of the Fund’s investments.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Mellon Capital Management Corporation’s (“Mellon Capital’s”) portfolio managers responsible for managing mutual funds are generally eligible for compensation consisting of base salary, bonus, and payments under Mellon Capital’s long-term incentive compensation program. All compensation is paid by Mellon Capital and not by the mutual funds. The same methodology described below is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.
Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the Mellon Financial Corporation deferred compensation plan.
A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.
A portfolio manager’s bonus is determined by a number of factors. One factor is performance of the mutual fund relative to expectations for how the mutual fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. Additional factors include the overall financial performance of Mellon Capital, the performance of all accounts (relative to expectations) for which the portfolio manager has responsibility, the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment management group. The target bonus is expressed as a percentage of base salary.

The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.
Under the long-term incentive compensation program, certain portfolio managers are eligible to receive a payment from Mellon Capital’s long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, a portion of the firm’s profits is allocated to the long-term incentive compensation award. The annual awards are paid after three years.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None.

/s/ John O’Toole	February 15, 2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

John O’Toole

(Printed Name of person signing)

Portfolio Manager

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Annuity Small Cap Value

Name of Fund
Ronald P. Gala

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Mellon Capital Management

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	9	1,385.2
• other pooled investment vehicles:	0	0
• other accounts:	18	1611.2
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	4	476.1
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
There are no conflicts of interest with the Portfolio Manager’s management of the Fund’s investments.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Mellon Capital Management Corporation’s (“Mellon Capital’s”) portfolio managers responsible for managing mutual funds are generally eligible for compensation consisting of base salary, bonus, and payments under Mellon Capital’s long-term incentive compensation program. All compensation is paid by Mellon Capital and not by the mutual funds. The same methodology described below is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.
Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the Mellon Financial Corporation deferred compensation plan.
A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.
A portfolio manager’s bonus is determined by a number of factors. One factor is performance of the mutual fund relative to expectations for how the mutual fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. Additional factors include the overall financial performance of Mellon Capital, the performance of all accounts (relative to expectations) for which the portfolio manager has responsibility, the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment management group. The target bonus is expressed as a percentage of base salary.

The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.
Under the long-term incentive compensation program, certain portfolio managers are eligible to receive a payment from Mellon Capital’s long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, a portion of the firm’s profits is allocated to the long-term incentive compensation award. The annual awards are paid after three years.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None.

/s/ Ronald P. Gala	February 15, 2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Ronald P. Gala

(Printed Name of person signing)

Portfolio Manager

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Annuity Small Cap Value

Name of Fund
Peter D. Goslin

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Mellon Capital Management

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	5	749.4
• other pooled investment vehicles:	1	177.6
• other accounts:	8	158.4
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
There are no conflicts of interest with the Portfolio Manager’s management of the Fund’s investments.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Mellon Capital Management Corporation’s (“Mellon Capital’s”) portfolio managers responsible for managing mutual funds are generally eligible for compensation consisting of base salary, bonus, and payments under Mellon Capital’s long-term incentive compensation program. All compensation is paid by Mellon Capital and not by the mutual funds. The same methodology described below is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.
Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the Mellon Financial Corporation deferred compensation plan.
A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.
A portfolio manager’s bonus is determined by a number of factors. One factor is performance of the mutual fund relative to expectations for how the mutual fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. Additional factors include the overall financial performance of Mellon Capital, the performance of all accounts (relative to expectations) for which the portfolio manager has responsibility, the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment management group. The target bonus is expressed as a percentage of base salary.

The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.
Under the long-term incentive compensation program, certain portfolio managers are eligible to receive a payment from Mellon Capital’s long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, a portion of the firm’s profits is allocated to the long-term incentive compensation award. The annual awards are paid after three years.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1 (a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None.

/s/ Peter D. Goslin	February 15, 2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Peter D. Goslin

(Printed Name of person signing)

Portfolio Manager

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Asset Allocation Account

Name of Fund
Francine Bovich

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Morgan Stanley Investment Management Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	4	$1,351,775,519.63
• other pooled investment vehicles:	1	$69,682,015.56
• other accounts:	18	$5,675,575,037.66
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:.	0	$0
• other pooled investment vehicles:	0	$0
• other accounts:	1	$285,286,182.13
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.

In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.
BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.
DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.
Discretionary compensation can include:
•	Cash Bonus.

•	Morgan Stanley’s Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•	Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

•	Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.
Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:
•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.
Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 - $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None- The portfolio manager does not hold shares of the Fund.

/s/ Francine Bovich	1/29/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Francine Bovich

(Printed Name of person signing)

Managing Director

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund- MidCap Value Account

Name of Fund
S. Basu Mullick

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Neuberger Berman Management, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
($ in millions)

	Number of	Total
	Accounts	Assets
• registered investment companies[1]:	4	$5,373
• other pooled investment vehicles:	—	—
• other accounts[2]:	7	$2,635

[1]	Registered investment companies include Mutual Funds

[2]	Other accounts include sub-advised, Institutional Separate Accounts, and Managed Accounts (WRAP)
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	—	—
• other pooled investment vehicles:	—	—
• other accounts:	—	—
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Lehman Brothers is a full service securities firm engaged in a wide range of businesses and from time to time, in the ordinary course of its business, Lehman Brothers or its affiliates may hold long or short positions and trade or otherwise effect transactions for its own account or the account of its customers in debt or equity securities or loans of its clients or other companies which may be involved in transactions with Lehman Brothers. Additionally, at any time Lehman Brothers/and or its affiliates may be engaged in ordinary brokerage, asset management, investment banking, capital markets, research and arbitrage activities that may involve one or more of these clients and other companies and their respective securities or loans. When engaging in such activities, Lehman Brothers and its affiliates comply with their established policies and procedures regarding the use of material non-public information, including the maintenance of information barriers that restrict access to such information within Lehman Brothers and its affiliates except on a need-to-know basis.

To ensure that accounts of all Neuberger Berman’s investment clients are treated fairly in the event that secondary market transaction instructions for more than one investment account regarding the same security are received by the trading desk at or about the same time, Neuberger Berman may combine transaction orders place on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Securities purchased or sold may be allocated, in terms of amount, to a client according the proportion that the size of the transaction order actually placed by the account bears to the aggregate size of transaction orders simultaneously made by the other accounts, subject to de minimis exceptions, with all participating accounts paying or receiving the same price.

Purchases in public offerings where Neuberger Berman or Lehman Brothers is a participant in the offering syndicate are monitored with the assistance of the firms’ trading and administrative personnel. The Fund Administration Department prepares reports on such transactions for board meetings and SEC filings.

For institutional accounts allocation of public offering investment opportunities is determined basically on a pro rata basis pursuant to procedures which take into account suitability, capitalization and other appropriate factors. Generally 90% of the equity allotment Neuberger Berman receives in an initial public offering will go to institutional accounts.
2	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers’ compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.
Our portfolio managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. We believe that our portfolio managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment. In addition, there are additional stock and option award programs available.
We believe the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

none

/s/ Kevin A. Pemberton	2/20/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Kevin A. Pemberton

(Printed Name of person signing)

Vice President, Compliance Officer, Sub-advised Funds

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Balanced Account

Name of Fund
Dirk Laschanzky

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	6	$2,024,103,069.49
• other pooled investment vehicles:	3	$8,459,292,653.00
• other accounts:	8	$361,900,285.21
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401 (k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	2/13/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg

(Printed Name of person signing)

CCO—PGI (North America)

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Bond Account

Name of Fund
William C. Armstrong

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
     Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1. For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	assets
• registered investment companies:	4	$3,018,269,408.13
• other pooled investment vehicles:	4	$5,799,816,389.50
• other accounts:	30	$5,330,231,543.37
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.
•	Investment performance is based on gross performance versus a benchmark, peer group or both depending on the client mandate

•	Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).

•	Versus the peer group. 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.

•	Versus the benchmark. 100% of target incentive is achieved at certain levels of out performance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

$50,001-$100.000

/s/ Minoo Spellerberg	2/13/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg

(Printed Name of person signing)

CCO—PGI (North America)

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Bond Account

Name of Fund
Timothy R. Warrick

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31. 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	4	$3,018,269,408.13
• other pooled investment vehicles:	4	$5,799,816,389.50
• other accounts:	33	$5,352,853,526.72
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).

•	Versus the peer group. 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.

•	Versus the benchmark, 100% of target incentive is achieved at certain levels of out performance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

$10,001- $50,000

/s/ Minoo Spellerberg	2/13/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg

(Printed Name of person signing)

CCO—PGI (North America)

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Capital Value

Name of Fund
Arild Holm

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by two portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	3	$1,103,385,955.17
• other pooled investment vehicles:	1	$433,945,942.99
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	2/13/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg

(Printed Name of person signing)

CCO—PGI (North America)

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Capital Value

Name of Fund
John Pihlblad

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by two portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	assets
• registered investment companies:	4	$3,442,862,777.76
• other pooled investment vehicles:	3	$462,682,078.15
• other accounts:	9	$2,155,952,047.17
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None

/s/ Minoo Spellerberg	2/13/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

CCO—PGI (North America) (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End portfolio manager Questionnaire

Diversified International Account

Name of Fund
Paul Blankenhagen

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by three portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	2	$2,539,526,961.61
• other pooled investment vehicles:	3	$3,689,417,300.15
• other accounts:	2	$133,050,934.02
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both. depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     $50.000-$100,000

/s/ Minoo Spellerberg	2/16/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

CCO—PGI (North America) (Title of person signing)

principal Variable Contracts fund, inc.
Fiscal Year-End Portfolio Manager Questionnaire

Diversified International Account

Name of Fund
Juliet Cohn

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by three portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	2	$2,539,526,961.61
• other pooled investment vehicles:	2	$3,683,438,277.91
• other accounts:	4	$350,842,633.17
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both. depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None

/s/ Minoo Spellerberg	2/16/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

Chief Compliance Officer—PGI (North America) (Title of person signing)

Principal variable contracts Fund, Inc.
Fiscal Year-End portfolio manager Questionnaire

Diversified International Account

Name of Fund
Chris Ibach

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by three portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	2	$2,539,526,961.61
• other pooled investment vehicles:	2	$3,693,373,741.53
• other accounts:	4	$530,806,554.06
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager,
     None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1,2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     $100,000-5500,000

/s/ Minoo Spellerberg	2/16/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

Chief Compliance Officer—PGI (North America) (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Government and High Quality Bond Account

Name of Fund
Bryan C. Davis

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
     For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by two portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
     Please provide the following information as of February 29, 2008 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).

•	Versus the peer group. 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.

•	Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. if the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None

/s/ Minoo Spellerberg	3/27/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

Chief Compliance Officer—PGI (North America) (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Government and High Quality Bond Account

Name of Fund
Brad Fredericks

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by two portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	2	$684,665,961.82
• other pooled investment vehicles:	1	$727,037,160.72
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).

•	Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.

•	Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None

/s/ Minoo Spellerberg	2/13/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

CCO — PGI (North America) (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

International Emerging Markets Account

Name of Fund
Michael Ade

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by three portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	4	$1,945,665,320.36
• other pooled investment vehicles:	2	$2,033,345,314.34
• other accounts:	9	$1,314,988,903.61
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1 (a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None

/s/ Minoo Spellerberg	2/13/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

CCO — PGI (North America) (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

International Emerging Markets Account

Name of Fund
Mihail Dobrinov

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by three portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	4	$1,945,665,320.36
• other pooled investment vehicles:	2	$2,033,345,314.34
• other accounts:	10	$1,356,861,986.93
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None

/s/ Minoo Spellerberg	2/13/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

CCO — PGI (North America) (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

International Emerging Markets Account

Name of Fund
Michael Reynal

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by three portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	4	$1,945,665,320.36
• other pooled investment vehicles:	2	$2,033,345,314.34
• other accounts:	12	$1,462,579,321.23
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1 (a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

$50,000-S100,000

/s/ Minoo Spellerberg	2/13/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

CCO—PGI (North America) (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

International Small Cap Account

Name of Fund
Brian Pattinson

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	3	$371,321,772.84
• other pooled investment vehicles:	2	$1,745,155,757.69
• other accounts:	4	$1,132,748,630.97
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	2/13/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

CCO—PGI (North America) (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
Large Cap Stock Index Account

Name of Fund
Dirk Laschanzky

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by two portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	6	$2,024,103,069.49
• other pooled investment vehicles:	3	$8,459,292,653.00
• other accounts:	8	$361,900,285.21
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	2/13/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

CCO—PGI (North America) (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Large Cap Stock Index Fund

Name of Fund
Scott W. Smith

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of October 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	4	$2,136,895,787
• other pooled investment vehicles:	2	$8,268,516,789
• other accounts:
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:
• other pooled investment vehicles:
• other accounts:
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

/s/ Scott W. Smith	1/3/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Scott W. Smith (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Mid Cap Account

Name of Fund
K. William Nolin

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	2	$1,354,055,936.25
• other pooled investment vehicles:	3	$1,490,094,036.85
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

$50.001-$100.000

/s/ Minoo Spellerberg	2/13/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

CCO—PGI (North America) (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Money Market Account

Name of Fund
Tracy Reeg

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by two portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	2	$3,007,130,624.02
• other pooled investment vehicles:	1	$4,061,269,921.55
• other accounts:	1	$35,621,826.09
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 70% weighted to investment performance, 10% weighted to Principal Global Investors annual performance score, and 20% weighted to Principal Financial Group annual performance score.
•	Investment performance is based on gross performance versus a peer group

•	Performance versus peers is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).

•	Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 50th.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

$1.000-$10.000

/s/ Minoo Spellerberg	02/13/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

CCO—PGI (North America) (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Money Market Account

Name of Fund
Alice Robertson

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by two portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	2	$3,007,130,624.02
• other pooled investment vehicles:	1	$4,061,269,921.55
• other accounts:	1	$35,621,826.09
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 70% weighted to investment performance, 10% weighted to Principal Global Investors annual performance score, and 20% weighted to Principal Financial Group annual performance score.
•	Investment performance is based on gross performance versus a peer group

•	Performance versus peers is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).

•	Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 50th.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 40l(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	02/13/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

CCO—PGI (North America) (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire
LifeTime 2010 Fund

Name of Fund
David Blake

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of February 29, 2008 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	5	$616,299,262.69
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	3/27/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

Chief Compliance Officer—PGI (North America) (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

LifeTime 2010 Fund

Name of Fund
Timothy Dunbar

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
           The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of February 29, 2008 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets

• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets

• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
      None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
      None

/s/ Minoo Spellerberg	3/27/2008
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

Chief Compliance Officer- PGI (North America) (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

LifeTime 2010 Account

Name of Fund
Dirk Laschanzky

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
           The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	6	$2,024,103,069.49
• other pooled investment vehicles:	3	$8,459,292,653.00
• other accounts:	8	$361,900,285.21
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
      None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1,2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1 (a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 - $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Minoo Spellerberg	2/13/08
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

CCO—PGI (North America)
(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

LifeTime 2020 Fund

Name of Fund
David Blake

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
      The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of February 29, 2008 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	5	$616,299,262.69
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1. 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	3/27/2008
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

Chief Compliance Officer—PGI (North America) (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

LifeTime 2020 Fund

Name of Fund
Timothy Dunbar

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of February 29, 2008 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1,2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None

/s/ Minoo Spellerberg	3/27/2008
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)

Chief Compliance Officer—PGI (North America)
(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

LifeTime 2020 Account

Name of Fund
Dirk Laschanzky

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	6	$2,024,103,069.49
• other pooled investment vehicles:	3	$8,459,292,653.00
• other accounts:	8	$361,900,285.21
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate
• Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg (Signature of person authorized to sign on behalf of the Sub-Advisor)	2/13/08 (Date)

Minoo Spellerberg (Printed Name of person signing)

CCO—PGI (North America)
(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

LifeTime 2030 Fund

Name of Fund
David Blake

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
      The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of February 29, 2008 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	5	$616,299,262.69
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•		a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg (Signature of person authorized to sign on behalf of the Sub-Advisor)	3/27/2008 (Date)

Minoo Spellerberg (Printed Name of person signing)

Chief Compliance Officer—PGI (North America) (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

LifeTime 2030 Fund

Name of Fund
Timothy Dunbar

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
      The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of February 29, 2008 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	number of	total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation”). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	3/27/2008
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

Chief Compliance Officer—PGI (North America) (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

LifeTime 2030 Account

Name of Fund
Dirk Laschanzky

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
      The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	6	$2,024,103,069.49
• other pooled investment vehicles:	3	$8,459,292,653.00
• other accounts:	8	$361,900,285.21
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
None

/s/ Minoo Spellerberg	2/13/08
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg
(Printed Name of person signing)
CCO—PGI (North America) (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

LifeTime 2040 Fund

Name of Fund
David Blake

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of February 29, 2008 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	5	$616,299,262.69
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401 (k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	3/27/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg

(Printed Name of person signing)

Chief Compliance officer—PGI (North America)

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

LifeTime 2040 Fund

Name of Fund
Timothy Dunbar

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of February 29, 2008 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1,2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	3/27/2008

(signature or person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg

(Printed Name of person signing)

Chief Compliance Officer—PGI (North America)

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End portfolio Manager Questionnaire

Lifetime 2040 Account

Name of Fund
Dirk Laschanzky

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	6	$2,024,103,069.49
• other pooled investment vehicles:	3	$8,459,292,653.00
• other accounts:	8	$361,900,285.21
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	2/13/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg

(Printed Name of person signing)

CCO—PGI (North America)

(Title person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

LifeTime 2050 Fund

Name of Fund
David Blake

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of February 29, 2008 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	5	$616,299,262.69
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	3/27/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg

(Printed Name of person signing)

Chief Compliance Officer—PGI (North America)

(Title of person signing)

Principal Variable Contracts Fund, Inc. Fiscal
Year-End Portfolio Manager Questionnaire

LifeTime 2050 Fund

Name of Fund
Timothy Dunbar

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of February 29, 2008 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1,2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	3/27/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg

(Printed Name of person signing)

Chief Compliance Officer—PGI (North America)

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

LifeTime 2050 Account

Name of Fund
Dirk Laschanzky

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors. LLC

Firm Name
     For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	6	$2,024,103,069.49
• other pooled investment vehicles:	3	$8,459,292,653.00
• other accounts:	8	$361,900,285.21
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1 (a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	2/13/0/8

(Signature of person authorized of sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg

(Printed Name of person signing)

CCO—PGI (North America)

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

LifeTime Strategic Income

Name of Fund
David Blake

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of February 29, 2008 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	$616,299,262.69
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2. and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 - $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	03/31/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg

(Printed Name of person signing)

Chief Compliance Officer — PGI (North America)

(Title of person signing)

Principal Investors Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

LifeTime Strategic Income

Name of Fund
Timothy Dunbar

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of February 29, 2008 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	03/31/2008

(signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg

(Printed Name of person signing)

Chief Compliance Officer — PGI (North America)

(Title of Person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

LifeTime Strategic Income Account

Name of Fund
Dirk Laschanzky

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by four portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	6	$2,024,103,069.49
• other pooled investment vehicles:	3	$8,459,292,653.00
• other accounts:	8	$361,900,285.21
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 - $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	2/13/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg

(Printed Name of person signing)

CCO—PGI (North America)

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Short Term Bond Account

Name of Fund
Zeid Ayer

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by three portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	3	$660,370,312.16
• other pooled investment vehicles:	2	$67,463,225.40
• other accounts:	3	$79,147,506.62
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).

•	Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.

•	Versus the benchmark, 100% of target incentive is achieved at certain levels of out performance. which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	2/13/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg

(Printed Name of person signing)

CCO—PGI (North America)

(Title of person signing)

Principal Variable Contracts Fund, Inc. Fiscal
Year-End Portfolio Manager Questionnaire

Short Term Bond Account

Name of Fund
Craig Dawson

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by three portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	3	$660,370,312.16
• other pooled investment vehicles:	2	$67,463,225.40
• other accounts:	3	$79,147,506.62
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers and a benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).

•	Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.

•	Versus the benchmark, 100% of target incentive is achieved at certain levels of out performance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	02/13/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg

(Printed Name of person signing)

CCO—PGI (North America)

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Small Cap Account

Name of Fund
Thomas Morabito

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by two portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	3	$829,698,347.80
• other pooled investment vehicles:	10	$2,044,609,842.77
• other accounts:	1	42,226,364.40
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	2/13/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg

(Printed Name of person signing)

CCO—PGI (North America)

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Small Cap Account

Name of Fund
Phil Nordhus

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Global Investors. LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
     The day-to-day portfolio management for the fund listed above is shared by two portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year),
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	2	$829,698,347.80
• other pooled investment vehicles:	8	$1,674,929,896.25
• other accounts:	1	$42,226,364.40
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.
•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.
As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Minoo Spellerberg	2/13/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg

(Printed Name of person signing)

CCO—PGI (North America)

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund, Inc. — Principal LifeTime 2010 Account
Name of Fund
James W. Fennessey, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ James W. Fennessey	04/01/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

James W. Fennessey

(Printed Name of person signing)

Portfolio Manager

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund, Inc. — Principal LifeTime 2010 Account
Name of Fund
Michael P. Finnegan, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 - $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Michael P. Finnegan	04/01/2008

(signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Michael P. Finnegan

(Printed Name of person signing)

Portfolio Manager

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund, Inc. — Principal LifeTime 2010 Account
Name of Fund
Randy L. Welch

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Randy L. Welch	04/01/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Randy L. Welch

(Printed Name of person signing)

Portfolio Manager

(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund, Inc. — Principal LifeTime 2020 Account
Name of Fund
James W. Fennessey, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -$10,000; $10,001 -$50,000; $50,001 -$100,000; $100,001 -$500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None

/s/ James W. Fennessey	04/01/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

James W. Fennessey (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund, Inc. — Principal LifeTime 2020 Account
Name of Fund
Michael P. Finnegan, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
     • the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 - $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None

/s/ Michael P. Finnegan	04/01/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Michael P. Finnegan (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund, Inc. — Principal LifeTime 2020 Account
Name of Fund
Randy L. Welch

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decisionmaking authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driver by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 - $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None

/s/ Randy L. Welch	04/01/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Randy L. Welch (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund, Inc. — Principal LifeTime 2030 Account
Name of Fund
James W. Fennessey, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary, Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 - $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None

/s/ James W. Fennessey	04/01/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

James W. Fennessey (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund, Inc. — Principal LifeTime 2030 Account
Name of Fund
Michael P. Finnegan, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None

/s/ Michael P. Finnegan	04/01/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Michael P. Finnegan
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund, Inc. — Principal LifeTime 2030 Account
Name of Fund
Randy L. Welch

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None

/s/ Randy L. Welch	04/01/2008

(Signature of Person authorized to sign on behalf of the Sub-Advisor)	(Date)

Randy L. Welch (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund, Inc. — Principal LifeTime 2040 Account
Name of Fund
James W. Fennessey, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:_
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None

/s/ James W. Fennessey	04/01/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

James W. Fennessey (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund, Inc. — Principal LifeTime 2040 Account
Name of Fund
Michael P. Finnegan, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None

/s/ Michael P. Finnegan	04/01/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Michael P. Finnegan
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund, Inc. — Principal LifeTime 2040 Account
Name of Fund
Randy L. Welch

Name or portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Randy L. Welch	04/01/2008
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Randy L. Welch (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund, Inc. — Principal LifeTime 2050 Account
Name of Fund
James W. Fennessey, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ James W. Fennessey	04/01/2008
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

James W. Fennessey (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund, Inc. — Principal LifeTime 2050 Account
Name of Fund
Michael P. Finnegan, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:¦
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Michael P. Finnegan	04/01/2008
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Michael P. Finnegan (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund, Inc. — Principal LifeTime 2050 Account
Name of Fund
Randy L. Welch

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:,
• other accounts:
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Randy L. Welch	04/01/2008
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Randy L. Welch (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund, Inc. — Principal LifeTime Strategic Income Account
Name of Fund
James W. Fennessey, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None

/s/ James W. Fennessey	04/01/2008
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

James W. Fennessey
(Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund, Inc. — Principal LifeTime Strategic Income Account
Name of Fund
Michael P. Finnegan, CFA

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     None

/s/ Michael P. Finnegan	04/01/2008
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Michael P. Finnegan
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund, Inc. — Principal LifeTime Strategic Income Account
Name of Fund
Randy L. Welch

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Management Corporation

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	n/a	n/a
• other pooled investment vehicles:
• other accounts:
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or asset levels.

3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1 (a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 - $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None

/s/ Randy L. Welch	04/01/2008

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Randy L. Welch (Printed Name of person signing)

Portfolio Manager (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Real Estate Account

Name of Fund
Kelly Rush

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Principal Real Estate Investors, LLC

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	3	$1,620,700,659.70
• other pooled investment vehicles:	12	$121,568,006.25
• other accounts:	16	$318,720,809.12
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts:	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager, For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Principal Real Estate Investors is a member of Principal Global Investors (“Principal Global”), whose compensation policies and practices apply to Principal’s Portfolio Manager. Principal Global offers a nationally competitive salary and incentive compensation plan that is evaluated annually relative to other top-tier asset management firms — Percentages of base salary verses performance bonus vary by position but are based on national market data and are consistent with industry standards. Total cash compensation is targeted to be consistent with the national averages.

Incentive compensation for portfolio managers is directly aligned with client objectives. On average, two thirds of incentive compensation for portfolio managers is determined directly on the basis of relative performance versus appropriate client benchmarks and peer groups. Results are measured over roiling one year, three year and five year periods consistent with appropriate risk management standards. The remaining one third of incentive compensation is based on a combination of individual results and overall firm results. Overall firm results are driven primarily by aggregate investment performance across products relative to benchmarks and peers, in addition to financial results and new business development. A portion of annual incentive compensation for real estate portfolios may be payable in the form of restricted stock grants.
In addition to traditional cash incentive compensation, portfolio managers are eligible for long-term equity incentives including stock options and stock grants.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1 (a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 - $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

$10,001-$50,000

/s/ Minoo Spellerberg	02/13/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Minoo Spellerberg (Printed Name of person signing)

CCO—PGI (North America) (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Bond Account

Name of Fund
L. Phillip Jacoby

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Spectrum Asset Management, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by two portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	11	$7,558,784,681
• other pooled investment vehicles:	11	$1,887,834,020
• other accounts:	43	$2,765,773,535
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:
• other pooled investment vehicles:
• other accounts:
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Spectrum professionals are paid a base salary as well as quarterly and year-end performance bonuses. The performance bonuses are based on overall firm revenues (25% weighting), assets under management (25%), and individual performance and contributions to the investment team (50%). The performance bonuses may comprise up to 90% of an individual’s total compensation.

Salaries of our senior executive and investment staff are bench marked against national compensation levels of asset management firms and the bonus is driven by investment performance and factors described earlier, such that top quartile fund performance generates top quartile compensation.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1 (a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

$0.00

/s/ Lisa D. Crossley	4/07/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Lisa D. Crossley (Printed Name of person signing)

Vice President and CCO (Title of person signing)

Principal Variable Contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Bond Account

Name of Fund
Bernard Sussman

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
Spectrum Asset Management, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
          The day-to-day portfolio management for the fund listed above is shared by two portfolio managers operating as a team, sharing authority and responsibility for research and day-to-day management with no limitation on the authority of one portfolio manager in relation to another.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	11	$7,558,784,681
• other pooled investment vehicles:	11	$1,887,834,020
• other accounts:	46	$2,772,486,173
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	Accounts	Assets
• registered investment companies:
• other pooled investment vehicles:
• other accounts:
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
     None

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Spectrum professionals are paid a base salary as well as quarterly and year-end performance bonuses. The performance bonuses are based on overall firm revenues (25% weighting), assets under management (25%), and individual performance and contributions to the investment team (50%). The performance bonuses may comprise up to 90% of an individual’s total compensation.

Salaries of our senior executive and investment staff are benchmarked against national compensation levels of asset management firms and the bonus is driven by investment performance and factors described earlier, such that top quartile fund performance generates top quartile compensation.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

$0.00

/s/ Lisa D. Crossley	4/07/08

(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Lisa D. Crossley (Printed Name of person signing)

Vice President and CCO (Title of person signing)

Principal Variable contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund. Inc. — Equity Growth Series

Name of Fund
Robert W. Sharps

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
T. Rowe Price Associates, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible For the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category

	Number of	Total
	Accounts	Assets
• registered investment companies:	5	$5,598,900,777 (excludes PVC Equity Growth Series)
• other pooled investment vehicles:	4	£1,205,735,562
• other accounts:	44	$9,319,041,418
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	accounts	assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our Portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the attached excerpts from T. Rowe Price’s Form ADV for more information on our brokerage and trade allocation policies.

2.	Describe the structure of. and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts. e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variably and is determined based on the following factors.
Portfolio manager compensation is based partly on performance. Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used us well. Investment results are also compared to comparably managed funds to competitive investment management firms.
Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.
Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolio managed by the portfolio manager

3.	For each Portfolio Manager state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges none, $1 — $10,000; $10,001 — $50,000, $50,001 - $100 000. $100.001 — $500 000; $500,001 — $1 000.000; or over $1.000.000 If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None.

/s/ Darrell N. Braman	January 24, 2008
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Darrell N. Braman (Printed Name of person signing)

Vice President (Title of person signing)

Principal Variable contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

Principal Variable Contracts Fund. Inc. — LargeCap Blend Series

Name of Fund
Anna M. Dopkin

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
T. Rowe Price Associates, Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible For the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category

	Number of	Total
	Accounts	Assets
• registered investment companies:	6	$2,333,186,304 (excludes PVC Equity Growth Series)
• other pooled investment vehicles:	3	$810,668,272
• other accounts:	41	$15,543,948,534
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	accounts	assets
• registered investment companies:	0	0
• other pooled investment vehicles:	0	0
• other accounts	0	0
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio, Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our Portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the attached excerpts from T. Rowe Price’s Form ADV for more information on our brokerage and trade allocation policies.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so. how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts. e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships, Compensation is variably and is determined based on the following factors.
Portfolio manager compensation is based partly on performance. Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Blend), though other benchmarks may be used us well. Investment results are also compared to comparably managed funds to competitive investment management firms.
Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.
Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers. participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolio managed by the portfolio manager

3.	For each Portfolio Manager state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges none. $1 — $10,000; $10,001 — $50,000, $50,001 - $100,000. $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.

None.

/s/ Darrell N. Braman	January 24, 2008
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Darrell N. Braman (Printed Name of person signing)

Vice President (Title of person signing)

Principal Variable contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

PVC Small Cap Growth Fund

Name of Fund
Paul Graham

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
UBS Global Asset Management (Americas) Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible For the day-to-day man agent (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	The number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category

	Number of	Total
	Accounts	Assets
• registered investment companies:	5	$795.9	million
• other pooled investment vehicles:	1	$187.7	million
• other accounts:	29	$403.7	million
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	accounts	assets
• registered investment companies:	0	$0
• other pooled investment vehicles:	0	$0
• other accounts	1	$57	million
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimise the potential for conflicts of interest.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.
The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
As an. employer, UBS Global Asset Management operates within a highly competitive compensation environment. To review industry comparatives, we measure our compensation structures against benchmark data of competitors provided by McLagan Partners, the industry standard provider for compensation measurement and assessment, on an annual basis. We also perform compensation analysis on an as-needed basis, e.g., when bringing new employees into the organization, or when the market shifts and we need to consider adjustments for retention purposes. Our Global Head of Compensation works closely with our parent company and various data sources to validate our procedures and assumptions.
Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with me interests of our clients. Overall compensation can be grouped into four categories:
1.	Competitive salary, benchmarked annually to maintain very competitive compensation opportunities.

2.	Annual bonus, tied to individual contributions and investment performance.

3.	Analyst incentives, tied to performance of model portfolios.

4.	UBS equity awards, promoting company-wide success and employee retention.
Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.
Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals’ interests with those of our clients.
Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors. Our portfolio managers use the model sector portfolios to build actual client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst’s rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts’ incentives with our clients.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1 (a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     $0

/s/ Rachel M Wood	3/28/08
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Rachel M Wood
(Printed Name of person signing)

Director
(Title of person signing)

Principal Variable contracts Fund, Inc.
Fiscal Year-End Portfolio Manager Questionnaire

PVC Small Cap Growth Fund

Name of Fund
David Wabnik

Name of Portfolio Manager
(Please use one form per Portfolio Manager per Fund/Account)
UBS Global Asset Management (Americas) Inc.

Firm Name
For purposes of this request, a Portfolio Manager is primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio or is a member of the management committee, group, or team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund’s portfolio.
Please provide the following information as of December 31, 2007 (the Fund’s most recently completed fiscal year).
1.	For the Portfolio Manager, please provide:
•	the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

	Number of	Total
	Accounts	Assets
• registered investment companies:	5	$795.9	million
• other pooled investment vehicles:	1	$187.7	million
• other accounts:	17	$440.4	million
•	the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account:

	Number of	Total
	accounts	assets
• registered investment companies:	0	$0
• other pooled investment vehicles:	0	$0
• other accounts:	1	$57	million
•	a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may rninimize the potential for conflicts of interest.
The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.
The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.

2.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
•	Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

•	Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.
As an employer, UBS Global Asset Management operates within a highly competitive compensation environment. To review industry comparatives, we measure our compensation structures against benchmark data of competitors provided by McLagan Partners, the industry standard provider for compensation measurement and assessment, on an annual basis. We also perform compensation analysis on an as-needed basis, e.g., when bringing new employees into the organization, or when the market shifts and we need to consider adjustments for retention purposes. Our Global Head of Compensation works closely with our parent company and various data sources to validate our procedures and assumptions.
Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:
1.	Competitive salary, benchmarked annually to maintain very competitive compensation opportunities.

2.	Annual bonus, tied to individual contributions and investment performance.

3.	Analyst incentives, tied to performance of model portfolios.

4.	UBS equity awards, promoting company-wide success and employee retention.
Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.
Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals’ interests with those of our clients.
Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors. Our portfolio managers use the model sector portfolios to build actual client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst’s rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts’ incentives with our clients.
3.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager’s, you may provide an explanation of those reasons.
     $0

/s/ Rachel M Wood	3/28/08
(Signature of person authorized to sign on behalf of the Sub-Advisor)	(Date)

Rachel M Wood
(Printed Name of person signing)

Director
(Title of person signing)

Item 23. Exhibits.

(a)	(1)	Amendment and Restatement of the Articles of Incorporation (filed 10/24/2000 and 4/27/06)

	(2)	Articles of Amendment (Incorporated by reference from exhibit #1(b)to registration statement No. 333-137812 filed on Form N-14 on 10/5/06)

	(3)	(a)	Articles Supplementary (filed 2/13/2002)

		(b)	Articles Supplementary dtd 12/15/03 (filed 2/26/2004)

		(c)	Articles Supplementary dtd 6/14/04 (filed 8/27/04)

		(d)	Certificate of Correction of Articles Supplementary dtd 10/7/04 (filed 2/24/05)

		(e)	Articles Supplementary dtd 12/13/04 (filed 4/29/05)

		(f)	Articles Supplementary dtd 07/07/2006 (Incorporated by reference from exhibit #1(b)(6)to registration statement No. 333-137812 filed on Form N-14 on 10/5/06)

(b)	By-laws (filed 12/31/03)

(c)	N/A

(d)	(1)	(a)	Management Agreement (filed 10/23/97)

		(b)	First Amendment to Management Agreement (filed 2/12/98)

		(c)	Second Amendment to Management Agreement (filed 10/24/00)

		(d)	Third Amendment to Management Agreement (filed 10/24/00)

		(e)	Fourth Amendment to Management Agreement (filed 12/31/03)

		(f)	Amended & Restated Management Agreement (filed 12/31/03)

		(g)	Amended & Restated Management Agreement dtd 3/11/04 (filed 6/15/2004)

		(h)	Amended & Restated Management Agreement dtd 6/14/04 (filed 8/27/04)

		(i)	Amended & Restated Management Agreement dtd 12/13/04 (filed 2/24/05)

		(j)	Amended & Restated Management Agreement dtd 9/30/05 (filed 4/27/06)

		(k)	Amended & Restated Management Agreement dtd 1/4/07 (filed 1/9/07)

		(l)	Amended & Restated Management Agreement dtd 10/31/07 *

	(2)	(a)	Investment Service Agreement (filed 10/23/97)

		(b)	Amended & Restated Investment Service Agreement dtd 4/1/04 (filed 6/15/2004)

(3)	(a)	Invista Sub-Advisory Agreement (filed 10/23/97)

	(b)	First Amendment to Sub-Advisory Agrmt. (filed 2/12/98)

	(c)	Second Amendment to Sub-Advisory Agrmt. (filed 10/24/00)

	(d)	Third Amendment to Sub-Advisory Agrmt. (filed 10/24/00)

	(e)	6th Amdt. to Sub-Adv. Agreement w/Invista (filed 04/29/02)

	(f)	Amended & Restated Sub-Adv — PGI dtd 4/1/04 (filed 6/15/2004)

	(g)	Amended & Restated Sub-Advisory Agreement — PGI dtd 6/30/04(filed 8/27/04)

	(h)	Amended & Restated Sub-Advisory Agreement — PGI dtd 3/11/03 (filed 2/24/05)

	(i)	Amended & Restated Sub-Advisory Agreement — PGI dtd 12/13/04 (filed 2/24/05)

	(j)	Amended & Restated Sub-Advisory Agreement — PGI dtd 07/01/2005 (filed 4/27/06)

	(k)	Amended & Restated Sub-Advisory Agreement — PGI dtd 09/12/2005 (filed 4/27/06)

(4)	(a)	Morgan Stanley Asset Mgmt. Sub-Advisory Agreement (filed 10/23/97)

	(b)	Amended & Restated Sub-Advisory Agreement — MSAM dtd 6/30/04 (filed 8/27/04)

	(c)	Amended & Restated Sub-Advisory Agreement — Morgan Stanley dtd 11/25/03 (filed 2/24/05)

	(d)	Amended & Restated Sub-Advisory Agreement — Morgan Stanley dtd 8/23/04 (filed 2/24/05)

(5)	(a)	Dreyfus Corp. Sub-Advisory Agreement (filed 4/13/98)

	(b)	Amended & Restated Sub-Adv. — Dreyfus dtd 11/25/03 (filed 2/26/04)

	(c)	Amended & Restated Sub-Advisory Agreement — The Dreyfus Group dtd 7/1/04 (filed 2/24/05)

	(d)	Amended & Restated Sub-Advisory Agreement — Mellon Equity dtd 12/22/04 (filed 2/24/05)

	(e)	Amended & Restated Sub-Advisory Agreement — Mellon Equity dtd 08/08/2005 (filed 4/27/06)

	(f)	Amended & Restated Sub-Advisory Agreement — Mellon Equity dtd 01/01/08 (filed 2/29/08)

	(g)	Amended & Restated Sub-Advisory Agreement — Mellon Capital Management Corp. dtd 10/12/07

(6)	(a)	JP Morgan Sub-Advisory Agreement (filed 4/13/98)

	(b)	Amended & Restated Sub-Advisory Agreement — JP Morgan dtd 7/2/03 (filed 2/24/05)

	(c)	Amended & Restated Sub-Advisory Agreement — JP Morgan dtd 1/5/05 (filed 2/24/05)

(7)	(a)	Neuberger Berman Sub-Advisory Agreement (filed 4/24/99)

	(b)	Amended & Restated Sub-Advisory Agreement — Neuberger Berman dtd 6/25/03 (filed 2/24/05)

	(c)	Neuberger Berman Sub-Advisory Agreement dtd 10/31/03 (filed 2/26/04)

	(d)	Amended & Restated Sub-Advisory Agreement — Neuberger Berman dtd 6/30/04 (filed 8/27/04)

(8)	(a)	Bernstein Sub-Advisory Agreement (filed 04/29/02)

	(b)	Amended & Restated Sub-Advisory Agreement — Bernstein dtd 7/1/04 (filed 8/27/04)

(9)	(a)	T. Rowe PriceSub-Advisory Agreement dtd 3/8/04 (filed 6/15/2004)

	(b)	Amended & Restated Sub-Advisory Agreement — T. Rowe Price dtd 8/24/04 (filed 8/27/04)

	(c)	Amended & Restated Sub-Advisory Agreement - TRowe Price dtd 8/01/2005 (filed 4/27/06)

	(d)	Amended & Restated Sub-Advisory Agreement — T. Rowe Price dtd 8/1/06 (filed 10/24/06)

	(e)	Amended & Restated Sub-Advisory Agreement — T. Rowe Price dtd 9/15/06 (filed 10/24/06)

(10)	(a)	UBS Sub-Advisory Agreement dtd 9/30/02 (filed 6/15/2004)

	(b)	Amended & Restated Sub-Advisory Agreement — UBS Global Asset dtd 7/8/03 (filed 2/24/05)

(11)	(a)	American Century Sub-Advisory Agreement dtd 8/18/04 (filed 8/27/04)

(12)	(a)	Emerald Sub-Advisory Agreement dtd 9/1/04 (filed 2/24/05)

(13)	(a)	Columbis Circle Investors Sub-Advisory Agreement dtd 1/5/05 (4/29/05)

	(b)	Amended & Restated Sub-Advisory Agreement — CCI dtd 9/12/05 (filed 10/24/06)

	(c)	Amended & Restated Sub-Advisory Agreement — CCI dtd 12/15/06 (filed 4/19/07)

(14)	(a)	PREI Sub-Advisory Agreement dtd 07/01/2005 (filed 4/27/06

	(b)	PREI Sub-Sub-Advisory Agreement dtd 07/01/2005 (filed 4/27/06)

	(c)	Amended & Restated Sub-Advisory Agreement — PREI dtd 09/12/2005 (filed 4/27/06)

	(d)	Amended & Restated Sub-Advisory Agreement — PREI dtd 1/1/06 (filed 10/24/06)

(15)	(a)	Essex Sub-Advisory Agreement dtd 6/30/06 (filed 10/24/06)

(16)	(a)	Jacobs Levy Sub-Advisory Agreement dtd 6/15/06 (filed 10/24/06)

(17)	(a)	Edge Asset Management, Inc. Sub-Advisory Agreement dtd 1/4/07 (filed 1/9/07)

(18)	(a)	Spectrum Sub-Sub-Advisory Agreement dtd 07/01/2005 (filed 4/27/06)

(e)	Distribution Agreement (filed 10/24/00)
(1)	Amended & Restated Distribution Agreement dtd 6/14/04 (filed 8/27/04)

(2)	Distribution Agreement dtd 1/12/07 (filed 2/29/08)

(f)	N/A

(g)	Custodian Agreement
(1)	Domestic and Global Custodian Agreement with Bank of New York *

(h)	Agreement and Plan of Reorganization and Liquidation (filed 10/23/97)

(i)	Legal Opinion (filed 10/24/00)

(j)	(1) Consent of Independent Auditors *
(2)	Rule 485(b) opinion *

(3)	Powers of Attorney *

(k)	Omitted Financial Statements N/A

(l)	Initial Capital Agreements

(1-11) Initial Capital Agreements 1987 (filed 4/27/01)

(12-19) Initial Capital Agreements 1998 (filed 4/27/01)

(20-23) Initial Capital Agreements 1999 (filed 4/27/01)

(24-26) Initial Capital Agreements 2000 (filed 4/27/01)

(27) Initial Capital Agreements 5/1/2003 (filed 2/26/04)

(28) Initial Capital Agreements 8/30/2004 (filed 2/24/05)

(29) Initial Capital Agreement 1/5/07 (filed 2/29/08)

(m)	Rule 12b-1 Plan

(1) Class 2 Plan (filed 1/9/07)

(n)	Rule 18f-3 Plan N/A

(o)	Reserved

(p)	Codes of Ethics
(1)	AllianceBernstein Code of Ethics (filed 2/24/05) (filed 2/29/08)

(2)	American Century Code of Ethics (filed 2/24/05, 4/27/06) (filed 4/19/07)

(3)	Columbus Circle Investors Code of Ethics (filed 4/27/06)(filed 10/24/06)

(4)	Edge Asset Management Code of Ethics (filed 2/29/08)

(5)	Emerald Code of Ethics (filed 2/24/05)

(6)	Essex Code of Ethics (filed 2/29/08)

(7)	JP Morgan Code of Ethics (filed 2/24/05) (filed 2/29/08)

(8)	Jacobs Levy Code of Ethics (filed 2/29/08)

(9)	Mellon Code of Ethics (filed 4/27/06) (filed 4/19/07) *

(10)	Morgan Stanley Investment Management Code of Ethics (filed 2/24/05) (filed 10/24/06) (filed 4/19/07)

(11)	Neuberger Berman Code of Ethics (filed 4/27/06) (filed 10/24/06) (filed 4/19/07)

(12)	Principal Global Investors/Principal Real Estate Investors Code of Ethics (filed 4/19/07)

(13)	Principal Fund Entities Code of Ethics (filed 4/19/07) (Prinicpal Investors Fund, Principal Variable Contracts Fund, Principal Management Corporation Principal Financial Advisors, Princor Financial Services Corporation, Principal Funds
Distributor)

(14)	Sr. & Executive Officers Code of Ethics (Sarbanes)(filed 12/31/03)

(15)	Spectrum Code of Ethics (filed 2/29/08)

(16)	T. Rowe Price Code of Ethics (filed 2/24/05)

(17)	UBS Code of Ethics (filed 2/24/05)

*	Filed herein.

**	To be filed by amendment.
Item 24. Persons Controlled by or Under Common Control with Registrant
The registrant does not control and is not under common control with any person.
Item 25. Indemnification
     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a “corporate representative”) of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys’ fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:
(i)	The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and
1.	Was committed in bad faith; or

2.	Was the result of active and deliberate dishonesty; or
(ii)	The corporate representative actually received an improper personal benefit in money, property, or services; or

(iii)	In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.
     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant’s Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant’s Articles of Incorporation, Article 12 of Registrant’s Bylaws and Section 2-418 of the Maryland General Corporation Law.
     The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant’s registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant’s registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant’s agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Item 26. Business and Other Connection of Investment Adviser
     Principal Management Corporation (“PMC”) serves as investment adviser and dividend disbursing and transfer agent for, Principal Variable Contracts Fund, Inc. (“PVC”) and the Advisors Signature, Advsiors Select, Advisors Preferred, Select, and Preferred Class Shares of Principal Investors Fund, Inc.(“PIF”). PVC and PIF are funds sponsored by Principal Life Insurance Company. PMC also serves as investment advisors for PIF.
     A complete list of the officers and directors of the investment adviser, Principal Management Corporation, are set out below. This list includes some of the same people (designated by an *), who are serving as officers and directors of the Registrant. For these people the information as set out in the Statement of Additional Information (See Part B) under the caption “Directors and Officers of the Fund” is incorporated by reference.

Name	Company and Principal Business Address	Nature of Relationship
*John E. Aschenbrenner Director	Principal Financial Group 711 High Street Des Moines, IA 50309	See Part B

Patricia A. Barry Assistant Corporate Secretary	Same	Counsel Principal Life Insurance Company

*Craig L. Bassett Treasurer	Same	See Part B

*Michael J. Beer	Same	See Part B
Executive Vice President/Chief Operating Officer, Director

Tracy W. Bollin Financial Controller	Same	Assistant Controller Principal Funds Distibutor,
Inc. and Princor Financial Services Corporation

*David J. Brown	Same	See Part B
Senior Vice President

*Jill R. Brown	Same	See Part B
Senior Vice President/ Chief Financial Officer

*Ralph C. Eucher	Same	See Part B
Director

*Nora M. Everett	Same	See Part B
President

James W. Fennessey Vice President	Same

Michael P. Finnegan Senior Vice President -	Same	Second Vice President - Investment Services
Investment Services		Principal Life Insurance Company

*Steve Gallaher	Same	See Part B
Assistant General Counsel

*Ernest H. Gillum	Same	See Part B
Vice President and Chief Compliance Officer

Jason T. Hahn Director — Capital Markets	Same	Director — Capital Markets Principal Financial Group, Inc.

Joyce N. Hoffman Sr. Vice President and Corporate Secretary	Same	Senior Vice President and Corporate Secretary Principal Life Insurance Company

*Patrick A. Kirchner	Same	See Part B
Assistant General Counsel

Deanna L. Mankle Assistant Treasurer	Same	Assistant Treasurer Principal Life Insurance Company

*Sarah J. Pitts	Same	See Part B
Counsel

*Layne A. Rasmussen	Same	See Part B
Vice President and Controller — Principal Funds

David Reichart Senior Vice President	Same	Senior Vice President Princor Financial Services Corporation

Name	Company and Principal Business Address	Nature of Relationship
*Michael D. Roughton	Same	See Part B
Senior Vice President and Senior Securities Counsel

*Adam U. Shaikh	Same	See Part B
Counsel

Mark A. Stark Vice President — Investment Services	Same	Vice President — Investment Services Principal Life Insurance Company

Randy L. Welch Vice President — Investment Services	Same	Vice President - Investment Services Principal Life Insurance
Company

*Dan L. Westholm	Same	See Part B
Director — Treasury

*Beth Wilson	Same	See Part B
Vice President

*Larry D. Zimpleman	Same	See Part B
Chairman of the Board & Director
Item 27. Principal Underwriters
(a) Principal Funds Distributor, Inc. (“PFD”) is the principal underwriter for Principal Variable Contracts Fund, Inc. and for Class A, Class B, and Class C shares of Principal Investors Fund, Inc.(“PIF”). PFD will be the principal underwriter for Class S Shares of PIF. PFD and Princor Financial Services Corporation are co-distributors for the following share classes of PIF: J, Institutional, Advisors Signature, Advisors Select, Advisors Preferred, Select, and Preferred. PFD may also serve as the second principal underwriter for contracts issued by Farmers New World Life Insurance Company through Farmers Variable Life Separate Account A.
          (b)

(1)	(2)	(3)
Name and principal business address	Positions and offices with principal underwriter (PFD)	Positions and Offices with the Fund

Lindsay L. Amadeo The Principal Financial Group	Director — Marketing Communications	None
Des Moines, IA 50392

Patricia A. Barry The Principal Financial Group	Assistant Corporate Secretary	None
Des Moines, IA 50392

Craig L. Bassett The Principal Financial Group	Treasurer	Treasurer
Des Moines, IA 50392

Michael J. Beer The Principal Financial Group	Executive Vice President	Executive Vice President
Des Moines, IA 50392

Tracy W. Bollin The Principal Financial Group	Assistant Controller	None
Des Moines, IA 50392

David J. Brown The Principal Financial Group	Senior Vice President	Chief Compliance Officer
Des Moines, IA 50392

Jill R. Brown The Principal Financial Group	Director Senior Vice President and Chief Financial Officer	Senior Vice President
Des Moines, IA 50392

Bret J. Bussanmas The Principal Financial Group	Vice President - Distribution	None
Des Moines, IA 50392

P. Scott Cawley The Principal Financial Group	Product Marketing Officer	None
Des Moines, IA 50392

Ralph C. Eucher The Principal Financial Group	Chairman of the Board and Director	Vice Chairman, Chief Executive Officer and Director
Des Moines, IA 50392

Cary Fuchs 1100 Investment Boulevard	President	Senior Vice President of Distribution
El Dorado Hills, CA 95762

Stephen G. Gallaher The Principal Financial Group	Second Vice President/Counsel	Assistant Counsel
Des Moines, IA 50392

Alex Ghazanfari 1100 Investment Boulevard	Vice President/Chief Compliance Officer	None
El Dorado Hills, CA 95762

Tim Hill 1100 Investment Boulevard	Vice President — Distribution	None
El Dorado Hills, CA 95762

Joyce N. Hoffman The Principal Financial Group	Sr. Vice President and Corporate Secretary	None
Des Moines, IA 50392

Daniel J. Houston The Principal Financial Group	Director	None
Des Moines, IA 50392

Timothy J. Minard The Principal Financial Group	Director	None
Des Moines, IA 50392

Kevin J. Morris 1100 Investment Boulevard	Director — Marketing	None
El Dorado Hills, CA 95762

David L. Reichart The Principal Financial Group	Senior Vice President/Distribution	None
Des Moines, IA 50392

Michael D. Roughton The Principal Financial Group	Senior Vice President/Counsel	Counsel
Des Moines, IA 50392

Adam Shaikh The Principal Financial Group	Counsel	Assistant Counsel
Des Moines, IA 50392

Mark A. Stark The Principal Financial Group	Vice President — Investor Services	None
Des Moines, IA 50392

Traci L. Weldon The Principal Financial Group	Vice President/Compliance	None
Des Moines, IA 50392
(c) N/A
Item 28. Location of Accounts and Records
     All accounts, books or other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser in the Principal Life Insurance Company home office building, The Principal Financial Group, 680 8th Street, Des Moines, Iowa 50392.
Item 29. N/A
Item 30. N/A

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Des Moines and State of Iowa, on the 25th day of April, 2008.

Principal Variable Contracts Fund, Inc. (Registrant)
By /s/ R. C. Eucher
R. C. Eucher
Director, Vice Chairman and Chief Executive Officer

Attest:

/s/ Beth Wilson

Beth Wilson Secretary
     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. C. Eucher R. C. Eucher	Director, Vice Chairman and Chief Executive Officer (Principal Executive Officer)	April 25, 2008

/s/ L. A. Rasmussen L. A. Rasmussen	Vice President, Controller and Chief Financial Officer (Principal Financial Officer and Controller)	April 25, 2008

(L. D. Zimpleman)* L. D. Zimpleman	Director and Chairman of the Board	April 25, 2008

/s/ M. J. Beer M. J. Beer	Executive Vice President	April 25, 2008

(E. Ballantine)* E. Ballantine	Director	April 25, 2008

(K. Blake)* K. Blake	Director	April 25, 2008

(C. Damos)* C. Damos	Director	April 25, 2008

(R. W. Gilbert)* R. W. Gilbert	Director	April 25, 2008

(M. A. Grimmett)* M. A. Grimmett	Director	April 25, 2008

(F. S. Hirsch)* F. S. Hirsch	Director	April 25, 2008

(W. C. Kimball)* W. C. Kimball	Director	April 25, 2008

Signature	Title	Date

(B. A. Lukavsky)* B. A. Lukavsky	Director	April 25, 2008

(W. G. Papesh)* W. G. Papsh	Director	April 25, 2008

(D. Pavelich)* D. Pavelich	Director	April 25, 2008

*By	/s/ M. J. Beer
M. J. Beer Executive Vice President
Pursuant to Powers of Attorney Included